CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

AMENDED & RESTATED
COLLABORATION AGREEMENT
(Complera and the R/F/TAF Product)
by and among
GILEAD SCIENCES, INC., GILEAD SCIENCES IRELAND UC
and
JANSSEN R&D IRELAND
Dated as of December 23, 2014

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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TABLE OF CONTENTS
Page

1	DEFINITIONS 2

2	GOVERNANCE 39

2.1	Alliance Managers. 39

2.2	Procedural Rules of the Alliance Managers. 39

2.3	Financial Reporting Committee. 40

2.4	Ad Hoc Operating Committees. 42

2.5	Expenses. 42

3	DEVELOPMENT ACTIVITIES 42

3.1	Development of Edurant. 42

3.2	Development of Combination Products. 43

3.3	Performance; Subcontracting. 48

3.4	Records. 48

3.5	Reports. 49

3.6	Publication of Results. 49

3.7	Third Party Uses of Combination Product Clinical Data. 52

3.8	Limitations on Disclosure of Non-Oral Formulation Data. 52

4	REGULATORY MATTERS 52

4.1	General. 52

4.2	Registration Plan. 53

4.3	Regulatory Documentation to be Provided by the Parties. 54

4.4	Regulatory Filings and Communication. 56

4.5	Activities in Japan. 58

4.6	Records. 58

4.7	Regulatory Costs and Expenses. 58

4.8	Regulatory Dependencies. 59

5	MEDICAL AFFAIRS; CONFERENCES 59

5.1	Product Information; Medical Affairs and Medical Communications. 59

5.2	Responses to Medical Inquiries. 59

5.3	Conferences and Symposia. 60

5.4	Compliance. 60

6	COMMERCIALIZATION ACTIVITIES 61

6.1	Distribution in Region B and Region C. 61

6.2	Commercialization Activities. 61

6.3	Co-Detailing; Responses to Unsolicited Questions. 64

6.4	[Reserved]. 66

6.5	Third Party Distributors. 66

6.6	Distribution and Related Matters. 66

6.7	Marketing Materials. 67

6.8	Selection and Use of Trademarks. 69

6.9	Restricted Export. 70

6.10	Patient Assistance Program; Product Donations. 70

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UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

6.11	Commercialization Costs and Expenses. 71

6.12	[Reserved]. 71

6.13	[Reserved]. 71

6.14	[Reserved]. 71

6.15	Pricing for Commercial Sale. 71

6.16	Janssen Distributor Agreement. 71

7	[RESERVED] 71

8	MANUFACTURING AND SUPPLY 71

8.1	RPV Supply. 71

8.2	Territory Combination Product Supply. 73

8.3	Supplies of Territory Combination Product for use in Clinical Trials. 75

8.4	Additional Requirements. 76

9	LICENSE GRANTS AND RELATED COVENANTS 76

9.1	Licenses and Related Rights. 76

9.2	Rights of Reference and Related Rights. 78

9.3	Sublicenses. 80

9.4	Trademark Licenses. 82

9.5	Sublicensed Rights. 83

9.6	Retained Rights. 84

10	PAYMENTS 85

10.1	Payments. 85

10.2	Post-Conversion and Additional Supply Price Reductions. 85

10.3	Monthly Payment Term. 85

10.4	Mode of Payment. 85

10.5	Reports & Payments. 86

10.6	Financial Records. 87

10.7	Currency Conversion. 87

10.8	Audits. 87

10.9	Interest Due. 90

10.10	Tax Withholding. 90

10.11	Manufacturing Fees. 91

10.12	Branded Prescription Pharmaceutical Manufacturers Fee. 91

10.13	Research and Development Reimbursement Payments. 91

11	FINANCIAL CALCULATIONS AND ADJUSTMENTS 91

11.1	Calculations. 91

11.2	Working Percentages. 91

11.3	Actual Percentages. 91

11.4	Establishment of Standard Costs of Manufacturing. 91

11.5	[Reserved]. 91

11.6	Post-Generic FTC/TDF Combination. 91

11.7	[Reserved]. 91

11.8	[Reserved]. 92

11.9	[Reserved]. 92

11.10	Application of Original Agreement. 92

12	[RESERVED] 92

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13	SAFETY DATA EXCHANGE AGREEMENT; PRODUCT RECALL AND
WITHDRAWAL    92

13.1	Generally. 92

13.2	Notification and Recall. 92

13.3	Recall Expenses. 95

13.4.	Recall Records. 95

13.5.	Communication with Regulatory Authorities Regarding Recalls. 95

13.6.	Public Statements Regarding Recalls. 96

14	INTELLECTUAL PROPERTY RIGHTS 96

14.1	Ownership of Intellectual Property. 96

14.2	Prosecution of Patents. 97

14.3	Liability for Prosecution and Maintenance. 100

14.4	Enforcement of Patents. 100

14.5	Defense of Patents. 104

14.6	Trademarks. 105

15	CONFIDENTIALITY 106

15.1	Treatment of Confidential Information. 106

15.2	Permitted Disclosure. 107

15.3	Confidential Information. 108

15.4	Notification. 109

15.5	Data Privacy. 109

15.6	Remedies. 110

16	PRESS RELEASES, PUBLICATIONS AND PUBLIC RELATIONS MATTERS 110

16.1	Initial Statements. 110

16.2	Other Public Disclosures. 110

16.3	Use of Names. 111

17	REPRESENTATIONS, WARRANTIES AND COVENANTS; DISCLAIMER 112

17.1	Mutual Representations, Warranties and Covenants. 112

17.2	Additional Representations, Warranties and Covenants of Janssen. 114

17.3	Additional Representations, Warranties and Covenants of Gilead. 116

17.4	Disclaimer. 118

18	INDEMNIFICATION AND INSURANCE 119

18.1	General Indemnification. 119

18.2	Indemnification for Certain Product Liability-Related Matters. 120

18.3	Selected Product Liability Losses. 121

18.4	Third Party Infringement Losses. 121

18.5	Enforcement and Defense of Patents. 122

18.6	Other Shared Combination Product-Related Losses. 122

18.7	Indemnification Procedure. 123

18.8	Limitation on Damages. 125

18.9	Insurance. 125

19	TERM AND TERMINATION 126

19.1	Term. 126

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UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

19.2	Challenge by Governmental Authority. 126

19.3	Territory Combination Product Withdrawal. 126

19.4	Material Breach. 126

19.5	Voluntary Termination. 127

19.6	Consequences of Termination. 129

19.7	Accrued Liabilities; Survival. 132

20	GENERAL PROVISIONS 139

20.1	Force Majeure. 139

20.2	Notice. 139

20.3	Further Assurances. 140

20.4	Successors and Assigns. 141

20.5	Governing Law. 141

20.6	Dispute Resolution. 141

20.7	Arbitration. 143

20.8	Consent to Jurisdiction. 145

20.9	Waiver. 146

20.10	Severability. 146

20.11	Counterparts. 146

20.12	Construction. 146

20.13	Status of the Parties. 147

20.14	Entire Agreement. 147

20.15	Third Parties. 148

20.16	Guarantee. 148

20.17	Prior Diligence. 148

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Annexes
Annex list included in attached Annexes.

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AMENDED & RESTATED COLLABORATION AGREEMENT
THIS AMENDED & RESTATED COLLABORATION AGREEMENT (as the same may be amended, modified or supplemented from time to time, this “Agreement”) is made as of December 23, 2014 (the “Restatement Effective Date”), by and among Gilead Sciences, Inc., a corporation organized and existing under the laws of the State of Delaware and having its principal place of business at 333 Lakeside Drive, Foster City, California 94404 (“Gilead Parent”), Gilead Sciences Ireland UC (formerly known as Gilead Sciences Limited), an unlimited liability company existing under the laws of Ireland and wholly-owned subsidiary of Gilead Parent having its principal place of business at IDA Business & Technology Park, Carrigtohill, Co. Cork, Ireland (“Gilead Sub” and, collectively with Gilead Parent, “Gilead”) and Janssen R&D Ireland, a company organized and existing under the laws of Ireland, having its principal place of business at Eastgate Village, Eastgate, Little Island, County Cork, Ireland (“Janssen,” formerly known as Tibotec Pharmaceuticals, “Tibotec”). Each of Gilead and Janssen is sometimes referred to individually herein as a “Party” and collectively as the “Parties.”
RECITALS
WHEREAS, Gilead has developed and is marketing a proprietary reverse transcriptase inhibitor, Viread® (containing TDF (particularly 300 mg Tenofovir Disoproxil Fumarate and lower pediatric doses) as its only active pharmaceutical ingredient) (“Viread”), a proprietary nucleoside reverse transcriptase inhibitor, Emtriva® (containing FTC (particularly 200 mg Emtricitabine) as its only active pharmaceutical ingredient) (“Emtriva”), and a fixed-dose co-formulated product containing TDF (particularly 300 mg Tenofovir Disoproxil Fumarate) and FTC (particularly 200 mg Emtricitabine) as its only active pharmaceutical ingredients, Truvada® (“Truvada”), for the treatment of HIV infection in adults;
WHEREAS, Janssen or one or more of its Affiliates (as defined below) have developed and are marketing a proprietary non-nucleoside reverse transcriptase inhibitor, Edurant® (containing RPV (particularly 27.5 mg rilpivirine hydrochloride equivalent to 25 mg Rilpivirine) as its only active pharmaceutical ingredient) (“Edurant”), for the treatment of HIV infection in adults;
WHEREAS, Gilead or one or more of its Affiliates own or otherwise control certain intellectual property and other rights in and to a proprietary reverse transcriptase inhibitor containing TAF (particularly GS-7340) as its only active pharmaceutical ingredient, which inhibitor is being developed for the treatment of HIV infection in adults;
WHEREAS, pursuant to the License and Collaboration Agreement between the Parties dated July 16, 2009 (the “Original Effective Date”), as amended prior to the date hereof (the “Original Agreement”), the Parties have developed and are marketing Complera (as defined below);
WHEREAS, Gilead desires to develop a fixed-dose co-formulated product containing TAF, FTC and RPV as its only active pharmaceutical ingredients, and the Parties wish

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to allocate among themselves certain rights and duties relating to the development and commercialization of the R/F/TAF Product (as defined below) in the Territory (as defined below);
WHEREAS, Janssen was the Selling Party for Complera in certain countries under the Original Agreement as of the Restatement Effective Date and will continue to be the Selling Party for Complera in those countries under this Agreement pursuant to the Janssen Distributor Agreement (as defined below), subject to the terms and conditions hereof;
WHEREAS, the Parties believe that Complera is and the R/F/TAF Product will become an important treatment for the HIV community, and that in addition to the therapeutic benefit, Complera does and the R/F/TAF Product will improve health by driving compliance with treatment regimens;
WHEREAS, the Parties desire to amend and restate the Original Agreement to make certain modifications to their rights and obligations with respect to Complera and to set forth their rights and obligations with respect to the R/F/TAF Product; and
WHEREAS, both Complera and the R/F/TAF Product are, in part, the result of the cooperative effort of the Parties as set forth in this Agreement.
NOW, THEREFORE, in consideration of the mutual promises and covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1	DEFINITIONS
Unless otherwise specifically provided herein, the following terms shall have the following meanings:
1.1    “3TC” shall mean the compound set forth in Annex GG-5, known as lamivudine.
1.2    “Accounting Standards” shall mean United States Generally Accepted Accounting Principles (GAAP) or International Financial Reporting Standards (IFRS) if required in lieu of GAAP for a public company filing financial reports with the U.S. Securities and Exchange Commission, in each case as then current at the relevant time, and as consistently applied by the applicable Party and its Affiliates.
1.3    “Act” shall mean the United States Food, Drug and Cosmetic Act, as amended.
1.4    “ACTG” shall mean the AIDS Clinical Trials Group.
1.5    “Actual Percentages” shall mean (a) with respect to Territory Complera, the Complera Actual Percentage, and (b) with respect to the Territory R/F/TAF Product, the R/F/TAF Product Actual Percentage.
1.6    “Additional Personnel” shall have the meaning set forth in Section 1.250.

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UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

1.7    “Additional Requirement” shall have the meaning set forth in Section 8.4.
1.8    “Additional Supply Price” shall have the meaning set forth in Annex M-1.
1.9    “Ad Hoc Operating Committee” shall have the meaning set forth in Section 2.3.
1.10    “Affiliate” of a Person shall mean any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such Person. For purposes of this definition only, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” shall mean (a) the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through the ownership of voting securities or by contract relating to voting rights or corporate governance, or (b) the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities or other ownership interest of a Person; provided, however, that if local law restricts foreign ownership to fifty percent (50%) or less of such securities or such interest, control shall be established by direct or indirect ownership of the maximum ownership percentage that may, under such local law, be owned by foreign interests. For purposes of this Agreement and the Ancillary Agreements, Bristol-Myers Squibb & Gilead Sciences, LLC shall constitute an Affiliate of Gilead solely when and to the extent that Gilead has voting control with respect to such entity.
1.11    [*].
1.12    “Agreement” shall have the meaning set forth in the preamble hereto.
1.13    “Alliance Manager” shall have the meaning set forth in Section 2.1.
1.14    “Amended D/C/F/TAF Agreement” shall mean that certain Amended and Restated Collaboration Agreement between the Parties, relating to darunavir, cobicistat, FTC and TAF, dated as of even date herewith, as such agreement is amended from time to time.
1.15    “Ancillary Agreements” shall mean, collectively, (a) the Janssen Distributor Agreement, (b) the PVA, (c) the Quality Agreement(s), (d) the RPV Supply Agreement, (e) the Co-Detailing LOA’s, (f) the Data Sharing LOA, (g) the Master Clinical Trial Material Agreement, and the quality agreement(s) related thereto (as may be amended from time to time), in each case (under this clause (g)) solely as relating to the following supplement(s) to the Master Clinical Trial Material Agreement: that certain Clinical Trial Material Agreement Supplement by and between Janssen R&D Ireland, Janssen Services, LLC, Janssen Infectious Diseases - Diagnostics BVBA, Gilead Sciences, Inc. and Gilead Sciences Ireland UC, dated as of October 23, 2014, as may be amended from time to time, and any other supplements entered into in the future that are designated by the Parties (or their Affiliates that are parties to such supplements) as an Ancillary Agreement hereunder, as may be amended from time to time, and (h) any other agreement that is now or in the future designated in writing to be an Ancillary Agreement by the Parties (or their Affiliates that are parties to such agreements), as may be amended from time to time.

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1.16    “Annual Manufacturing Fee” shall have the meaning set forth in Annex M-4.
1.17    “Annual Yield Rate” shall have the meaning set forth in Annex M-1.
1.18    “API” shall mean active pharmaceutical ingredient.
1.19    “API Conversion Amount” shall have the meaning set forth in Annex M-1.
1.20    “Applicable Law” shall mean all applicable laws, rules, regulations, guidelines or other requirements of governmental authorities, including those that may be in effect from time to time in the Territory with respect to the validity or enforceability of this Agreement or activities under this Agreement, as may be applicable.
1.21    “Approved Price” shall have the meaning set forth Annex M-2.
1.22    “Arbitration Matter” shall mean any Dispute other than a Patent Matter or Expert Dispute, to the extent such Dispute (a) requires a determination as to the validity (including any claim of inducement of this Agreement by fraud or otherwise), application, interpretation or construction of, the compliance with, termination of, or breach of, this Agreement or any Ancillary Agreement or (b) is designated as an Arbitration Matter hereunder or under any Ancillary Agreement, provided that, in each case ((a) and (b)), such Dispute has been referred to, but not resolved by mutual agreement of, the Executives pursuant to Section 20.6 or, in the case of an Arbitration Matter related to the determination of an Estimated Yield Rate, the Manufacturing Executives pursuant to Annex M-1. For clarity, nothing in this Section 1.22 is intended to impair or nullify either Party’s final decision-making authority or right to consent with respect to any matter for which such Party is expressly stated to have final decision-making authority or right to consent under this Agreement.
1.23    “Atripla” shall mean that certain fixed-dose, co-formulated combination product containing as its only active pharmaceutical ingredients per single daily dose, TDF (particularly 300 mg Tenofovir Disoproxil Fumarate), FTC (particularly 200 mg Emtricitabine) and 600 mg efavirenz.
1.24    “Attorney Representative” shall have the meaning set forth in Section 2.3.1.
1.25    “Audit” shall have the meaning set forth in Section 10.8.1.1.
1.26    “Audited Party” shall have the meaning set forth in Section 10.8.1.1.
1.27    “Auditing Party” shall have the meaning set forth in Section 10.8.1.1.
1.28    “Average Respective Percentage” shall mean (a) with respect to Territory Complera, the Complera Average Respective Percentage, and (b) with respect to the Territory R/F/TAF Product, the R/F/TAF Product Average Respective Percentage.
1.29    “Biannual Month” shall have the meaning set forth in Annex M-1.

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1.30    [*].
1.31    “Branded Region B/C Complera” shall mean any Territory Complera that is Manufactured by or on behalf of Gilead or its Affiliates in accordance with the applicable Territory Complera Specifications (as such term is defined in the Janssen Distributor Agreement) (including the tablet color and shape set forth therein), which Territory Complera Specifications describe a product intended by the Parties to be sold or otherwise Distributed (or Manufactured for sale or other Distribution) exclusively in Region B and Region C.
1.32    “Branded Region B/C R/F/TAF Product” shall mean any Territory R/F/TAF Product that is Manufactured by or on behalf of Gilead or its Affiliates in accordance with the applicable Territory R/F/TAF Product Specifications (as such term is defined in the Janssen Distributor Agreement) (including the tablet color and shape set forth therein), which Territory R/F/TAF Product Specifications describe a product intended by the Parties to be sold or otherwise Distributed (or Manufactured for sale or other Distribution) exclusively in Region B and Region C.
1.33    “Breaching Party” shall have the meaning set forth in Section 19.4.1.
1.34    “Business Day” shall mean a day that is not a Saturday, Sunday, a day on which banking institutions in New York, New York or San Francisco, California are required by law to remain closed, or December 26 through December 31.
1.35    “Calculation Period” shall have the meaning set forth in Annex M-1.
1.36    “Calendar Quarter” shall mean a period of three (3) consecutive calendar months ending on March 31, June 30, September 30 or December 31.
1.37    “Calendar Year” shall mean a period of twelve (12) consecutive calendar months commencing on January 1 and ending on December 31, or a portion thereof in the case of a first or last Calendar Year.
1.38    “Canada Co-Detailing LOA” shall mean that certain Letter Agreement, dated as of November 30, 2011, by and between Gilead Sciences Canada, Inc. and Janssen Inc., setting forth principles for Detailing by Janssen, Inc. in Canada, as such agreement is amended from time to time.
1.39    “CDA” shall mean that certain amended and restated mutual confidential disclosure agreement between Gilead Parent and Janssen entered into as of August 9, 2007.
1.40    “Cessation” shall have the meaning set forth in Section 11.6.
1.41    “Clinical Data” shall mean, with respect to a Clinical Trial, any and all final clinical study reports, top line results reports and the tables, figures and listings as specified in the statistical analysis plan for such Clinical Trial, to the extent that such reports, tables, figures and listings are Controlled by a Party or any of its Affiliates. For the sake of clarity, Clinical Data shall not include any raw data.

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1.42    “Clinical Trial” shall mean (a) any Combination Product Clinical Trial; (b) any clinical trial in humans of any Single Agent Product in the Field; or (c) any clinical trial in humans of any Double Agent Product in the Field.
1.43    “CMC Data” shall mean any and all information contained in, as well as data supporting, the “Chemistry, Manufacturing and Control” and facilities sections (or sections corresponding thereto) of a Drug Approval Application, including information contained in, or data supporting, any drug master files referenced therein.
1.44    “CMO” shall have the meaning set forth in Annex M-4.
1.45    “Co-Detailing LOA’s” shall mean, collectively, the Canada Co-Detailing LOA, the International Co-Detailing LOA and the U.S. Co-Detailing LOA.
1.46    “Collaboration Inventions” shall mean any and all Information and Inventions conceived, discovered, developed or otherwise made (as necessary to establish authorship or inventorship under United States copyright or patent law, as the case may be) in the course of, as a result of, or in connection with, (a) the Combination Product Development Activities or (b) the activities relevant to a Combination Product conducted under the MTA or TPA. “Collaboration Inventions” shall include inventions arising from Clinical Data derived or generated from Combination Product Development Activities and shall exclude any Information and Inventions made (x) by Janssen specifically with respect to any RPV Product or the APIs contained therein, and (y) by Gilead specifically with respect to any Gilead Compound Product or the APIs contained therein.
1.47    “Combination Product” shall mean each of Complera and the R/F/TAF Product.
1.48    “Combination Product Clinical Trial” shall mean any Complera Clinical Trial or any R/F/TAF Product Clinical Trial, as applicable.
1.49    [*].
1.50    “Combination Product Development Activities” shall mean any Development Activities with respect to a Territory Combination Product (including any Combination Product Clinical Trials) that are necessary or reasonably expected to be necessary to obtain or maintain Regulatory Approval(s) for such Territory Combination Product in the Field in any or all countries in the Territory, except the term “Combination Product Development Activities” shall exclude (a) any Combination Product Clinical Trials conducted by or on behalf of Janssen or its Affiliates or any Combination Product Clinical Trials conducted by or on behalf of Gilead, its Affiliates or its Sublicensees, in each case other than those necessary or reasonably expected to be necessary to obtain or maintain Regulatory Approval(s) for such Territory Combination Product in the Field in any or all countries in the Territory, (b) any Development Activities relating specifically to RPV (or one or more of the RPV Products) and (c) any Development Activities relating specifically to TDF, TAF or FTC (or one or more of the Gilead Compound Products).

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1.51    “Combination Product Regulatory Activities” shall mean all regulatory activities conducted for the applicable Territory Combination Product (and not with respect to any other product) that are necessary or reasonably expected to be necessary to obtain or maintain Regulatory Approval(s) of a Territory Combination Product in the Field in any or all countries in the Territory, but excluding any Development Activities other than regulatory affairs activities with respect to such Territory Combination Product.
1.52    “Combination Product Regulatory Documentation” shall mean all Regulatory Documentation that is (a) specifically applicable to a Combination Product or the Combination Product Development Activities and (b) developed by or on behalf of a Party, or any of its Affiliates, Third Party distributors or Sublicensees, pursuant to, and during the term of, this Agreement or any Ancillary Agreement, but excluding (i) any Regulatory Documentation developed, owned, or generated by any Generic Licensee, (ii) any Regulatory Documentation resulting from Development Activities relating specifically to RPV (or any RPV Product), including the Edurant Development Activities, (iii) any Regulatory Documentation resulting from Development Activities relating specifically to one or more of TDF, TAF or FTC (or one or more of the Gilead Compound Products), and (iv) any INDs that a Party that is not the MA Holder with respect to a given country is permitted to hold pursuant to Section 4.4.2.
1.53    “Combination Product Trademarks” shall mean the Product Trademark(s) selected by Gilead for use in connection with the Exploitation of a Territory Combination Product in the Field in the Territory in accordance with this Agreement, including (with respect to Territory Complera) COMPLERA® and EVIPLERA®, and other Trademarks relating thereto, including any registrations of any of the foregoing or any pending applications relating to any of the foregoing. Notwithstanding the foregoing, the following shall not constitute Combination Product Trademarks: (a) Gilead Licensed Trademarks, (b) Janssen Licensed Trademarks and (c) the names, logos and other Trademarks of the Parties and their respective Affiliates (whether or not included in (a) or (b)).
1.54    “Commence” shall mean to administer the first dosing of a subject in the applicable Clinical Trial. “Commencement” shall have a corresponding meaning.
1.55    “Commercial Target Breach” shall mean Gilead’s failure to substantially achieve each or any of the Specific Targets under Section 6.2.2.
1.56    “Commercialization Activities” shall mean the marketing, promotion, including Detailing, Distribution, selling and other activities for the commercialization of a Territory Combination Product in the Field (including obtaining and maintaining any pricing approvals under Applicable Law and securing local or national drug plan reimbursement).
1.57    “Commercially Reasonable Efforts” shall mean, with respect to a given activity and a Party for a product or compound under this Agreement, the level of effort that would generally be used by such Party to conduct such activity for a product or compound owned by it or to which it has rights, which is of comparable market potential, profit potential or strategic value to such Party and is at a similar stage in its development or product life, taking into account, without limitation, issues of safety and efficacy, product profile, the proprietary

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

position, the then-current competitive environment for such product or compound (and any individual agent comprising part of such product or compound), the likely timing of the product’s or compound’s (and any such individual agent’s) entry into the market, the then-current market penetration, the return on investment potential of such product (and any individual agent comprising part of such product), the regulatory environment and status of the product (and any individual agent comprising part of such product), and other relevant scientific, technical and commercial factors, in each case as measured by the facts and circumstances at the time such efforts are due; provided, however, that the R/F/TAF Product shall not be taken into account when determining whether Gilead is using Commercially Reasonable Efforts with respect to a given activity for Complera in a given country until the filing of a Drug Approval Application for the R/F/TAF Product in such country. To the extent that the performance of a Party’s obligations hereunder is adversely affected by the other Party’s failure to perform its obligations hereunder, the impact of such performance failure will be taken into account in determining whether such Party has used Commercially Reasonable Efforts to perform such affected obligations.
1.58    “Company Sponsored Trial” shall mean a clinical trial sponsored by or on behalf of a Party or any of its Affiliates or (sub)licensees, but excluding any (a) investigator initiated studies or (b) ACTG studies, in each case ((a) and (b)), unless the applicable study is used by Janssen or its Affiliates in a Drug Approval Application for any Single Agent Product of Janssen or its Affiliates, or by the Selling Party in a Drug Approval Application for a Territory Combination Product.
1.59    “Complera” shall mean the fixed-dose co-formulated product in oral dosage form containing, as its only APIs per single daily dose, TDF, FTC and RPV, which product is either (a) a solid form that contains a dosage form of TDF equivalent to three hundred (300) milligrams Tenofovir Disoproxil Fumarate, FTC equivalent to two hundred (200) milligrams Emtricitabine and RPV equivalent to twenty-five (25) milligrams Rilpivirine; or (b) an age-appropriate pediatric formulation and dosage consistent with the Pediatric Investigation/Study Plan for a product that corresponds to the product described in clause (a) above, which plan is developed by Gilead and approved by Janssen in accordance with this Agreement.
1.60    “Complera Actual Percentage” shall have the meaning set forth on Annex I.
1.61    “Complera Average Respective Percentage” shall mean, with respect to a given Party and with respect to given Losses, (a) the weighted average of such Party’s Complera Actual Percentage for each Calendar Year during the period commencing on the Original Effective Date and ending with the earlier of (i) the last Calendar Year during the Term and (ii) the Calendar Year immediately prior to the Calendar Year in which such Losses are incurred, with the weighting based on the Net Sales of Territory Complera in the Territory during each such Calendar Year or (b) in the case of any Losses incurred in or prior to the Calendar Year in which the First Commercial Sale of Territory Complera in the Territory first occurs, such Party’s Complera Working Percentage for the Calendar Year in which such Losses are incurred.
1.62    “Complera Clinical Trial” shall mean: (a) any clinical trial in humans of Complera; or (b) any clinical trial in humans of a treatment regimen administered via multiple products that contain, in aggregate, all of RPV, FTC and TDF as its only three (3) APIs, in each

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UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

case ((a) and (b)), conducted in accordance with this Agreement. For clarity, a clinical trial involving a comparison of subjects treated with Complera (or the multiple products described in clause (b) above) to subjects treated with a different combination product or other treatment regimen shall be considered a Complera Clinical Trial. Any clinical trial that only qualifies as a Complera Clinical Trial because of the inclusion of an unspecified background regimen shall not be considered a Complera Clinical Trial.
1.63    “Complera Key Selling Messages” shall have the meaning set forth in Section 6.7.1.
1.64    “Complera Launch Period” shall have the meaning set forth in Section 6.2.2.1.
1.65    “Complera PVA” shall mean that certain Amended Safety Data Exchange Agreement between the Parties dated September 19, 2013, as such agreement is amended from time to time.
1.66    “Complera Third Party Trial” shall have the meaning set forth in Section 3.2.2.2a.iii.
1.67    “Complera Working Percentage” shall have the meaning set forth on Annex H.
1.68    “Completed Territory Combination Product” shall have the meaning set forth in Annex M-1.
1.69    “Completion” shall have the meaning set forth in Annex M-1.
1.70    “Confidential Information” shall have the meaning set forth in Section 15.3.1.
1.71    “Control” shall mean, with respect to a grant of any license, sublicense, access, or other right by a Party to the other hereunder relating to any Information and Inventions, Regulatory Documentation, Patents, know-how or other intellectual property rights, the right of such Party, whether by ownership, license or otherwise, to grant a license, sublicense, access, or other right to or under such item, Patent or right as provided for in this Agreement without violating Applicable Law or the terms of any agreement or other binding arrangement with any Third Party (before taking into account the effect of any licenses granted under this Agreement, but after taking into account the effect of Section 14.1).
1.72    “Corresponding Ratio” shall have the meaning set forth in Annex M-1.
1.73    “Country Monthly Payment” shall have the meaning set forth in Annex M-1.
1.74    “Country Ratio” shall have the meaning set forth in Annex M-1.
1.75    “Court” shall have the meaning set forth in Section 20.8.1.
1.76    “Cover”, “Covered” or “Covering” shall mean, with respect to a specified subject matter (such as a composition of matter, a method of use or activity), that, in the absence

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UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

of a license granted, the Exploitation of such subject matter would or is reasonably likely to infringe the applicable Patent or Valid Claim.
1.77    “CTD” shall mean, with respect to each Combination Product, the portion of Gilead’s NDA for such Combination Product filed in accordance with the Common Technical Document requirements, as defined by the International Conference on Harmonization.
1.78    “Cure Period” shall have the meaning set forth in Section 19.4.1.
1.79    “Data Sharing LOA” shall mean, collectively, (a) that certain Letter Agreement, dated as of March 21, 2011, by and between Janssen, Gilead Sciences, Inc., and Gilead Sciences Limited, and (b) that certain Letter Agreement, dated as of November 21, 2011, by and between Janssen, Gilead Sciences, Inc., and Gilead Sciences Limited, both (a) and (b), setting forth the obligations of the Parties with regards to [*], as such agreement is amended from time to time.
1.80    “Defending Party” shall have the meaning set forth in Section 18.7.2.
1.81    “Detail” shall mean an in-person presentation to a health care provider who has prescribing authority by a sales representative who is fully equipped with knowledge of, and local promotional materials and the Product Label with respect to, a Combination Product, in which presentation the characteristics of such Combination Product are described by such sales representative in a fair and balanced manner consistent with the requirements of Applicable Law and this Agreement, and in a manner that is customary in the industry for the purpose of promoting a prescription pharmaceutical product, but without regard to the position of the presentation within a call to the health care provider. For the avoidance of doubt, a promotional material drop or product reminder shall not constitute a Detail. When used as a verb, to “Detail” shall mean to engage in a Detail.
1.82    “Detailing Year” shall have the meaning set forth in Section 6.2.2.3.
1.83    “Development Activities” shall mean pre-clinical or clinical activities relating to any pharmaceutical product, including: pre-clinical testing, toxicology studies, formulation work, clinical studies (including bioequivalence studies), regulatory affairs activities with regard to clinical studies and clinical supplies, process development (including validation and scale-up), CMC Data development activities, pre-clinical and clinical manufacturing, validation, stability testing, and quality assurance technical support activities, test method development, statistical analysis, preparation of documentation and report writing.
1.84    “Development Record Access Notice” shall have the meaning set forth in Section 3.4.2.
1.85    “Disclosing Party” shall have the meaning set forth in Section 15.1.
1.86    “Disclosure Statement” shall mean a separate statement exchanged by the Parties that is identified on its face as the “Disclosure Statement” to this Agreement, is signed by the

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UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Parties and contains disclosures relating to any representation, warranty or covenant made by a Party under Article 17 as of the Restatement Effective Date.
1.87    “Dispute” shall have the meaning set forth in Section 20.6.1.
1.88    “Distribute” or “Distribution” shall mean, with respect to each country in the Territory, importing, selling, distributing, exporting, transporting and other activities associated with the foregoing listed activities with respect to the distribution of a product, including inventory management and control, warehousing and distribution, invoicing, collection of sales proceeds, preparation of sales records and reports, customer relations and services, and the handling of returns.
1.89    “Distribution Activities” shall have the meaning set forth in Section 6.6.
1.90    “Distribution Subcontractor” shall mean any Third Party subcontractor that (a) performs storage, warehousing or shipping, or coordination of any of the foregoing or (b) performs any of the Distribution Activities, in each case ((a) and (b)), with respect to a Territory Combination Product on behalf of a Selling Party (or its Affiliates) under this Agreement, other than Third Party Distributors.
1.91    “Double Agent Product” shall mean each of the F/TDF Product and the F/TAF Product.
1.92    “Drug Approval Application” shall mean, with respect to a product in a particular country, an application to the applicable Regulatory Authority for permission to market and/or sell such product in such country, including an NDA or MAA.
1.93    “Edurant” shall have the meaning set forth in the recitals hereto and shall mean such product as of the Restatement Effective Date.
1.94    “Edurant Development Activities” shall mean Development Activities with respect to Edurant.
1.95    “Edurant Regulatory Activities” shall mean the regulatory activities to be conducted for Edurant as required in order to obtain or maintain Regulatory Approvals of Edurant in the Field in the Territory, but excluding any Edurant Development Activities.
1.96    “Edurant Study” shall mean any Company Sponsored Trial that involves Edurant but does not include any other pharmaceutical product except (i) the F/TDF Product, (ii) the F/TAF Product, (iii) TDF and FTC (whether co-administered or co-formulated) or (iv) TAF and FTC (whether co-administered or co-formulated). Notwithstanding the foregoing, any clinical trial that would only qualify as an Edurant Study because of the inclusion of any of the items described in clauses (i) through (iv) in an unspecified background regimen shall not be considered an Edurant Study.

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UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

1.97     “EMA” shall mean the European Medicines Agency or any successor entity thereto having review authority over applications for centralized Regulatory Approvals in the European Union.
1.98    “Emtricitabine” shall mean the compound set forth in Annex GG-3, known as emtricitabine.
1.99    “Emtriva” shall have the meaning set forth in the recitals hereto and shall mean such product as of the Original Effective Date.
1.100    “Estimated Yield Rate” shall have the meaning set forth in Annex M-1.
1.101    “European Commission” shall mean the governing body of the European Union, or such other entity(ies) responsible for proposing legislation, implementing decisions, upholding treaties and the general operation of the European Union, including issuance of Regulatory Approvals in the European Union.
1.102    “European Union” or “EU” shall mean all countries that are member states of the European Union as constituted from time to time.
1.103    “Executive(s)” shall mean (a) in the case of Gilead, the President and Chief Operating Officer of Gilead Parent, and (b) in the case of Janssen, a Worldwide Chairman of Janssen Parent’s pharmaceutical group.
1.104    “Executives Review Period” shall have the meaning set forth in Section 20.6.2.
1.105    “Existing Gilead Licenses” shall mean any of those license agreements on Annex Y.
1.106    “Existing RPV Licenses” shall mean any of those license agreements on Annex W.
1.107    “Expert” shall have the meaning set forth in Section 20.6.3.
1.108    “Expert Dispute” shall mean a matter that is subject to resolution by an Expert in accordance with Section 20.6.2.3.
1.109    “Exploitation” or “Exploit” shall mean the making, having made, importation, exportation, use, sale, offering for sale, having sold, disposition, research, development, registration, modification, enhancement, Manufacturing, storage, formulation, optimization, transport, distribution, promotion or marketing of a product or process. When used as a verb, “Exploit” shall mean to engage in any of the foregoing activities.
1.110    “FDA” shall mean the United States Food and Drug Administration and any successor entity thereto having authority over Regulatory Approvals in the United States.

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UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

1.111    “Field” shall mean all human use in the prophylaxis and treatment of HIV infection.
1.112    “Finance Representative” shall have the meaning set forth in Section 2.3.1.
1.113    “Financial Records” shall have the meaning set forth in Section 10.6.
1.114    “Financial Reporting Committee” shall have the meaning set forth in Section 2.3.
1.115    “Finished Product” shall have the meaning set forth in Section 9.3.3.
1.116    “First Calendar Year” shall have the meaning set forth in Annex M-1.
1.117    “First Commercial Sale” shall mean, with respect to the applicable product in a country, the first sale in an arm’s length transaction and shipment of such product to a Third Party by a Party or any of its Affiliates or (sub)licensees in the Field in such country following Marketing Approval of such product in such country. For the avoidance of doubt, a first sale for compassionate use or named patient program sales shall not constitute a First Commercial Sale for purposes of this Agreement.
1.118    “Force Majeure Event” shall have the meaning set forth in Section 20.1.
1.119    “F/TAF Market” shall mean, [*].
1.120    “F/TAF NSP” shall have the meaning set forth in Annex M-1.
1.121    “F/TAF Product” shall mean any fixed-dose co-formulated FTC Product in oral dosage form containing, as its only two (2) APIs, FTC and TAF.
1.122    “F/TDF NSP” shall have the meaning set forth in Annex M-1.
1.123    “F/TDF Product” shall mean any fixed-dose co-formulated FTC Product in oral dosage form containing, as its only two (2) APIs, FTC and TDF, including Truvada.
1.124    “FTC” shall mean Emtricitabine or any or all of the following:  [*].
1.125    “FTC Product” shall mean any pharmaceutical product containing FTC, which product is under development or is being sold at any time by Gilead or an Affiliate, subcontractor, (sub)licensee, or Third Party distributor of Gilead or its Affiliates, including any FTC Single Agent Product, F/TDF Product or F/TAF Product; provided, however, that the term “FTC Product” shall not include any Combination Product or any STR (as defined in the Amended D/C/F/TAF Agreement).
1.126    “FTC Single Agent Product” shall mean any FTC Product that contains FTC as its only API, including Emtriva.

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UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

1.127    “Generic Basis” shall mean, with regard to commercialization of a product, the commercialization of a generic oral version of such product that is approved for marketing by a Third Party in the Field either: (i) pursuant to Section 505(j) of the Act (21 U.S.C. 355(j)) or a foreign equivalent thereof by reference to a Marketing Approval of such product, or (ii) pursuant to any other law or regulation where such approval is based on a demonstration of bio-equivalence or biosimilarity to such product. Under no circumstances shall a product be considered commercialized on a Generic Basis if a Party or its Affiliates or its (sub)licensees (a) transferred a Marketing Approval of such product to such Third Party, (b) transferred an application for Marketing Approval of such product to such Third Party, or (c) provided a Right of Reference to such Third Party in order to enable such Third Party to commercialize such product, except for a right of reference limited to qualifying the generic version for a government and/or nonprofit entity’s program for providing medicines at no or low cost to countries in Region C (such as the President’s Emergency Plan for AIDS Relief).
1.128    “Generic Combination Product” shall mean (a) with respect to Complera, Generic Complera, and (b) with respect to the R/F/TAF Product, Generic R/F/TAF Product.
1.129    “Generic Competition Period” shall mean, [*].
1.130    “Generic Complera” shall mean an oral product owned or otherwise controlled by a Third Party that (a) contains all three (3) of RPV, FTC and TDF as its only APIs and (b) is approved (or sought to be approved) in the Field either: (i) pursuant to Section 505(j) of the Act (21 U.S.C. 355(j)) or a foreign equivalent thereof by reference to a Marketing Approval of Territory Complera or any RPV Product, FTC Product or TDF Product, or (ii) pursuant to any other law or regulation where such approval is based on a demonstration of bio-equivalence or biosimilarity to any of the foregoing products.
1.131    “Generic Equivalent” shall have the meaning set forth in [*].
1.132    “Generic Exception” shall have the meaning set forth in Section 17.3.1.
1.133    “Generic F/TAF Combination” shall mean a product owned or controlled by a Third Party that (a) is in oral dosage form, (b) contains as its only APIs per single daily dose, TAF equivalent to 25 mg GS-7340 and FTC equivalent to 200 mg Emtricitabine, and (c) is approved (or sought to be approved) in the Field either: (i) pursuant to Section 505(j) of the Act (21 U.S.C. 355(j)) or a foreign equivalent thereof by reference to a Marketing Approval of F/TAF Product or any FTC Product or TAF Product, or (ii) pursuant to any other law or regulation where such approval is based on a demonstration of bio-equivalence or biosimilarity to any of the foregoing products.
1.134    “Generic F/TAF Combination Threshold” shall mean, [*].
1.135    “Generic FTC/TDF Combination” shall mean a product owned or controlled by a Third Party that (a) is in oral dosage form, (b) contains as its only APIs per single daily dose, TDF equivalent to 300 mg Tenofovir Disoproxil Fumarate and FTC equivalent to 200 mg Emtricitabine, and (c) is approved (or sought to be approved) in the Field either: (i) pursuant to

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Section 505(j) of the Act (21 U.S.C. 355(j)) or a foreign equivalent thereof by reference to a Marketing Approval of Truvada or any FTC Product or TDF Product, or (ii) pursuant to any other law or regulation where such approval is based on a demonstration of bio-equivalence or biosimilarity to any of the foregoing products.
1.136    “Generic FTC/TDF Combination Threshold” shall mean, [*].
1.137    “Generic Licensee” shall mean a Third Party that is authorized by a Party or a Party’s Affiliate to: (a) manufacture a generic version of such Party’s Single Agent Product(s) (or with respect to Gilead, its Double Agent Products) or other combination products containing one or more of such API(s), as applicable, on a Generic Basis or the API(s) therein, in order to sell such generic products or to sell such API(s) for use in such generic products; or (b) sell a generic version of any such products on a Generic Basis. With regard to Gilead, the term “Generic Licensee” shall also include MPP or any MPP Licensee(s).
1.138    “Generic R/F/TAF Product” shall mean an oral product owned or otherwise controlled by a Third Party that (a) contains all three (3) of RPV, FTC and TAF as its only APIs and (b) is approved (or sought to be approved) in the Field either: (i) pursuant to Section 505(j) of the Act (21 U.S.C. 355(j)) or a foreign equivalent thereof by reference to a Marketing Approval of the Territory R/F/TAF Product or any RPV Product, FTC Product or TAF Product, or (ii) pursuant to any other law or regulation where such approval is based on a demonstration of bio-equivalence or biosimilarity to any of the foregoing products.
1.139    “Generic Sales” shall have the meaning set forth in [*].
1.140    “Generic Threshold” shall have the meaning set forth in Annex M-2.
1.141    “Gilead” shall have the meaning set forth in the preamble hereto.
1.142    “Gilead Clinical Data” shall have the meaning set forth in Section 3.2.4.4.
1.143    “Gilead Component Characteristics” shall have the meaning set forth in Section 18.2.1.
1.144    “Gilead Compound Data Exclusivity” shall have the meaning set forth in Section 9.2.3.1.
1.145    “Gilead Compound Infringement” shall mean an infringement or misappropriation of any Patent or other intellectual property, including trade secrets, of a Third Party resulting from:

(a)
the importation of a Territory Combination Product by or on behalf of Janssen or its Affiliates, which infringement or misappropriation directly results from the incorporation into such Territory Combination Product of TAF, TDF or FTC, but [*], or

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UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

(b)
the importation of a Territory Combination Product by or on behalf of Janssen or its Affiliates, which infringement or misappropriation directly results from the manufacture of any TAF, TDF or FTC that is incorporated into such Territory Combination Product, but [*], in each case ((a) and (b)) without reference to the combination of the applicable Gilead Compound Product with RPV. For purposes of the definition of Gilead Compound Infringement, (x) “incorporation” or “incorporated” shall mean the presence of TAF, TDF or FTC, as applicable, in a Territory Combination Product, and not the process of incorporating TAF, TDF or FTC, as applicable, into a Territory Combination Product, and (y) Gilead Compound Infringement shall include only misappropriation by Gilead (or its Affiliates or contract manufacturers) and not by Janssen or any of its Indemnified Persons.
1.146    “Gilead Compound Product” shall mean any TDF Product, TAF Product or FTC Product. For the sake of clarity, “Gilead Compound Product” shall include any F/TAF Product or F/TDF Product, but shall exclude any Combination Product and the Duo Combination Product (as defined in the Amended D/C/F/TAF Agreement).
1.147    “Gilead-Controlled Combination Product Joint Patents” shall have the meaning set forth in Section 14.2.3.1a.
1.148    “Gilead Core Technology” shall mean all Information and Inventions Controlled by Gilead relating specifically to the Exploitation of FTC, TDF or TAF, or any combination of any of FTC, TDF and TAF, or any Gilead Compound Product (including the Double Agent Products and Atripla, but excluding, for clarity, any Combination Product).
1.149    “Gilead Countries” shall mean, at any time, any country other than the Janssen Countries (for clarity, including any Gilead Take-Over Countries and excluding any Janssen Take-Over Countries).
1.150    “Gilead In-License Requirements” shall have the meaning set forth in Section 9.5.1.
1.151    “Gilead Know-How” shall mean any and all Information and Inventions under the Control of Gilead or any of its Affiliates at any time during the period beginning on the Original Effective Date and ending on the last day of the Term (other than pursuant to Section 9.1) that are necessary or reasonably expected to be necessary for the Exploitation of a Territory Combination Product or are disclosed to Janssen or its Affiliates by Gilead or its Affiliates in the course of the performance of this Agreement or under the PVA (or other safety-data exchange provisions contained in any other Ancillary Agreement) and are not generally known to Third Parties, including any such Information and Inventions included in the Gilead-Owned Collaboration Inventions, but excluding any and all (a) such Information and Inventions to the extent disclosed by published Gilead Patents, (b) Joint Know-How and (c) any (i) business information, medical education materials, promotional materials and marketing and strategic studies, or (ii) information relating to the validity or enforceability of any Patents or any freedom to operate analysis. For clarity, Gilead Know-How shall not (x) include any Gilead Regulatory

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Documentation, but shall include Clinical Data Controlled by Gilead or its Affiliates or (y) include any Information and Inventions with respect to any compound other than TDF, TAF, FTC or RPV.
1.152    “Gilead Licensed Trademarks” shall mean any Trademarks used by Gilead or its Affiliates in connection with the Exploitation of Viread, Emtriva, Truvada or the F/TAF Product. A list of certain Gilead Licensed Trademarks existing as of the Restatement Effective Date is attached hereto as Annex A-1, which list Gilead shall update as reasonably requested by Janssen in writing.
1.153    “Gilead Marketing Approval” shall have the meaning set forth in Section 4.8.
1.154    “Gilead-Owned Collaboration Invention” shall mean any Collaboration Invention pertaining specifically and solely to Gilead Core Technology.
1.155    “Gilead Parent” shall have the meaning set forth in the preamble hereto.
1.156    “Gilead Patents” shall mean all of the Patents under the Control of Gilead or any of its Affiliates (other than pursuant to Section 9.1) at any time during the period beginning on the Original Effective Date and ending on the last day of the Term that would be infringed by the Exploitation of any Combination Product by a Person Distributing such Combination Product if such Combination Product were not purchased from Gilead. A list of certain Gilead Patents in the Janssen Countries, existing as of the Restatement Effective Date, is attached hereto as Annex B-1, which list Gilead shall update as reasonably requested by Janssen in writing. The Gilead Patents do not include the Joint Patents. For clarity, the Gilead Patents include Patents Covering the Gilead-Owned Collaboration Inventions.
1.157    “Gilead Payment Term” shall have the meaning set forth in Annex M-5.
1.158    “Gilead Permitted Use” shall mean (a) obtaining and maintaining Regulatory Approvals (including the initial Product Label and updates thereto) of any Territory Combination Product in the Gilead Countries, any Single Agent Product of Gilead or any Double Agent Product of Gilead in the Territory (such product(s) alone or in combination with RPV or an RPV Single Agent Product but not in combination with other compounds or products), (b) the performance of Gilead’s obligations and exercise of Gilead’s rights under this Agreement and (c) compliance with Applicable Law.
1.159    “Gilead Redactable Information” shall mean:
[*].
1.160    “Gilead Regulatory Documentation” shall mean all Regulatory Documentation that (a) is with respect to (i) TDF, TAF, FTC or a Gilead Compound Product, in each case in the Field, or (ii) a Combination Product and (b) is Controlled by Gilead or its Affiliates at any time during the period beginning on the Original Effective Date and ending on the last day of the Term.

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UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

1.161    “Gilead Results” shall have the meaning set forth in Section 3.6.1.
1.162    “Gilead Specified Rights” shall have the meaning set forth in Section 19.3.
1.163    “Gilead Sub” shall have the meaning set forth in the preamble hereto.
1.164    “Gilead Take-Over Country” shall mean, at any time, any country (a) that was a Janssen Country as of the Restatement Effective Date, (b) with respect to which the Janssen Distributor Agreement has terminated and (c) with respect to which Gilead has elected to convert such country to a Gilead Country pursuant to [*].
1.165    “Gilead Technology” shall mean, collectively, the Gilead Know-How and the Gilead Patents.
1.166    “Good Clinical Practice” or “GCP” shall mean the then-current standards for clinical trials for pharmaceutical products, as set forth in Applicable Law, as amended from time to time.
1.167    “Good Distribution Practice” or “GDP” shall mean the then-current standards for Distribution activities as set forth by the World Health Organization and Applicable Law, as amended from time to time.
1.168    “Good Laboratory Practice” or “GLP” shall mean the then-current standards for laboratory activities for pharmaceutical products, as set forth in Applicable Law, as amended from time to time.
1.169    “Good Manufacturing Practice” or “GMP” shall mean applicable current good manufacturing practices for pharmaceutical products (and components thereof) as described in regulations promulgated by the applicable Regulatory Authority, as amended from time to time.
1.170    “GS-7340” shall mean the compound set forth in Annex GG-1, known as GS-7340.
1.171    [*] shall have the meaning set forth in [*].
1.172    “Hold Criteria” shall have the meaning set forth in Section 4.8.
1.173    “IND” shall mean (a) an Investigational New Drug Application as defined in the Act and regulations promulgated thereunder or any successor application or procedure required to initiate clinical testing of a drug in humans in the United States; (b) a counterpart of such an Investigational New Drug Application that is required in any other country in the Territory before beginning clinical testing of a drug in humans in such country; and (c) all supplements and amendments to any of the foregoing.
1.174    “Indemnified Party” shall mean a Party that is seeking, or has an Indemnified Person that is seeking, indemnification (or other reimbursement) for Losses pursuant to Article 18.

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UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

1.175    “Indemnified Persons” shall mean, with respect to a Party, such Party, its Affiliates and their respective agents, officers, directors and employees.
1.176    “Indemnifying Party” shall mean the Party responsible for indemnifying the Indemnified Party and its Indemnified Persons under Article 18.
1.177    “Information and Inventions” shall mean all technical, scientific and other know-how and information, trade secrets, knowledge, technology, means, methods, processes, practices, formulas, instructions, skills, techniques, procedures, ideas, technical assistance, designs, drawings, assembly procedures, computer programs, apparatuses, specifications, data, results and other material, including Manufacturing procedures, test procedures, and purification and isolation techniques (whether or not confidential, proprietary, patented or patentable) in written, electronic or any other form, and all other discoveries, developments, inventions (whether or not confidential, proprietary, patented or patentable), and tangible embodiments of any of the foregoing. Information and Inventions shall be deemed to exclude Regulatory Documentation, but, for clarity, shall include Clinical Data. Notwithstanding the foregoing, in no event shall Information and Inventions include any (a) promotional or sales materials, or (b) information relating to the validity or enforceability of any Patents or any freedom to operate analysis.
1.178    “Infringement” shall have the meaning set forth in Section 14.4.4.
1.179    “Infringing Combination Product” shall have the meaning set forth in Section 14.4.4.
1.180    “Initial Specific Target Breach” shall mean, with respect to each applicable Major Market Country and each Specific Target, the first failure by Gilead to substantially achieve such Specific Target in such country.
1.181    “In-License Agreement” shall mean any Existing RPV License, any Existing Gilead License or any agreement deemed to be an In-License Agreement pursuant to Section 9.5.4.
1.182    “In-License Requirements” shall mean the Janssen In-License Requirements or the Gilead In-License Requirements, as applicable.
1.183    “Input Supplied RPV” shall have the meaning set forth in Annex M-1.
1.184    “International Co-Detailing LOA” shall mean that certain Amended and Restated Letter Agreement, dated as of November 4, 2013, by and between Janssen R&D Ireland and Gilead Sciences, Inc., which sets forth Detailing principles for the Co-Detailing Territory (defined therein), as such agreement is amended from time to time.
1.185    “International Public Organization” shall mean any of the organizations listed on 8 C.F.R. § 316.20, as amended from time to time.
1.186    “JAMS” shall have the meaning set forth in Section 20.7.1.

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

1.187    “Janssen” shall have the meaning set forth in the preamble hereto.
1.188    “Janssen Blended Ratio” shall have the meaning set forth in Annex M-3.
1.189    “Janssen Clinical Data” shall have the meaning set forth in Section 3.1.2.
1.190    “Janssen-Controlled Combination Product Joint Patents” shall have the meaning set forth in Section 14.2.3.1b.
1.191    “Janssen Core Technology” shall mean all Information and Inventions Controlled by Janssen and relating specifically to the Exploitation of RPV or any RPV Product, but excluding for clarity the Combination Products.
1.192    “Janssen Countries” shall mean, at any time, each of the countries set forth on Annex AA-2, but excluding any Gilead Take-Over Countries and including any Janssen Take-Over Countries.
1.193    [*].
1.194    “Janssen Distributor Agreement” shall mean the agreement entered into on even date hereof between the Parties in the form set forth in Annex Z, which agreement amends and restates the Janssen Distributor Agreement (as defined in the Original Agreement), and pursuant to which Janssen will act as Gilead’s exclusive distributor of Territory Combination Products within the Janssen Countries, as such agreement is amended from time to time.
1.195     “Janssen In-License Requirements” shall have the meaning set forth in Section 9.5.1.
1.196    “Janssen Know-How” shall mean any and all Information and Inventions under the Control of Janssen or any of its Affiliates at any time during the period beginning on the Original Effective Date and ending on the last day of the Term that are necessary or reasonably expected to be necessary for the Exploitation of a Combination Product or are disclosed to Gilead or its Affiliates by Janssen or its Affiliates in the course of the performance of this Agreement or under the PVA (or other safety-data exchange provisions contained in any other Ancillary Agreement) and are not generally known to Third Parties, including any such Information and Inventions included in the Janssen-Owned Collaboration Inventions, but excluding any and all (a) such Information and Inventions to the extent disclosed by published Janssen Patents, (b) Joint Know-How and (c) (i) business information, medical education materials, promotional materials and marketing and strategic studies, or (ii) information relating to the validity or enforceability of any Patents or any freedom to operate analysis. For clarity, Janssen Know-How shall not include (x) any Janssen Regulatory Documentation, but shall include Clinical Data Controlled by Janssen or its Affiliates or (y) any Information and Inventions with respect to any compound other than RPV, TAF, TDF or FTC.
1.197    “Janssen Licensed Trademarks” shall mean any Trademarks used by Janssen or its Affiliates in connection with the Exploitation of the RPV Single Agent Product, including

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Edurant. A list of certain Janssen Licensed Trademarks existing as of the Restatement Effective Date is attached hereto as Annex A-2, which list Janssen shall update as reasonably requested by Gilead in writing.
1.198    “Janssen-Owned Collaboration Invention” shall mean any Collaboration Invention pertaining specifically and solely to Janssen Core Technology.
1.199    “Janssen Parent” shall mean Johnson & Johnson, a New Jersey corporation.
1.200    “Janssen Patents” shall mean all of the Patents under the Control of Janssen or any of its Affiliates at any time during the period beginning on the Original Effective Date and ending on the last day of the Term that Cover any or all of the following: the composition of matter, method of use, formulation, Manufacture, import or sale of RPV or any Combination Product. A list of certain Janssen Patents existing as of the Restatement Effective Date is attached hereto as Annex B-2, which list Janssen shall update as reasonably requested by Gilead in writing. The Janssen Patents do not include the Joint Patents. For clarity, the Janssen Patents do include Patents Covering the Janssen-Owned Collaboration Inventions.
1.201     “Janssen Payment Term” shall have the meaning set forth in the Janssen Distributor Agreement.
1.202    “Janssen Percentage” shall have the meaning set forth in Annex M-1.
1.203    “Janssen Permitted Use” shall mean solely (a) obtaining and maintaining Regulatory Approvals (including the initial Product Label and updates thereto) of any Territory Combination Product in the Janssen Countries or any Single Agent Product of Janssen in the Territory (such Single Agent Product alone or in combination with FTC, TDF or TAF or Truvada, the F/TAF Product, the FTC Single Agent Product, the TDF Single Agent Product or the TAF Single Agent Product, but not in combination with other compounds or products), (b) performing Janssen’s obligations or exercising Janssen’s rights under this Agreement and (c) compliance with Applicable Law.
1.204    “Janssen Portion” shall have the meaning set forth in Annex M-4.
1.205    “Janssen Ratio” shall have the meaning set forth in Annex M-3.
1.206    “Janssen Redactable Information” shall mean:
[*].
1.207    “Janssen Regulatory Documentation” shall mean all Regulatory Documentation (a) with respect to any RPV Single Agent Product and (b) that is Controlled by Janssen or any of its Affiliates at any time during the period beginning on the Original Effective Date and ending on the last day of the Term.
1.208    “Janssen Reliant Country” shall have the meaning set forth in Section 4.8.

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

1.209    “Janssen Results” shall have the meaning set forth in Section 3.6.2.
1.210    “Janssen Share” shall have the meaning set forth in Annex M-1.
1.211    “Janssen Specified Rights” shall have the meaning set forth in Section 19.3.
1.212    “Janssen Take-Over Country” shall mean, at any time, any country that was a Gilead Country as of the Restatement Effective Date, with respect to which Janssen has elected to convert such country to a Janssen Country pursuant to any applicable provision of this Agreement.
1.213    “Janssen Technology” shall mean, collectively, the Janssen Know-How and the Janssen Patents.
1.214    “Joint Collaboration Inventions” shall mean all Collaboration Inventions, but excluding any Janssen-Owned Collaboration Inventions and Gilead-Owned Collaboration Inventions.
1.215    “Joint Know-How” shall mean any and all Information and Inventions included in the Joint Collaboration Inventions that are not generally known, but excluding any Information and Inventions to the extent (a) disclosed by published Joint Patents, or (b) published pursuant to Section 3.6.
1.216    “Joint Patents” shall mean any Patents to the extent that such Patents Cover Joint Collaboration Inventions.
1.217    “Joint Technology” shall mean, collectively, the Joint Know-How and the Joint Patents.
1.218    “Key Selling Messages” shall have the meaning set forth in Section 6.7.1.
1.219    “Key Territory” shall mean the following countries: the countries comprising the European Union, [*] and the United States.
1.220    “Label Characteristics” shall have the meaning set forth in Section 18.2.2.
1.221    “Launch Period” shall mean, in the case of Territory Complera, the Complera Launch Period and, in the case of Territory R/F/TAF Product, the R/F/TAF Launch Period.
1.222    “Lead Patent Party” shall have the meaning set forth in Section 14.2.3.2.
1.223    “Licensor Patent” shall mean any Janssen Patent that Covers any or all of the following: the composition of matter, method of use, formulation, Manufacture, import or sale of RPV or Supplied RPV or a Combination Product.
1.224    “Local Promotional Materials” shall have the meaning set forth in Section 6.7.2.

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

1.225    “Losses” shall mean judgments, fines, amounts paid in settlement, and reasonable, direct, out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by a Party (or other indemnitee as provided in Article 18) in a Proceeding. For clarity, Recall Expenses shall not constitute Losses.
1.226    “Lost Supplied RPV” shall have the meaning set forth in Annex M-1.
1.227    “MAA” shall mean (a) a marketing authorization application filed with (i) the EMA under the centralized EMA filing procedure or (ii) a Regulatory Authority in any country in the European Union if the centralized EMA filing procedure is not used to obtain Marketing Approval; or (b) any other equivalent or related regulatory submission to gain Marketing Approval in any country in the European Union.
1.228    “MA Holder” shall mean the entity that holds the Marketing Approval for a product in a given country.
1.229    “Major Market Countries” shall mean the United States, [*], France, Germany, Italy, Spain, the United Kingdom [*].
1.230    “Mandatory Price Reduction” shall have the meaning set forth in Annex M-2.
1.231    “Manufacture” or “Manufacturing” shall mean, with respect to a product or API, the manufacturing, processing, formulating, packaging, labeling, holding (including storage), and quality control testing (including release) of such product or API.
1.232    “Manufacturing Completion” shall have the meaning set forth in Annex M-1.
1.233    “Manufacturing Executives” shall have the meaning set forth in Annex M-1.
1.234    “Manufacturing Fee” shall have the meaning set forth in Annex M-4.
1.235    “Manufacturing Fee Percentage” shall have the meaning set forth in Annex M-3.
1.236    “Manufacturing Process” shall mean any process or step thereof that is necessary or useful for Manufacturing a Territory Combination Product from (a) the Supplied RPV, (b) TDF or TAF, as applicable, and (c) FTC, in each case ((a), (b) and (c)) whether in bulk granulation form or any other form. Manufacturing Process shall not include making RPV in any form.
1.237    “Marketing Approval” shall mean, with respect to a given product and a given country or jurisdiction, an approval by the applicable Regulatory Authority of a Drug Approval Application for such product in such country or jurisdiction, including all post-approval commitments, supplements and amendments to such an application, but excluding any pricing and reimbursement approvals or, except in countries where the import license provides a right to market and sell the product, import licenses.

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

1.238    “Master Clinical Trial Material Agreement” shall mean the Master Clinical Trial Material Agreement, effective as of November 17, 2005, entered into by Janssen and Gilead Parent, as amended by Janssen, Gilead Parent, and Tibotec Therapeutics Clinical Affairs, Division of Ortho Biotech Clinical Affairs LLC (as used in this Section 1.238, “Tibotec Therapeutics”) in Amendment #1 to Master Clinical Trial Material Agreement, last dated October 2, 2006, and as amended by Janssen, Gilead Parent, Tibotec Therapeutics, and Tibotec BVBA in Amendment # 2 to the Master Clinical Trial Material Agreement, effective as of November 5, 2010 and as thereafter amended from time to time.
1.239    “Material” shall mean RPV, TDF, TAF or FTC, as applicable.
1.240    “Material Breach” shall mean (a) with respect to Territory Complera, (i) in the case of Gilead, a Commercial Target Breach, or (ii) in the case of either Party, a breach of this Agreement that goes to the root of this Agreement with respect to Territory Complera and that is so substantial that it defeats the object of the aggrieved Party in making this Agreement with respect to Territory Complera, and (b) with respect to the Territory R/F/TAF Product, in the case of either Party, a breach of this Agreement that goes to the root of this Agreement with respect to the Territory R/F/TAF Product and that is so substantial that it defeats the object of the aggrieved Party in making this Agreement with respect to the Territory R/F/TAF Product. In determining whether a breach is a Material Breach, the arbitrator shall take into particular consideration the special purpose of this Agreement with respect to the applicable Territory Combination Product and the extent to which the injured Party will be deprived of the benefit which it reasonably expected in entering into this Agreement with respect to the applicable Territory Combination Product.
1.241    “Material Supplier” shall mean, in the case of RPV, Janssen, or, in the case of TDF, TAF or FTC or Territory Combination Product, Gilead.
1.242    “Monthly Payment” shall have the meaning set forth in Annex M-1.
1.243    “Monthly Payment Term” for a given Territory Combination Product and country of the Territory (including the Janssen Countries), shall mean the period that commences as of the date of First Commercial Sale of such applicable Territory Combination Product in such country and expires at the later of: (a) [*] after the date of First Commercial Sale of Territory Complera or the Territory R/F/TAF Product, as applicable, in such country; and (b) expiration or invalidation (as described in the definition of Valid Claim) of the last of the Valid Claims of the Licensor Patent(s) that Covers Exploitation of such applicable Territory Combination Product in such country by Gilead or its Affiliates, Sublicensees or Third Party Distributors.
1.244    “Monthly Quantity” shall have the meaning set forth in Annex M-1.
1.245    “MPP” shall mean the Medicines Patent Pool, a non-profit foundation registered under the laws of Switzerland, and having a principal place of business at 150 route de Ferney, P.O. Box 2100, CH-1211 Geneva 2, Switzerland, or any successor thereof.

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

1.246    “MPP License” shall mean each of (a) the license granted by Gilead to MPP pursuant to that certain license agreement between the MPP and Gilead Parent effective as of July 11, 2011, as amended from time to time (provided that any such amendment may not have the effect of removing any existing requirements (or substantially similar requirements) as set forth in clauses (a) through (c) of Section 1.310 with respect to MPP or its sublicensees as Generic Licensees) and (b) the license granted by Gilead to MPP pursuant to that certain license agreement between the MPP and Gilead Parent effective as of July 22, 2014, as amended from time to time (provided that any such amendment may not have the effect of removing any existing requirements (or substantially similar requirements) as set forth in clauses (a) through (c) of Section 1.310 with respect to MPP or its sublicensees as Generic Licensees).
1.247    “MPP Licensee(s)” shall mean any Third Party that enters into a sublicense with MPP under either of the MPP Licenses.
1.248    “MTA” shall mean that certain Materials Transfer Agreement by and between Gilead Parent and Janssen dated February 1, 2009, as such agreement is amended from time to time, including Addendum #1 dated April 2, 2014, Addendum #2 dated June 12, 2014, Addendum #3 dated September 15, 2014 and Addendum #4 dated October 30, 2014.
1.249     “NDA” shall mean a New Drug Application as defined in the Act and regulations promulgated thereunder or any successor application or procedure required to market or sell a drug in the United States or to export a pharmaceutical product from the United States.
1.250     “Necessary Personnel” means, with respect to each Party [*] (such Persons, the “Additional Personnel”).
1.251    “Negotiation Period” shall have the meaning set forth in Section 6.5.
1.252    “Net Sales” shall mean, with respect to a product for any period for a country, expressed in local currency in such country, the gross amount invoiced for commercial sales of such product in such period by the applicable selling Party or any of its Affiliates or Sublicensees (in the case of Territory Combination Product where Gilead is the Selling Party) or (sub)licensees (in the case of any other product) to Third Parties, less charges, if any, to the applicable Third Party for freight, postage, shipping and insurance expenses (if separately identified in such invoice) and less deductions for: (a) normal and customary quantity or cash discounts and sales returns and allowances, including those granted on account of prompt payment, price adjustments, billing errors, permitted customer rejections or returns (including due to a recall or product withdrawal) for a given quantity of the applicable product, administrative fees or reimbursements or similar payments to wholesalers or other distributors, buying groups, pharmacy benefit management organizations, health care insurance carriers or other institutions, and allowances, rebates, fees paid to distributors and chargebacks allowed or given; (b) customs or excise duties or other duties related to the sales making up the gross invoice amount (if separately identified in such invoice); (c) any rebates or similar payments accrued with respect to sales paid for by any governmental or regulatory authority; (d) sales and other taxes and duties directly related to the sale, to the extent that such items are included in the gross invoice amount (but not including taxes assessed against the income derived from such sale); and (e) any other

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

item taken as a deduction to determine net sales under the Accounting Standards. Any of the deductions listed above that involves a payment by such Party shall not be taken as a deduction prior to the date accrued in accordance with the Accounting Standards. Further, for purposes of determining Net Sales with respect to a product, the product shall be deemed to be sold when the revenue obtained in connection with the transfer of such product to a Third Party is recognized in accordance with the Accounting Standards. Net Sales with respect to a product for any period for the Territory as a whole (or the Gilead Countries as a whole or the Janssen Countries as a whole, as the case may be) shall be expressed in U.S. Dollars and, in the case of a Territory Combination Product, shall be equal to the sum of Net Sales of such Territory Combination Product (as converted into U.S. Dollars as provided under Section 10.7) in each country in the Territory (or the Gilead Countries or the Janssen Countries, as applicable) for such period.
For purposes of calculating the F/TAF NSP, F/TDF NSP, and RPV NSP or making the analogous calculation pursuant to Section 19.6.3, if (i) the applicable product is sold by a Third Party distributor of a Party, (ii) the applicable agreement between such Party and such Third Party distributor includes the record-keeping and audit provisions required to be included in such agreement under Section 10.8.2.3 and such Third Party distributor has not previously refused to allow an audit, which refusal has prevented such audit of its records under such provisions (or the Parties otherwise agree), and (iii) at the time the calculations in Section F of Annex M-1 or Section E of Exhibit B-1 of the Janssen Distributor Agreement, as applicable, are to be performed, the in-market Net Sales made by such Third Party distributor (calculated mutatis mutandis) are available, then such in-market Net Sales may be used in lieu of the Net Sales calculation based on the sale of such product to the Third Party distributor as set forth in this definition.
1.253    “Net Selling Price” shall have the meaning set forth in Annex M-1.
1.254    [*] shall have the meaning set forth in Annex M-1.
1.255    [*] shall have the meaning set forth in Annex M-1.
1.256    “Non-Breaching Party” shall have the meaning set forth in Section 19.4.1.
1.257    [*] shall have the meaning set forth in [*].
1.258    “Notice of Allegation” shall mean (a) with respect to Canada, the filing of a notice of allegation under the Patented Medicines (Notice of Compliance) Regulations (Canada) and (b) with respect to any other country, the filing of a certification that is analogous to a Paragraph (iv) Certification or the filing of a notice that is analogous to a Notice of Allegation described in clause (a).
1.259    “Notice of Claim” shall have the meaning set forth in Section 18.7.1.
1.260     “NSP” shall have the meaning set forth in Annex M-2.
1.261    “Officials” shall have the meaning set forth in Section 17.1.11.

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

1.262    “Ongoing Edurant Studies” shall have the meaning set forth in Section 3.1.2.
1.263    “Original Agreement” shall have the meaning set forth in the recitals hereto.
1.264    “Original Effective Date” shall have the meaning set forth in the recitals hereto.
1.265    “Other Combination Product” shall mean [*].
1.266    “Other Generic Licensee” shall mean [*].
1.267    “Other Infringement” shall have the meaning set forth in Section 14.4.4.
1.268    “Other Infringing Product” shall have the meaning set forth in Section 14.4.4.
1.269    “Other RPV Product” shall mean an RPV Product containing RPV as its sole API at a dose which is the therapeutic equivalent of 25 mg Rilpivirine.
1.270    “Paragraph (iv) Certification” shall have the meaning set forth in Section 14.4.4.
1.271    “Party” and “Parties” shall have the meanings set forth in the preamble hereto.
1.272    “Party Product” shall have the meaning set forth in Annex M-2.
1.273    “Party-Specific Recall/Withdrawal” shall mean, with respect to a Party, any recall or withdrawal that (a) is caused by one or more of the following: (i) such Party’s (or its Affiliate’s or subcontractors’) negligence, gross negligence or willful misconduct or omission, (ii) safety issues with respect to such Party’s APIs, (iii) breach by such Party (or its Affiliate or subcontractor) of this Agreement or any Ancillary Agreement, (iv) any event occurring while the applicable Territory Combination Product is under the control of such Party (or its Affiliate) hereunder, including under the Janssen Distributor Agreement, or (v) such Party’s determination to withdraw a Territory Combination Product from the market in one or more countries in the Territory pursuant to Section 13.2.3; and (b) is not caused by any of the following: (i) the other Party’s (or its Affiliate’s or subcontractor’s) negligence, gross negligence or willful misconduct or omission, (ii) safety issues with respect to the other Party’s APIs, (iii) the breach by the other Party (or its Affiliate or subcontractor) of this Agreement or any Ancillary Agreement, or (iv) any event occurring while such Territory Combination Product is under the control of the other Party (or its Affiliate) hereunder, including under the Janssen Distributor Agreement.
1.274    “Patent Cooperation Treaty” or “PCT” shall mean the Patent Cooperation Treaty, opened for signature June 19, 1970, 58 U.S.T. 7645.
1.275    “Patent Matter” shall mean any Dispute between the Parties that relates to the inventorship, infringement, enforceability or validity of any Joint Patent or any Patent that is licensed hereunder by one Party to the other Party, which Dispute is not resolved by the Executives pursuant to Section 20.6.

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

1.276    “Patents” shall mean, with respect to a particular inventive subject matter, (a) all applications for certificates of invention, provisional or priority-establishing patent applications and non-provisional or utility patent applications, including patent applications under the Patent Cooperation Treaty and the European Patent Right Convention, claiming such inventive subject matter and all patents and certificates of invention issuing therefrom; together with (b) any renewal, division, continuation (in whole or in part), or request for continued examination of any of such patents, and any reissues, reexaminations, extensions, divisions, renewals, substitutions, confirmations, registrations, revalidations, revisions, and additions of or to any of the foregoing, and any foreign counterparts of any of the foregoing and any other patents and patent applications claiming priority back to any of the foregoing.
1.277    “Payment” shall have the meaning set forth in Section 17.1.11.
1.278    “Pediatric Investigation/Study Plan” shall mean any requirement for consideration of pediatric investigations required or requested by a Regulatory Authority in connection with obtaining or maintaining a first Marketing Approval, including the EMA requirements for pediatric investigation plan and FDA requirements for pediatric assessment in the Field.
1.279    “Person” shall mean an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organization, including a government or political subdivision, department or agency of a government.
1.280    “Pharmacovigilance Agreement” or “PVA” shall have the meaning set forth in Section 13.1.
1.281    “Post-Approval Commitment Studies” shall mean any studies that are required by the applicable Regulatory Authority to maintain a first Marketing Approval for a product in any of the United States, [*] or by the European Commission.
1.282    “Post-Conversion Invoice” shall have the meaning set forth in Annex M-5.
1.283    “Post-Conversion Supply Price” or “PCSP” shall have the meaning set forth in Annex M-1.
1.284    “Post-Conversion Supply Price Country(ies)” shall mean any Gilead Countries in the Territory for which a Monthly Payment Term is in effect.
1.285    “Post-Launch NSP Information” shall have the meaning set forth in Annex N.
1.286    “Pre-Conversion Invoice” shall mean an invoice for the Pre-Conversion Supply Price for Supplied RPV provided by Janssen to Gilead under the RPV Supply Agreement.
1.287    “Pre-Conversion Supply Price” shall mean [*].

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

1.288     [*] shall have the meaning set forth in [*].
1.289    “Premarket Launch Activities” shall mean marketing activities preceding the First Commercial Sale of the applicable Territory Combination Product, including market research, key opinion leader education and product positioning.
1.290    “Proceeding” shall mean a civil, criminal, administrative or investigative suit or proceeding initiated or brought by, or a demand made by, a Third Party.
1.291    “Product Label” shall mean, with respect to a product, the full prescribing information for such product, as approved by an applicable Regulatory Authority, including any required summary of product characteristics and patient information, and a package insert for such product.
1.292    “Product Label and Package” shall mean, with respect to a product, (a) the Product Label for such product and (b) all other labels and other written, printed or graphic matter upon any container or wrapper for such product.
1.293    “Product Trademark” shall mean any Trademark specifically selected for a product, but not including any Person’s company name, logo or similar Trademark.
1.294    “Prosecution and Maintenance” shall have the meaning set forth in Section 14.3.
1.295    “Publication” shall have the meaning set forth in Section 3.6.1.
1.296    “Quality Agreement” shall have the meaning set forth in the RPV Supply Agreement.
1.297    “Recalled Product” shall have the meaning set forth in Section 13.3.
1.298    “Recall Expenses” shall mean the reasonable, direct, out-of-pocket costs and expenses incurred by either Party or any of its Affiliates in connection with any recall or withdrawal of a Territory Combination Product in the Territory, including (a) any reasonable, direct, out-of-pocket costs and expenses of notification and destruction or return of the recalled Territory Combination Product, and (b) any direct, out-of-pocket costs and expenses reasonably incurred by a Party (or its Affiliate) in connection with causing a Third Party Distributor to take any action that is required to be taken by such Third Party Distributor pursuant to Article 13.
1.299    “Recall/Withdrawal Criteria” shall have the meaning set forth in Section 13.2.2.
1.300    “Receiving Party” shall have the meaning set forth in Section 15.1.
1.301    [*] shall have the meaning set forth in [*].
1.302    [*] shall have the meaning set forth in [*].

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

1.303    [*] shall have the meaning set forth in [*].
1.304    [*] shall have the meaning set forth in [*].
1.305    “Region” shall mean, as applicable, the Specified Percentage Countries, Region A2, Region B or Region C, or any combination of the foregoing, defined subdivision of the foregoing or defined grouping of subdivisions of the foregoing, as the case may be.
1.306    “Region A” shall mean the Specified Percentage Countries and Region A2.
1.307    “Region A2” shall mean those countries specified as Region A2 on Annex AA-1.
1.308    “Region B” shall mean those countries specified as Region B on Annex AA-1.
1.309    “Region C” shall mean those countries specified as Region C on Annex AA-1.
1.310    “Region C Generic Conditions” shall mean, with respect to a Party or its Affiliates’ granting of a license or other rights permitted by such Party’s Generic Exception to a Region C Generic Licensee, the following requirements (or substantially similar requirements):
(a)    Such Generic Licensee shall agree in writing to comply with the following requirements (or substantially similar or more restrictive requirements), which shall be imposed by way of a covenant or a condition on or limitation in the scope of the rights or licenses granted:
(i)    Such Generic Licensee shall not sell (or assist any Third Party in selling) and shall prohibit its Affiliates, distributors and their respective wholesalers and distributors from selling any (A) Generic Combination Product or (B) Other Combination Product (which, in the case of (B), is within the scope of a license that such Generic Licensee has been granted by such Party or its Affiliates) outside of Region C or from assisting any Third Party in doing so, except that the granting Party may, if it desires, include any of the following exceptions to such restrictions as follows:
(A) [*];

(B) [*]; or

(C) [*].
(ii)    The Generic Licensee shall agree not to pursue or obtain any regulatory exclusivity for any (A) Generic Combination Product or (B) Other Combination Product (which, in the case of (B), is within the scope of a license that such Generic Licensee has been granted by such Party or its Affiliates) or (C) other product licensed under such agreement with such Party or its Affiliates that contains any of TDF, TAF, FTC or RPV (in each case, other than for pediatric formulations thereof).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

(b)    The agreement between the applicable Party (or its Affiliate) and the Generic Licensee shall include essentially the following language (or language substantially similar or more restrictive):
(i)     in the case of Generic Licensees of Janssen and its Affiliates, “Licensee shall only be allowed to manufacture, sell or otherwise exploit RPV in combination with other active pharmaceutical ingredient(s) in a country in its territory if Licensee has the legal right to manufacture, sell and otherwise exploit such other active ingredient(s) in such country.”
(ii)    in the case of Generic Licensees of Gilead and its Affiliates, “Licensee     shall only be allowed to manufacture, sell or otherwise exploit TDF, TAF or FTC in     combination with other active pharmaceutical ingredient(s) in a country in its territory if     Licensee has the legal right to manufacture, sell and otherwise exploit such other active     ingredient(s) in such country.”
(c)    Each Party, upon request of the other Party, (i) shall provide the other Party a written list of its Region C Generic Licensees (excluding any Generic Licensees that are not licensed under their applicable agreement(s) with such Party or its Affiliates to make, use, sell, have sold, offer for sale, or import any fixed-dose combination product containing all of (x) TDF or TAF, as applicable, (y) FTC and (z) RPV) and (ii) from time to time, as requested by the other Party, shall provide a true and correct copy of the language included in its form generic license agreements for Region C Generic Licensees which agreements cover RPV (in the case of Janssen) or any of TDF, TAF or FTC (in the case of Gilead), excluding, in each case ((i) and (ii)), any license agreement executed with a Generic Licensee prior to the Original Effective Date, which language is sufficient to demonstrate compliance with this Agreement.
Notwithstanding the foregoing, nothing in this Section 1.310 shall require a Party to impose a restriction or other obligation on a Generic Licensee, the imposition of which would violate Applicable Law.
1.311    “Region C Generic Licensee” shall mean a Generic Licensee granted a license or other rights by a Party or its Affiliate to engage in any or all of the Region C Generic Rights.
1.312    “Region C Generic Rights” shall mean any or all of the following activities: to make, use, sell, have sold, offer for sale or import within Region C, [*] solely for purposes of exporting to Region C solely for use or sale in Region C, any product containing (a) in the case of a Generic Licensee of Janssen or its Affiliates, RPV in combination with any other APIs or (b) in the case of a Generic Licensee of Gilead or its Affiliates, one or more of TDF, TAF or FTC in combination with any other APIs.
1.313    “Registration Plan” shall have the meaning set forth in Section 4.2.1.
1.314    “Regulatory Approval” shall mean, with respect to a given product and given country, any and all approvals, licenses, registrations or authorizations of any Regulatory

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Authority necessary to develop or commercialize such product in such country, including, where applicable, pre- and post-marketing authorizations (including Marketing Approvals), labeling approvals and technical, medical and scientific licenses, but excluding pricing and reimbursement approvals.
1.315    “Regulatory Authorities” shall mean any applicable supra-national, federal, national, regional, state, provincial or local regulatory agencies, departments, bureaus, commissions, councils or other government entities exercising regulatory authority with respect to the Exploitation of a pharmaceutical product in the Territory, including the FDA and EMA.
1.316    “Regulatory Documentation” shall mean, with respect to a product, all submissions to Regulatory Authorities in connection with obtaining and maintaining Regulatory Approvals for the Exploitation of such product, including all Drug Approval Applications, INDs, sNDAs, drug master files, summary product characterizations, product circulars, patient product information, packaging components, correspondence with regulatory agencies, registrations and licenses, regulatory drug lists, periodic safety update reports, adverse event files, complaint files, inspection reports and manufacturing records, in each case together with all supporting documents (including documents with respect to Clinical Data).
1.317    [*] shall have the meaning set forth in [*].
1.318    “Responsible Party” shall have the meaning set forth in Section 13.3.
1.319    “Restatement Effective Date” shall have the meaning set forth in the preamble hereto.
1.320    “Results” shall have the meaning set forth in Section 3.6.2.
1.321    “Revaluation Pre-Conversion Invoice” shall have the meaning set forth in Annex M-6.
1.322    “Revaluation Supplied RPV Supply Price” shall have the meaning set forth in Annex M-6.
1.323    “R/F/TAF Launch Period” shall mean [*].
1.324    “R/F/TAF Product” shall mean the fixed-dose co-formulated product in oral dosage form containing, as its only APIs per single daily dose, TAF, FTC and RPV, which product is either (a) a solid form that contains a dosage form of TAF equivalent to twenty-five (25) milligrams GS-7340, FTC equivalent to two hundred (200) milligrams Emtricitabine and RPV equivalent to twenty-five (25) milligrams Rilpivirine or (b) an age-appropriate pediatric formulation and dosage consistent with the Pediatric Investigation/Study Plan for a product that corresponds to the product described in clause (a) above, which plan is developed by Gilead and approved by Janssen in accordance with this Agreement.
1.325    “R/F/TAF Product Actual Percentage” shall have the meaning set forth on Annex I.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

1.326    “R/F/TAF Product Average Respective Percentage” shall mean, with respect to a given Party and with respect to given Losses, (a) the weighted average of such Party’s R/F/TAF Product Actual Percentage for each Calendar Year during the period commencing on the Restatement Effective Date and ending with the earlier of (i) the last Calendar Year during the Term and (ii) the Calendar Year immediately prior to the Calendar Year in which such Losses are incurred, with the weighting based on the Net Sales of the Territory R/F/TAF Product in the Territory during each such Calendar Year or (b) in the case of any Losses incurred in or prior to the Calendar Year in which the First Commercial Sale of the Territory R/F/TAF Product in the Territory occurs, such Party’s R/F/TAF Product Working Percentage for the Calendar Year in which such Losses are incurred.
1.327    “R/F/TAF Product Clinical Trial” shall mean: (a) any clinical trial in humans of a R/F/TAF Product; or (b) any clinical trial in humans of a treatment regimen administered via multiple products that contain, in aggregate, all of RPV, FTC and TAF as its only three (3) APIs, in each case ((a) and (b)), conducted in accordance with this Agreement. For clarity, a clinical trial involving a comparison of subjects treated with a R/F/TAF Product (or the multiple products described in clause (b) above) to subjects treated with a different combination product or other treatment regimen shall be considered a R/F/TAF Product Clinical Trial. Any clinical trial that only qualifies as a R/F/TAF Product Clinical Trial because of the inclusion of an unspecified background regimen shall not be considered a R/F/TAF Product Clinical Trial.
1.328    “R/F/TAF Product Key Selling Messages” shall have the meaning set forth in Section 6.7.1.
1.329    “R/F/TAF Product Third Party Trial” shall have the meaning set forth in Section 3.2.2.2b.i.
1.330    “R/F/TAF Product Working Percentage” shall have the meaning set forth on Annex H.
1.331    “Right of Reference” shall have the meaning set forth in 21 C.F.R. § 314.3(b) or equivalents thereto under Applicable Law in jurisdictions outside the United States. For the avoidance of doubt, as used in this Agreement, “Right of Reference” shall refer to the right of Regulatory Authorities to rely upon and otherwise use the applicable information, but shall not confer on the Party to which such Right of Reference is granted any right to receive or access such information.
1.332    “Rilpivirine” shall mean the compound set forth in Annex GG-4, known as rilpivirine.
1.333    “ROFN Period” shall have the meaning set forth in Section 6.5.
1.334    “ROFN Trigger Notice” shall have the meaning set forth in Section 6.5.
1.335    “RPV” shall mean Rilpivirine or any or all of the following:  [*].

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

1.336    “RPV Characteristics” shall have the meaning set forth in Section 18.2.2.
1.337    “RPV Data Exclusivity” shall have the meaning set forth in Section 9.2.3.2.
1.338    “RPV Generic Equivalent” shall mean [*].
1.339    “RPV Infringement” shall mean an infringement or misappropriation of any Patent or other intellectual property, including trade secrets, of a Third Party resulting from:

(a)	the manufacture or importation of any Supplied RPV by or on behalf of Janssen (including for supply to, or importation to or on behalf of, Gilead or its Affiliates or Sublicensees as Supplied RPV),

(b)
the importation of any Supplied RPV by or on behalf of Gilead or its Affiliates or Sublicensees, but only if such importation is into either a country within the Key Territory or a country in which Janssen or its Affiliate, (sub)licensee or Third Party distributor is manufacturing or selling (i) in the case of Janssen or its Affiliate or Third Party distributor, any RPV Product at the time of such importation, or (ii) in the case of Janssen’s (sub)licensee, any RPV Single Agent Product at the time of such importation,

(c)
the manufacture or importation of a Territory Combination Product by or on behalf of Gilead or its Affiliates or Sublicensees, which infringement or misappropriation directly results from the incorporation into such Territory Combination Product of any Supplied RPV, but [*] or

(d)
the manufacture or importation of a Territory Combination Product by or on behalf of Gilead or its Affiliates or Sublicensees, which infringement or misappropriation directly results from the manufacture of any Supplied RPV that is incorporated into such Territory Combination Product, but [*], in each case ((a) through (d)) without reference to the combination of the applicable RPV Product with TAF, TDF or FTC. For purposes of the definition of RPV Infringement, (x) “incorporation” or “incorporated” shall mean the presence of Supplied RPV in a Territory Combination Product, and not the process of incorporating Supplied RPV into a Territory Combination Product, and (y) RPV Infringement shall include only misappropriation by Janssen (or its Affiliates or contract manufacturers) and not by Gilead or any of its Indemnified Persons.
1.340    “RPV Invoice” shall mean, with respect to the RPV that is provided by Janssen to Gilead pursuant to the RPV Supply Agreement, either a Pre-Conversion Invoice or a Post-Conversion Invoice, as applicable, in each case provided by Janssen (or its Affiliate) to Gilead (or its Affiliate) pursuant to the RPV Supply Agreement.
1.341    “RPV NSP” shall have the meaning set forth in Annex M-1.
1.342    “RPV Product” shall mean any pharmaceutical product containing RPV, which product is under development or is being sold at any time by Janssen or an Affiliate,

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

subcontractor, (sub)licensee, or Third Party distributor of Janssen or its Affiliates, including any RPV Single Agent Product; provided, however, that the term “RPV Product” shall not include any Combination Product.
1.343    “RPV Single Agent Product” shall mean any RPV Product that contains RPV as its only API, including Edurant.
1.344    “RPV Supply Agreement” shall have the meaning set forth in Section 8.1.1.
1.345    “RPV Supply Agreement Quantities” shall have the meaning set forth in Section 8.1.2.
1.346    “Safety Database Closing Date” shall mean, with respect to a Territory Combination Product, the day after the expiration of the period during which Gilead or its applicable Affiliate, is required to submit safety update reports pursuant to 21 C.F.R. §314.50(d)(5)(vi) for the first NDA for such Territory Combination Product submitted to the FDA by Gilead or any of its Affiliates (which period expires, per Applicable Law in effect as of the Restatement Effective Date, four (4) months after the initial submission of such NDA).
1.347    “Selected Product Liability Losses” shall have the meaning set forth in Section 18.3.
1.348    “Selected Product Liability Proceedings” shall have the meaning set forth in Section 18.3.
1.349    “Selling Party” shall mean (a) Janssen, in the case of the Janssen Countries, and (b) Gilead, in the case of the Gilead Countries.
1.350    “Semi-Annual Period” shall have the meaning set forth in Annex M-5.
1.351    “Settlement Agreement” shall have the meaning set forth in Section 17.3.3.
1.352    “Shared NSP Information” shall have the meaning set forth in Annex N.
1.353    “Single Agent Product” shall mean (a) with respect to Gilead, any TDF Single Agent Product, any TAF Single Agent Product and any FTC Single Agent Product and (b) with respect to Janssen, any RPV Single Agent Product.
1.354    “sNDA” shall mean a Supplemental New Drug Application, as defined in the Act and applicable regulations promulgated thereunder, as amended or supplemented from time to time.
1.355    “Specific Cure” shall have the meaning set forth in Section 6.2.2.5.
1.356    “Specific Targets” shall have the meaning set forth in Section 6.2.2.4.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

1.357    “Specified Percentage” shall mean (a) with respect to Territory Complera, (i) [*] subject to adjustment, on a country-by-country basis, pursuant to Section 11.6, and (ii) [*], and (b) with respect to the Territory R/F/TAF Product, (i) [*] subject to adjustment, on a country-by-country basis, pursuant to Section 11.6, and (ii) [*].
1.358    “Specified Percentage Countries” shall mean the countries designated as Specified Percentage Countries on Annex AA-1.
1.359    “Standard Cost of Manufacturing” shall mean, with respect to a given API or product, for a given Calendar Year, the sum (expressed in U.S. Dollars per kilogram) of (a) the direct labor costs incurred by the applicable Material Supplier or its Affiliates in the Manufacture of the applicable Material; (b) the direct material costs for materials used by the Material Supplier or its Affiliates in such Manufacture (including raw materials, intermediate compounds, active compounds, excipients, components and packaging materials, and including shipping and taxes therefor, to the extent borne by such Material Supplier or its Affiliates); (c) a reasonable allocation of overhead costs (including facilities expenses, depreciation over the expected life of the buildings and equipment, and costs for administration and for management of material procurement and other Manufacturing activities, including Quality Control (QC) and Quality Assurance (QA), performed directly in support of the Manufacture or acquisition of Material); (d) the cost of shipping of Material (including inter-plant and inter-location transportation expenses); (e) the cost of Manufacturing trial runs, Manufacturing development expenses, and start-up and new product introduction costs; (f) shut-down costs; (g) costs of unusual and excessive material scrapped; (h) lower of cost or market inventory adjustments, inventory write-downs and write-offs, and physical inventory adjustments; and (i) amounts paid (net of rebates or discounts, if any, and not including amounts paid as royalties or any other Third Party License Payments) to non-Affiliate contract manufacturers or service providers to acquire Material or in connection with the Manufacture of Material; provided, however, that no cost may be counted more than once in such calculation. For clarity, such methodology shall be applied on a standard cost basis for all of the applicable Material that is Manufactured by or on behalf of the Material Supplier across all of its products that contain such Material and such methodology shall be calculated in accordance with reasonable cost accounting methods that comply with the Accounting Standards in effect from time to time, consistently applied.
1.360    “Sublicensee” shall mean a Third Party to which Gilead or its Affiliates grants a license or sublicense under its or its Affiliates’ rights to a Territory Combination Product, as permitted under this Agreement, but excludes any (i) Third Party Distributors, (ii) Distribution Subcontractors, and (iii) Generic Licensees. For clarity, there are no Sublicensees of Janssen.
1.361    “(sub)licensee” shall mean any Third Party to which a Party or its Affiliate grants a license or sublicense, but in each case excluding any Generic Licensee of such Party.
1.362    “Supplied RPV” shall mean any RPV supplied to Gilead by Janssen in the form supplied to Gilead by Janssen pursuant to the RPV Supply Agreement (or the Master Clinical Trial Material Agreement, to the extent that it is an Ancillary Agreement). Unless otherwise mutually agreed by the Parties, such RPV supplied shall be specific to Territory Complera or Territory R/F/TAF Product and only used for such product.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

1.363    “Supplied RPV Annual Revaluation” shall have the meaning set forth in Annex M-6.
1.364    “Supplied RPV Ratio” shall have the meaning set forth in Annex M-1.
1.365    “TAF” shall mean GS-7340 or any or all of the following:  [*].
1.366    “TAF Product” shall mean any pharmaceutical product containing TAF, which product is under development or is being sold at any time by Gilead or an Affiliate, subcontractor, (sub)licensee, or Third Party distributor of Gilead or its Affiliates, including any TAF Single Agent Product or F/TAF Product; provided, however, that the term “TAF Product” shall not include any Combination Product or any STR (as defined in the Amended D/C/F/TAF Agreement).
1.367    “TAF Single Agent Product” shall mean any TAF Product that contains TAF as its only API.
1.368    “TDF” shall mean Tenofovir Disoproxil Fumarate or any or all of the following: [*].
1.369    “TDF Product” shall mean any pharmaceutical product containing TDF, which product is under development or is being sold at any time by Gilead or an Affiliate, subcontractor, (sub)licensee, or Third Party distributor of Gilead or its Affiliates, including any TDF Single Agent Product or F/TDF Product; provided, however, that the term “TDF Product” shall not include any Combination Product.
1.370    “TDF Single Agent Product” shall mean any TDF Product that contains TDF as its only API, including Viread.
1.371    “Tenofovir Disoproxil Fumarate” shall mean the compound set forth in Annex GG-2, known as tenofovir disoproxil fumarate.
1.372    “Term” shall have the meaning set forth in Section 19.1.
1.373    “Terminated Countries” shall have the meaning set forth in Section 19.6.1.
1.374    “Territory” shall mean all countries of the world.
1.375    “Territory Combination Product” shall mean (a) with respect to Complera, Territory Complera, and (b) with respect to the R/F/TAF Product, Territory R/F/TAF Product.
1.376    “Territory Complera” shall mean any Complera that is: (a) manufactured by or on behalf of Gilead or any of its Affiliates or Sublicensees from Supplied RPV pursuant to this Agreement; (b) manufactured by or on behalf of Gilead or any of its Affiliates or Sublicensees from RPV that is (i) supplied by a Third Party or (ii) manufactured by Gilead or any of its Affiliates or Sublicensees, in either case ((i) or (ii)) pursuant to Section 19.6.3; or (c)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

manufactured by Janssen or its Affiliate or Third Party supplier following the termination of Gilead’s supply obligations to Janssen under the JDA pursuant to Section 8.2.2.1.
1.377    “Territory R/F/TAF Product” shall mean any R/F/TAF Product that is: (a) manufactured by or on behalf of Gilead or any of its Affiliates or Sublicensees from Supplied RPV pursuant to this Agreement; (b) manufactured by or on behalf of Gilead or any of its Affiliates or Sublicensees from RPV that is (i) supplied by a Third Party or (ii) manufactured by Gilead or any of its Affiliates or Sublicensees, in either case ((i) or (ii)) pursuant to Section 19.6.3; or (c) manufactured by Janssen or its Affiliate or Third Party supplier following the termination of Gilead’s supply obligations to Janssen under the JDA pursuant to Section 8.2.2.1.
1.378    “Third Party” shall mean any Person other than Gilead, Janssen and their respective Affiliates.
1.379    “Third Party Distributor” shall mean a Third Party distributor that purchases a Territory Combination Product from the Selling Party or any of its Affiliates or, in the case of Gilead, Sublicensees for Distribution in a country in the Territory. For clarity, Third Party Distributor does not include Janssen.
1.380    “Third Party Distributor Agreement” shall mean any written agreement between the Selling Party or its Affiliates or, in the case of Gilead, Sublicensees, and a Third Party Distributor pursuant to which the Selling Party (or its Affiliates or, in the case of Gilead, Sublicensees) sells a Territory Combination Product to such Third Party Distributor for Distribution in a country in the Territory, to the extent that such agreement relates to such Territory Combination Product.
1.381    “Third Party License Payments” shall have the meaning set forth in Section 9.5.1.
1.382    “Tibotec” shall have the meaning set forth in the preamble hereto.
1.383    “TMC278 Supply Agreement” shall mean that certain TMC278 Supply Agreement by and between Janssen and Gilead Sub dated June 1, 2010, as amended as of the Restatement Effective Date.
1.384    “TPA” shall mean that certain Three Party Confidential Disclosure Agreement by and among [*] Gilead Parent and Janssen dated March 24, 2009, as such agreement is amended from time to time.
1.385    “Trademark” shall mean any word, name, symbol, color, designation, slogan, catch phrase or device or any combination thereof used or intended to be used in commerce and indicating the source for a product or service, including any domain name, trademark, trade dress, brand mark, trade name, brand name, logo or business symbol, any registrations of any of the foregoing or any pending applications therefor.
1.386    “Triangle” shall have the meaning set forth in Section 17.3.3.

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1.387    “Triggering Sale” shall have the meaning set forth in Annex M-1.
1.388    “Truvada” shall have the meaning set forth in the recitals hereto and shall mean such product as of the Original Effective Date.
1.389    “Truvada Market” shall mean, with respect to a given period and a given country, the [*] during such period.
1.390    “Unit” shall mean a thirty (30)-count bottle (or bottle equivalent) of the applicable product.
1.391    “Universal Calendar Month” shall have the meaning set forth in Annex M-1.
1.392    “Universal Calendar Quarter” shall have the meaning set forth in Annex M-1.
1.393    “Universal Calendar Year” shall have the meaning set forth in Annex M-1.
1.394    “U.S. Co-Detailing LOA” shall mean that certain Letter Agreement, dated as of November 24, 2014, by and between Gilead Sciences, Inc. and Janssen Products, LP, acting through its Janssen Therapeutics Division, setting forth Detailing responsibilities for Janssen Therapeutics Division in the United States, as such agreement is amended from time to time.
1.395    “Valid Claim” shall mean a claim in any Licensor Patent, which claim has not expired or been held invalid or unenforceable by a non-appealed or unappealable decision by a court or other appropriate body of competent jurisdiction, and which is not admitted to be invalid through disclaimer or dedication to the public, including any claim in a Licensor Patent being prosecuted in a pending Patent application, provided that such claim is not pending for more than [*] after the earliest filing date of the Patent application.
1.396    “Viread” shall have the meaning set forth in the recitals hereto and shall mean such product as of the Original Effective Date.
1.397    “Working Percentages” shall mean (a) with respect to Territory Complera, the Complera Working Percentage, and (b) with respect to the Territory R/F/TAF Product, the R/F/TAF Product Working Percentage.

2	GOVERNANCE
2.1    Alliance Managers. Gilead and Janssen shall each designate within their respective organizations an alliance manager (an “Alliance Manager”) with responsibility for facilitating the interaction and cooperation between the Parties with respect to the activities conducted hereunder. The Alliance Managers as of the Restatement Effective Date shall be as set forth on Annex C.
2.2    Procedural Rules of the Alliance Managers.

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2.2.1    Replacement. Each Party may change its Alliance Manager from time to time upon written notice to the other Party.
2.2.2    Meetings. The Alliance Managers shall meet at least once per Calendar Quarter (or on such other schedule as may be determined by the Alliance Managers) to discuss any issues and concerns relating to the Combination Product Development Activities and any other mutually agreed subject matter relating to the Combination Products. Alliance Managers may attend meetings in person or, as long as each is able to hear the other, by telephone or by video conference equipment.
2.2.3    Agreement on Decisions. The Alliance Managers shall seek to reach agreement on matters requiring decisions by the Parties and shall document any such agreements in written minutes to be approved and signed by each Alliance Manager. If the Alliance Managers are unable to reach agreement on a matter properly presented to them for their consideration, the matter shall be resolved by the procedure set forth in Section 20.6 (except as otherwise provided therein). Any written minutes referred to in this Section 2.2, signed by the Alliance Managers, shall not be deemed to be amendments to this Agreement or any Ancillary Agreement.
2.2.4    Authority. The Alliance Managers shall have the right to make only those determinations expressly enumerated in this Agreement; provided, however that the Alliance Managers shall also have the right to make determinations, consents and approvals on behalf of the Parties within the authority stipulated under this Agreement, provided that such determinations are documented in written minutes that are designated as final and mutually agreed by both Alliance Managers.
2.3    Financial Reporting Committee. In order for the Parties to exchange certain Net Selling Prices for the purposes of calculating revenues and performing other financial calculations described under this Agreement as set forth herein, the Parties shall establish a financial reporting committee (the “Financial Reporting Committee”). No non-public information on their respective pricing strategies shall be communicated between the Parties. The role of the Financial Reporting Committee shall be solely ministerial, i.e., to communicate product Net Selling Prices from one Party’s Financial Reporting Committee members to the other Party’s Financial Reporting Committee members, so that each Party’s Necessary Personnel may perform the financial calculations described under this Agreement or use the financial information provided herein for the purposes of financial reporting and auditing pursuant to the Accounting Standards, including pursuant to Articles 10 and 11 and Annex M-1, Annex M-2, Annex N and the Janssen Distributor Agreement, and pricing the Territory Combination Products (but no other products) in the countries where such Party is the Selling Party.
2.3.1    Composition of Financial Reporting Committee. The Financial Reporting Committee shall be comprised of the following from each Party: One (1) or more representatives from each Party (each, a “Finance Representative”) shall be an employee(s) having responsibility for finance matters of such Party (or any of its Affiliates). One (1) representative from each Party (the “Attorney Representative”) shall be an attorney for such Party. Neither the Finance Representative(s) nor the Attorney Representative of a Party shall, at

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UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

the time of his or her appointment to the Financial Reporting Committee or, or at any time during his or her service on the Financial Reporting Committee, be involved, directly or indirectly, in the pricing of such Party’s (or any of its Affiliates’) antiviral products (other than the Territory Combination Products) used to treat HIV infection, including any such products that are the subject of a collaboration with any Third Party (provided that, for purposes of this Section 2.3.1, duties solely with respect to accounts receivable, accounts payable, bookkeeping and accounting shall not, without more, be deemed involvement in pricing). Such representatives shall have skills reasonably appropriate to their responsibilities and functions as members of the Financial Reporting Committee. Furthermore, each Party covenants that, for twelve (12) months immediately after an individual’s service on the Financial Reporting Committee (or for such shorter period as he or she is employed by such Party or its Affiliate), he or she will not be assigned to a function or position that involves, directly or indirectly, the pricing of such Party’s (or any of its Affiliates’) antiviral products used to treat HIV infection (other than the Territory Combination Products), including any such products that are the subject of a collaboration with any Third Party. Each Party shall have the right to approve the other Party’s proposed Finance Representative(s) and Attorney Representative on the Financial Reporting Committee (or any replacement therefor), which approval shall not be unreasonably withheld, conditioned or delayed. Subject to the preceding sentence, each Party shall have the right to replace its Finance Representative(s) or Attorney Representative from time to time during the Term, provided that the composition of the Financial Reporting Committee as so changed meets the requirements set forth above in this Section 2.3.1.
2.3.2    Restricted Access to Non-Public Pricing Information; Additional Restrictions.
2.3.2.1    Each Party shall be responsible for implementing internal procedures and security measures to restrict access to and use of non-public pricing information received from the other Party so as to comply with this Agreement and Applicable Law, including training its Financial Reporting Committee representatives and Necessary Personnel regarding such internal procedures and security measures.
2.3.2.2    A Party’s Necessary Personnel shall not be involved, directly or indirectly, in the pricing of such Party’s (or its Affiliates’) antiviral products used to treat HIV infection, including any such products that are the subject of a collaboration with any Third Party, except solely for the Territory Combination Products. This restriction shall apply at the time of his or her selection to perform activities that would qualify him or her as Necessary Personnel and at all times during which his or her job duties include the performance of activities that qualify him or her as Necessary Personnel.
2.3.2.3    Notwithstanding the foregoing, Additional Personnel of a Selling Party may be involved in the pricing of such Party’s (or its Affiliates’) antiviral products used to treat HIV infection for a country in addition to the Territory Combination Products to the extent that the Selling Party does not have sufficient personnel in its pricing group to reasonably allow for a Person to be involved in the pricing for that country of the Territory Combination Products and no other products.

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

2.3.2.4    Additional Personnel shall only receive [*]. Unless and until the Parties mutually agree[*], the Selling Party shall ensure that none of the other Party’s Net Selling Price information is accessed by any Person involved in the pricing of such Party’s (or its Affiliates’) antiviral products used to treat HIV infection (other than the Territory Combination Products) [*].
2.3.3    Necessary Personnel and Financial Reporting Committee Member Oversight. Each Party shall be responsible for the performance of its Necessary Personnel and its representatives on the Financial Reporting Committee and their compliance with the terms of this Section 2.3. Any issue regarding the activities of the Necessary Personnel or the functioning of the Financial Reporting Committee shall be reviewed jointly by the Parties’ respective Attorney Representatives.
2.3.4    Meetings. The Financial Reporting Committee shall meet periodically (which meetings may be conducted by telephone or videoconference, so long as each attendee is able to hear the other attendees) as may be determined by members of the Financial Reporting Committee to determine such matters as are within the jurisdiction of the Financial Reporting Committee as set forth in this Section 2.3.
2.3.5    Authority. The Financial Reporting Committee shall perform only such functions as are assigned to the Financial Reporting Committee hereunder.
2.3.6    Decision-Making. The Financial Reporting Committee shall have no decision-making authority.
2.3.7    Retention of Counsel. The Financial Reporting Committee may determine, by consensus and in its sole discretion, to retain independent legal counsel, in which case the costs and expenses of such counsel shall be shared equally by the Parties.
2.4    Ad Hoc Operating Committees. The Parties may, from time to time, create such ad hoc committees (each, an “Ad Hoc Operating Committee”) with such responsibilities and such authority as the Parties may mutually agree in writing. Any Disputes arising in any such Ad Hoc Operating Committee shall be subject to Section 20.6.
2.5    Expenses. Gilead and Janssen shall each bear its own costs and expenses related to the management of its activities under this Article 2, including all costs and expenses relating to the meetings of the Alliance Managers, the Financial Reporting Committee or any Ad Hoc Operating Committee, the participation of its representatives in such meetings, communications with the other Party in connection with such meetings or matters within the authority of the Alliance Managers, the Financial Reporting Committee or any Ad Hoc Operating Committee and travel to and from such meetings.

3	DEVELOPMENT ACTIVITIES
3.1    Development of Edurant.

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

3.1.5    Edurant Development Activities. The Parties acknowledge and agree that Janssen obtained a first Marketing Approval of Edurant in the Field in the United States, [*], and by the European Commission prior to the Restatement Effective Date. Janssen shall have no obligation to conduct any further Edurant Development Activities unless otherwise expressly required under this Section 3.1.
3.1.6    Clinical Data. As of the Restatement Effective Date, Janssen is conducting the Edurant Studies in the Field listed in Annex HH (such trial(s), the “Ongoing Edurant Studies”). With respect to each such Ongoing Edurant Study, Janssen shall provide to Gilead the Clinical Data from such Ongoing Edurant Study as follows: (A) the tables, figures and listings specified in the statistical analysis plan for the applicable Ongoing Edurant Study, no later than forty-five (45) days after database lock with respect to such study, (B) the top line results report and (C) the final clinical study report, in the case of (B) and (C), promptly following the completion of such report and in any event no later than thirty (30) days following completion, and in all cases ((A)-(C)), which shall be provided in electronic form, provided that Gilead (and its Affiliates) shall be permitted to use such Clinical Data only for the Gilead Permitted Use and Janssen may redact the Janssen Redactable Information from such Clinical Data. Without limitation of the foregoing, in the event that Janssen becomes aware of any clinical data that is reasonably likely to affect the Product Label for Edurant (which data has not previously been disclosed to Gilead), Janssen shall promptly provide to Gilead such clinical data (which clinical data shall be limited to tables, figures and listings specified in the applicable statistical analysis plans, top line results reports and final clinical study reports) and copies of any regulatory submissions made with respect thereto as are in Janssen’s or its Affiliates’ Control, provided that Gilead (and its Affiliates) shall be permitted to use such clinical data and regulatory submissions only for the Gilead Permitted Use and Janssen may redact any Janssen Redactable Information from such clinical data and regulatory submissions. In the event that Gilead believes that Janssen has failed to provide to Gilead any clinical data (including Clinical Data) or regulatory submissions required to be provided by Janssen to Gilead under this Section 3.1.2, or that Janssen has redacted from any clinical data or regulatory submissions provided by Janssen to Gilead under this Section 3.1.2 any information that is not Janssen Redactable Information, either Party may refer such matter to the Alliance Managers for resolution. If the Alliance Managers do not reach consensus with respect to such matter within the time period set forth in Section 20.6.1, such matter may be escalated by either Party to the Executives pursuant to Section 20.6.1 and, in the event that the Executives do not reach agreement on such matter within the Executives Review Period, such matter shall be an Expert Dispute. All clinical data (including Clinical Data) and regulatory submissions provided by Janssen to Gilead pursuant to this Section 3.1.2 and Section 4.3 shall comprise the “Janssen Clinical Data.” The Janssen Clinical Data shall constitute Confidential Information of Janssen to the extent that such information satisfies the criteria set forth in Section 15.3. The Janssen Clinical Data with respect to any Edurant Study shall be deemed to be Janssen Know-How.
3.1.7    Edurant Studies. In the event that Janssen or its Affiliates intend to conduct, sponsor or support, independently or together with one or more Third Parties, any Edurant Studies that would reasonably be expected to affect the Product Label for a Territory Combination Product in the Field, then prior to the commencement of any such Edurant Study,

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UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Janssen shall provide a high-level summary of the protocol(s) for such Edurant Study to Gilead (it being understood that Gilead shall not have any approval rights with respect to such Edurant Study or protocol(s)); provided, however, that each such summary shall constitute Confidential Information of Janssen to the extent that the information provided in such summary satisfies the criteria set forth in Section 15.3.
3.2    Development of Combination Products.
3.2.8    Formulation and Manufacturing Process Development for Territory Combination Products. Gilead shall use Commercially Reasonable Efforts to perform, at its expense, the formulation and Manufacturing Process development for, and to prepare the CMC Data relating to, the Territory R/F/TAF Product. Janssen shall, at its expense, provide to Gilead, in a timely manner, such technical support relating to RPV as is reasonably required by Gilead in connection with performing the formulation and Manufacturing Process development for, and to prepare the CMC Data relating to, each Territory Combination Product. Such support may include documents, procedures, know-how, and in-person technical assistance. Formulation development shall include conducting the formulation screening, optimization and scale-up for a Territory Combination Product in the Field.
3.2.9    Clinical Development.
3.2.9.1    Diligence.
a.    The Parties acknowledge and agree that Gilead obtained a first Marketing Approval of Territory Complera in each of the United States, [*] and by the European Commission prior to the Restatement Effective Date.
b.    Gilead shall use Commercially Reasonable Efforts to perform, at its expense, all studies necessary (including bioequivalence studies and Post-Approval Commitment Studies but excluding other human clinical trials) to obtain and maintain a first Marketing Approval of the Territory R/F/TAF Product in the Field in each of the United States, [*] and by the European Commission, in each case, with respect to the RPV portion of the Territory R/F/TAF Product, based on Clinical Data made available to Gilead by Janssen. For the sake of clarity, Gilead shall, subject to the terms and conditions of this Agreement, have the right to perform any Development Activities with respect to the Territory R/F/TAF Product and Territory Complera, regardless of whether such Development Activities are required to obtain a first Marketing Approval of the Territory R/F/TAF Product or Territory Complera, as applicable, in the Field in the United States, [*] or by the European Commission.
3.2.9.2    Combination Product Clinical Trials.
a.    Complera Clinical Trials.
i.    On and after the Restatement Effective Date and subject to the other terms and conditions of this Agreement (including Section 3.2.3), either Party (and its Affiliates and (sub)licensees) may Commence (and thereafter conduct) any

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Complera Clinical Trial, either independently or together with one or more Third Parties. Prior to the Commencement of any Complera Clinical Trial (but excluding any Complera Third Party Trial), the Party (or its Affiliate or (sub)licensee) conducting such Complera Clinical Trial shall provide a high-level summary of the protocol therefor to the other Party and such other Party shall have the right to review and provide comments on such summary to the conducting Party. The conducting Party (or its Affiliate or (sub)licensee) shall reasonably consider such comments, but shall have no obligation to incorporate or respond to such comments; provided, however, that upon the request of the other Party, the Parties shall discuss any reasonable concerns of the other Party that the proposed clinical trial is not designed in accordance with GCP and GLP or could result in the occurrence of a safety or tolerability finding that would raise material concerns regarding the clinical benefit of the Territory Combination Product.
ii.    Any protocols or summaries provided by one Party (or its Affiliate or (sub)licensee) to the other Party pursuant to this Section 3.2.2.2.a shall constitute Confidential Information of the providing Party to the extent that such information satisfies the criteria set forth in Section 15.3.
iii.    On and after the Restatement Effective Date, either Party may provide (1) Gilead Compound Products, in the case of Gilead, (2) RPV Products, in the case of Janssen, (3) Complera or (4) funding, in each case ((1) through (4)) in support of any Complera Clinical Trial sponsored by a Third Party (e.g., an investigator initiated trial or ACTG clinical trials) (such supported Complera Clinical Trials, “Complera Third Party Trials”).
b.    R/F/TAF Product Clinical Trials.
i.    Prior to Safety Database Closing Date. Prior to the Safety Database Closing Date for the R/F/TAF Product, except for the trials set forth on Annex EE: (x) [*] Gilead, its Affiliates and Sublicensees may conduct any R/F/TAF Product Clinical Trials that are necessary or reasonably expected to be necessary to obtain a first Marketing Approval(s) for the Territory R/F/TAF Product in the Field in any or all countries in the Territory ([*]); (y) [*].
ii.    On and After Safety Database Closing Date. On and after the Safety Database Closing Date for the R/F/TAF Product and subject to the other terms and conditions of this Agreement (including Section 3.2.3), either Party (and its Affiliates and (sub)licensees) [*].
iii.    Prior to the Commencement of any R/F/TAF Product Clinical Trial (excluding any R/F/TAF Product Third Party Trial), the Party (or its Affiliate or (sub)licensee) conducting such R/F/TAF Product Clinical Trial shall provide a high-level summary of the protocol therefor to the other Party and such other Party shall have the right to review and provide comments on such summary to the conducting Party. Such conducting Party (or its Affiliate or (sub)licensee) shall reasonably consider such comments, but shall have no obligation to incorporate or respond to such comments; provided, however, that upon the request of the other Party, the Parties shall discuss any reasonable concerns of the other Party

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

that the proposed clinical trial is not designed in accordance with GCP and GLP or could result in the occurrence of a safety or tolerability finding that would raise material concerns regarding the clinical benefit of the Territory Combination Product. Any protocols or summaries provided by one Party (or its Affiliate or (sub)licensee) to the other Party pursuant to this Section 3.2.2.2.b shall constitute Confidential Information of the providing Party to the extent that such information satisfies the criteria set forth in Section 15.3.
3.2.9.3    Rights to Conduct Other Clinical Trials. For clarity, nothing in this Section 3.2.2 is intended to (a) restrict Gilead or any of its Affiliates, (sub)licensees or Generic Licensees from conducting, independently or together with one or more Third Parties, any clinical trial in humans of any of the Gilead Compound Products that is not a R/F/TAF Product Clinical Trial or Complera Clinical Trial, (b) restrict Janssen or any of its Affiliates, (sub)licensees or Generic Licensees from conducting, independently or together with one or more Third Parties, any clinical trial in humans of any RPV Product that is not a R/F/TAF Product Clinical Trial or Complera Clinical Trial or (c) prevent either Party from exercising its rights under such Party’s Generic Exception.
3.2.9.4    Confidentiality. Each summary provided pursuant to Section 3.2.2 shall constitute Confidential Information of the disclosing Party to the extent that the information provided in such summary satisfies the criteria set forth in Section 15.3.
3.2.10    Pediatric Formulation. Gilead shall have the sole right, but not the obligation, to develop a pediatric formulation of each Combination Product. Prior to Gilead’s or any of its Affiliates’ conducting any Combination Product Development Activities relating to a pediatric dosage form or submitting any Pediatric Investigation/Study Plan for a Combination Product to any Regulatory Authority, Gilead shall consult with Janssen and obtain Janssen’s written approval, not to be unreasonably withheld, conditioned or delayed, of (a) such Combination Product Development Activities, including the quantity of RPV contained therein, and (b) any related Pediatric Investigation/Study Plan; provided, however, that the Pediatric Investigation/Study Plan for Complera developed by Gilead as of the Restatement Effective Date and any Combination Product Development Activities described therein, relating to a pediatric dosage form of Complera described therein shall be deemed approved by Janssen. Upon Gilead’s request, Janssen shall provide Gilead with clinical supplies of RPV for use in Combination Product Development Activities relating to a pediatric dosage form of a Territory Combination Product, which RPV shall be supplied [*] pursuant to the RPV Supply Agreement (or Gilead may use quantities of RPV in its possession, in which case Section 8.1.3.2 shall apply).
3.2.11    Data from Combination Product Clinical Trials Conducted by Gilead.
3.2.11.1    Data from Combination Product Clinical Trials.
a.    Prior to the Safety Database Closing Date. With respect to each Combination Product Clinical Trial conducted by Gilead in accordance with this Agreement that is Commenced prior to the Safety Database Closing Date or is a pediatric Combination Product Clinical Trial, Gilead shall provide to Janssen the Clinical Data from such

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Combination Product Clinical Trial as follows: (i) the top line results report (if generated) and final clinical study report for such Combination Product Clinical Trial, which shall be provided promptly following the completion of the applicable report and in any event no later than thirty (30) days following completion; and (ii) the tables, figures and listings as specified in the statistical analysis plan for such Combination Product Clinical Trial, which shall be provided no later than forty-five (45) days after database lock, in each case ((i) and (ii)), which shall be provided in electronic form, provided that Janssen (and its Affiliates) shall be permitted to use such Clinical Data only for the Janssen Permitted Use or to conduct its activities hereunder with respect to the Territory Combination Products in the Janssen Countries and Gilead may redact the Gilead Redactable Information from such Clinical Data. Janssen may submit a written request to Gilead for additional clinical data generated from a Combination Product Clinical Trial conducted by Gilead in accordance with this Agreement that is Commenced prior to the Safety Database Closing Date or is a pediatric Combination Product Trial, which shall be provided by Gilead if such additional data is necessary for Janssen to exercise its rights and perform its obligations under this Agreement, as determined by Gilead in Gilead’s sole discretion, provided that Janssen (and its Affiliates) shall be permitted to use such clinical data only for the Janssen Permitted Use and Gilead may redact the Gilead Redactable Information from such clinical data.
b.    On or After the Safety Database Closing Date. With respect to each Combination Product Clinical Trial (other than a pediatric Combination Product Clinical Trial) conducted by Gilead in accordance with this Agreement that is Commenced on or after the Safety Database Closing Date, Gilead shall provide to Janssen the Clinical Data from such Combination Product Clinical Trial solely to the extent that such Clinical Data is required by a Regulatory Authority (i) to obtain or maintain Regulatory Approvals with respect to the Territory Combination Products in the Janssen Countries or (ii) for the Janssen Permitted Use, which Janssen shall be permitted to use, in each case, solely for such purpose, provided that Gilead may redact the Gilead Redactable Information from such Clinical Data. Any such Clinical Data from a Combination Product Clinical Trial to be provided by Gilead to Janssen pursuant to this Section 3.2.4.1 shall be provided as follows: (i) the top line results report (if generated) and final clinical study report for such Combination Product Clinical Trial shall be provided promptly following the completion of the applicable report and in any event no later than thirty (30) days following completion; and (ii) the tables, figures and listings as specified in the statistical analysis plan for such Combination Product Clinical Trial shall be provided no later than forty-five (45) days after database lock, in each case ((x) and (y)), in electronic form.
3.2.11.2    Right of Reference. Notwithstanding the foregoing, Gilead shall not be required to provide any clinical data (including Clinical Data) to Janssen pursuant to this Section 3.2.4 if Gilead grants Janssen a Right of Reference to such clinical data (and maintains such clinical data in a manner) that is sufficient for Janssen to use such clinical data for the Janssen Permitted Use, or to exercise its rights and perform its obligations under this Agreement, as applicable.
3.2.11.3    Disputes Regarding Clinical Data. In the event that Gilead does not agree that any clinical data (including Clinical Data) requested by Janssen under Section

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UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

3.2.4.1 is necessary for Janssen to exercise its rights and perform its obligations under this Agreement, or Janssen believes that Gilead has redacted information from clinical data to be provided by Gilead under Section 3.2.4.1 that is not Gilead Redactable Information, either Party may refer such matter to the Alliance Managers for resolution. If the Alliance Managers do not reach consensus on such matter within the time period set forth in Section 20.6.1, such matter may be escalated by either Party to the Executives pursuant to Section 20.6.1, and in the event that the Executives do not reach agreement on such matter within the Executives Review Period, then such matter shall be an Expert Dispute.
3.2.11.4    Definition of Gilead Clinical Data. All clinical data (including Clinical Data) provided by Gilead to Janssen pursuant to this Section 3.2.4 and Section 4.3 shall comprise the “Gilead Clinical Data.” The Gilead Clinical Data shall constitute Confidential Information of Gilead to the extent that such information satisfies the criteria set forth in Section 15.3.
3.2.11.5    Electronic Format for Data. Any raw data sets provided by either Party to the other Party hereunder shall be in the form of SAS output data sets unless otherwise agreed by the Parties.
3.2.12    Combination Product Clinical Data. In the event that either Party becomes aware of any clinical data that is reasonably likely to affect the Product Label for (A) a Territory Combination Product or (B) Edurant, which clinical data is not covered by another provision of Article 3 or Article 4, then such Party shall promptly provide to the other Party such clinical data as are in such Party’s or its Affiliates’ Control, provided that the receiving Party (and its Affiliates) shall be permitted to use such clinical data only to update the Product Label of the Territory Combination Products or any RPV Product, as applicable, and the providing Party may redact any Gilead Redactable Information (if such providing Party is Gilead) or any Janssen Redactable Information (if such providing Party is Janssen) from such clinical data. The clinical data to be provided under this Section 3.2.5 shall be limited to the final clinical study reports and the tables, figures and listings as specified in the applicable statistical analysis plan.
3.2.13    [*].
3.3    Performance; Subcontracting. In performing the Combination Product Development Activities and Edurant Development Activities, Gilead and Janssen shall perform their respective activities in material compliance with GCP, GLP, and GMP, to the extent applicable, and the requirements of Applicable Law. Either Party may subcontract the performance of its respective development activities under this Article 3; provided, however, that the subcontracting Party shall oversee the performance by its subcontractors of the subcontracted development activities in a manner that would be reasonably expected to result in their timely and successful completion and shall remain responsible for the performance of such development activities in accordance with this Agreement.
3.4    Records.

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3.4.1    Maintenance of Records. Janssen shall maintain, or cause to be maintained, records of (a) any Edurant Development Activities conducted by, or on behalf of, Janssen or its Affiliates, provided that this obligation applies solely to the extent such activities relate to the use of Edurant in combination with the F/TDF Product or F/TAF Product in the Field or are relevant to a Territory Combination Product, and (b) any other activities conducted by, or on behalf of, Janssen or its Affiliates, if relevant to a Territory Combination Product, that result in data disclosed to Gilead under this Agreement. Gilead shall maintain, or cause to be maintained, records of the Combination Product Development Activities and any activities that result in data disclosed to Janssen under this Agreement. The applicable Party shall maintain or cause to be maintained such records in material compliance with GCP, GLP, and GMP, in each case to the extent applicable. Such records shall be complete and accurate and shall fully and properly reflect all work done and results achieved in the performance of such activities in a manner appropriate for any regulatory purpose and, when applicable and permitted under this Agreement, for use in connection with Patent filings, prosecution and maintenance. Such records shall be retained for at least (i) three (3) years following creation or (ii) such longer period as may be required by the In-License Requirements or Applicable Law.
3.4.2    Access to Records. Subject to the terms and conditions of this Section 3.4.2, each Party shall have the right, during normal business hours and upon reasonable prior written notice, to access and copy the development records maintained by the other Party pursuant to Section 3.4.1, subject to each Party’s right to redact therefrom any Gilead Redactable Information (if Janssen is the accessing Party) or Janssen Redactable Information (if Gilead is the accessing Party), such access and copying to be solely (a) to the extent necessary or reasonably expected to be necessary to enable the accessing Party to (1) conduct reasonable diligence on matters potentially giving rise to liability on the part of the accessing Party or (2) defend itself with respect to any liability on the part of the accessing Party, in each case ((1) and (2)), if and to the extent that a fact, circumstance or event has arisen that gives the accessing Party a reasonable basis to believe that it has or may incur such liability, and (b) for use by the accessing Party for such purpose. The immediately preceding sentence shall not require any Party to provide access to any records in the event that the Parties’ interests in the matter potentially giving rise to liability are or may be adverse in any material respect, in which case Applicable Law, including discovery rules and procedures, shall apply. Each notice delivered under this Section 3.4.2 shall state the reason(s) therefor (each a “Development Record Access Notice”). The Party receiving a Development Record Access Notice shall have the right to raise reasonable objections in writing in response to such Development Record Access Notice within five (5) Business Days, including based on such Party’s interests in protecting from disclosure trade secrets or other competitive business information. Upon any such objection being asserted, the Parties shall promptly confer in an attempt to address each Party’s concerns and reach a resolution with respect to the matter, and in the event that the Parties are unable to agree upon a mutually agreeable resolution within five (5) Business Days of such objection being asserted, either Party shall have the right to refer the matter for resolution pursuant to Section 20.6. In the event that any such Dispute is ultimately referred by a Party to arbitration pursuant to Section 20.6, the arbitrator(s) shall determine as a threshold matter whether and to what extent one or more criteria set forth above have been satisfied by the requesting Party, and, if so, shall make a determination with respect to whether and to what extent the disclosure of such information shall

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UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

be required by balancing, on the one hand, the requesting Party’s need to obtain such records, and on the other hand, the objecting Party’s interests in protecting such records from disclosure. In making such determination, the arbitrator(s): (x) shall confine their consideration to the facts and arguments set forth in the Development Record Access Notice and the other Party’s written response thereto, and (y) shall have the right to require the accessing Party to abide by terms and conditions for the handling, use and non-disclosure (either within such Party’s organization or to Third Parties) of such information as may be reasonable under the circumstances.
3.5    Reports. Gilead and Janssen shall each keep the other reasonably informed through their respective Alliance Managers regarding any material developments with respect to the Combination Product Development Activities or Edurant Development Activities, as the case may be, for which it is responsible under Sections 3.1 or 3.2.
3.6    Publication of Results.
3.6.1    By Gilead. Gilead or its Affiliates shall have the right to publish or make a first public presentation, abstract or presentation at a scientific conference (each a “Publication”) of the data and findings resulting from its Combination Product Development Activities or any Combination Product Clinical Trials conducted by, or on behalf of, Gilead or its Affiliates (any of the aforesaid data and findings of Gilead described in this Section 3.6.1, “Gilead Results”), in each case subject to the remainder of this Section 3.6. The Parties acknowledge and agree that, as of the Restatement Effective Date, certain Publications with respect to data and findings resulting from Complera Clinical Trials completed prior to the Restatement Effective Date have been approved by the Parties and submitted for publication, and are not subject to further review or comment under this Section 3.6.
3.6.2    By Janssen. Janssen or its Affiliates shall have the right to make a Publication of the data and findings resulting from (a) any Edurant Development Activities, to the extent such data and findings relate specifically to one or more Territory Combination Products, TDF, TAF, FTC or one or more Gilead Compound Products, (b) any Combination Product Development Activities or (c) any Combination Product Clinical Trials, in each case ((a) – (c)) conducted by, or on behalf of, Janssen or its Affiliates, in each case subject to the remainder of this Section 3.6 (any of the aforesaid data and findings, collectively, “Janssen Results” and, together with Gilead Results, the “Results”). For clarity, Development Activities relating to any RPV Product conducted by, or on behalf of, Janssen or its Affiliates, other than Edurant Development Activities that relate specifically to one or more Territory Combination Products, TDF, TAF, FTC or one or more Gilead Compound Products, shall not be subject to this Section 3.6.
3.6.3    Copies. Each Party shall provide to the other Party’s Alliance Manager for review copies of any proposed Publication with respect to Results covered by (i) in the case of Janssen, Section 3.6.1 or (ii) in the case of Gilead, Section 3.6.2 that such Party proposes to submit for Publication during the Term (and thereafter to the extent set forth in Section 19.7).
3.6.4    Gilead Right to Comment. Regarding any Publication proposed by Janssen covered by this Section 3.6, Gilead shall have a right to comment on such Publication.

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Written copies of each such proposed Publication required to be provided for review shall be provided to Gilead’s Alliance Manager no later than fifteen (15) Business Days before submission for Publication, except that in the case of an abstract and/or presentation, a copy of such abstract and/or presentation shall be provided as soon as reasonably practicable in advance of the submission or presentation thereof to a Third Party (which period may be less than fifteen (15) Business Days). Gilead shall provide its comments, if any, no later than seven (7) Business Days after receipt of such Publication, or in the case of an abstract and/or presentation, no later than four (4) Business Days after receipt. If Janssen does not accept such comments, it shall so notify Gilead and either Party shall have the right to request a meeting of the Alliance Managers to agree upon revisions to such Publication, provided that such request is made within three (3) Business Days after Janssen notifies Gilead that it will not accept Gilead’s comments. If so requested, the Parties shall convene such meeting within five (5) Business Days of such request. If the Alliance Managers do not reach consensus upon revisions to such Publication within the time period set forth in Section 20.6.1, such matter may be escalated by either Party to the Executives pursuant to Section 20.6.1 and, in the event that the Executives do not reach agreement on such matter within the Executives Review Period, Janssen shall have final decision-making authority with respect to such matter. During the time in which Gilead, the Alliance Managers or the Executives are reviewing a Publication pursuant to this Section 3.6.4, Janssen shall not make such Publication. If requested by Gilead, Janssen shall provide to Gilead the Clinical Data supporting a Publication by Janssen within three (3) Business Days of the later of such request and Gilead’s receipt of the proposed Publication, provided that Janssen may redact any Janssen Redactable Information from such Clinical Data.
3.6.5    Janssen Right to Comment. Regarding any Publications proposed by Gilead covered by this Section 3.6, Janssen shall have a right to comment on such Publication. Written copies of each such proposed Publication required to be provided for review shall be provided to Janssen’s Alliance Manager no later than fifteen (15) Business Days before submission for Publication, except that in the case of an abstract and/or presentation, a copy of such abstract and/or presentation shall be provided as soon as reasonably practicable in advance of the submission or presentation thereof to a Third Party (which period may be less than fifteen (15) Business Days). Janssen shall provide its comments, if any, no later than seven (7) Business Days after receipt of such Publication, or in the case of an abstract and/or presentation, no later than four (4) Business Days after receipt. If Gilead does not accept such comments, it shall so notify Janssen and either Party shall have the right to request a meeting of the Alliance Managers to agree upon revisions to such Publication, provided that such request is made within three (3) Business Days after Gilead notifies Janssen that it will not accept Janssen’s comments. If so requested, the Parties shall convene such meeting within five (5) Business Days of such request. If the Alliance Managers do not reach consensus upon revisions to such Publication within the time period set forth in Section 20.6.1, then such matter may be escalated by either Party to the Executives pursuant to Section 20.6.1 and, in the event that the Executives do not reach agreement on such matter within the Executives Review Period, Gilead shall have final decision-making authority with respect to such matter. During the time in which Janssen, the Alliance Managers or the Executives are reviewing the Publication pursuant to this Section 3.6.5, Gilead shall not make such Publication. If requested by Janssen, Gilead shall provide to Janssen the Clinical Data supporting a Publication by Gilead within three (3) Business Days of the later of

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

such request and Janssen’s receipt of the proposed Publication, provided that Gilead may redact any Gilead Redactable Information from such Clinical Data.
3.6.6    Authorship. The Parties shall comply, in any Publication made pursuant to this Section 3.6, with standard academic practice regarding authorship of scientific publications and recognition of contribution of parties. For the avoidance of doubt, nothing contained in this Section 3.6 shall alter or affect a Party’s confidentiality obligations pursuant to Article 15.
3.6.7    Limitation. In no event shall either Party be obligated under this Section 3.6 to provide to the other Party any results other than the Results (but without limitation of any other disclosure obligations explicitly set forth in this Agreement). In addition, for clarity, this Section 3.6 does not govern the publication of the results of any Complera Third Party Trial or any R/F/TAF Product Third Party Trial.
3.6.8    Press Releases. Notwithstanding anything to the contrary in this Section 3.6, public announcements (such as press releases) that relate to the Exploitation of any Territory Combination Product in the Territory, other than with respect to Results, are governed by Article 16 and not this Section 3.6.
3.7    Third Party Uses of Combination Product Clinical Data. In the event a Party intends the patient-level data from any Combination Product Clinical Trials, or in the case of Janssen, Edurant Studies, conducted by or on behalf of such Party under this Agreement be made publicly available to the scientific community for further research through one or more industry organizations, the Alliance Managers shall agree upon the timing of release of such data from each such Combination Product Clinical Trial and Edurant Study to such industry organization(s). The proposing Party (or its Affiliate) shall have the right to release such data in an anonymized form to such industry organization(s) of such Party’s choosing in a manner that complies with any Regulatory Authority requirements and Applicable Law; provided, however, that if the Alliance Managers do not reach agreement upon the timing of releasing patient-level data from such Combination Product Clinical Trial(s) and Edurant Study(ies) to such industry organization(s) within the time period set forth in Section 20.6.1, the matter shall be referred to the Executives for resolution pursuant to Section 20.6.1 and if the Executives do not resolve the matter within the Executives Review Period, the data in question shall not be released by the proposing Party to such industry organization(s) until the Alliance Managers or Executives later agree on such release or, if earlier, [*] after the end of the Executives Review Period.
3.8    Limitations on Disclosure of [*]. Notwithstanding anything to the contrary herein, if a Party is required to provide data regarding any of its Single Agent Product(s) or Double Agent Product(s) pursuant to this Agreement, such Party shall [*].

4	REGULATORY MATTERS
4.1    General.

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4.1.14    Diligence. For clarity, without limiting a Party’s obligations under Article 3, this Section 4.1.1 shall not be construed to require a Party to use any efforts to perform any studies or other development activities (other than regulatory activities).
4.1.14.1    Gilead shall use Commercially Reasonable Efforts to obtain and maintain a first Marketing Approval for each of the Territory Combination Products in the Field from each of the FDA and the European Commission, and the applicable Regulatory Authorities in [*]; provided, however, that such obligation to obtain and maintain with respect to Territory Complera shall [*].
4.1.14.2    Janssen shall use Commercially Reasonable Efforts to obtain and maintain a first Marketing Approval (a) for Edurant in the Field from each of the FDA and the European Commission, and the applicable Regulatory Authorities in [*] and (b) for each of the Territory Combination Products in the Field from the applicable Regulatory Authorities in each Janssen Diligence Country; provided, however, that the obligation in clause (b) of this Section 4.1.1.2 with respect to Territory Complera shall [*]. In the event that Gilead believes that Janssen is in breach of its obligations under clause (b) of this Section 4.1.1.2 with respect to a given Territory Combination Product, Gilead shall have the right to give Janssen written notice specifying the nature of such breach. Janssen shall have a period of [*] after receipt of such written notice to cure such breach. If Janssen does not cure such breach within such [*] period, [*].
4.1.15    Performance; Subcontracting. The Selling Party, in the case of each Territory Combination Product, and Janssen, in the case of Edurant, shall perform, or cause its Affiliates or permitted subcontractors, as applicable, to perform, any activities with respect to obtaining or maintaining Regulatory Approvals for the Territory Combination Products and Edurant, respectively, in the Field in material compliance with the requirements of Applicable Law. The Selling Party, in the case of the Combination Product Regulatory Activities, and Janssen, in the case of Edurant Regulatory Activities, may subcontract the performance of their respective regulatory activities; provided, however, that the subcontracting Party shall oversee the performance by its subcontractors of the subcontracted activities in a manner that would be reasonably expected to result in their timely and successful completion and shall remain responsible for the performance of such activities in accordance with this Agreement.
4.1.16    Limitations. Except as otherwise provided in this Section 4.1, neither Party shall have any obligation under this Agreement to obtain or maintain Regulatory Approvals for the other Party’s Single Agent Product(s) or Double Agent Products, as applicable, in any country in the Territory. Gilead shall be relieved of its diligence obligation under the first sentence of Section 4.1.1.1 in any applicable country to the extent that (i) Janssen fails to obtain and maintain a first Marketing Approval for Edurant in the Field in the applicable country or (ii) pursuant to Section 4.3.3, Janssen withholds from the relevant Regulatory Authority any information relating to Edurant that is reasonably requested by Gilead to be provided to such Regulatory Authority in order for Gilead to obtain or maintain a Marketing Approval for a Territory Combination Product in the Field in such country.
4.2    Registration Plan.

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4.2.1    Creation. An initial plan of activities for obtaining and maintaining a first Marketing Approval for the Territory R/F/TAF Product in the Field in each of the Major Market Countries is attached hereto as Annex JJ (such plan, together with the plan existing as of the Restatement Effective Date for obtaining and maintaining first Marketing Approvals for Territory Complera in the Field in each of certain countries in the Territory, the “Registration Plan”).
4.2.2    Updates. From time to time during the Term, each Party shall submit any updates it may have to the Registration Plan to the other Party’s Alliance Manager.
4.2.3    Purpose. The Registration Plan shall be established and updated solely for the purpose of coordinating logistics regarding filing for Marketing Approvals for the Territory Combination Products in the Field in the Territory. It is not intended to impose any binding obligation on either Party to perform the activities set forth therein.
4.3    Regulatory Documentation to be Provided by the Parties.
4.3.3    Regulatory Documentation for Use by Gilead. Subject to Section 4.3.3, Janssen shall provide Gilead with full access to and copies (in electronic form) of (i) the Janssen Regulatory Documentation and (ii) any other information related to a Territory Combination Product in the possession and Control of Janssen or its Affiliates, in each case, as Gilead may request, solely for the purpose of, and in the case of clause (ii) solely as necessary or reasonably expected to be necessary for the Gilead Permitted Use, provided that Janssen may redact any Janssen Redactable Information from such Janssen Regulatory Documentation or other information. In the event that Janssen does not agree that any information described in clause (ii) above requested by Gilead is necessary or reasonably expected to be necessary for the Gilead Permitted Use, or Gilead believes that Janssen has redacted information from Janssen Regulatory Documentation or other information requested by Gilead under this Section 4.3.1 that is not Janssen Redactable Information, either Party may refer such matter to the Alliance Managers for resolution. If the Alliance Managers do not reach consensus with respect to such matter within the time period set forth in Section 20.6.1, such matter may be escalated by either Party to the Executives pursuant to Section 20.6.1 and, in the event that the Executives do not reach agreement on such matter within the Executives Review Period, such matter shall be an Expert Dispute.
4.3.4    Regulatory Documentation for use by Janssen. The Parties acknowledge and agree that Gilead has previously provided Janssen the CTD for Territory Complera, and Gilead shall hereafter reasonably promptly provide Janssen with any updates by Gilead to the CTD for Territory Complera. Reasonably promptly following the later of the filing of the NDA or the authorization for Marketing Approval with the European Commission for the Territory R/F/TAF Product, Gilead shall provide Janssen the CTD for the Territory R/F/TAF Product for use by Janssen in connection with obtaining and maintaining Regulatory Approvals for the Territory R/F/TAF Product in the Field in the Janssen Countries, and shall thereafter reasonably promptly provide Janssen with any updates by Gilead to the CTD for the Territory R/F/TAF Product. The CTDs for Territory Complera and the Territory R/F/TAF Product, and updates thereto, shall be used by Janssen solely to obtain and maintain Regulatory Approvals for Territory Complera and

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

the Territory R/F/TAF Product, as applicable, in the Field in the Janssen Countries. Janssen shall include the applicable CTD (as updated by any updates provided by Gilead pursuant to this Section 4.3.2) in each Drug Approval Application (to the extent required to comply with the requirements for such Drug Approval Application) filed to obtain and maintain a first Marketing Approval in the Field for each Territory Combination Product in any Janssen Country. Janssen’s regulatory filings with the Regulatory Authorities, including Drug Approval Applications, with respect to each Territory Combination Product in the Janssen Countries shall be consistent with the applicable CTD and updates thereto. Janssen shall, to the extent required by Applicable Law or otherwise reasonably requested by Gilead, exercise Commercially Reasonable Efforts to update any such filings promptly to reflect any updates to the CTDs as are provided by Gilead to Janssen pursuant to this Section 4.3.2 from time to time after such filings are made. Gilead shall provide electronic versions of the CTDs (including any updates thereto) to Janssen in a mutually agreed-upon format for the purpose of expediting Janssen’s activities in preparing and filing Regulatory Documentation for the Janssen Countries.
4.3.5    Additional Regulatory Documentation Provided by Either Party Following Marketing Approval.
4.3.5.1    Once Gilead or any of its Affiliates, Sublicensees or Third Party Distributors has obtained a first Marketing Approval for a Territory Combination Product in the Field in a country, Janssen may not withhold Regulatory Documentation or other information related to such Territory Combination Product or Janssen’s Single Agent Product in Janssen’s or its Affiliates’ Control that Gilead reasonably requires to comply with Applicable Law with regards to such Territory Combination Product in such country. Except as otherwise expressly authorized by Janssen, Gilead (and its Affiliates) shall have the right to use any additional information related to a Territory Combination Product or Janssen’s Single Agent Product provided or made available pursuant to the foregoing sentence (and not pursuant to any other provision hereunder) solely to the extent necessary to comply with Applicable Law (solely for regulatory purposes contemplated by this Agreement or any Ancillary Agreement). The provisions of this Section 4.3.3.1 shall survive expiration of this Agreement. Without limitation of the foregoing, if any Regulatory Authority requires, in order for Gilead (or its Affiliate, Sublicensee or Third Party Distributor) to obtain or maintain Regulatory Approval for a Territory Combination Product in any Gilead Country, any Regulatory Documentation or other information (including any analyses of any data relating to RPV and results thereof), and Gilead would have the obligation under the Amended D/C/F/TAF Agreement to provide analogous Regulatory Documentation or information (including analyses and results thereof) to Janssen, then Section 4.3.1.3 or other applicable Section of the Amended D/C/F/TAF Agreement, as applicable, and any defined terms used therein shall apply mutatis mutandis with respect to such information or analyses (e.g., references to Gilead shall be changed to Janssen, references to “COBI, FTC or TAF” shall be changed to “RPV (as defined in the Complera Agreement),” references to “DRV” shall be changed to “FTC, TAF or TDF (as defined in the Complera Agreement)”, references to “STR Clinical Trial” shall be changed to “Combination Product Clinical Trial” and references to “the Licensed STR” shall be changed to “a Territory Combination Product (as defined in the Complera Agreement)”), except that references to “Gilead Redactable Information” in Section 4.3.1.3 or any other Section of the Amended D/C/F/

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

TAF Agreement shall be deemed to be replaced with the term “Janssen Redactable Information” as defined in this Agreement and references to “Regulatory Leads” in Section 4.3.1.1 or any other Section of the Amended D/C/F/TAF Agreement shall be deemed to be replaced with “Alliance Managers (or their designees).”
4.3.5.2    Once Janssen or any of its Affiliates or Third Party Distributors has obtained a first Marketing Approval for a Territory Combination Product in the Field in a country, Gilead may not withhold Regulatory Documentation or other information related to such Territory Combination Product or Gilead’s Single Agent Products or Double Agent Products in Gilead’s or its Affiliates’ Control that Janssen reasonably requires to comply with Applicable Law with regards to such Territory Combination Product in such country. Except as otherwise expressly authorized by Gilead, Janssen (and its Affiliates) shall have the right to use any additional information related to a Territory Combination Product or Gilead’s Single Agent Products or Double Agent Products provided or made available pursuant to the foregoing sentence (and not pursuant to any other provision hereunder) solely to the extent necessary to comply with Applicable Law (solely for regulatory purposes contemplated by this Agreement or any Ancillary Agreement). The provisions of this Section 4.3.3.2 shall survive expiration of this Agreement.
4.3.5.3    Limitations. Notwithstanding anything herein to the contrary (other than Section 4.3.3.1 or Section 4.3.3.2), except in the case of the FDA, EMA, the European Commission or any Regulatory Authority in [*], a Party shall have no obligation hereunder to provide to the other Party or any Regulatory Authority, in connection with any filings to obtain Regulatory Approvals of a Territory Combination Product in the Field in the Territory, any information relating to its API or any of its other products (including its Single Agent Product(s) or Double Agent Products), as the case may be, the disclosure of which such first Party reasonably believes may harm its or its Affiliates’ business interests with respect to its API or any of its other products (including its Single Agent Product(s) or Double Agent Products).
4.4    Regulatory Filings and Communication.
4.4.1    MA Holder. With respect to each country in the Territory, unless otherwise agreed to in writing by the Parties or prohibited by Applicable Law, the Selling Party, or its designated Affiliate, Sublicensee or (subject to Section 9.3.3 and, in the case of a Janssen Country, the Janssen Distributor Agreement) Third Party Distributor, shall hold any Drug Approval Application or Marketing Approval with respect to a Territory Combination Product with respect to such country. To the extent permitted by Applicable Law, Gilead hereby transfers, and shall cause its Affiliates, Sublicensees or Third Party Distributors to transfer, to Janssen all of its and their right, title and interest in the Marketing Approvals for Territory Complera for Russia and China to Janssen and, following the Restatement Effective Date, the Parties shall coordinate to transfer, subject to the terms of this Agreement and the Ancillary Agreements, such Marketing Approvals to Janssen as promptly as practicable after the Restatement Effective Date. To the extent such transfer is prohibited by Applicable Law, Gilead shall hold the Marketing Authorization(s) for the benefit of Janssen subject to the terms of this

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Agreement and the Ancillary Agreements. For clarity, such transfer of such Marketing Authorization(s) does not convey any ownership interest in the data contained therein. For clarity, Gilead will hold the Import Drug License for China.
4.4.2    Responsibilities With Respect to Combination Product Regulatory Filings. Subject to Section 4.3 and the remainder of this Section 4.4, with respect to each country in the Territory, the Selling Party, on behalf of the applicable entity designated to be the MA Holder with respect to such country, with the cooperation of the non-Selling Party as reasonably required, shall have primary responsibility for preparing and filing all necessary Regulatory Documentation and for acting as liaison for all communications with the Regulatory Authorities in such country for the purpose of obtaining and maintaining Regulatory Approval for the applicable Territory Combination Product in the Field in such country, including, subject to Section 4.4.2.2 below, with respect to any changes to the Product Label for such Territory Combination Product; provided, however, that for each of Russia and China, during any period in which such country is a Janssen Country and Gilead (or its Affiliate) is the MA Holder with respect to a Territory Combination Product with respect to such country, Janssen shall not file any Regulatory Documentation or otherwise communicate with a Regulatory Authority with respect to such Territory Combination Product in such country unless such filing or the substance of such communication has been approved by Gilead in writing, such approval not to be unreasonably withheld, conditioned or delayed. The Parties shall agree in writing on reasonable timeframes and processes to facilitate the foregoing approval process. Notwithstanding anything to the contrary in this Agreement, each Party shall be responsible for preparing and submitting any Regulatory Documentation or other materials with respect to any clinical trial that it or its Affiliate conducts (either solely or with one or more Third Parties) pursuant to this Agreement and the Party that is not the MA Holder for a given country may obtain and maintain INDs for such country in support of Combination Product Clinical Trials that such Party is permitted to conduct under Article 3.
4.4.2.1    Discussion of Single Agent Products or Double Agent Product. Notwithstanding anything contained in this Agreement to the contrary, at any meeting with, or any communication to, Regulatory Authorities in the Territory concerning a Territory Combination Product, the Selling Party shall not engage in any substantive discussions pertaining to the other Party’s Single Agent Product(s) or Double Agent Product(s) or the API contained therein, without such other Party’s prior written consent.
4.4.2.2    Label Change for Single Agent Products or Double Agent Product. If any communications from Regulatory Authorities in the Territory regarding potential changes to any Product Label for a Territory Combination Product in the Territory are reasonably expected to lead to a change in the Product Label for a Party’s Single Agent Product(s) or Double Agent Products, as the case may be, and are not reasonably expected to lead to a change in the Product Label for the other Party’s Single Agent Product(s) or Double Agent Products, as the case may be, then, notwithstanding anything in this Agreement to the contrary, the affected Party shall take the lead (in coordination with the Selling Party, if such Party is not the Selling Party) in dealing with such Regulatory Authorities on such matter.

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

4.4.2.3    PVA. Notwithstanding the foregoing, the Party which has responsibility for communications with Regulatory Authorities in a country relating to routine safety-related submissions (e.g., individual case reports) pursuant to the PVA, shall have the right to communicate (or to cause one or more of its Affiliates or Third Party distributors to communicate) with Regulatory Authorities in such country in the Territory concerning such submissions in accordance with the terms of the PVA in a manner consistent with any determinations with respect to such communications made pursuant to the PVA.
4.4.3    Price Regulatory Approvals. Notwithstanding anything in this Section 4.4 to the contrary, this Section 4.4 shall not govern the obtaining and maintaining of pricing and reimbursement approvals in the Field in the Territory with respect to the Territory Combination Products, or any communications with any Regulatory Authorities with respect to the foregoing matters. For clarity, such approvals and communications shall be governed by Article 6.
4.4.4    Regulatory Matters Concerning Single/Double Agent Products. Nothing contained in this Section 4.4 shall prohibit or restrict either Party from communicating with the Regulatory Authorities on matters relating to the Exploitation of any of its respective Single Agent Product(s), Double Agent Products or pharmaceutical products other than the Territory Combination Products. Each Party shall promptly notify the other Party of any change proposed by the notifying Party to any Product Label for any of its Single Agent Product(s) or Double Agent Products in the Field in the Territory that is substantive in nature, where such proposed change is reasonably expected to have an impact on any Product Label for a Territory Combination Product, reasonably in advance of the anticipated filing date of such proposed change, by furnishing the other Party with the text of the proposed change and a summary description of the data supporting or basis for such proposed change, and, if requested by the notified Party, existing written summaries of any cumulative review done by or on behalf of the notifying Party, provided that the notifying Party may redact any Gilead Redactable Information (in the case of Gilead as the notifying Party) or Janssen Redactable Information (in the case of Janssen as the notifying Party), as applicable. In addition, promptly after the filing of such proposed change with the applicable Regulatory Authorities in the Territory, the Party that has provided such notice shall furnish the other Party with the text of the proposed change as filed. Any resulting filing with respect to the Product Label for a Territory Combination Product shall be governed by Section 4.4.2 and any documentation required in connection with such filing shall be exchanged to the extent and in the manner set forth in Section 4.3.
4.4.5    Regulatory Matters Concerning a Party’s Compliance with Applicable Law. Notwithstanding anything herein to the contrary, as between the Parties, regardless of which Party is the Selling Party, each Party shall have sole responsibility for any submissions to, or communications with, any Regulatory Authority in the Territory with respect to any matter relating to such Party’s or any of its Affiliates’, subcontractors’ or Third Party Distributor’s compliance with Applicable Law in connection with its performance of such Party’s Commercialization Activities, unless such submissions or communications are made in connection with obtaining or maintaining the applicable Drug Approval Application (in which case the applicable provisions of this Section 4.4 shall control).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

4.4.6    Activities in the EU. This Section 4.4 shall apply to the preparing and filing of all necessary Regulatory Documentation and communications with the Regulatory Authorities of the European Union, including the EMA, as if the European Union were a “country” for purposes of this Section 4.4.
4.5    Activities in Japan. Notwithstanding the foregoing or anything else to the contrary in this Agreement, in the case of Japan, Gilead’s rights and obligations under this Agreement may, at Gilead’s option, be exercised or performed, as applicable, by its (sub)licensee for Japan; provided, however, that Gilead shall remain fully responsible for the performance of such (sub)licensee.
4.6    Records. Each Party shall maintain, or cause to be maintained, records with respect to its activities pursuant to this Article 4 in material compliance with Applicable Law. Such records shall be retained for at least (a) ten (10) years following creation or (b) such longer period as may be required by the In-License Requirements or Applicable Law.
4.7    Regulatory Costs and Expenses. With respect to each country in the Territory, each Party shall bear its own costs and expenses relating to the Combination Product Regulatory Activities and regulatory filings for the Territory Combination Products in such country. Janssen or its applicable Affiliate shall bear all costs and expenses relating to Edurant Regulatory Activities and any regulatory filings relating to Edurant, and Gilead or its applicable Affiliate shall bear all costs and expenses relating to regulatory activities and filings relating to of Gilead’s Single Agent Products or Double Agent Products.
4.8    Regulatory Dependencies. Annex AA-2 sets forth those Janssen Countries in which a Marketing Approval for a Territory Combination Product relies upon or references a Marketing Approval for such Territory Combination Product for the European Union or any Gilead Country (each such Janssen Country, a “Janssen Reliant Country”). Gilead shall provide Janssen [*] notice of any voluntary withdrawal or abandonment of a Marketing Approval in any country that is specified in Annex AA-2 as a country that is referenced or relied upon by any Janssen Reliant Country (a “Gilead Marketing Approval”). [*]. Notwithstanding the foregoing, this Section 4.8 shall not apply to preclude Gilead from engaging in any withdrawal of a Gilead Marketing Approval due to safety, efficacy or public health reasons or as required or requested by a Regulatory Authority.

5	MEDICAL AFFAIRS; CONFERENCES
5.1    Product Information; Medical Affairs and Medical Communications. Subject to this Article 5 and Section 6.3.2, each Party shall, with respect to the countries in which it is the Selling Party, determine independently how and if to utilize and deploy its medical science liaisons for activities relating to a Territory Combination Product in such countries.
5.2    Responses to Medical Inquiries.
5.2.6    Gilead Countries. Gilead shall apply its standard guidelines and procedures for determining and providing appropriate responses to medical inquiries about each

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Combination Product in the Gilead Countries. Gilead shall ensure that any such response procedures and standard response documents comply with Applicable Law.
5.2.7    Janssen Countries. Gilead shall make available to Janssen a core set of standard response documents for responding to medical inquiries about each Combination Product (“Core SRDs”), and Janssen shall use only such Core SRDs or adaptations thereof in responding to medical inquiries about the applicable Combination Product in the Janssen Countries, subject to Janssen’s ensuring that such Core SRDs and adaptations comply with Applicable Law. With respect to any Janssen Country for which Gilead (or its Affiliate, Sublicensee or Third Party Distributor) is the MA Holder for a Territory Combination Product, Janssen shall not use any adaptation of the Core SRDs (regardless of whether or not such adaptation reflects a change in the content of the Core SRDs) in responding to medical inquiries about such Territory Combination Product in such Janssen Country unless and until Gilead has approved such adaptation in writing. With respect to any Janssen Country for which Janssen (or its Affiliate or Third Party Distributor) is the MA Holder for a Territory Combination Product, Janssen shall not use any adaptation of the Core SRDs that reflects a change in the content of the Core SRDs in responding to medical inquiries about such Territory Combination Product in such Janssen Country unless and until Gilead has approved such adaptation in writing. Subject to the foregoing, Janssen shall apply its standard guidelines and procedures for determining and providing appropriate responses to medical inquiries about each Combination Product in the Janssen Countries, and Janssen shall ensure that any such response procedures comply with Applicable Law. In the event that Gilead does not provide any Core SRDs to Janssen with respect to a Territory Combination Product, Janssen may respond to any medical inquiries based on the approved Product Label for such Territory Combination Product.
5.2.8    Referrals. With respect to each country, the non-Selling Party shall refer any medical inquiries that it receives about a Territory Combination Product in such country (unless it relates specifically to RPV (if the non-Selling Party is Janssen) or to TAF, TDF or FTC (if the non-Selling Party is Gilead)) to the Selling Party or to such person(s) as the Selling Party shall designate. Each Party shall refer any medical inquiries that it receives about the other Party’s Single Agent Products or Double Agent Products to the other Party or to such person(s) as the other Party shall designate.
5.2.9    Procedures. Without limiting the foregoing or anything in the Janssen Distributor Agreement, the Alliance Managers shall ensure that appropriate procedures are in place for the Parties to respond to medical inquiries about a Territory Combination Product that go beyond the information contained in the Product Label for such Territory Combination Product. If at any time a Party has concerns about the other Party’s procedures for responding to medical inquiries about a Territory Combination Product or standard response documents for use in responding to medical inquiries about a Territory Combination Product, the concerned Party may refer the matter to the Alliance Managers and the Alliance Managers shall facilitate discussion and resolution of such concerns.
5.3    Conferences and Symposia. Janssen shall not (and shall cause its Affiliates not to) participate in or sponsor any formal presentation or panel or medical booths with respect to a

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Combination Product at any conference or symposia or provide any information with respect to a Combination Product at any conference or symposia without the prior written consent of Gilead; provided, however, that Janssen may participate in or sponsor such presentations or panels or medical booths or provide such information at conferences or symposia (other than international meetings) in the Janssen Countries. Gilead shall not (and shall cause its Affiliates not to) participate in or sponsor any formal presentation or panel or medical booths with respect to any RPV Product at any conference or symposia anywhere in the Territory or with respect to any Combination Product at any conference or symposia (other than international meetings) in the Janssen Countries, or provide any information with respect to any RPV Product at any conference or symposia anywhere in the Territory or with respect to any Combination Product at any conference or symposia (other than international meetings) in the Janssen Countries, without the prior written consent of Janssen.
5.4    Compliance. Each Party shall cause its Affiliates, Sublicensees and Third Party Distributors to comply with the terms of this Article 5 as if such Affiliate, Sublicensee or Third Party Distributor were a Party.

6	COMMERCIALIZATION ACTIVITIES
6.1    Distribution in Region B and Region C. Neither Party nor any of its Affiliates, Sublicensees or Third Party Distributors shall Distribute any Combination Product in Region C other than Branded Region B/C Complera or Branded Region B/C R/F/TAF Product.
6.2    Commercialization Activities.
6.2.7    Diligence. Subject to the terms and conditions of this Agreement, the Selling Party (or its Affiliate, Sublicensee or Third Party Distributor) shall have the sole right to perform Commercialization Activities for a Territory Combination Product with respect to the countries for which it is the Selling Party.
6.2.7.1    Gilead shall use Commercially Reasonable Efforts to perform Commercialization Activities (including through its Affiliates, Sublicensees or Third Party Distributors), including Premarket Launch Activities, for each Territory Combination Product in each of the Major Market Countries; provided, however, that such obligation with respect to Territory Complera shall terminate with respect to each Major Market Country, [*].
6.2.7.2    Janssen shall use Commercially Reasonable Efforts to perform Commercialization Activities (including through its Affiliates or Third Party Distributors), including Premarket Launch Activities, for each Territory Combination Product in each of the Janssen Diligence Countries; provided, however, that such obligation with respect to Territory Complera shall terminate with respect to each Janssen Diligence Country [*]. In the event that Gilead believes that Janssen is in breach of its obligations under this Section 6.2.1.2

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

with respect to a given Territory Combination Product in a Janssen Diligence Country, Gilead shall have the right to give Janssen written notice specifying the nature of such breach. Janssen shall have a period of [*] after receipt of such written notice to cure such breach. If Janssen does not cure such breach within such [*] period, [*].
6.2.8    Specific Commercialization Obligations. Without limitation of Section 6.2.1, Gilead agrees to the following solely with respect to each of the Major Market Countries other than [*]:
6.2.8.6    With respect to each Major Market Country other than [*], as of the later of the first Marketing Approval or First Commercial Sale of Territory Complera in the applicable country until the earlier of (x) [*] or (y) [*] (such period, a “Complera Launch Period”), Gilead shall ensure (and certify in writing each Calendar Quarter) that the incentive compensation provided by Gilead each Calendar Quarter with respect to Territory Complera to each of the sales representatives of Gilead who are responsible for Detailing Complera in such Major Market Country satisfies the following criteria: the incentive compensation payable to each such sales representative if such sales representative achieves his or her target sales for such Calendar Quarter with respect to Territory Complera shall equal or exceed twenty five percent (25%) of the total incentive compensation such sales representative is eligible to receive if he or she achieves his or her target sales for such Calendar Quarter for all of the products for which such sales representative is responsible for Detailing.
6.2.8.7    [Reserved]
6.2.8.8    For each Detailing Year (as defined below), through the Calendar Quarter that includes the last day of the applicable Launch Period, Gilead shall perform the number of Details of each Territory Combination Product in the specific Major Market Countries set forth in Section 1(a) or 1(b) of Annex F, as applicable, in either the first or second product presentation during the call in which such Detail occurs. Gilead shall use Commercially Reasonable Efforts to ensure that the number of such Details for each such Major Market Country in each Calendar Quarter of each Detailing Year is no less than twenty percent (20%) of the number of Details required for such Major Market Country for such Detailing Year; provided, however, the Parties may by written mutual agreement modify such obligation on a country-by-country basis due to local extrinsic conditions (e.g., seasonality) that may impact the ability of Gilead to fulfill such obligation. Gilead shall certify in writing its compliance with this Section 6.2.2.3 on a quarterly basis. A “Detailing Year” for an applicable Major Market Country shall mean, in the case of Territory Complera, (A) in the case of the first Detailing Year, the period beginning on the first day of the first full Calendar Quarter after the later to occur of the First Commercial Sale or the first Marketing Approval of Territory Complera in such Major Market Country through the end of the Calendar Year in which such First Commercial Sale or the first Marketing Approval, as applicable, occurs (in which case, Gilead’s obligations under this paragraph with respect to such Detailing Year (but not with respect to any Calendar Quarter in such Detailing Year) shall be prorated accordingly), and (B) in the case of each other Detailing Year, the Calendar Year following the prior Detailing Year, until the end of the Calendar Quarter that includes the last day of the applicable Launch Period (and in the case of the last Detailing

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Year with respect to a Major Market Country, Gilead’s obligations under this paragraph with respect to such Detailing Year (but not with respect to any Calendar Quarter in such Detailing Year) shall be prorated accordingly). A “Detailing Year” for an applicable Major Market Country shall mean, in the case of Territory R/F/TAF Product, [*]. Notwithstanding anything contained herein to the contrary, the Parties may from time to time mutually agree in writing on adjustments to the number of Details set forth in Annex F.
6.2.8.9    Gilead acknowledges and agrees that Gilead’s achievement of each and all of the requirements in Sections 6.2.2.1 and 6.2.2.3 (the “Specific Targets”) with respect to each applicable Major Market Country goes to the root of this Agreement and is an essential element of this Agreement, and that Gilead’s failure to substantially achieve each or any of the Specific Targets with respect to an applicable Major Market Country is a Material Breach that entitles Janssen to terminate this Agreement with respect to the applicable Territory Combination Product pursuant to Section 19.4 if Gilead fails to cure such failure as provided in Section 19.4 or, with respect to each Initial Specific Target Breach, Section 6.2.2.5.
6.2.8.10    With respect to each Initial Specific Target Breach, Janssen agrees that Gilead shall be deemed to have cured such failure if Gilead complies with the following (each a “Specific Cure”) with respect to the applicable failure:
a.    in the case of a breach of Section 6.2.2.1 with respect to an applicable Major Market Country, for a number of consecutive Calendar Quarters equal to the number that Gilead was so in breach, starting with the Calendar Quarter immediately following the Calendar Quarter in which Gilead received written notice of such breach, Gilead complies (and on a quarterly basis certifies its compliance in writing) with the requirements of Section 6.2.2.1 in all respects, except that the incentive compensation with respect to Territory Complera for such period shall be thirty percent (30%) instead of twenty-five percent (25%); and
b.    in the case of a breach of Section 6.2.2.3 with respect to an applicable Major Market Country for a given Detailing Year (or a given Calendar Quarter within a Detailing Year), no later than ninety (90) days following Gilead’s receipt of notice of such breach, Gilead conducts in such country a number of Details of the applicable Territory Combination Product, in either the first or second product presentation during the call in which such Detail occurs, equal to the number of Details by which Gilead fell short of its obligations under Section 6.2.2.3 with respect to such country and such Detailing Year (or Calendar Quarter, as applicable), provided that the Details performed by Gilead in curing said breach shall not count toward Gilead’s fulfillment of its Detailing obligations under Section 6.2.2.3 for any Calendar Quarter or Detailing Year other than the Calendar Quarter and Detailing Year in which the breach occurred;
provided, however, that, with respect to each applicable Major Market Country, once Gilead successfully completes a Specific Cure for a given Territory Combination Product with respect to a breach of Sections 6.2.2.1 or 6.2.2.3, no further breach of the same section in such country shall automatically be deemed cured by a Specific Cure with respect to such Territory Combination Product, and the curing of any such further breach shall be governed by the general principles governing cure set forth in Section 19.4 and not by this Section 6.2.2.5.

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

6.2.8.11    If there is a modification in Applicable Law or industry guidelines with respect to the compensation of, or activities performed by, pharmaceutical sales representatives, or if Detailing is prohibited at customer facilities, then, to the extent such modification or prohibition would render the achievement of the Specific Targets commercially impracticable or unethical, then the Parties shall negotiate in good faith substitute obligations, which obligations take account of such modification or prohibition.
For clarification, the satisfaction of the obligations of Sections 6.2.2.1 and 6.2.2.3 does not necessarily, in and of itself, constitute satisfaction of Gilead’s obligations under Section 6.2.1.
6.2.9    Performance; Subcontracting. Each Party shall comply, and shall cause its Affiliates and any of its permitted subcontractors to comply, with all Applicable Law and the requirements of all Regulatory Approvals for the Territory Combination Products in conducting their respective Commercialization Activities. Either Party may subcontract the performance of Commercialization Activities allocated to it hereunder, including to a contract sales organization or Distribution Subcontractor; provided, however, that (i) Gilead shall not use a contract sales organization in any of the Major Market Countries, (ii) Janssen shall not use a contract sales organization to conduct its Detailing activities with respect to a Territory Combination Product in any Gilead Country and (iii) the subcontracting Party shall oversee the performance by its subcontractors of such subcontracted Commercialization Activities in a manner that would be reasonably expected to result in their timely and successful completion and shall remain responsible for the performance of such Commercialization Activities in accordance with this Agreement.
6.2.10    Co-Detailing LOAs. The Parties acknowledge and agree that the Parties (or their Affiliates) currently have (or may in the future have) certain additional rights and obligations with respect to the Detailing of the Territory Combination Products in certain countries, as set forth in the Co-Detailing LOA’s for the applicable countries in each Co-Detailing LOA, or as may be set forth from time to time by other separate written agreements between the Parties. For each Co-Detailing LOA, unless and until such Co-Detailing LOA is amended to cover the Parties’ activities with respect to the Territory R/F/TAF Product (or unless otherwise agreed by the Parties in writing), the provisions of such Co-Detailing LOA shall be deemed to apply to the Territory R/F/TAF Product to the same extent as they apply to Territory Complera.
6.3    Co-Detailing; Responses to Unsolicited Questions.
6.3.9    Co-Detailing.
6.3.9.1    Territory Complera. The Parties acknowledge and agree that, as of the Restatement Effective Date, Janssen has made an election under the Original Agreement to commence, at its expense, Detailing of Territory Complera in each country listed in Annex FF, and, during the Term with respect to each such country, subject to the terms and conditions of this Agreement and any Ancillary Agreements, Janssen shall have the non-exclusive right to Detail Territory Complera in such country; provided, however, that such right shall terminate with respect to any country upon the First Commercial Sale of the Territory R/F/

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

TAF Product in such country; provided, however, that with respect to any country in which Janssen or its applicable Affiliate is Detailing Territory Complera as of the First Commercial Sale of the Territory R/F/TAF Product in such country, such termination shall be effective at the conclusion of a reasonable wind down period to be agreed by the Parties. For any country listed in Annex FF in which the First Commercial Sale of Territory Complera has not occurred as of the Restatement Effective Date, if Janssen or its applicable Affiliate decides not to commence Detailing Territory Complera in such country upon the First Commercial Sale of Territory Complera in such country, or to commence Detailing Territory Complera in such country at any time after the First Commercial Sale of Territory Complera in such country, Janssen shall notify Gilead of such decision promptly after such decision is made.
6.3.9.2    Territory R/F/TAF Product. During the Term, subject to the terms and conditions of this Agreement and any Ancillary Agreements, Janssen shall have the non-exclusive right to Detail, at its expense, the Territory R/F/TAF Product in each country listed in Annex FF. Subject to the preceding sentence, Detailing by Janssen or its applicable Affiliate under this Section 6.3.1.2 may commence upon or after the First Commercial Sale of the Territory R/F/TAF Product in the applicable country; provided, however, that if Janssen or its applicable Affiliate decides not to commence Detailing the Territory R/F/TAF Product in a country upon the First Commercial Sale of the Territory R/F/TAF Product in such country, or to commence Detailing the Territory R/F/TAF Product in a country at any time after the First Commercial Sale of the Territory R/F/TAF Product in such country, Janssen shall notify Gilead of such decision promptly after such decision is made.
6.3.10    Responses to Unsolicited Questions and Related Matters.
6.3.10.3    Each Party may, with respect to the countries in which it is the Selling Party, respond to unsolicited questions that it receives with respect to any Territory Combination Product in such countries.
6.3.10.4    For any country in Region A, the non-Selling Party with respect to such country (and its Affiliates) may respond to unsolicited questions that it receives with respect to any Territory Combination Product solely in accordance with Applicable Law and based solely upon the Product Label for the applicable Territory Combination Product in such country in Region A and any approved materials the Selling Party provides to the non-Selling Party for responding to such questions in such country, which approved materials may be withdrawn from use by the Selling Party at any time upon notice to the non-Selling Party.
6.3.10.5    For any country in Region B or Region C, the non-Selling Party with respect to such country and its Affiliates shall not respond to any unsolicited question that they receive with respect to any Territory Combination Product and shall use reasonable efforts to refer any such unsolicited questions to the Selling Party for such country.
6.3.10.6    Janssen may not market or promote (other than Detail in accordance with Section 6.3.1) any Territory Combination Product in any Gilead Country. Notwithstanding the foregoing or anything to the contrary in Section 6.3.2.2 or Section 6.3.2.3, Janssen may, in connection with its Detailing of the Territory Combination Products in

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

accordance with Section 6.3.1 or its activities relating to Edurant or RPV, respond to unsolicited questions that it receives with respect to the Territory Combination Products, provided that Janssen responds solely in accordance with any approved slide deck or other background materials provided by Gilead to Janssen for the purpose of responding to such questions. Such approved slide deck or other background materials shall comply with Applicable Law and shall be provided by Gilead to Janssen in accordance with procedures to be agreed upon by the Alliance Managers. In the event Gilead does not provide such slide deck or other materials, Janssen may respond to such questions that do not relate specifically to RPV based solely upon the Product Label for the applicable Territory Combination Product in such country. In connection with Gilead’s Detailing activities, Gilead shall refer any unsolicited questions with respect to Edurant or RPV to Janssen.
6.3.10.7    For clarity, this Section 6.3 is not intended to (a) apply to medical inquiries about Territory Combination Products, which are governed by Section 5.2, or (b) restrict the ability of Janssen to respond to any unsolicited questions with respect to Edurant or RPV or (c) restrict the ability of Gilead to respond to any unsolicited questions with respect to any Gilead Compound Product or FTC, TDF or TAF. Each Party shall cause its Affiliates, Sublicensees and Third Party Distributors to comply with the terms of this Section 6.3 as if such Affiliate, Sublicensee or Third Party Distributor were a Party.
6.4    [Reserved].
6.5    Third Party Distributors. Gilead shall have the right, with respect to all countries in the Territory other than the Janssen Countries, to engage a Third Party Distributor to Distribute Territory Combination Products. In the event Gilead decides to engage a Third Party Distributor with respect to any Territory Combination Product with respect to any country in Region A (other than a Gilead Take-Over Country) for which Gilead has not previously engaged a Third Party distributor for any of its products and Gilead desires to engage a Third Party Distributor for such country which Third Party Distributor does not already serve as a distributor for any Gilead Products in any country, (a) Gilead shall so notify Janssen in writing (the “ROFN Trigger Notice”) and (b) if Janssen notifies Gilead, within [*] after receiving a ROFN Trigger Notice (the “ROFN Period”), that it desires to negotiate with Gilead with respect to becoming Gilead’s exclusive distributor of one or both Territory Combination Products in such country, the Parties shall negotiate in good faith for [*] (or such longer period as agreed by the Parties) (the “Negotiation Period”) an amendment to this Agreement (and, if applicable, the Janssen Distributor Agreement) pursuant to which such country would become a Janssen Country; provided, however, that neither Party will be obligated to enter into such an amendment. If, following receipt of a ROFN Trigger Notice with respect to a country, (i) Janssen notifies Gilead, prior to the expiration of the ROFN Period, that it does not desire to negotiate to become Gilead’s exclusive distributor in such country, (ii) the ROFN Period expires without Gilead’s receipt of a notification from Janssen that it desires to negotiate to become Gilead’s exclusive distributor for the Territory Combination Product in such country or (iii) Janssen notifies Gilead, prior to the expiration of the ROFN Period, that it desires to negotiate to become Gilead’s exclusive distributor for the Territory Combination Product in such country, but the Negotiation Period expires before the Parties execute an amendment to this Agreement (and, if applicable, the

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Janssen Distributor Agreement) pursuant to which such country would become a Janssen Country, then Gilead shall thereafter be free to engage a Third Party Distributor to Distribute Territory Combination Products in such Gilead Country.
6.6    Distribution and Related Matters.
6.6.1    Distribution Activities. Subject to the terms and conditions of this Agreement and the Janssen Distributor Agreement, the Parties hereby acknowledge and agree that Gilead (or its Affiliate or Sublicensee or Third Party Distributor) shall have the right to Distribute each Territory Combination Product in each country in the Territory (other than the Janssen Countries). Subject to the Janssen Distributor Agreement, Gilead (or such other Person) shall have the sole responsibility and right to fill orders with respect to such Territory Combination Product in such country and shall have the sole responsibility and right to distribute (or right to cause such other Person to distribute) such Territory Combination Product and to perform distribution activities with respect thereto, including inventory management and control, warehousing and storage, order filling, invoicing, collection of sales proceeds, determination and processing of charge-backs and rebates, preparation of sales records and reports, customer relations and services, and handling of returns (the “Distribution Activities”). Gilead shall not (i) grant rights to conduct any Distribution Activities with respect to a Territory Combination Product in any country to any Person other than its Affiliates, Sublicensees, Distribution Subcontractors or Third Party Distributors, (ii) sell or permit its Affiliates, Sublicensees or Third Party Distributors to sell any Territory Combination Product in a country outside of the European Union if Gilead (or such Affiliate, Sublicensee or Third Party Distributor) has reason to believe that such Territory Combination Product will be exported from such country to any Janssen Country, or (iii) export or have exported (other than pursuant to the Janssen Distributor Agreement), or permit its Affiliates, Sublicensees or Third Party Distributors to export, any Territory Combination Product from any country outside of the European Union if Gilead (or such Affiliate, Sublicensee or Third Party Distributor) has reason to believe that such Territory Combination Product will be Distributed (by Gilead or any other Person) in or to any Janssen Country without the written consent of Janssen, unless refusing to so export the Territory Combination Product would violate Applicable Law. Gilead shall perform (or cause to be performed) the Distribution Activities in the Territory consistent with Applicable Law. Janssen shall promptly forward (or cause its Affiliates to forward) to Gilead (or its designee) any order(s) for the purchase of a Territory Combination Product that are received by Janssen or any of its Affiliates (excluding any orders for the purchase of a Territory Combination Product in the Janssen Countries), provided that Janssen’s failure to forward any such order to Gilead (or its designee) shall not constitute a breach of this Agreement unless such failure constitutes willful misconduct.
6.6.2    First Expiration, First Out. The Selling Party shall Distribute (and shall cause its Affiliates and Distribution Subcontractors to Distribute) all Territory Combination Product on a first expiration, first out (FEFO) basis.
6.7    Marketing Materials.
6.7.1    Key Selling Messages.

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

6.7.1.5    Territory Complera. The Parties acknowledge and agree that, as of the Restatement Effective Date, they have agreed on a set of core messages with respect to Territory Complera, which core messages shall serve as a basis for the promotion of Territory Complera to physicians (the “Complera Key Selling Messages”), and from time to time the Parties may develop and propose to each other any updates to the Complera Key Selling Messages, which updates shall be mutually agreed by the Parties. If the Parties cannot reach agreement with respect to a given update to the Complera Key Selling Messages, the Parties shall (on a country-by-country basis if and to the extent appropriate) refer any disputed issues to the Executives for resolution pursuant to Section 20.6. If the Executives are unable to reach agreement with respect thereto within the Executives Review Period, neither Party shall be obligated to use such updated Complera Key Selling Message, but each Party shall be permitted to use such updated Complera Key Selling Message (and include such updated Complera Key Selling Message in its Local Promotional Materials) if such updated Complera Key Selling Message is consistent with both (a) the Product Label for Territory Complera and (b) Applicable Law. This Section 6.7.1.1 shall be effective until the second anniversary of the first date on which the First Commercial Sale of the Territory R/F/TAF Product has occurred in all Major Market Countries.
6.7.1.6    Territory R/F/TAF Product. Before the First Commercial Sale of the Territory R/F/TAF Product in a Major Market Country, Gilead shall develop and propose to Janssen a set of core messages with respect to the Territory R/F/TAF Product, which core messages shall serve as a basis for the promotion of the Territory R/F/TAF Product in such countries to physicians (as updated from time to time, the “R/F/TAF Product Key Selling Messages” and, together with the Complera Key Selling Messages, the “Key Selling Messages”). From time to time, Gilead may develop and propose to Janssen updates to the R/F/TAF Product Key Selling Messages. All R/F/TAF Product Key Selling Messages, including updates thereto, shall be consistent with the Product Label for the Territory R/F/TAF Product and scientifically accurate. At Janssen’s request, the Parties shall discuss such proposed or updated R/F/TAF Product Key Selling Messages and Gilead shall consider Janssen’s comments. If the Parties cannot reach agreement with respect to any such R/F/TAF Product Key Selling Message or any updates thereto, the Parties may refer any disputed issues to the Executives for resolution pursuant to Section 20.6. If the Executives are unable to reach agreement with respect thereto within the Executives Review Period, Gilead shall have final decision-making authority with respect to such matter.
6.7.2    Local Promotional Materials. Except as otherwise provided in the Co-Detailing LOA’s, all advertising and promotional materials, if any, to be used in connection with the marketing and promotion, including Detailing, of a Territory Combination Product in a given country in the Territory (such advertising and promotional materials for each such country, the “Local Promotional Materials”) shall be developed by the Selling Party at its cost and expense. All Local Promotional Materials shall be (a) consistent with the most recent Key Selling Messages (if any) made effective under Section 6.7.1.1 or Section 6.7.1.2, as applicable, for the applicable Territory Combination Product; provided, however, that Janssen shall not be required to conform its Local Promotional Materials to any Key Selling Messages to the extent that Janssen reasonably believes that such Key Selling Messages are inconsistent with the Product

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Label for the applicable Territory Combination Product or that conforming its Local Promotional Materials to such Key Selling Messages would be inconsistent with Applicable Law (for clarity, with respect to Section 6.7.1.1, this clause (a) shall apply during the period Section 6.7.1.1 is effective (as described in the last sentence thereof) and after such period), (b) consistent with the Product Label for the applicable Territory Combination Product, (c) consistent with Applicable Law and (d) in the case of Janssen, consistent with the branding guidance provided by Gilead from time to time, with deviation solely to the extent required by Applicable Law; provided, however, that Janssen shall not be required to conform its Local Promotional Materials to any such branding guidance to the extent that Janssen reasonably believes that such branding guidance is inconsistent with the Product Label for the applicable Territory Combination Product or that conforming its Local Promotional Materials to such branding guidance would be inconsistent with Applicable Law. Any Local Promotional Materials for any Janssen Country in which Gilead (or its applicable Affiliate, Sublicensee or Third Party Distributor) is the MA Holder shall be approved by Gilead in writing prior to their use. In the event of any updates to the applicable Key Selling Messages, or if Gilead notifies Janssen in writing of a modification to Gilead’s applicable branding guidance, each Party shall promptly review and update its Local Promotional Materials, if any, to conform such materials thereto. Except as otherwise provided in this Section 6.7.2, each Party (and its Affiliates, Sublicensees and Third Party Distributors) shall use the applicable Local Promotional Materials (and only the Local Promotional Materials) for a given country (as developed in accordance with this Section 6.7), together with Product Label for the applicable Territory Combination Product in such country, in marketing and promoting, including Detailing, a Territory Combination Product in such country; provided, however, that subject to the foregoing, the Selling Party shall have the right to position the applicable Territory Combination Product within its HIV product portfolio in its sole discretion in the countries for which it is the Selling Party.
6.7.3    Regulatory Approval for Promotional Materials. For clarity, in any interactions with a Regulatory Authority with respect to the Local Promotional Materials, the allocation of the Parties’ rights and responsibilities shall be as set forth in Section 4.4, except as otherwise provided in the Co-Detailing LOA’s, or in any other written agreement between the Parties.
6.7.4    Compliance with Applicable Law. The Parties hereby agree and acknowledge that, notwithstanding the provisions of this Section 6.7, neither Party (nor its Affiliates, Sublicensees and Third Party Distributors) shall be required to market a Territory Combination Product utilizing Local Promotional Materials which such Party believes in good faith do not comply with Applicable Law.
6.7.5    Promotional Materials in Co-Detailing Countries. With respect to each country listed in Annex FF in which Janssen is engaged in Detailing a Territory Combination Product, Gilead shall provide Janssen with copies of promotional materials to be used for Detailing in the applicable country, which materials (and the timelines for providing them) are specified in the applicable Co-Detailing LOA. Gilead may redact from such materials any information relating to Gilead products other than the Territory Combination Products.

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

6.8    Selection and Use of Trademarks. The Parties hereby agree and acknowledge that Gilead has selected COMPLERA® and EVIPLERA®, and other Trademarks relating thereto, for use in connection with the Exploitation of Territory Complera by the Parties. Gilead shall have the right to select any other Combination Product Trademarks, provided that any such Combination Product Trademark shall comply with Applicable Law. Gilead shall not, and shall not permit its Affiliates to, select or use, as a Combination Product Trademark, any Trademark that is identical to or likely to cause confusion with the Product Trademark for any prescription pharmaceutical product of Janssen or any of its Affiliates or that violates any Applicable Law. Janssen shall not, and shall not permit its Affiliates to, use, in connection with any RPV Product, any Trademark that is identical to or likely to cause confusion with any of the Combination Product Trademarks or the Product Trademarks for any prescription pharmaceutical product of Gilead or any of its Affiliates or that violates any Applicable Law; provided, however, that the foregoing shall not be construed to preclude Janssen or its Affiliates from (a) using any Trademark in connection with the Exploitation of any RPV Product to the extent that Applicable Law requires such Trademark to be so used or (b) using EDURANT®. Gilead shall refrain from, and shall cause its Affiliates, Sublicensees and Third Party Distributors to refrain from, using, directly or indirectly, any Product Trademarks other than the Combination Product Trademarks, the Gilead Licensed Trademarks and the Janssen Licensed Trademarks in connection with the Exploitation of Territory Combination Products for sale or distribution in the Territory; provided, however, that, the foregoing shall not be construed to preclude Gilead or its Affiliates or its Sublicensees or Third Party Distributors from using any Trademark in connection with the Exploitation of Territory Combination Products for sale or distribution in the Territory to the extent that Applicable Law requires such Trademark to be so used.
6.9     [*].
6.10    Patient Assistance Program; Product Donations.
6.10.1    Patient Assistance. For each country in the Territory, the applicable Selling Party shall have the right, but not the obligation, in accordance with its standard practice to respond to requests from individual patients who have or may obtain prescriptions for a Territory Combination Product in such country but may be unable to afford it, and from health care providers on behalf of such patients, including establishing appropriate procedures and response times that shall apply in responding to such requests. The non-Selling Party for any country in the Territory may not conduct any of the activities described in this Section 6.10.1, without the prior written consent of the Selling Party for such country.
6.10.2    Donations. For each country in the Territory, the applicable Selling Party shall have the sole right, but not the obligation, to donate any Territory Combination Product to any Third Party for use in such country; provided, however, that the non-Selling Party’s consent, not to be unreasonably withheld, delayed or conditioned, shall be required for any such donation in any country in Region A. Notwithstanding the foregoing, this Section 6.10.2 shall not apply to any Territory Combination Product to be used in any Clinical Trial (which use is addressed in Section 8.3).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

6.10.3    Price of Territory Combination Product for Donation or Patient Assistance. In the event that either Party desires to use a Territory Combination Product in connection with any activities permitted pursuant to Section 6.10.1 or Section 6.10.2, such Party may provide written notice to the other Party of its desire to use such Territory Combination Product in connection with such activities, which notice shall specify the quantity of such Territory Combination Product desired. If Gilead is the requesting Selling Party, then notwithstanding anything to the contrary in this Agreement or the Ancillary Agreements, the compensation due to Janssen (or its Affiliate) from Gilead (or its Affiliate) under the RPV Supply Agreement shall be adjusted so that the quantity of the Supplied RPV corresponding to the applicable quantity of the applicable Territory Combination Product is supplied at the then-current Standard Cost of Manufacturing for RPV. If Janssen is the requesting Selling Party, Gilead shall use reasonable efforts to supply the applicable quantity of the applicable Territory Combination Product for such purpose to Janssen as promptly as practical, taking into account Gilead’s Manufacturing capacity and schedule and the availability of TDF or TAF, FTC and the Supplied RPV, at a price that compensates Gilead for the TDF or TAF and FTC contained therein at the then-current Standard Cost of Manufacturing for TDF, TAF and FTC, respectively; provided, however, that the compensation due to Janssen (or its Affiliate) from Gilead (or its Affiliate) under the RPV Supply Agreement shall be adjusted so that the quantity of the Supplied RPV corresponding to such quantity of Territory Complera is provided at the then-current Standard Cost of Manufacturing for such Supplied RPV.
6.11    Commercialization Costs and Expenses. Except as otherwise expressly provided hereunder, each Party or its applicable Affiliate or Third Party Distributor shall bear all of its costs and expenses relating to its Commercialization Activities.
6.12    [Reserved].
6.13    [Reserved].
6.14    [Reserved].
6.15    Pricing for Commercial Sale. With respect to each country in the Territory, the Selling Party for such country and its Affiliates, Sublicensees and Third Party Distributors shall be solely responsible for pricing all Territory Combination Products in such country and obtaining and maintaining price approvals therefor, subject to the terms and conditions of this Agreement. Gilead and Janssen shall each retain sole discretion with respect to price-setting and discounts for its respective Single Agent Products and Double Agent Products. Notwithstanding the foregoing, each Party covenants that it shall, and shall cause its Affiliates to, (a) act in good faith in setting the price and discounts for such Party’s Single Agent Product(s) and (in the case of Gilead) Double Agent Products in the Field in the Territory and (b) not directly or indirectly manipulate pricing or discounting arrangements of such Party’s Single Agent Product(s) or (in the case of Gilead) Double Agent Products in the Field in the Territory solely or primarily for the purpose of increasing such Party’s portion of the revenue from the Territory Combination Products.

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

6.16    Janssen Distributor Agreement. Each Party shall (and, notwithstanding anything to the contrary in this Agreement, each Party shall have the right to) exercise its rights and perform its obligations under the Janssen Distributor Agreement in accordance with the terms thereof.

7	[RESERVED]

8	MANUFACTURING AND SUPPLY
8.1    RPV Supply.
8.1.11    The Parties shall work in good faith to negotiate and execute (or cause to be executed) within sixty (60) days after the Restatement Effective Date a new supply agreement with respect to supply of RPV for the Territory Combination Products. The “RPV Supply Agreement” shall mean (a) with respect to Supplied RPV for Territory Complera and, if and only to the extent mutually agreed by the Parties in writing, the Territory R/F/TAF Product, unless and until the Parties execute such new supply agreement and such new agreement becomes effective, that certain TMC278 (Rilpivirine (RPV)) Commercial Supply Agreement, dated as of June 1, 2010 and amended as of June 18, 2014, and (b) thereafter such new agreement as amended from time to time. [*]. The Parties acknowledge and agree that, subject to Section 8.3, the Parties’ rights and obligations with respect to the supplies of the RPV (in API or other form) for use in the Territory Combination Products for commercial sale in the Territory and Clinical Trial use consistent with this Agreement shall be as set forth in the RPV Supply Agreement or any other applicable Ancillary Agreements.
8.1.12    Without limitation of either Party’s (or its Affiliates’) rights and obligations under the RPV Supply Agreement, Janssen shall supply quantities of RPV, in such form as supplied under the RPV Supply Agreement or any Ancillary Agreement, to Gilead as promptly as practicable following a reasonable request from Gilead for such RPV for use in any Development Activities with respect to Territory Combination Products that Gilead is permitted to perform under Article 3 and as required to supply Janssen with Territory Combination Product for Development purposes pursuant to Section 8.2. In lieu of such supply, Gilead may use existing quantities of RPV previously supplied under the RPV Supply Agreement for such activities (“RPV Supply Agreement Quantities”). Notwithstanding anything to the contrary in the RPV Supply Agreement, Gilead shall have the right to use such quantities of RPV in conducting such activities. If specifically supplied for such purposes, such RPV shall be supplied to Gilead (a) for use in Combination Product Clinical Trials that Commence prior to the Safety Database Closing Date with respect to the applicable Territory Combination Product, [*], and (b) for use in Combination Product Clinical Trials that Commence after the Safety Database Closing Date with respect to the applicable Territory Combination Product, at [*]. If, in the alternative, Gilead uses RPV Supply Agreement Quantities, then the applicable adjustment set forth in Section 8.1.3 shall apply. For clarity, the RPV Supply Agreement shall apply to the supply of RPV under this Section 8.1.2, except that in the case of a conflict with respect to the pricing of such RPV for such purposes, this Agreement shall control.
8.1.13    Adjustments.

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

8.1.13.1    Gilead shall promptly notify Janssen in the event that any quantity of RPV (in API or other form) supplied [*] under the MTA or Section 8.1.2 that is incorporated into Territory Combination Product is designated for use in Combination Product Clinical Trials that Commence after the Safety Database Closing Date. Promptly following receipt of any such notice, Janssen shall invoice Gilead [*] for the quantity of RPV (in API or other form) identified in Gilead’s notice.
8.1.13.2    Gilead shall promptly notify Janssen in the event that any quantity of RPV (in API or other form) supplied at the Pre-Conversion Supply Price that is incorporated into Territory Combination Product is designated for use in Combination Product Clinical Trials that Commence prior to the Safety Database Closing Date or pursuant to Section 3.2.3. Promptly following receipt of any such notice, Janssen shall [*] for the quantity of RPV (in API or other form) identified in Gilead’s notice.
8.1.13.3    Gilead shall promptly notify Janssen in the event that any quantity of RPV (in API or other form) supplied at the Pre-Conversion Supply Price is incorporated into Territory Combination Product is designated for use in Combination Product Clinical Trials that Commence after the Safety Database Closing Date. Promptly following receipt of any such notice, Janssen shall invoice Gilead for an amount [*] for the quantity of RPV (in API or other form) identified in Gilead’s notice.
8.1.13.4    Gilead shall promptly notify Janssen in the event that any quantity of RPV (in API or other form) supplied [*] under the MTA or Section 8.1.2 that is incorporated into Territory Combination Product is designated for commercial sale in the Territory. Promptly following receipt of any such notice, Janssen shall invoice Gilead at the Pre-Conversion Supply Price in accordance with the terms of the RPV Supply Agreement for the quantity of RPV (in API or other form) identified in Gilead’s notice and such RPV (in API or other form) shall be treated for all purposes (including the invoicing and payment of the Post-Conversion Supply Price) hereunder and under any Ancillary Agreement as though it were supplied by Janssen under the RPV Supply Agreement for commercial sale.
8.1.13.5    Gilead shall promptly notify Janssen in the event that any quantity of RPV (in API or other form) supplied at [*] under Section 8.1.2 is incorporated into Territory Combination Product intended for commercial sale in the Territory. Promptly following receipt of any such notice, Janssen shall [*] for such quantity of RPV, and such RPV (in API or other form) shall be treated for all purposes (including the invoicing and payment of the Post-Conversion Supply Price) hereunder and under any Ancillary Agreement as though it were supplied by Janssen under the RPV Supply Agreement for commercial sale.
8.1.13.6    Invoices issued under this Section 8.1.3 shall be due forty-five (45) days follows receipt by Gilead.
8.2    Territory Combination Product Supply.
8.2.1    Except as otherwise expressly set forth herein, Gilead shall Manufacture (including package and label), or have Manufactured, Territory Combination Products, including

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

for clinical use and commercial sale. Except as otherwise set forth in Section 19.6.3, Gilead shall Manufacture (or have Manufactured) such Territory Combination Products (a) solely using Supplied RPV and (b) in accordance with the specifications for the Territory Combination Products, GMP, Applicable Law and the terms and conditions of this Agreement and the RPV Supply Agreement. Gilead covenants to Janssen that it shall not, and shall cause its Affiliates, Sublicensees and Third Party Distributors not to, make any use of the Supplied RPV other than (i) to Manufacture (or have Manufactured) Territory Combination Products as set forth herein and (ii) to conduct Development Activities with respect to a Territory Combination Product permitted under this Agreement (but not to Manufacture (or have Manufactured) any products other than Territory Combination Products).
8.2.2    Supply of Territory Combination Products to Janssen.
8.2.2.4    Gilead’s supply of each Territory Combination Product (including Branded Region B/C Complera and Branded Region B/C R/F/TAF Product) to Janssen for Distribution in the Janssen Countries and Janssen’s Distribution of Territory Combination Products shall be governed by the Janssen Distributor Agreement; provided, however, that Gilead shall have the right to terminate its supply obligations to Janssen (but, for clarity, not Janssen’s Distribution rights or payment obligations) under the Janssen Distributor Agreement (a) with respect to Territory Complera, upon [*] written notice to Janssen, which notice may not be provided until after the First Commercial Sale of the Territory R/F/TAF Product has occurred in each of the Janssen Diligence Countries, and (b) with respect to Territory R/F/TAF Product, upon [*] written notice to Janssen, if (i) Janssen provides Gilead written notice of termination of its supply obligations to Gilead under this Agreement and the RPV Supply Agreement with respect to Territory R/F/TAF Product pursuant to Section 19.5.1 (provided, however, that such termination by Gilead shall not be effective earlier than the effectiveness of such termination by Janssen), (ii) this Agreement expires or terminates with respect to Territory R/F/TAF Product in [*], or (iii) this Agreement expires or terminates with respect to Territory R/F/TAF Product in all of the Janssen Countries.
8.2.2.5    In the case of any termination of Gilead’s supply obligations with respect to a Territory Combination Product under Section 8.2.2.1, at the request of Janssen:
c.    the Parties shall enter into a supply agreement pursuant to which Gilead would supply such quantities of TAF, TDF or FTC, as applicable, to Janssen at [*] or such other amount as the Parties may agree in writing pursuant to Section 8.2.2.4;
d.    the Parties shall negotiate an amendment to this Agreement and the Janssen Distributor Agreement pursuant to which Gilead shall no longer have any obligation to supply such Territory Combination Product for the remainder of the Term, but according to which Janssen may continue to Distribute such Territory Combination Product in the Janssen Countries for the remainder of the Term and following expiration of this Agreement, to the extent otherwise permitted hereunder (other than, for clarity, in any countries with respect to which the Janssen Distributor Agreement has terminated with respect to such Territory

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Combination Product) using quantities of such Territory Combination Product supplied from Third Parties or manufactured by Janssen or an Affiliate of Janssen, which amendment(s) shall (i) grant Janssen such licenses or sublicenses as may be required in order for Janssen to obtain such Territory Combination Product from Third Parties or for Janssen or an Affiliate of Janssen to manufacture such Territory Combination Product from (x) TAF or TDF (as applicable), (y) FTC and (z) RPV (including any such licenses or sublicenses as may be required in the event of any transfer of any Information and Inventions under Section 8.2.2.2c), (ii) include such other commercially reasonable terms and conditions as may be required to reflect the fact that Gilead is no longer the supplier of such Territory Combination Product to Janssen and may be the supplier of Gilead Compounds to Janssen, (iii) subject Janssen to any requirements of any applicable in-license agreements of Gilead or its Affiliates and (iv) permit Janssen to continue to use any Third Party Distributor or Affiliate of Janssen (but excluding any Generic Licensee) as specified in this Agreement; and
e.    without limitation of any of the foregoing, at Janssen’s sole cost and expense, Gilead shall (i) provide reasonable assistance to Janssen or its Affiliate in sourcing such Territory Combination Product from an alternate Third Party supplier and/or (ii) transfer to Janssen (or an Affiliate thereof) or Janssen’s selected Third Party supplier all Information and Inventions Controlled by Gilead that are necessary or useful to enable the manufacture of such Territory Combination Product from its APIs by providing copies or samples of relevant documentation, materials and other embodiments of such Information and Inventions, and by making available Gilead’s qualified technical personnel on a reasonable basis to consult with, Janssen (or an Affiliate thereof) or such Third Party supplier, as applicable, with respect to such Information and Inventions and the manufacturing process for such Territory Combination Product. Janssen shall use Commercially Reasonable Efforts to complete any technology transfer required under this Section 8.2.2.2 with respect to Territory R/F/TAF Product within the notice period set forth in Section 8.2.2.1(b).
8.2.2.6    Following any termination of Gilead’s supply obligations with respect to a Territory Combination Product under Section 8.2.2.1, Gilead’s indemnity obligations hereunder with respect to any quantities of such Territory Combination Product supplied by a Third Party to Janssen or manufactured by Janssen or its Affiliate shall apply only to the extent that any Losses are not attributable to the fault of Janssen or its Affiliate or the Third Party that supplies such Territory Combination Product.
8.2.2.7    In the case of any termination of Gilead’s supply obligations with respect to a Territory Combination Product under Section 8.2.2.1, (a) the Parties shall coordinate in good faith to wind down matters relating to the supply of such Territory Combination Product under the Janssen Distributor Agreement and (b) Janssen shall pay to Gilead with respect to any Triggering Sales of such Territory Combination Product manufactured by Janssen or its Affiliate or Third Party supplier an amount of compensation analogous to the compensation that Janssen would have paid to Gilead if such Territory Combination Product had been supplied by Gilead hereunder, adjusted for the fact that Janssen is paying for all of the costs of Manufacturing Territory Combination Product from the APIs contained therein and that there was no corresponding Pre-Conversion Supply Invoice for the RPV contained therein.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

8.3    Supplies of Territory Combination Product for use in Clinical Trials. Gilead shall Manufacture (including package and label), or have Manufactured, Territory Combination Product, including for clinical use. As requested by Janssen for use by Janssen (or its Affiliates or (sub)licensees) solely in Combination Product Clinical Trials performed in accordance with the terms and conditions of this Agreement, for Clinical Trials Commencing after the Safety Database Closing Date for the applicable Territory Combination Product, Janssen shall have the right to order Territory Combination Product for such purpose from Gilead [*] and Gilead shall fill such orders, provided that, Gilead shall have no obligation to fill such orders unless (i) Janssen complies with the provisions of Section 3.2.2.2, (ii) the quantity of Territory Combination Product requested by Janssen is reasonable in light of the number of study subjects described in the protocol summaries for such Combination Product Clinical Trials and (iii) Gilead has sufficient manufacturing capacity to manufacture and supply such quantity. In the event Gilead does not have sufficient manufacturing capacity or available supply of the applicable Territory Combination Product to fill Janssen’s orders, Gilead shall allocate its manufacturing capacity or available supply, as between Gilead’s obligations under this Section 8.3 to Janssen and the other then-current needs of Gilead and its Affiliates (including contractual obligations to Third Parties) for Territory Combination Product to be used in clinical trials, on a pro-rata basis based on the quantity reasonably requested by Janssen and the good faith forecasted requirements of Gilead and/or its Affiliates (taking into consideration any contractual obligations to Third Parties) for use in clinical trials. Notwithstanding the foregoing, in the event of any such shortage, Gilead shall have no obligation to reallocate or otherwise divert any manufacturing capacity or supply of the Territory Combination Product from (A) the Combination Product Clinical Trials that are necessary or reasonably expected to be necessary to obtain or maintain Marketing Approval(s) of the Territory Combination Products (including any bioequivalence studies or Post-Approval Commitment Studies), (B) any clinical trial conducted by Gilead or its Affiliates or any Third Party with respect to the Territory Combination Product for which Gilead has already committed to supply quantities of the Territory Combination Products, provided that such clinical trial has already commenced at the time of Janssen’s request, or (C) the commercial supply of the Territory Combination Product. Janssen covenants to Gilead that it shall not, and shall cause its Affiliates and Third Party distributors not to, make any use of the Territory Combination Product provided by Gilead to Janssen under this Section 8.3 other than use by Janssen solely in the Combination Product Clinical Trials permitted under this Agreement. At the request of either Party, the Parties will discuss in good faith a supplement to the Master Clinical Trial Material Agreement to cover the supply of Territory Combination Product for Combination Product Clinical Trials by Gilead to Janssen hereunder.
8.4    Additional Requirements. In the event that Applicable Law or a Regulatory Authority in the Territory imposes, with respect to the Manufacture of a Territory Combination Product (or TDF, TAF, FTC or the Supplied RPV contained therein) for sale or distribution in one or more countries in the Territory, a requirement that is not imposed by any of the EMA, the European Commission and the FDA with respect to the Manufacture of such Territory Combination Product (or such component) for sale or distribution in the European Union or United States, as applicable (an “Additional Requirement”), the Selling Party for such country that imposes the Additional Requirement shall notify the non-Selling Party of such Additional Requirement. The Parties shall consider the relative costs and benefits of complying with such

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Additional Requirement and discuss whether, how and when to implement such Additional Requirement in order to obtain or maintain Regulatory Approvals for such Territory Combination Product in the Field in the applicable country(ies). In the event that the Parties determine to implement such Additional Requirement, the Parties shall establish an implementation plan for such Additional Requirement. Either Party’s obligation hereunder or under any Ancillary Agreement to comply with any Additional Requirement, and the allocation between the Parties of costs to be incurred pursuant to such obligations, shall be solely as agreed under such plan. In the event the Selling Party for a country fails to notify the non-Selling Party of any Additional Requirement imposed by such country pursuant to this Section 8.4, the non-Selling Party shall not be liable hereunder or under any Ancillary Agreement for any failure to comply with such Additional Requirement and such a failure shall not constitute a default hereunder or under any Ancillary Agreement.

9	LICENSE GRANTS AND RELATED COVENANTS
9.1    Licenses and Related Rights. Subject to the terms and conditions of this Agreement and any Ancillary Agreements:
9.1.3    Combination Product Development Activities and Commercialization Activities. Janssen hereby grants to Gilead:
a.    an exclusive (even as to Janssen and its Affiliates, except for the performance of Janssen’s obligations as provided hereunder), royalty-free (except as provided in this Section 9.1) license or sublicense (but without limitation of Gilead’s payment obligations under this Agreement), with the right to grant sublicenses to the extent permitted pursuant to Section 9.3, under the Janssen Technology and any and all rights, title and interest that Janssen and its Affiliates may have in and to any Joint Technology, solely to conduct Development Activities with respect to the Territory Combination Product in the Field in the Territory, other than those Development Activities with respect to the Territory Combination Product in the Field in the Territory that Janssen is permitted to conduct under Article 3, and to conduct Combination Product Regulatory Activities;
b.    a non-exclusive, royalty-free (except as provided in this Section 9.1) license or sublicense (but without limitation of Gilead’s payment obligations under this Agreement), with the right to grant sublicenses to the extent permitted pursuant to Section 9.3, under the Janssen Technology, solely to conduct any Development Activities with respect to the Territory Combination Product in the Field in the Territory that Janssen is also permitted to conduct under Article 3; and
c.    an exclusive (even as to Janssen and its Affiliates, except for the performance of Janssen’s obligations as provided hereunder), royalty-free (except as provided in this Section 9.1) license or sublicense (but without limitation of Gilead’s payment obligations under this Agreement), with the right to grant sublicenses to the extent permitted pursuant to Section 9.3, under the Janssen Technology and any and all rights, title and interest that Janssen and its Affiliates may have in and to any Joint Technology, solely to conduct Commercialization Activities with respect to a Territory Combination Product in the Field in the Territory;

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

but in each of (a), (b) and (c), not to Exploit RPV individually or in combination with any other API other than in a Territory Combination Product or as otherwise expressly permitted hereunder, pursuant to and in accordance with the terms of this Agreement (including Section 17.3.6) and any Ancillary Agreements, provided that such license shall not extend to any Exploitation that constitutes a violation of this Agreement, including Sections 17.3.1 or 17.3.6. For clarity, Gilead is not granted any rights to Manufacture RPV under this Agreement except to the limited extent provided in Section 19.6.3. The licenses and sublicenses granted under this Section 9.1.1 shall be paid-up, perpetual and non-exclusive upon the expiration of this Agreement with respect to the applicable country as provided in Section 19.1, but shall remain subject to any royalties or any other payments due under applicable In-License Agreements for sales of a Territory Combination Product after such expiration, which royalties and other payments shall be the responsibility of Gilead (provided that such payment obligations are disclosed to Gilead by Janssen).
9.1.4    Combination Product Manufacturing. Janssen hereby grants to Gilead an exclusive (even as to Janssen and its Affiliates, except for the performance of Janssen’s obligations as provided hereunder), royalty-free (except as provided in this Section 9.1) license or sublicense (but without limitation of Gilead’s payment obligations under this Agreement), with the right to grant sublicenses to the extent permitted pursuant to Section 9.3, under the Janssen Technology and any and all rights, title and interest that Janssen and its Affiliates may have in and to any Joint Technology, solely to Manufacture and have Manufactured: each Territory Combination Product in the Territory for use in (i) Development Activities with respect to a Combination Product in the Field in the Territory and (ii) Commercialization Activities with respect to a Territory Combination Product in the Field in the Territory but not to Manufacture or have Manufactured RPV individually or in combination with any other API other than in a Territory Combination Product, pursuant to and in accordance with the terms of this Agreement and any Ancillary Agreements, provided that such license shall not extend to any Exploitation that constitutes a violation of this Agreement, including Section 17.3.1 or 17.3.6. Such license or sublicense granted under this Section 9.1.2 shall be paid-up, perpetual and non-exclusive upon the expiration of this Agreement as provided in Section 19.1, but shall remain subject to any royalties or any other payments due under applicable In-License Agreements for sales of a Territory Combination Product after such expiration, which royalties and other payments shall be the responsibility of Gilead (provided that such payment obligations are disclosed to Gilead by Janssen).
9.1.5    To Janssen. Upon request, to the extent required by Applicable Law in connection with Janssen’s (or its Affiliates’ or Third Party Distributors’) Commercialization Activities with respect to a Territory Combination Product in the Janssen Countries, Gilead shall provide written documentation, in a form acceptable to the applicable Regulatory Authority, of Janssen’s (or its Affiliate’s or applicable Third Party Distributor’s) right to engage in Commercialization Activities with respect to such Territory Combination Product (but not to Exploit the TDF or FTC APIs individually or in combination other than in a Territory Combination Product) in the Field in the Janssen Countries pursuant to and in accordance with the terms of this Agreement and any Ancillary Agreements.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

9.2    Rights of Reference and Related Rights.
9.2.1    To Gilead. Subject to the terms and conditions of this Agreement and any Ancillary Agreements, with respect to any Gilead Country and any Janssen Country with respect to which Gilead (or its Affiliate, Sublicensee or Third Party Distributor) is the MA Holder for a Territory Combination Product, Janssen (including on behalf of its Affiliates) hereby grants, and shall cause its (sub)licensees and Third Party distributors for the RPV Single Agent Product to grant, to Gilead (and its Affiliates, Sublicensees, or Third Party Distributors, as applicable), in Janssen’s (or its Affiliate’s or (sub)licensee’s or Third Party Distributor’s, as applicable) capacity as the MA Holder of the RPV Single Agent Product, in the Field in such country, a non-exclusive Right of Reference, with the right to grant further Rights of Reference to the extent permitted pursuant to Section 9.3, with regard to the Janssen Regulatory Documentation for the RPV Single Agent Product in the Field in such country, as necessary or reasonably expected to be necessary to, and for the sole purpose of allowing Gilead (or its Affiliates, Third Party Distributors or Sublicensees, as applicable) to, obtain and maintain Regulatory Approvals for such Territory Combination Product in the Field in such country or to comply with Applicable Law. Within ten (10) Business Days following Gilead’s request, Janssen shall deliver to Gilead an executed Right of Reference letter with respect to any Right of Reference granted herein. For clarity, such Rights of Reference granted to Gilead under this Section 9.2.1 shall be to the entire item of Janssen Regulatory Documentation (not portions thereof) and shall include those listed as items 1 through 3 (in the case of Territory Complera) or 4 through 6 (in the case of the Territory R/F/TAF Product) in Annex II. Janssen agrees to provide any required signed statement to that effect in accordance with the applicable Regulatory Authority’s position on authorization to cross reference. Such Right of Reference granted under this Section 9.2.1 shall be paid-up, perpetual and non-exclusive upon the expiration of this Agreement with respect to the applicable country as provided in Section 19.1.
9.2.2    To Janssen. Subject to the terms and conditions of this Agreement and any Ancillary Agreements, with respect to any Janssen Country for which Janssen (or its Affiliate or Third Party Distributor) is the MA Holder with respect to a Territory Combination Product, Gilead (including on behalf of its Affiliates) hereby grants, and shall cause its (sub)licensees and Third Party distributors for its Single Agent Products and Double Agent Products, as applicable, to grant, to Janssen (and its Affiliates or Third Party Distributors, as applicable), in Gilead’s (or its Affiliate’s or (sub)licensee’s or Third Party distributor’s, as applicable) capacity as the MA Holder of any Single Agent Product or Double Agent Product of Gilead, in each case in the Field in such country, a non-exclusive Right of Reference, with the right to grant further Rights of Reference to the extent permitted pursuant to Section 9.3, with regard to the Gilead Regulatory Documentation for, (a) with respect to Territory Complera, Truvada, FTC Single Agent Product or TDF Single Agent Product and (b) with respect to Territory R/F/TAF Product, the F/TAF Product and, only if required by a Regulatory Authority in addition to or in lieu of such Right of Reference with regard to F/TAF Product, FTC Single Agent, in each case in the Field in such country, as necessary or reasonably expected to be necessary to, and for the sole purpose of allowing Janssen (or its Affiliates or Third Party Distributors, as applicable) to, obtain and maintain Regulatory Approvals for such Territory Combination Product in the Field in such country or to comply with Applicable Law. Within ten (10) Business Days following Janssen’s

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

request, Gilead shall deliver to Janssen an executed Right of Reference letter with respect to any Right of Reference granted herein. For clarity, such Rights of Reference granted to Janssen under this Section 9.2.2 shall be to the entire item of Gilead Regulatory Documentation (not portions thereof) and shall include those listed as items 7 through 9 (in the case of Territory Complera) or 10 through 12 (in the case of the Territory R/F/TAF Product) in Annex II. Gilead agrees to provide any required signed statement to that effect in accordance with the applicable Regulatory Authority’s position on authorization to cross reference. Such Right of Reference granted under this Section 9.2.2 shall be paid-up, perpetual and non-exclusive upon the expiration of this Agreement with respect to the applicable country as provided in Section 19.1.
9.2.3    Data Exclusivity.
9.2.3.7    Gilead Compound Data Exclusivity. In the event that (i) Janssen or an Affiliate of Janssen receives Marketing Approval for a Territory Combination Product in a jurisdiction in which any applicable Gilead Compound Products have not received Marketing Approval, and (ii) as a result of such Marketing Approval of such Territory Combination Product, Janssen (or its Affiliate) is the owner of Gilead Compound Data Exclusivity for any of TAF, TDF or FTC, then Janssen (or its Affiliate, as the case may be) shall, at Gilead’s request, provide a letter to the applicable Regulatory Authority permitting Gilead and/or Gilead’s designee (including any Generic Licensee of Gilead with respect to a Gilead Compound Product (provided that the scope of such letter is consistent with the rights permitted to be granted under the granting Party’s Generic Exception)) to file for Marketing Approval of the applicable Gilead Compound Product in that jurisdiction notwithstanding the Gilead Compound Data Exclusivity. For clarity, the foregoing shall not be construed as altering Janssen’s rights to control commercialization of each Territory Combination Product in the Janssen Countries or to control Marketing Approval (including Rights of Reference thereto) of each Territory Combination Product as provided for under this Agreement. Notwithstanding the foregoing, Janssen shall not be required to take any action that would result in a loss of the data exclusivity and marketing exclusivity associated with the grant of Marketing Approval for a Territory Combination Product in all other respects. “Gilead Compound Data Exclusivity” shall mean, with respect to any of TAF, TDF or FTC, a right or protection, obtained in a jurisdiction, as a result of the fact that a Territory Combination Product contains TAF, TDF or FTC, as applicable, as an active ingredient that has not previously been approved in such jurisdiction, which right or protection provides marketing exclusivity that prevents the Regulatory Authority in such jurisdiction from accepting a Drug Approval Application (whether new or abbreviated), submitted by a Person other than the MA Holder for such Territory Combination Product, of the applicable Gilead Compound Product. The rights afforded to Gilead under this Section 9.2.3.1 shall survive termination or the expiration of this Agreement.
9.2.3.8    RPV Data Exclusivity. In the event that (i) Gilead or an Affiliate or Sublicensee of Gilead receives Marketing Approval for a Territory Combination Product in a jurisdiction in which any applicable RPV Products have not received Marketing Approval, and (ii) as a result of such Marketing Approval of such Territory Combination Product, Gilead (or its Affiliate or Sublicensee) is the owner of RPV Data Exclusivity, then Gilead (or its Affiliate or Sublicensee, as the case may be) shall, at Janssen’s request, provide a

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

letter to the applicable Regulatory Authority permitting Janssen and/or Janssen’s designee (including any Generic Licensee of Janssen with respect to an RPV Product (provided that the scope of such letter is consistent with the rights permitted to be granted under the granting Party’s Generic Exception)) to file for Marketing Approval of the applicable RPV Product in that jurisdiction notwithstanding the RPV Data Exclusivity. For clarity, the foregoing shall not be construed as altering Gilead’s rights to control commercialization of each Territory Combination Product in the Gilead Countries or to control Marketing Approval (including Rights of Reference thereto) of each Territory Combination Product as provided for under this Agreement. Notwithstanding the foregoing, Gilead shall not be required to take any action that would result in a loss of the data exclusivity and marketing exclusivity associated with the grant of Marketing Approval for a Territory Combination Product in all other respects. “RPV Data Exclusivity” shall mean a right or protection, obtained in a jurisdiction, as a result of the fact that a Territory Combination Product contains RPV as an active ingredient that has not previously been approved in such jurisdiction, which right or protection provides marketing exclusivity that prevents the Regulatory Authority in such jurisdiction from accepting a Drug Approval Application (whether new or abbreviated), submitted by a Person other than the MA Holder for such Territory Combination Product, of the applicable RPV Product. The rights afforded to Janssen under this Section 9.2.3.2 shall survive termination or the expiration of this Agreement.
9.3    Sublicenses.
9.3.3    For Manufacturing. Subject to Gilead’s payment of amounts due to Janssen under this Agreement, Gilead (and its Affiliates) shall have the right to grant Third Party manufacturers (but excluding any Generic Licensee, [*]) a non-exclusive, royalty-free sublicense anywhere in the world, without the right to further sublicense, under the licenses granted to Gilead in Section 9.1.2, for the sole purpose of Manufacturing any Territory Combination Product (but not the RPV therein) for supply to Gilead or its Affiliates or Sublicensees, or Janssen or its Affiliates pursuant to the Janssen Distributor Agreement, for Exploitation of such Territory Combination Product in the Field (including sale by Gilead, its Affiliates or Sublicensees, or by Janssen or its Affiliates, to a Third Party Distributor) in accordance with this Agreement and the Ancillary Agreements, provided that Gilead shall provide to its Third Party manufacturers only such Janssen Confidential Information and Janssen Regulatory Documentation as is required in order for such Third Party manufacturer to Manufacture the applicable Territory Combination Product in accordance with GMP.
9.3.4    For Development or Commercialization Activities. Subject to Gilead’s payment of amounts due to Janssen under this Agreement, Gilead (and its Affiliates) shall have the right to grant any Third Party(ies) (other than a Generic Licensee of Gilead) a sublicense (which may, at the election of Gilead, be non-exclusive or exclusive, to the extent consistent with Gilead’s rights hereunder) in any country in the Territory, without the right to further sublicense, under the licenses granted to Gilead in Section 9.1.1 in the Field with respect to any Territory Combination Product in such country, provided that either (i) such Third Party has the same rights with respect to any of Gilead’s Single Agent Products or Double Agent Products or another pharmaceutical product of Gilead or its Affiliate, or (ii) Janssen provides its written consent to such sublicense, which consent shall not be unreasonably withheld, conditioned or delayed.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Gilead shall not have the right to grant any sublicense or further Right of Reference under this Agreement in order to enable any Third Party to sell a Combination Product (A) on a Generic Basis, or (B) in Region C under any Product Trademark other than a Product Trademark Controlled by Gilead or an Affiliate of Gilead.
9.3.5    Limitations on Third Party Distributors. Subject to the Janssen Distributor Agreement, either Party may engage a Third Party Distributor to sell in any country in which such Party is the Selling Party a Territory Combination Product under this Agreement, but in Region C this right shall be subject to each of the following: (i) such Third Party Distributor shall purchase such Territory Combination Product in the form of Finished Product from the applicable Party or its Affiliates, (ii) unless a Party obtains the other Party’s prior written approval, such Party or its Affiliate (or a Third Party agent that is not engaged in the business of distribution or manufacturing of pharmaceutical products) shall hold the Marketing Approval for the applicable Territory Combination Product in the applicable country under which such Third Party Distributor sells such Territory Combination Product, and (iii) for clarity, (x) Gilead shall not grant to a Third Party Distributor any access to any Confidential Information of Janssen or Janssen Regulatory Documentation or afford any Right of Reference provided by Janssen to such Third Party Distributor, in each case under this clause (iii)(x), except with Janssen’s prior written approval, and (y) Janssen shall not grant to a Third Party Distributor any access to any Confidential Information of Gilead or Gilead Regulatory Documentation or afford any Right of Reference provided by Gilead to such Third Party Distributor, in each case under this clause (iii)(y), except with Gilead’s prior written approval. The term “Finished Product” shall mean drug product in finished dosage forms.
9.3.6    To Affiliates. Either Party may grant sublicenses under any license granted to it pursuant to Section 9.1 to any of its Affiliates. Either Party may grant a further Right of Reference under any Right of Reference granted to it pursuant to Section 9.2 to any of its Affiliates.
9.4    Trademark Licenses.
9.4.6    Subject to the terms and conditions of this Agreement and any Ancillary Agreement, Gilead hereby grants to Janssen a non-exclusive, royalty-free, fully paid-up license, with the right to sublicense to its Affiliates, Third Party Distributors and permitted subcontractors, to use in the Janssen Countries and any country in which Janssen is Detailing a Territory Combination Product hereunder (i) the Gilead Licensed Trademarks for the sole purpose of exercising its rights under the Janssen Distributor Agreement and Detailing the applicable Territory Combination Product (but not to Exploit the APIs thereof individually or in combination other than in such Territory Combination Product) in the Field and (ii) Gilead’s name and company logo/identifiers, in each case ((i) and (ii)) solely for use on the approved Product Label and Package and the Local Promotional Materials for the applicable Territory Combination Product. In its use of any publicly disseminated packaging, labeling, advertising and promotional materials referencing the Gilead Licensed Trademarks, Janssen shall use the Gilead Licensed Trademarks as set forth in standards provided in writing by Gilead from time to time. Any deviation from those standards must be approved in writing by Gilead.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

9.4.7    Subject to the terms and conditions of this Agreement and any Ancillary Agreement, Janssen hereby grants to Gilead a non-exclusive, royalty-free, fully paid-up license, with the right to sublicense to its Affiliates, Third Party Distributors and permitted subcontractors, to use in the Gilead Countries (i) the Janssen Licensed Trademarks for the sole purpose of conducting Commercialization Activities with respect to any Territory Combination Product (but not to Exploit the APIs thereof individually or in combination other than in the Territory Combination Products) in the Field and (ii) Janssen’s name and company logo/identifiers, solely for use on the approved Product Label and Package and the Local Promotional Materials for any Territory Combination Product. In its use of any publicly disseminated packaging, labeling, advertising and promotional materials referencing the Janssen Licensed Trademarks, Gilead shall use the Janssen Licensed Trademarks as set forth in standards provided in writing by Janssen from time to time. Any deviation from those standards must be approved in writing by Janssen.
9.4.8    Subject to the terms and conditions of this Agreement and any Ancillary Agreement, Gilead hereby grants to Janssen a non-exclusive, royalty-free, fully paid-up license, with the right to sublicense to its Affiliates, Third Party Distributors and permitted subcontractors, to use in the Janssen Countries and any country in which Janssen is Detailing a Territory Combination Product hereunder the applicable Combination Product Trademarks for the sole purpose of exercising its rights under the Janssen Distributor Agreement and Detailing the applicable Territory Combination Product (but not to Exploit the APIs thereof individually or in combination other than in such Territory Combination Product) in the Field and solely for use on the approved Product Label and Package and the Local Promotional Materials for the applicable Territory Combination Product.
9.4.9    Gilead hereby recognizes Janssen’s right, title, and interest in and to the Janssen Licensed Trademarks. Gilead further recognizes that this Agreement, or use of the Janssen Licensed Trademarks in connection with this Agreement, in no way confers to Gilead any right, title, and interest in and to the Janssen Licensed Trademarks or any other Trademarks or intellectual property rights owned by Janssen, except as may otherwise be expressly provided in this Agreement. Janssen hereby recognizes Gilead’s right, title, and interest in and to the Gilead Licensed Trademarks and the Combination Product Trademarks. Janssen further recognizes that this Agreement, or use of the Gilead Licensed Trademarks or the Combination Product Trademarks in connection with this Agreement, in no way confers to Janssen any right, title, and interest in and to the Gilead Licensed Trademarks, the Combination Product Trademarks or any other trademarks or intellectual property rights owned by Gilead, except as may otherwise be expressly provided in this Agreement. Janssen agrees that the materials on which it uses the Gilead Licensed Trademarks shall be of similar standard as those materials on which Gilead uses the Gilead Licensed Trademarks and shall comply with Applicable Law. Gilead agrees that the materials on which it uses the Janssen Licensed Trademarks shall be of similar standard as those materials on which Janssen uses the Janssen Licensed Trademarks and shall comply with Applicable Law.
9.5    Sublicensed Rights.

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

9.5.1    Third Party License Payments. [*].
9.5.2    Existing RPV License(s). Gilead acknowledges that it has received a sublicense under this Article 9 with regard to certain Patents or Information and Inventions that are subject to the terms and conditions of the Existing RPV Licenses as applicable to Janssen’s sublicensees thereunder and Gilead agrees to comply with such terms and conditions as specified by Janssen in the In-License Requirements established pursuant to this Section 9.5.
9.5.3    In-License Requirements. In order to ensure that Janssen is able to meet its obligations under the Existing RPV Licenses as they relate to the activities under this Agreement, and to ensure Gilead is clear with regard to the requirements on Janssen in order to ensure such compliance, the Parties have agreed upon those obligations, beyond those set forth herein, to which Gilead shall be required to adhere in order to ensure such compliance (such written terms, and any additional written terms the Parties agree upon in good faith under Section 9.5.4, referred to herein the “Janssen In-License Requirements”). The Janssen In-License Requirements effective as of the Restatement Effective Date are attached as Annex W. In order to ensure that Gilead is able to meet its obligations under any license agreements entered into by Gilead pursuant to Section 9.5.4, the Parties will agree in good faith upon written terms setting forth those obligations of such license agreements beyond those obligations set forth herein to which Janssen shall be required to adhere, and to ensure Janssen is clear with regard to such obligations (such written terms referred to herein the “Gilead In-License Requirements”). The Parties will set forth the Gilead In-License Requirements in a separate signed document.
9.5.4    Additional In-Licenses. In the event that a first Party determines that there is a Patent or other intellectual property that is licensed to such first Party or its Affiliates by a Third Party under a sublicensable license agreement, which Patent or intellectual property is sublicensed to the other Party hereunder (such as, in the case of Janssen as the first Party, the Existing RPV Licenses) or for which such first Party has obligations to such Third Party under such license agreement that would be, to the first Party’s good faith knowledge, triggered by any activities conducted hereunder by the other Party (such as, in the case of Gilead, the Existing Gilead Licenses), then such first Party shall promptly notify the other Party and the Parties shall promptly thereafter negotiate and agree on and set forth in writing, (a) either (i) in the case of such a license agreement of Janssen, an amendment to the Janssen In-License Requirements, or (ii) in the case of such a license agreement of Gilead, an amendment to the Gilead In-License Requirements; and (b) an amendment to this Agreement to the extent that a sublicense to the other Party is necessary. For clarity, upon entering into such amendment(s) under this Section 9.5.4, the at-issue Third Party license agreement shall be deemed an “In-License Agreement.” Each Party shall only be bound by any In-License Requirement on and after the date on which such In-License Requirement has been disclosed to such Party and only for so long as such Party is a sublicensee under the applicable In-License Agreement or conducting activities in accordance with this Agreement that trigger the other Party’s obligations under the applicable In-License Agreement and only for so long as the In-License Requirement is required by the applicable In-License Agreement. [*]. Upon the request of either Party, the other Party shall disclose to the requesting Party the applicable financial terms of any Existing Gilead License (in the case the requested Party is Gilead), any Existing RPV License (in the case the requested

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Party is Janssen) and any In-License Agreement of such requested Party entered into after the Restatement Effective Date that would require the requesting Party to pay a royalty or other monetary compensation after expiration of the Agreement with respect to such country; provided that such request by the requesting Party may be made no earlier [*].
9.5.5    Modifications or Amendments to any In-License Agreement. Modifications or amendments to any In-License Agreement, including the Existing RPV Licenses and the Existing Gilead Licenses, by a Party after the Restatement Effective Date that would materially increase a Party’s obligations under the In-License Requirements shall not apply to the obligated Party unless and until such first Party obtains the obligated Party’s prior written approval. If a Party modifies or amends any In-License Agreement in a manner that would require modification of the In-License Requirements, the Parties shall negotiate in good faith modifications to the In-License Requirements in order to reflect such modification or amendment, provided that such modification or amendment complies with the preceding sentence, in which case the other Party shall not unreasonably withhold its consent to such modifications or amendments to the In-License Requirements.
9.5.6    Payments. [*].
9.6    Retained Rights. All (sub)license rights not specifically granted in this Article 9 or elsewhere herein or in any Ancillary Agreements are expressly reserved by each licensing Party (or its Affiliates). Any (sub)license granted in this Article 9 which is not sublicensable, may be transferred or assigned by the licensee Party only in connection with a permitted assignment of this Agreement by such Party. Notwithstanding anything contained in this Article 9, none of the licenses granted under this Agreement apply to Generic Combination Product. For clarity, each Party and its Affiliates retains all rights under any intellectual property Controlled by such Party (other than Controlled as a result of the licenses granted in this Article 9) (a) to exercise any of its rights under such Party’s Generic Exception, including granting licenses to Generic Licensees permitted thereunder, or any of its rights to conduct clinical trials in accordance with this Agreement, and (b) to perform its obligations hereunder or under any Ancillary Agreement.

10	PAYMENTS
10.1    Payments.
10.1.4    Payment of Pre-Conversion Supply Price. Janssen shall submit an invoice to Gilead at the Pre-Conversion Supply Price for any Supplied RPV used or intended to be used for commercial purposes at the time of delivery to Gilead of such Supplied RPV or promptly thereafter. Payments with respect to each such invoice shall be payable and due in accordance with the terms of the RPV Supply Agreement and the terms of this Agreement, including Section 10.4 and Section 10.5.1. In the event of any inconsistency between the financial provisions of the RPV Supply Agreement and the financial provisions of this Agreement, such terms of this Agreement shall control. For clarity, for each Territory Combination Product, the Pre-Conversion Supply Price shall be invoiced collectively for Region A, Region B and Region C.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

10.1.5    Monthly Payments. Subject to Annex M-1, for each Territory Combination Product, Gilead shall make a Monthly Payment with respect to all Gilead Countries that are Post-Conversion Supply Price Countries in Region A, Region B and Region C (in a single amount for all such Post-Conversion Supply Price Countries), subject to any adjustments specified hereunder, which payment shall be payable and due in accordance with the terms of this Agreement, including Sections 10.4, 10.5.2 and 10.5.3.
10.2    Post-Conversion and Additional Supply Price Reductions. With respect to Supplied RPV, the Post-Conversion Supply Price or Additional Supply Price, as applicable, for each Territory Combination Product shall be adjusted as set forth in Annex M-2 (provided that, with respect to Section A of Annex M-2, such adjustments shall apply [*].
10.3    Monthly Payment Term. For each Territory Combination Product, the Monthly Payment shall be made for the Gilead Countries in Region A, Region B and Region C, until the expiration of the last to expire Monthly Payment Term in the Gilead Countries in Region A, Region B and Region C (and the calculations in Annex M-1 shall take account of the exclusion of countries for which the Monthly Payment Term has expired following the end of the applicable Monthly Payment Term).
10.4    Mode of Payment. All payments to Janssen hereunder and under the RPV Supply Agreement shall be made by wire transfer of U.S. Dollars in the requisite amount to the account designated by Janssen; provided, however, that any notice by Janssen of a change in such account shall not be effective until thirty (30) days after receipt thereof by Gilead.
10.5    Reports & Payments.
10.5.1    Pre-Conversion Supply Price Payments and Revaluation Pre-Conversion Payments. Pre-Conversion Invoices shall be due and payable by Gilead or its designated Affiliate in accordance with Annex M-5. Revaluation Pre-Conversion Invoices shall be due and payable by Gilead in accordance with Annex M-6.
10.5.2    Monthly Payments. For each Territory Combination Product, Gilead or its designated Affiliate shall make the Monthly Payments collectively for Region A, Region B and Region C, for each calendar month during the Term in accordance with Annex M-5, subject to prior receipt of an invoice from Janssen for such amount.
10.5.3    Monthly Payment Calculation. For each Territory Combination Product, the calculation of a Monthly Payment shall be based on the total number of Units of such Territory Combination Product sold by Gilead and its Affiliates and Sublicensees to Third Parties during such calendar month (adjusted on a pro rata basis in the event that the applicable Monthly Payment Term has expired during such calendar month) in Gilead Countries that are Post-Conversion Supply Price Countries where the Monthly Payment Term has not yet expired, as provided in Annex M-1.
10.5.4    Monthly Reports. Gilead shall provide to Janssen the reports described in Annex N on a product-by-product and country-by-country basis setting forth the Units of each

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Territory Combination Product sold and any adjustments to which either Party is entitled hereunder. Such reports shall be due no later than fifteen (15) Business Days after the end of each calendar month. Gilead shall be responsible for making the calculations set forth in Annex M-1. In addition to the aforementioned, each Party shall also provide such other information requested by the other Party and necessary for the other Party (or any of its Affiliates) to comply with such other Party’s royalty payment and financial reporting obligations under any In-License Agreement, as specified in the In-License Requirements.
10.5.5    Lost Supplied RPV. Gilead shall notify Janssen in writing on an annual basis of any Supplied RPV that becomes Lost Supplied RPV in such Calendar Year, which notice shall specify the quantity of such Lost Supplied RPV. Such notification shall occur in January of each Calendar Year with regards to Lost Supplied RPV from the prior Calendar Year. Notwithstanding anything to the contrary in this Agreement or the Ancillary Agreements, the compensation due to Janssen (or its Affiliate) from Gilead (or its Affiliate) under the RPV Supply Agreement with respect to any quantity of Lost Supplied RPV shall be adjusted so that it equals the Standard Cost of Manufacturing for such Supplied RPV. Gilead shall pay the then-current Standard Cost of Manufacturing with respect to any quantity of Lost Supplied RPV for a given Calendar Year forty-five (45) days following the receipt of an invoice from Janssen for such Lost Supplied RPV. At the same time, Janssen shall issue to Gilead a credit note for the Pre-Conversion Supply Price with respect to the quantity of Lost Supplied RPV (taking into account any Revaluation Pre-Conversion Invoices with respect to such Pre-Conversion Supply Price).
10.5.6    Other Payments. For all other payments due hereunder or under the RPV Supply Agreement, the invoicing Party shall submit an invoice to the paying Party and such invoices shall be due and payable within forty-five (45) days after receipt unless otherwise provided in this Agreement or the RPV Supply Agreement.
10.5.7    Communication of Non-Public Pricing Information. The Parties shall communicate all non-public Net Selling Price information necessary to perform the financial calculations required by this Agreement solely through their respective representatives on the Financial Reporting Committee or as otherwise approved by such committee.
10.5.8    Other Reports. Without limitation of the foregoing, each Party shall also provide such other financial-related reports as are set forth on Annex N and otherwise comply with the requirements of Annex N.
10.6    Financial Records. Each Party shall keep, and shall cause its Affiliates, (sub)licensees, Third Party distributors and Third Party contractors to keep, accurate records sufficient to support the calculation of the payments due under this Agreement and any Ancillary Agreement (collectively, “Financial Records”) in accordance with the Accounting Standards and in sufficient detail to enable the amounts due hereunder and thereunder to be determined and verified by the other Party’s auditor. Such records shall be retained for at least (i) three (3) years after creation thereof or (ii) such longer period as may be required under any In-License Agreement, as specified in the In-License Requirements, or Applicable Law. Financial Records shall be open for examination, in accordance with Section 10.8, during reasonable business hours for so long as they are required to be maintained under this Section 10.6.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

10.7    Currency Conversion. The Party responsible for making any currency conversions hereunder shall, in a manner consistent with Gilead’s then-current standard worldwide currency conversion methodology, convert the applicable amounts incurred or sold, as the case may be, into the applicable currency. Gilead’s standard worldwide currency conversion methodology on the Restatement Effective Date is based on a monthly rate that is within the day’s trading range during NYC trading hours in Bloomberg Professional service application on the third (3rd) to last Business Day of the prior month. Gilead shall inform Janssen of any changes to its standard worldwide currency conversion methodology prior to any such changes becoming effective. For clarity, all currency conversions required under this Section 10.7 shall use the exchange rate for the applicable month then used by Gilead in accordance with the foregoing.
10.8    Audits.
10.8.1    Audits.
10.8.1.8    Mutually Agreed Audits. Subject to Section 10.8.1.3, within three (3) years after the First Commercial Sale of a Territory Combination Product in the Territory and every three (3) years thereafter (provided that after completion of the initial Audit by each Party pursuant to this Section 10.8.1.1, the Parties may mutually agree to extend the period between subsequent Audits pursuant to this Section 10.8.1.1 to a period greater than three (3) years), each Party (the “Audited Party”) shall, and shall cause its Affiliates and Sublicensees (in the case of Gilead) and, to the extent relevant to the revenue share calculations hereunder, Third Party Distributors and other Third Party distributors, if applicable, to permit an independent public accounting firm of national prominence selected by such Party and the other Party (the “Auditing Party”) by mutual agreement to have access during normal business hours to those Financial Records of such Audited Party, its Affiliates, Sublicensees (in the case of Gilead), Third Party Distributors and other Third Party distributors as may be reasonably necessary for the sole purpose of verifying the accuracy of the financial reports and calculations hereunder and under any Ancillary Agreement (including all of the components and deductions relating to the payments under Section 10.1 and adjustments under Section 10.2 and analogous payments under the Janssen Distributor Agreement with respect to the Janssen Countries, the Manufacturing Fees and the [*]) and for verifying the accuracy of any information relating to payments due under this Agreement and any Ancillary Agreement (each, an “Audit”). For each Audit under this Section 10.8.1.1 with respect to reports and calculations for each Territory Combination Product, [*]. The Parties shall agree on the scope of any such Audit (e.g., whether the Audit shall be one (1), two (2), or three (3) Calendar Years).
10.8.1.9    Party Initiated Audits. Subject to Section 10.8.1.3, and without limitation of Section 10.8.1.1, upon the written request and expense of the Auditing Party, each Audited Party shall, and shall cause its Affiliates and Sublicensees (in the case of Gilead) and , to the extent relevant to the revenue share calculations hereunder, Third Party Distributors and other Third Party distributors, if applicable, to permit an independent public accounting firm of national prominence selected by the Auditing Party and acceptable to the Audited Party to have access during normal business hours to those Financial Records of such

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Audited Party, its Affiliates, Sublicensees (in the case of Gilead) and, to the extent relevant to the revenue share calculations hereunder, Third Party Distributors and other Third Party distributors, if applicable, as may be reasonably necessary for the sole purpose of conducting an Audit. An Auditing Party may not initiate an Audit of the Audited Party under this Section 10.8.1.2 more than once per Calendar Year.
10.8.1.10    Generally. Each Auditing Party may conduct an Audit of the Financial Records relating to a particular Calendar Year of the Audited Party no more than once and there shall be no Audit of the Financial Records relating to a particular Calendar Year of the Audited Party more than once under Section 10.8.1.1 and Section 10.8.1.2, collectively, provided that any Financial Records relating to a particular Calendar Year of a Party that have been Audited may be Audited a second time to the extent that such Financial Records were not included in the scope of the first Audit. Notwithstanding anything herein to the contrary, in no event may an Auditing Party conduct an Audit of the Financial Records of the Audited Party relating to any Calendar Year ending more than three (3) years prior to the date of such Audit. With respect to Third Party Distributors and other Third Party distributors, all Audits shall be conducted solely by the Party that is party to the applicable agreement with such Third Party Distributor or Third Party distributor and in accordance with terms and conditions of such agreement using the independent public accounting firm or other mutually acceptable certified or chartered accountant (in each case as permitted by the terms and conditions of such agreement) and the Auditing Party shall only have the right to review the results of such Audit generated by the contracting Party and such independent public accounting firm or accountant to the extent such Audit results may be revealed pursuant to the applicable agreement with such Third Party Distributor or Third Party distributor; and this Section 10.8 shall not confer rights to any Party that exceed those rights set forth in the applicable agreement with such Third Party Distributor or Third Party distributor. For clarity, any information relating to providing Janssen estimates of amounts to be paid hereunder or under the RPV Supply Agreement shall not be subject to an Audit.
10.8.2    Sublicenses, Distribution Agreements and other Third Party Agreements.
10.8.2.1    With respect to any sublicense agreement entered into after the Restatement Effective Date with respect to a Territory Combination Product, the Parties shall include a provision requiring, among others, the Sublicensee to keep and maintain adequate Financial Records pursuant to such sublicense agreement sufficient to make the calculations hereunder and to grant access to such Financial Records to the extent required under Section 10.6 and Section 10.8.1.
10.8.2.2    With respect to any (sub)license agreement entered into after the Restatement Effective Date with respect to any F/TDF Product, F/TAF Product, RPV Single Agent Product, TDF Single Agent Product or FTC Single Agent Product, to the extent that the sales information generated thereunder is required in order to calculate the F/TAF NSP, F/TDF NSP, FTC NSP or RPV NSP, as applicable, the Party that is a party to such agreement shall include a provision requiring the applicable (sub)licensee to keep and maintain adequate Financial Records pursuant to such sublicense agreement sufficient to make such calculations

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

and to grant access to such Financial Records to the extent required under Section 10.6 and Section 10.8.1. With respect to any existing (sub)license agreements, neither Party shall modify such agreements to reduce compliance with the foregoing and, in the event of a modification of such agreements, shall use reasonable efforts to include such provision described in this Section 10.8.2.2.
10.8.2.3    In the event with respect to a country, a Party [*] then the Party that is a party to such agreement shall include a provision requiring the applicable Third Party distributor to keep and maintain adequate Financial Records pursuant to such agreement sufficient to make such calculations and to grant access to such Financial Records to the extent required under Section 10.6 and Section 10.8.1.
10.8.3    Any report prepared by such independent public accounting firm or other accountant, a copy of which shall be sent or otherwise provided to the Auditing Party by such independent public accounting firm or other accountant at the same time as it is sent or otherwise provided to the other Party, shall contain the conclusions of such independent public accounting firm or other accountant regarding the Audit and will specify that the amounts paid by or to the Auditing Party pursuant thereto were correct or, if incorrect, the amount of any underpayment or overpayment.
10.8.4    If such independent public accounting firm’s or other accountant’s report shows any underpayment, the paying Party shall remit to the other Party within sixty (60) days after receipt of the Audit report, (i) the amount of such underpayment and (ii) if such underpayment exceeds [*] of the total amount owed for the Calendar Year then being audited, the reasonable and necessary fees and expenses of such independent public accounting firm or other accountant performing the Audit, subject to reasonable substantiation thereof. If such independent public accounting firm’s report shows any overpayment, the paying Party shall receive a credit equal to such overpayment against future amounts, if any, payable under this Agreement; if no further payments are due under this Agreement, reimbursement of the overpayment shall be due and paid no later than sixty (60) days after receipt of the Audit report (and no invoicing shall be required).
10.9    Interest Due. In case of any delay in payment by a Party to the other Party hereunder or under the RPV Supply Agreement, interest on the overdue payment shall accrue at an annual interest rate equal to the lower of (a) the sum of (i) the prime rate of interest in force on the date the payment is due as published in The Wall Street Journal (Eastern United States Edition) and (ii) [*] and (b) the maximum rate of interest permissible by Applicable Law. The foregoing interest shall be due from the paying Party without any special notice.
10.10    Tax Withholding.
10.10.1    A Party making payments to the other Party under this Agreement or the RPV Supply Agreement shall make such payments without deduction or withholding for taxes except to the extent that any such deduction or withholding is required by Applicable Law in effect at the time of payment.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

10.10.2    Any tax required to be withheld on amounts payable under this Agreement or the RPV Supply Agreement will promptly be paid by the applicable paying Party on behalf of the other Party to the appropriate governmental authority, and such paying Party will furnish the other Party with proof of payment of such tax within sixty (60) days. Any such tax required to be withheld shall be an expense of and borne by such other Party.
10.10.3    Janssen and Gilead shall cooperate with respect to all documentation required by any taxing authority or reasonably requested by Janssen or Gilead to secure a reduction in the rate of applicable withholding taxes.
10.10.4    If the applicable paying Party had a duty to withhold taxes in connection with any payment it made to the other Party under this Agreement or the RPV Supply Agreement but such paying Party failed to withhold, and such taxes were assessed against and paid by such paying Party, then the other Party shall indemnify and hold harmless such paying Party from and against such taxes (including interest, but not including any related penalties). If such paying Party makes a claim under this Section 10.10.4, it shall comply with the obligations imposed by Section 10.10.2 as if such paying Party had withheld taxes from a payment to the other Party.
10.10.5    If either Party assigns in whole or in part this Agreement or the RPV Supply Agreement to an Affiliate or Third Party or grants to an Affiliate or Third Party a sublicense hereunder, in each case in a manner that adversely impacts the other Party economically due to increased withholding taxes on amounts paid by such Party hereunder or under the RPV Supply Agreement, or additional VAT taxes on the transfer of inventory hereunder or thereunder, then such first Party shall pay to such other Party an amount equal to the difference between the amount such other Party owes to the relevant tax authority on payments received or paid hereunder or thereunder, or inventory sold hereunder or thereunder, and the amount such other Party would have owed to such tax authority had this Agreement or the RPV Supply Agreement not been assigned or sublicensed to such Affiliate or Third Party.
10.11    Manufacturing Fees. The Parties shall perform their respective obligations with respect to the Manufacturing Fee as set forth in Annex M-4.
10.12    Branded Prescription Pharmaceutical Manufacturers Fee. [*].
10.13    Research and Development Reimbursement Payments. The Parties acknowledge and agree that Gilead has paid to Janssen all amounts that are required to be paid by Gilead to Janssen under Section 10.1 of the Original Agreement, and accordingly Gilead shall have no further obligations with respect to the payment of such amounts.

11	FINANCIAL CALCULATIONS AND ADJUSTMENTS
11.1    Calculations. Any obligation of a Party hereunder to make any calculation or to provide the results of such calculation, which calculation requires any information that the other Party is obligated to provide hereunder, shall be subject to receipt of such information from such other Party. In the event that delivery of any such information to the Party performing such

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

calculation is delayed, the deadline for performing such calculation and providing the results of such calculation shall be extended for a period of time corresponding to such delay.
11.2    Working Percentages. The Working Percentages for each Calendar Year shall be determined as set forth in Annex H.
11.3    Actual Percentages. Gilead shall calculate the Actual Percentages with respect to each Calendar Year in accordance with Annex I. Gilead shall use reasonable efforts to provide such percentages to Janssen no later than January 31 after the end of such Calendar Year.
11.4    Establishment of Standard Costs of Manufacturing. [*].
11.5    [Reserved].
11.6    Post-Generic FTC/TDF and F/TAF Combination. For each Calendar Quarter following the occurrence of the Generic FTC/TDF Combination Threshold [*] with respect to a given Specified Percentage Country, this Section 11.6 shall apply with respect to such Specified Percentage Country as follows:
11.6.1    the Specified Percentage with respect to Territory Complera sold in such Specified Percentage Country shall be modified to equal [*] and [*].
11.7    [Reserved].
11.8    [Reserved].
11.9    [Reserved].
11.10    Application of Original Agreement. Notwithstanding anything to the contrary in this Agreement or any Ancillary Agreement, the provisions related to pricing, revenue sharing, payment, currency conversion, financial reporting and audit and committees related to the foregoing (including the Discount Committee (as defined in the Original Agreement) and the Launch Coordination Committee (as defined in the Original Agreement)) of the Original Agreement and not the provisions related to pricing, revenue sharing, payment, currency conversion, financial reporting, audit and committees of this Agreement, shall govern any applicable activities conducted by the Parties (including any Triggering Sales (as defined in the Original Agreement)) with respect to Territory Complera on or before December 31, 2014, as well as any audits hereunder with respect to such period.

12	[RESERVED]

13	SAFETY DATA EXCHANGE AGREEMENT; PRODUCT RECALL AND WITHDRAWAL
13.1    Generally.     Subject to the terms of this Agreement, within one hundred and twenty (120) days after the Restatement Effective Date, Janssen and Gilead (under the guidance of their respective pharmacovigilance departments, or equivalents thereof) shall cooperate in

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

good faith to discuss and develop mutually acceptable guidelines and procedures for the investigation, exchange, receipt, recordation and communication (as between the Parties and their Affiliates) of safety-related information with respect to the Territory R/F/TAF Product, and to set forth such guidelines and procedures in a written amendment to the Complera PVA or a separate written agreement between the Parties (the Complera PVA as amended by such amendment, or such separate written agreement (as it may be amended from time to time) together with the Complera PVA, the “Pharmacovigilance Agreement” or “PVA”). In connection with entering into any Third Party Distributor Agreement, the Selling Party shall ensure that it and the applicable Third Party Distributor enter into an appropriate pharmacovigilance agreement consistent with the terms of the PVA. Gilead shall, at its expense, maintain the global safety database with respect to the Territory Combination Products.
13.2    Notification and Recall.
13.2.9    Notification. In the event that either Party becomes aware that any governmental agency or authority has issued or requested a recall or market withdrawal or taken similar action in connection with (a) a Combination Product anywhere in the world, (b) in the case of Janssen, the RPV Single Agent Product, if the reason for such field alert is reasonably likely to affect a Territory Combination Product and Janssen has the right to make such disclosure to Gilead or (c) in the case of Gilead, any of the Gilead Compound Products, if the reason for such field alert is reasonably likely to affect a Territory Combination Product and Gilead has the right to make such disclosure to Janssen, or in the event that either Party determines that such a recall or market withdrawal of a Territory Combination Product may be necessary or advisable, such Party shall notify the other Party thereof by telephone within twenty-four (24) hours after becoming aware of such request, action or determination. Each Party shall also notify the other (i) if such Party issues an FDA field alert or similar alert or foreign equivalent thereof (in which case the Party issuing such field alert shall notify the other Party within twenty-four (24) hours after the decision to issue such field alert, and prior to notification of the applicable governmental agency or authority) with respect to (x) a Territory Combination Product or (y) any of such Party’s Single Agent Product(s) (including, in the case of Janssen, any Other RPV Product) or Double Agent Products in the Field, if the reason for such field alert is reasonably likely to affect a Territory Combination Product and the disclosing Party has the right to make such disclosure to the other Party, and (ii) within twenty-four (24) hours after such Party’s receipt of any communication from any governmental agency or authority regarding a potential recall or market withdrawal of a Territory Combination Product or any of such Party’s aforementioned products anywhere in the world.
13.2.10    Decision to Recall or Withdraw. Within a period of time reasonable under the circumstances after the date of a notice given pursuant to the first sentence of Section 13.2.1 that relates to, or otherwise has implications for, the Exploitation of a Territory Combination Product in any country(ies) in the Territory, for each country in the Territory, the Selling Party with respect thereto shall recall or withdraw such Territory Combination Product in such country if the Recall/Withdrawal Criteria (described below) are met with respect to such country. In such a case, the Selling Party shall determine in its reasonable judgment (i) the extent to which to conduct such recall or withdrawal (where such determination shall be made by

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

the Selling Party, in its reasonable judgment, based on the circumstances (e.g., a discrete Manufacturing non-conformity would justify a recall with respect to the applicable quantities of the applicable Territory Combination Product, but not a market withdrawal of such Territory Combination Product from such country)), (ii) the breadth, extent and level of customer to which any such recall or withdrawal shall reach, (iii) the strategies and notifications to be used, and (iv) other related matters with respect to the conduct of such recall or withdrawal. The “Recall/Withdrawal Criteria” shall be deemed to have been met in any country in the Territory if (A) the recall or withdrawal is mandated by any Regulatory Authority, (B) the Selling Party reasonably determines to recall or withdraw a Territory Combination Product, or the non-Selling Party reasonably requests such recall or withdrawal in writing, and such determination by the Selling Party, or such request by the non-Selling Party, is made: (v) for failure of such Territory Combination Product to meet the specifications therefor, (w) with a reasonable basis to conclude that material harm to patients may occur in the absence of such recall or withdrawal, (x) in the event the Manufacture of such Territory Combination Product sold in such country does not comply with Applicable Law, (y) on account of safety issues with respect to (1) such Territory Combination Product or (2) any Single Agent Product(s) or Double Agent Product in the Field, including in the event of a withdrawal of any Single Agent Product(s) or Double Agent Product in the Field from markets in the European Union or the United States for safety concerns, or (z) on account of a Regulatory Authority mandating a withdrawal of any Single Agent Product(s) or Double Agent Product in the Field from markets in the European Union or the United States or (C) the applicable Territory Combination Product is recalled or withdrawn in the applicable country(ies) in accordance with Section 13.2.3.
13.2.11    Product Withdrawal.
13.2.11.1    Without limitation of Section 13.2.2, (a) subject to Section 4.8 and Section 13.2.3.2, at any time, Gilead may, for commercial reasons or otherwise determine in its sole discretion, withdraw any Territory Combination Product from the market in any Gilead Country that is not a Major Market Country (and recall such Territory Combination Product in connection therewith, if applicable), (b) at any time after the First Commercial Sale of the Territory R/F/TAF Product has occurred in a Janssen Country, Janssen may, for commercial reasons or otherwise, determine in its sole discretion to withdraw Territory Complera from the market in such Janssen Country (and to recall Territory Complera in connection therewith, if applicable), and (c) at any time after Gilead has withdrawn the Territory R/F/TAF Product in a Major Market Country pursuant to Section 13.2.2, Janssen may, for commercial reasons or otherwise, determine in its sole discretion to withdraw the Territory R/F/TAF Product from any Janssen Country (and to recall the Territory R/F/TAF Product in connection therewith, if applicable). If the reason for such market withdrawal is based on any of the Recall/Withdrawal Criteria (other than clause (C) thereof), such withdrawal shall be conducted in accordance with Section 13.2.2. In all other cases of market withdrawal, the Selling Party shall, upon receiving any necessary or appropriate approval from the applicable Regulatory Authority(ies), cease selling (and cause its subdistributors and Third Party Distributors, as applicable, to cease selling) the applicable Territory Combination Product in the applicable country, and the Selling Party shall determine whether, and if so how, to recall any of such Territory Combination Product already on the market in such country.

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

13.2.11.2    If Gilead determines to withdraw the Territory R/F/TAF Product from the market in any Gilead Country that is not a Major Market Country pursuant to Section 13.2.2 or Section 13.2.3.1 for any reason other than a reason described in clause (A) or clause (B) of the Recall/Withdrawal Criteria, Gilead shall promptly notify Janssen in writing and the Parties shall discuss in good faith such Gilead determination to withdraw the Territory R/F/TAF Product. In the event that the Parties are unable to agree on whether Gilead may withdraw the Territory R/F/TAF Product from such country pursuant to Section 13.2.2 or Section 13.2.3.1, either Party shall have the right to refer such matter for resolution by the Alliance Managers pursuant to Section 20.6. If the Alliance Managers do not reach consensus with respect to such matter within the time period set forth in Section 20.6.1, such matter may be escalated by either Party to the Executives pursuant to Section 20.6.1 and, in the event that the Executives do not reach agreement on such matter within the Executives Review Period, Gilead shall have final decision-making authority with respect to such matter.
13.2.12    Conduct of Recall or Withdrawal. Subject to Section 13.3 and the Janssen Distributor Agreement, without limitation of Section 13.2.2, any withdrawal or recall with respect to a Territory Combination Product in any country in the Territory required or agreed upon by the Parties pursuant to this Section 13.2 shall be conducted by the Selling Party with respect to such country or its applicable Affiliate (or in the case of a country in which a Sublicensee or Third Party Distributor is the distributor in such country, the Selling Party shall cause the Sublicensee or Third Party Distributor to conduct such product recall or withdrawal) with reasonable cooperation from the other Party, regardless of whether the other Party requested such withdrawal or recall.
13.2.13    Regulatory Filings; Required Reporting. In the case of any recall or withdrawal of a Territory Combination Product in any country in the Territory, the Selling Party with respect to such country shall make (or cause to be made) such regulatory filings with Regulatory Authorities in such country as may be required to effect such recall or withdrawal.
13.2.14    Reporting and other Actions Required by Applicable Law. Nothing set forth in this Section 13.2 shall be construed as restricting the right of either Party (or its Affiliates, Sublicensees or Third Party Distributors) to make a timely report of any matter relating to an actual or potential recall or similar action to any government agency or take other action that it deems appropriate or required by Applicable Law.
13.3    Recall Expenses. Each Party (the “Responsible Party”) shall bear any and all Recall Expenses with respect to any Party-Specific Recall/Withdrawal of such Party. Any Recall Expenses that are not exclusively borne by one of the Parties pursuant to the preceding sentence shall be borne by the Parties in accordance with their applicable Average Respective Percentages with respect to the Territory. In addition, if any existing quantity of Territory Combination Product is rendered unusable as a result of a recall or withdrawal (either by way of a return resulting in unusable Territory Combination Product or an inability to make future sales of Territory Combination Product in inventory) (“Recalled Product”), the following shall apply with respect to the Recalled Product (and the quantity of APIs contained therein): (x) for any amounts invoiced by Janssen to Gilead for the Supplied RPV contained in such Recalled

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Product, Janssen shall issue a credit note to Gilead which shall be credited against the outstanding invoice for such Supplied RPV (if not yet due or paid, or otherwise against any other outstanding invoice), (y) solely with respect to Recalled Product supplied by Gilead pursuant to the Janssen Distributor Agreement, for any amounts invoiced by Gilead to Janssen for such Recalled Product, Gilead shall issue a credit note to Janssen which shall be credited against the outstanding invoice for such Recalled Product if not yet due or paid or otherwise against any other outstanding invoice), and (z) solely in the case of a Party-Specific Recall/Withdrawal, the Responsible Party shall pay to the non-Responsible Party (1) for each API of the non-Responsible Party in such Recalled Product, an amount equal to the quantity of such API corresponding to the quantity of such Recalled Product multiplied by the Standard Cost of Manufacturing for such API, and (2) an amount equal to the non-Responsible Party’s portion of the applicable Manufacturing Fees for such Recalled Product.
13.4    Recall Records. Each Party shall maintain records of all sales, in countries in which it is the Selling Party, of each Territory Combination Product to direct accounts sufficient to administer a recall until the date that is the latest of (a) three (3) years from the termination or expiration of this Agreement with respect to such Territory Combination Product, (b) three (3) years from the date of the last such sale of such Territory Combination Product in the Territory or (c) the last expiration date of such Territory Combination Product sold by, or on behalf of, such Party, or such longer period as may be required under any In-License Agreement, as specified in the In-License Requirements, or Applicable Law.
13.5    Communication with Regulatory Authorities Regarding Recalls.
13.5.5    Gilead shall make all contacts with any applicable Regulatory Authority in the Gilead Countries relating to the implementation of any recall of the Territory Combination Product, and shall be responsible for coordinating all of the necessary activities in connection with any such recall.
13.5.6    Janssen shall make all contacts with any applicable Regulatory Authority in the Janssen Countries relating to the implementation of any recall of the Territory Combination Product, and shall be responsible for coordinating all of the necessary activities in connection with any such recall.
13.6    Public Statements Regarding Recalls. Gilead shall make all public statements with regard to any recall of the Territory Combination Product in the Gilead Countries and Janssen shall make all public statements with regard to any recall of the Territory Combination Product in the Janssen Countries. Prior to the issue of any press release or making of any other public statement by a Party relating to, connected with or arising out of any recall of the Territory Combination Product that contains the name of or that could reasonably be construed to refer to the other Party or its Affiliate, the other Party’s Single Agent Product(s) or Double Agent Products or, in the event such other Party is Gilead, TDF, TAF or FTC, or, in the event such other Party is Janssen, RPV, such Party issuing such press release or making such other public statement shall provide the other Party with a copy of such press release or public statement and reasonably consider the comments of such other Party. Each Party shall make all public

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

statements with regard to any recall of its respective Single Agent Product(s) or Double Agent Product.

14	INTELLECTUAL PROPERTY RIGHTS
14.1    Ownership of Intellectual Property.
14.1.15    Gilead Intellectual Property. Janssen shall have no right, title, and interest in and to the Gilead Technology, the Gilead-Owned Collaboration Inventions (including any Patents Covering a Gilead-Owned Collaboration Invention) and the Gilead Regulatory Documentation, except such licenses and other rights as are granted to Janssen in this Agreement and the Ancillary Agreements.
14.1.16    Janssen Intellectual Property. Gilead shall have no right, title, and interest in and to the Janssen Technology, the Janssen-Owned Collaboration Inventions (including any Patents Covering a Janssen-Owned Collaboration Invention) and the Janssen Regulatory Documentation, except such licenses and other rights as are granted to Gilead in this Agreement and the Ancillary Agreements.
14.1.17    Clinical Data. Notwithstanding Sections 14.1.1, 14.1.2 and 14.1.4, subject to the license and other rights granted to the other Party in this Agreement and the Ancillary Agreements, as among the Parties and their Affiliates, each Party shall own all right, title and interest in and to any clinical data generated by or on behalf of such Party or its Affiliates.
14.1.18    Joint Intellectual Property. Subject to the licenses and other rights granted under this Agreement and the Ancillary Agreements, as among the Parties and their Affiliates, the Parties shall jointly own all right, title and interest in and to the Joint Technology and Joint Collaboration Inventions. Subject to the licenses and other rights granted under this Agreement and the Ancillary Agreements and the other terms of this Agreement (including the terms set forth in Section 17.2.1 and 17.3.1), each Party and its Affiliates may independently Exploit its rights in the Joint Technology and Joint Collaboration Inventions without the consent of, or duty of accounting to, the other Party, including the right to assign, license or transfer any of its right, title and ownership in and to any Joint Technology or Joint Collaboration Inventions to (a) any Affiliate, (b) any Third Party that is a permitted assignee of this Agreement, (c) (i) in the case of Gilead or its Affiliates, any of its Third Party (sub)licensees or Generic Licensees to Exploit any Gilead Compound Product or, in the case of a Generic Licensee, a generic version thereof or, in the Gilead Countries, a Territory Combination Product, subject to the terms of this Agreement, or (ii) in the case of Janssen or its Affiliates, any of its Third Party (sub)licensees or Generic Licensees to Exploit any RPV Product or, in the case of a Generic Licensee, a generic version thereof or, in the Janssen Countries, a Territory Combination Product, subject to the terms of this Agreement, or (d) any of its Third Party contract manufacturers, in each case ((a) through (d)), without the consent of the other Party, but any assignment, license or transfer of a Party’s (or its Affiliates’) right, title or interest in or to any Joint Technology or Joint Collaboration Inventions to any other Third Party shall require the prior written consent of the other Party.

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

14.1.19    Disclosure and Assignment of Collaboration Inventions. Each Party shall disclose to the other Party promptly in writing any and all Collaboration Inventions, other than, in the case of Janssen as the disclosing Party, Janssen-Owned Collaboration Inventions and, in the case of Gilead as the disclosing Party, Gilead-Owned Collaboration Inventions, that are conceived, discovered, developed or otherwise made by or on behalf of the disclosing Party. Each Party hereby assigns, and agrees to cause its Affiliates and their respective employees and agents to assign, to the other Party, without payment of additional consideration, such Party’s (or its Affiliates’) rights, title and interest in and to all Collaboration Inventions to the extent necessary to effect the ownership thereof as set forth in this Section 14.1.
14.1.20    Combination Product Regulatory Documentation. Subject to the licenses and other rights granted by each Party to the other Party pursuant to this Agreement, as between the Parties, Gilead, or its designated Affiliate, Sublicensee, or Third Party Distributor, shall own all right, title and interest in and to the Combination Product Regulatory Documentation; provided, however, that Janssen or its applicable Affiliate shall retain ownership of any Information and Inventions, including Clinical Data, included in the Combination Product Regulatory Documentation developed by or on behalf of Janssen or its Affiliates. Janssen shall, and shall cause its Affiliates and their respective employees and agents to, reasonably cooperate, by the execution of documents and otherwise, to vest ownership of the Combination Product Regulatory Documentation in Gilead (subject to the proviso in the first sentence of this Section 14.1.6).
14.2    Prosecution of Patents.
14.2.4    Gilead Patents. Gilead, through patent attorneys or agents of its choice, shall have the sole right, at its sole cost and expense, to prepare, file, prosecute and maintain the Gilead Patents, including Patents Covering the Gilead-Owned Collaboration Inventions, anywhere in the world in the name of Gilead. Without limitation of Section 14.1.5, Janssen shall, and shall cause its Affiliates and their respective employees and agents to, reasonably cooperate, by the execution of documents and otherwise, to vest ownership of the Gilead-Owned Collaboration Inventions in Gilead.
14.2.5    Janssen Patents. Janssen, through patent attorneys or agents of its choice, shall have the sole right, at its sole cost and expense, to prepare, file, prosecute and maintain the Janssen Patents, including Patents Covering the Janssen-Owned Collaboration Inventions, anywhere in the world in the name of Janssen. Janssen shall use Commercially Reasonable Efforts to prepare, file, prosecute and maintain any Janssen Patent in the Territory that Covers RPV or a Combination Product. Without limitation of Section 14.1.5, Gilead shall, and shall cause its Affiliates and their respective employees and agents to, reasonably cooperate, by the execution of documents and otherwise, to vest ownership of the Janssen-Owned Collaboration Inventions in Janssen.
14.2.6    Joint Patents.
14.2.6.7    Relating to a Combination Product.

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

a.    Gilead, through patent attorneys or agents of its choice, shall have the first right, but not the obligation, at its sole expense, to prepare, file, prosecute and maintain applications for Patents in the Territory claiming the Joint Know-How, to the extent that such Joint Know-How is (x) related to a Combination Product and (y) would have utility with regard to any Gilead Compound Product and would not have utility with regard to any RPV Product (“Gilead-Controlled Combination Product Joint Patents”) and to obtain, prosecute, and maintain such Gilead-Controlled Combination Product Joint Patents in the name of both Parties as assignees throughout the Territory. Gilead shall provide (or shall cause its foreign agents to provide) to Janssen copies of all written official communications correspondence between Gilead or any of its Affiliates or their respective patent counsel and the applicable patent office relating to the prosecution or maintenance of such Gilead-Controlled Combination Product Joint Patents, and Janssen shall have the right, but not the obligation, to provide substantive review and comment on any such correspondence. Without limitation of the foregoing, Janssen shall have the right to request that Gilead file, prosecute and maintain any Gilead-Controlled Combination Product Joint Patent in a particular country. If Gilead declines in writing to do so, or otherwise fails to initiate any such requested action with respect to such Gilead-Controlled Combination Product Joint Patent within sixty (60) days after receiving a request (or to thereafter diligently pursue such action), Janssen shall have the right, but not the obligation, at its sole cost and expense, through counsel of its choosing, to pursue such action with respect to such Gilead-Controlled Combination Product Joint Patent.
b.    Janssen, through patent attorneys or agents of its choice, shall have the first right, but not the obligation, at its sole expense, to prepare, file, prosecute and maintain applications for Patents in the Territory claiming the Joint Know-How, to the extent that such Joint Know-How is (x) related to a Combination Product and (y) would have utility with regard to any RPV Product and would not have utility with regard to any Gilead Compound Product (“Janssen-Controlled Combination Product Joint Patents”) and to obtain, prosecute, and maintain such Janssen-Controlled Combination Product Joint Patents in the name of both Parties as assignees throughout the Territory. Janssen shall provide (or shall cause its foreign agents to provide) to Gilead copies of all written official communications correspondence between Janssen or any of its Affiliates or their respective patent counsel and the applicable patent office relating to the prosecution or maintenance of such Janssen-Controlled Combination Product Joint Patents and Gilead shall have the right, but not the obligation, to provide substantive review and comment on any such correspondence. Without limitation of the foregoing, Gilead shall have the right to request that Janssen file, prosecute and maintain any Janssen-Controlled Combination Product Joint Patent in a particular country. If Janssen declines in writing to do so, or otherwise fails to initiate any such requested action with respect to such Janssen-Controlled Combination Product Joint Patent within sixty (60) days after receiving a request (or to thereafter diligently pursue such action), Gilead shall have the right, but not the obligation, at its sole cost and expense, through counsel of its choosing, to pursue such action with respect to such Janssen-Controlled Combination Product Joint Patent.
c.    Gilead and Janssen shall, and shall cause their respective Affiliates, as applicable, to assist and cooperate with one another in filing, prosecuting and maintaining the Joint Patents under this Section 14.2.3.1 and the reasonable costs and

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

expenses of such assistance and cooperation shall be allocated as costs and expenses are otherwise allocated under this Section 14.2.3.1.
14.2.6.8    Other Joint Patents. In the event that either Party desires to prepare and have filed any Patent application in the Territory claiming the Joint Know-How to the extent that such Joint Know-How is either (A) not related to a Combination Product or (B) not covered by Section 14.2.3.1a or Section 14.2.3.1b above, then in either case ((A) or (B)), such Party shall propose such filing to the other Party and the Parties shall discuss and agree in writing on which Party shall take responsibility for preparing and filing the Patent application and the allocation as between the Parties of costs and expenses related to such Joint Patent application. In the event that the Parties fail to reach agreement that such Patent application should be filed, neither Party may file or cause to be filed such Patent application. In the event that the Parties agree that a Patent application for a Joint Patent Covering such Joint Know-How should be filed, the Party designated to lead such application process (the “Lead Patent Party”) shall have the sole right and obligation, in consultation with the non-Lead Patent Party, to prepare, file, prosecute, maintain and take any other actions as directed by the Parties with respect to such Joint Patent in the name of both Parties as the assignees in such countries as the Parties shall direct, and the costs and expenses with respect thereto shall be shared by the Parties as agreed pursuant to this Section 14.2.3.2. The Lead Patent Party shall keep the other Party advised of the status of Joint Patent filings pursuant to this Section 14.2.3.2 and shall provide (or shall cause its foreign agents to provide) copies of all written official communications correspondence between such Lead Patent Party or any of its Affiliates or their respective patent counsel and the applicable patent office relating to the prosecution or maintenance of such Joint Patents. For the avoidance of doubt, the Lead Patent Party may elect to use outside patent counsel for the filing, prosecution and maintenance of the Joint Patents. The non-Lead Patent Party may engage outside patent counsel, at its expense, to review any filings to be made with respect to any Joint Patent pursuant to this Section 14.2.3.2. The non-Lead Patent Party shall, and shall cause its Affiliates to, assist and cooperate with the Lead Patent Party in filing, prosecuting and maintaining the Joint Patents pursuant to this Section 14.2.3.2. Costs and expenses with respect to such assistance shall be shared by the Parties as agreed pursuant to this Section 14.2.3.2.
14.2.6.9    Without limitation of Section 14.1.5, each Party shall, and shall cause its Affiliates and their respective employees and agents to, reasonably cooperate, by the execution of documents and otherwise, to vest co-ownership of the Joint Patents in one another.
14.2.7    Extensions. Gilead may file and prosecute to obtain extensions of the Gilead Patents and the Gilead-Controlled Combination Product Joint Patents. Janssen may file and prosecute to obtain extensions of the Janssen Patents and the Janssen-Controlled Combination Product Joint Patents. The Lead Patent Party with respect to any other Joint Patents may file and prosecute to obtain extensions of such Joint Patents. The foregoing rights shall apply in any country in which such extensions are available and each Party may exercise its rights in this Section 14.2.4 in its sole discretion. Each Party shall provide such assistance as may reasonably be required to obtain such extensions.

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

14.2.8    Orange Book. Gilead shall have sole discretion to determine which (i) Gilead Patents, including Patents Covering Gilead-Owned Collaboration Inventions, if any, (ii) Janssen Patents, including Patents Covering Janssen-Owned Collaboration Inventions, if any, and (iii) Joint Patents, if any, shall be listed in the “Orange Book” in the U.S., or any analogous or similar listing in the Territory, with respect to a Territory Combination Product in the Field; provided, however, that, in the case of the Janssen Patents and Joint Patents, Gilead shall consult with Janssen in advance, afford Janssen a reasonable opportunity to comment and consider in good faith any comments made by Janssen in good faith with regard to such determination.
14.3    Liability for Prosecution and Maintenance. Each Party acknowledges that the Party responsible for prosecution and maintenance of Patents licensed or co-owned under this Agreement or the Ancillary Agreements (the “Prosecution and Maintenance”) does not guarantee the issuance, validity, or enforceability of any such Patent or any claim resulting from its efforts hereunder. Neither Party shall have any liability to the other Party for any negligent acts or misconduct of outside counsel utilized in connection with the Prosecution and Maintenance. The foregoing provisions of this Section 14.3 are without prejudice to either Party’s potential liability for breach of its obligations under Section 14.1 or 14.2.
14.4    Enforcement of Patents. Each Party shall promptly notify the other Party in writing of any alleged or threatened Infringement (as defined in Section 14.4.4) of which it becomes aware.
14.4.7    Effect on In-License Agreements. In the event that any Gilead Patents (in the case of Gilead) or Janssen Patents (in the case of Janssen) are subject to an In-License Agreement and such In-License Agreement would restrict or impair the exercise of the other Party of its step-in rights set forth in this Section 14.4 or Section 14.5, then at the request of the step-in Party (which request may only be made if and when such step-in Party intends to exercise such step-in rights), Gilead (in the case of the Gilead Patents) or Janssen (in the case of the Janssen Patents) shall use good faith efforts (a) to reasonably enable such other Party to exercise its such step-in rights, or (b) to achieve an alternate resolution to the exercise of the other Party’s step-in rights, provided, however, that the Parties agree that such good faith efforts shall not require Gilead (in the case of the Gilead Patents) or Janssen (in the case of the Janssen Patents) to offer further compensation to a Third Party.
14.4.8    Janssen Patents. As between the Parties, Janssen shall have, with respect to the Major Market Countries, the first right and option, and with respect to the remaining countries in the Territory, the sole right and option, at its sole expense, in each case, to respond to any Infringement (as defined in Section 14.4.4) with respect to any Janssen Patent, including Patents Covering the Janssen-Owned Collaboration Inventions, by appropriate steps, including by filing an infringement suit or taking other similar action. With respect to the Major Market Countries, in the event that Janssen fails to, within forty (40) days following notice of such Infringement, or earlier notifies Gilead in writing of its intent not to, file an infringement suit or other similar action against the infringer with respect to at least one claim of one Janssen Patent, Gilead shall have the right, but not the obligation, to do so at Gilead’s sole cost and expense, the foregoing provided that: (i) Janssen has the legal right to allow Gilead to take such steps to

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

remove such Infringement, including considering any contractual obligations Janssen may have to Third Parties; (ii) any such steps to respond to such Infringement by Gilead shall only be with respect to claims of Janssen Patents that are directed to a composition-of-matter of RPV alone or in combination with TDF, TAF or FTC or the use in the Field of RPV alone or in combination with TDF, TAF or FTC; and (iii) to the extent that Gilead undertakes steps to remove such Infringement, Gilead shall indemnify Janssen and its Indemnified Persons as set forth in Section 18.5 (and Janssen shall have no obligations of indemnity under Article 18 arising from such enforcement). In the event that Gilead exercises such right, Gilead shall not settle any infringement suit or similar action without the prior written consent of Janssen, which consent shall not be unreasonably withheld; provided, however, that Janssen may in its sole discretion withhold its consent with respect to any settlement that involves an admission of invalidity or unenforceability of any Janssen Patent. The Party not bringing the suit or action shall provide, at such Party’s own expense, reasonable assistance to the Party bringing the suit or action, including providing access to relevant documents and other evidence in its possession and control (to the extent it is able to do so without violation of any Third Party agreement), making its employees available at reasonable business hours, and joining the action to the extent necessary to allow the Party bringing the suit or action to maintain the suit or action. In the event of a conflict between Janssen’s rights under its Generic Exception and this Section 14.4.2, such rights under Janssen’s Generic Exception shall control.
14.4.9    Gilead Patents. As between the Parties, Gilead shall have, with respect to Major Market Countries, the first right and option, and with respect to the remaining countries in the Territory, the sole right and option, at its sole expense, to respond to any Infringement (as defined in Section 14.4.4) with respect to any Gilead Patent, including Patents Covering the Gilead-Owned Collaboration Inventions, by appropriate steps, including by filing an infringement suit or taking other similar action. With respect to Major Market Countries, in the event that Gilead fails to, within forty (40) days following notice of such Infringement, or earlier notifies Janssen in writing of its intent not to, file an infringement suit or other similar action against the infringer with respect to at least one claim of one Gilead Patent, Janssen shall have the right, but not the obligation, to do so at Janssen’s sole cost and expense, the foregoing provided that: (i) Gilead has the legal right to allow Janssen to take such steps to remove such Infringement, including considering any contractual obligations Gilead may have to Third Parties; (ii) any such steps to respond to such Infringement by Janssen shall only be with respect to claims of Gilead Patents that are directed to a composition-of-matter of TDF, TAF or FTC alone or in combination with RPV or the use in the Field of TDF, TAF or FTC alone or in combination with RPV; and (iii) to the extent that Janssen undertakes steps to remove such Infringement, Janssen shall indemnify Gilead and its Indemnified Persons as set forth in Section 18.5 (and Gilead shall have no obligations of indemnity under Article 18 arising from such enforcement). In the event that Janssen exercises such right, Janssen shall not settle any infringement suit or similar action without the prior written consent of Gilead, which consent shall not be unreasonably withheld; provided, however, that Gilead may in its sole discretion withhold its consent with respect to any settlement that involves an admission of invalidity or unenforceability of any Gilead Patent. The Party not bringing the suit or action shall provide, at such Party’s own expense, reasonable assistance to the Party bringing the suit or action, including providing access to relevant documents and other evidence in its possession and

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

control (to the extent it is able to do so without violation of any Third Party agreement), making its employees available at reasonable business hours, and joining the action to the extent necessary to allow the Party bringing the suit or action to maintain such suit or action. In the event of a conflict between Gilead’s rights under its Generic Exception and this Section 14.4.3, such rights under Gilead’s Generic Exception shall control.
14.4.10    For purposes of this Section 14.4, (i) “Infringement” shall mean infringement or potential infringement of any Janssen Patent, Gilead Patent or Joint Patent by the actions of a Third Party in connection with an Combination Product or Other Combination Product (an “Infringing Combination Product”) where such infringement or potential infringement relates to the Exploitation of such Combination Product or Other Combination Product in the Territory, (ii) “Other Infringement” shall mean infringement or potential infringement of any Joint Patent by the actions of a Third Party in connection with any product that is not an Infringing Combination Product, (an “Other Infringing Product”) and (iii) “other similar action” shall include responses to paragraph (iv) certifications under the United States Drug Price Competition and Patent Term Restoration Act (also known as the Hatch-Waxman Act) (a “Paragraph (iv) Certification”) or a Notice of Allegation, which Paragraph (iv) Certification or Notice of Allegation relates to any Gilead Patent or Janssen Patent and results from an attempt to market (A) in the case of an Infringing Combination Product, a Generic Combination Product or (B) in the case of an Other Infringing Product, a generic version thereof. For the avoidance of doubt, the Parties acknowledge and agree that infringement of a Gilead Patent or a Janssen Patent, as the case may be, other than by an Infringing Combination Product, is outside the scope of this Agreement and shall not create any rights or impose any obligations on the Parties hereunder, including any right or obligation to take actions to respond to such infringement.
14.4.11    Joint Patents.
14.4.11.1    Right to Respond to Infringements. As between the Parties, Gilead, on behalf of and in the name of both Parties as joint owners, shall have the first right and option, at its sole expense, to respond to any Infringement with respect to any Joint Patent by appropriate steps, including filing an infringement suit or taking other similar action, provided that Gilead shall promptly notify Janssen of such Infringement, consult with Janssen, and consider Janssen’s recommended actions, regarding choice of outside counsel and development of litigation strategy regarding any such suit or other action. Gilead shall incur no liability to Janssen as a consequence of such litigation or any unfavorable decision resulting therefrom, including any decision holding such Joint Patent invalid or unenforceable. In the event that Gilead fails to file an infringement suit or other similar action with respect to any Infringement of any Joint Patent within forty (40) days following notice of such Infringement, or notifies Janssen that it will not take action with respect to such Infringement, then Janssen shall have the right, but not the obligation, to take action with respect to such Infringement at Janssen’s sole cost and expense. The Party not bringing the suit or action shall provide, at such Party’s own expense, reasonable assistance to the Party bringing the suit or action, including providing access to relevant documents and other evidence in its possession and control, to the extent it is able to do so without violation of any Third Party agreement, making its employees available at

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

reasonable business hours, and joining the action to the extent necessary to allow the Party to maintain such suit or action.
14.4.11.2    Right to Respond to Other Infringements Related to RPV Products Not Including TDF, TAF or FTC. Janssen, on behalf of and in the name of both Parties as joint owners, shall have the sole right and option, at its sole expense, to respond to any Other Infringement with respect to any Joint Patent to the extent that such Other Infringement relates to any RPV Product that does not contain TDF, TAF or FTC by appropriate steps, including filing an infringement suit or taking other similar action. Janssen shall incur no liability to Gilead as a consequence of such litigation or any unfavorable decision resulting therefrom, including any decision holding such Joint Patent invalid or unenforceable. Gilead, at Janssen’s expense, shall provide reasonable assistance to Janssen, including providing access to relevant documents and other evidence in its possession and control, to the extent it is able to do so without violation of any Third Party agreement, making its employees available at reasonable business hours, and joining the action to the extent necessary to allow Janssen to maintain such suit or action.
14.4.11.3    Right to Respond to Other Infringements Related to Gilead Compound Products Not Including RPV. Gilead, on behalf of and in the name of both Parties as joint owners, shall have the sole right and option, at its sole expense, to respond to any Other Infringement with respect to any Joint Patent to the extent that such Other Infringement relates to any of the Gilead Compound Products that does not contain RPV by appropriate steps, including filing an infringement suit or taking other similar action. Gilead shall incur no liability to Janssen as a consequence of such litigation or any unfavorable decision resulting therefrom, including any decision holding such Joint Patent invalid or unenforceable. Janssen, at Gilead’s expense, shall provide reasonable assistance to Gilead, including providing access to relevant documents and other evidence in its possession and control, to the extent it is able to do so without violation of any Third Party agreement, making its employees available at reasonable business hours, and joining the action to the extent necessary to allow Gilead to maintain such suit or action.
14.4.11.4    Right to Respond to Other Infringements. To the extent that the right to respond to an Other Infringement of a Joint Patent is not covered by Sections 14.4.5.1, 14.4.5.2 or 14.4.5.3, the Parties shall mutually agree on the rights, procedures and obligations of the Parties with respect to such Other Infringement.
14.4.12    Paragraph (iv) Certifications; Notices of Allegation. Each Party shall notify the other Party in writing within five (5) Business Days of receiving any Paragraph (iv) Certification or Notice of Allegation with respect to a Combination Product or any of its respective Single Agent Product(s) or Double Agent Products. In the event that a Party provides a notice pursuant to this Section 14.4.6 of a Paragraph (iv) Certification or a Notice of Allegation resulting from an attempt to market an Infringing Combination Product or, in the case of the Joint Patents, a generic version of an Other Infringing Product, then the rights and obligations in Sections 14.4.1, 14.4.3 and 14.4.5, if applicable, shall apply with respect to any responses to such Paragraph (iv) Certification or Notice of Allegation to the extent that it relates to any Gilead Patent, Janssen Patent or Joint Patent as if such Paragraph (iv) Certification or Notice of

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Allegation were an enforcement action under this Section 14.4 with respect to such Patents. For clarity, neither Party shall have any right to initiate infringement lawsuits or other similar actions to protect the other Party’s Patents or Joint Patents with respect to the other Party’s Single Agent Products or Double Agent Products.
14.4.13    Recoveries. As between the Parties, any amounts recovered by either Party pursuant to this Section 14.4 (other than pursuant to Section 14.4.5.2 or 14.4.5.3), whether by settlement or judgment, shall first be used to reimburse the applicable Party(ies) for their costs and expenses in making such recovery (which amounts shall be allocated first to reimburse the costs and expenses of the Party that prosecuted the infringement suit and second to reimburse the costs and expenses of the other Party). Any remaining recovery shall be allocated between the Parties based on the proportion of the Net Sales of the applicable Territory Combination Product to which each Party is entitled hereunder (at the time that the applicable infringement occurred) with regard to the applicable country; provided, however, that any portion of such remaining recovery that constitutes punitive or enhanced damages recovered by judgment (assuming that recoveries constituting punitive or enhanced damages are first applied to the foregoing costs and expenses) shall be retained by the Party that prosecuted the infringement suit. As between the Parties, any amounts recovered by the Party bringing an action under Section 14.4.5.2 or 14.4.5.3 shall be retained by such Party.
14.5    Defense of Patents.
14.5.1    In the event that a Third Party asserts as a counterclaim to an Infringement action or Other Infringement action brought pursuant to Section 14.4 that any Gilead Patent, Janssen Patent or Joint Patent is invalid or unenforceable, the Party controlling such infringement action shall have the right, but not the obligation, at its sole cost and expense, to defend against such assertion (and costs and recoveries shall be apportioned as described in Section 14.4).
14.5.2    In the event that a Third Party asserts, in a declaratory judgment action or similar action or claim filed by such Third Party (other than in an Infringement action brought pursuant to Section 14.4), that any Gilead Patent, Janssen Patent or Joint Patent relating to a Combination Product or Other Combination Product is invalid or unenforceable: (i) Gilead shall have (x) the sole right, but not the obligation, at its sole cost and expense, to defend such action or claim made against any Gilead Patent and (y) the first right, but not the obligation, at its sole cost and expense, to defend such action or claim made against any Joint Patent other than any Janssen-Controlled Combination Product Joint Patent, and (ii) Janssen shall have (x) the sole right, but not the obligation, at its sole cost and expense, to defend such action or claim made against any Janssen Patent and (y) the first right, but not the obligation, at its sole cost and expense, to defend such action or claim made against any Janssen-Controlled Combination Product Joint Patent, and in each case ((x) and (y)) Janssen shall use Commercially Reasonable Efforts to defend such Patents. In the event Janssen fails to take commercially appropriate steps to take action with respect to any declaratory judgment action or similar action or claim alleging that any Janssen-Controlled Combination Product Joint Patent Covering the Manufacture (including formulation), sale or approved use of a Combination Product or an Other Combination

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Product is invalid or unenforceable, to the extent relating to a Combination Product, within [*] following notice of such declaratory judgment action or similar action or claim, or notifies Gilead that it will not take action with respect to such declaratory judgment action or similar action or claim, then if Gilead is a party to such action or claim, Gilead shall have the right, but not the obligation, to take action with respect to such declaratory judgment action or similar action or claim at Gilead’s sole cost and expense, provided that such right shall not apply to any Janssen-Controlled Combination Product Joint Patent Covering RPV or its manufacture or sale. In the event Gilead fails to take commercially appropriate steps to take action with respect to any declaratory judgment action or similar action or claim alleging that any Joint Patent other than any Janssen-Controlled Combination Product Joint Patent is invalid or unenforceable, where such claim or action relates to a Combination Product, within [*] following notice of such declaratory judgment action or similar action or claim, or notifies Janssen that it will not take action with respect to such declaratory judgment action or similar action or claim, then Janssen shall have the right, but not the obligation, to take action with respect to such declaratory judgment action or similar action or claim at Janssen’s sole cost and expense.
14.6    Trademarks.
14.6.6    Gilead Licensed Trademarks. Gilead shall have the sole right, at its sole cost and expense, to search, clear, file, register, prosecute, maintain and enforce the Gilead Licensed Trademarks in the Territory. Gilead shall have the sole right and option, at its sole cost and expense, to respond to any infringement with respect to any Gilead Licensed Trademark in the Territory by appropriate steps, including by filing an infringement suit or taking other similar action. Gilead shall also have the sole right and option not to prosecute, maintain or enforce Gilead Licensed Trademarks in the Territory or take action to respond to any such infringement in the Territory.
14.6.7    Janssen Licensed Trademarks. Janssen shall have the sole right, at its sole cost and expense, to search, clear, file, register, prosecute, maintain and enforce the Janssen Licensed Trademarks in the Territory. Janssen shall have the sole right and option, at its sole cost and expense, to respond to any infringement with respect to any Janssen Licensed Trademark in the Territory by appropriate steps, including by filing an infringement suit or taking other similar action. Janssen shall also have the sole right and option not to prosecute, maintain or enforce Janssen Licensed Trademarks in the Territory or take action to respond to any such infringement in the Territory.
14.6.8    Combination Product Trademarks.
14.6.8.1    Registration. Subject to the licenses granted in Section 9.4.3, the Parties agree that, as among Gilead and Janssen and their respective Affiliates, Gilead (or its designee) shall own all right, title and interest in and to the Combination Product Trademarks. Gilead (or its designee) shall have the sole right, at its sole cost and expense, to search, clear, file, register, prosecute and maintain the Combination Product Trademarks anywhere in the world in the name of Gilead (or its designee).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

14.6.8.2    Infringement. If Janssen has a reasonable basis to believe that a Third Party is engaging in commercially significant infringement of any Combination Product Trademark in any country in the Territory, Janssen shall use commercially reasonable efforts to notify Gilead in writing and provide it with any evidence of such infringement that is reasonably available. As between the Parties, Gilead shall have the sole right and option, at its sole expense, to respond to any infringement or potential infringement with respect to any Combination Product Trademark by appropriate steps, including filing an infringement suit or taking other similar action, and with respect to any infringement or potential infringement with respect to any Combination Product Trademark in the Janssen Countries, shall notify Janssen of, and consult with Janssen from time to time regarding, any such suit or other action. Janssen shall provide commercially reasonable assistance to Gilead or its designee, at Gilead’s expense for any out-of-pocket expenses, with respect to any enforcement activities with respect to the Combination Product Trademarks pursuant to this Section 14.6.3.2, including providing access to relevant documents and other evidence, making its employees available at reasonable business hours, and joining the action to the extent necessary to allow Gilead or its designee to maintain the action. Any amounts recovered pursuant to this Section 14.6.3.2, whether by settlement or judgment, shall first be used to reimburse the applicable Party(ies) for their costs and expenses in making such recovery. Any remaining recovery shall be allocated between the Parties based on the proportion of the Net Sales of the applicable Combination Product to which each Party is entitled hereunder (at the time at which the infringement occurred) with regard to the applicable country; provided, however, that any portion of such remaining recovery that constitutes punitive or enhanced damages recovered by judgment (assuming that recoveries constituting punitive or enhanced damages are first applied to the foregoing costs and expenses) shall be retained by Gilead.

15	CONFIDENTIALITY
15.1    Treatment of Confidential Information. Except as provided in this Article 15, during the Term and for five (5) years thereafter, each Party (the “Receiving Party”) (a) shall hold in confidence and shall not publish or otherwise disclose, directly or indirectly, to any Third Party any Confidential Information of the other Party (the “Disclosing Party”), (b) shall not directly or indirectly use Confidential Information of the Disclosing Party for any purpose other than performance of its obligations or the enforcement or exercise of its rights under this Agreement or any Ancillary Agreement, and (c) shall use the same level of effort to maintain the confidentiality of Confidential Information of the Disclosing Party as it uses for its own confidential or proprietary information, but in any event at least commercially reasonable efforts.
15.2    Permitted Disclosure. Each Party may disclose Confidential Information of the Disclosing Party to the extent that such disclosure is:
15.2.2    Made as required by Applicable Law; provided, however, that to the extent practicable, the Receiving Party shall first have given notice to the Disclosing Party and given the Disclosing Party a reasonable opportunity to seek any available limitations on, exemptions from or protections available with respect to such disclosure requirement and reasonably cooperate in any efforts by the Disclosing Party to obtain such protections or

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

assurances that confidential treatment will be afforded to any Confidential Information so disclosed;
15.2.3    Subject to Section 4.3, made by (i) Janssen or its Affiliates or (sub)licensees or Third Party distributors to Regulatory Authorities as is necessary or reasonably expected to be necessary for Janssen (or its Affiliates, (sub)licensees or Third Party distributors), (A) to engage in the Janssen Permitted Use, or (B) with respect to such Confidential Information disclosed under the PVA (or other safety-data exchange provisions contained in any Ancillary Agreement), and solely to the extent relating to the safety of RPV, (X) to obtain and maintain Regulatory Approvals for any RPV Product or (Y) to update the Product Label for any RPV Product; or (ii) Gilead or its Affiliates or (sub)licensees or Third Party distributors to Regulatory Authorities as is necessary or reasonably expected to be necessary for Gilead (or its Affiliates, (sub)licensees or Third Party distributors) (A) to engage in the Gilead Permitted Use, or (B) with respect to such Confidential Information disclosed under the PVA (or other safety-data exchange provisions contained in any Ancillary Agreement), and solely to the extent relating to the safety of TDF, TAF or FTC, (X) to obtain and maintain Regulatory Approvals for any Gilead Compound Product or (Y) to update the Product Label for any Gilead Compound Product; provided, however, that, in each case ((i) and (ii)), the Receiving Party shall take reasonable measures to assure confidential treatment of such information;
15.2.4    Made by the Receiving Party to its employees, Affiliates, independent contractors, legal counsel, consultants, auditors and advisors who (except in the case of legal counsel) are bound by confidentiality and non-use obligations no less protective than those in this Article 15 and who reasonably require such Confidential Information for the performance of such Party’s obligations or the enforcement or exercise of such Party’s rights under this Agreement or any Ancillary Agreement; provided, however, that the Receiving Party shall remain responsible for any failure by any such Person to treat such Confidential Information as required by this Article 15;
15.2.5    Made by the Receiving Party or its Affiliates to its licensors (i) listed on Annex W, as applicable, pursuant to contractual obligations to such licensors existing as of the Restatement Effective Date or (ii) otherwise approved in writing by the Disclosing Party such approval not to be unreasonably withheld, conditioned or delayed or (iii) pursuant to any In-License Requirements in accordance with Section 9.5.4, in the case of any In-License Agreement entered into after the Restatement Effective Date, under confidentiality and non-use obligations no less protective than those in this Article 15; provided, however, that the Receiving Party shall remain responsible for any failure by any such Person to treat such Confidential Information as required by this Article 15;
15.2.6    Made by the Receiving Party or its Affiliates as necessary for the filing of its tax returns or pursuant to any audit thereof; provided, however, that the Receiving Party shall take reasonable measures to assure confidential treatment of such information;
15.2.7    Made by the Receiving Party or its Affiliates to Third Party Distributors and its permitted (sub)licensees and subcontractors under confidentiality and non-use obligations no less protective than those in this Article 15; provided, however, that the Receiving Party shall

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

remain responsible for any failure by any such Person to treat such Confidential Information as required by this Article 15;
15.2.8    Made by the Receiving Party or its designee to prosecute or defend litigation consistent with this Agreement, or otherwise exercise rights or enforce obligations under this Agreement or any Ancillary Agreement; or
15.2.9    Made by the Receiving Party or its designee as reasonably necessary to file, prosecute or maintain Patents Covering the Collaboration Inventions, consistent with this Agreement; provided, however, that the Receiving Party shall obtain written approval from the Disclosing Party prior to filing any documents that contain the Disclosing Party’s Confidential Information in any pending patent application or patent office, which approval shall not be unreasonably withheld, conditioned or delayed.
15.3    Confidential Information.
15.3.14    Defined. “Confidential Information” of a Party shall mean the terms of this Agreement and each Ancillary Agreement and all information provided by or on behalf of such Party (or its Affiliates) to the other Party (or its Affiliates) either in connection with the discussions and negotiations pertaining to this Agreement or any Ancillary Agreement, the MTA or the CDA or in the course of performing this Agreement or any such other agreement, including data; knowledge; practices; processes; ideas; research plans; engineering designs and drawings; research data; manufacturing processes and techniques; scientific, manufacturing, marketing and business plans; and financial and personnel matters relating to the Disclosing Party or its Affiliates, or its or their respective present or future products, sales, suppliers, customers, employees, investors or business, including any of the foregoing included in any Annexes or Exhibits to this Agreement or any Ancillary Agreement. Regardless of which Party is the disclosing Party, the Janssen-Owned Collaboration Inventions shall constitute Confidential Information of Janssen, and not Gilead (and Janssen shall be considered the Disclosing Party), the Gilead-Owned Collaboration Inventions shall constitute Confidential Information of Gilead, and not Janssen (and Gilead shall be considered the Disclosing Party), and the Joint Collaboration Inventions shall constitute the Confidential Information of both Parties (and each Party shall be considered the Disclosing Party).
15.3.15    Exclusions. Notwithstanding the foregoing, any information of the Disclosing Party shall not be deemed Confidential Information with respect to the Receiving Party if it:
15.3.15.1    was already known to the Receiving Party or any of its Affiliates, other than to the extent and for so long as the Receiving Party (or its Affiliate) is under an obligation of confidentiality or non-use with respect to such information, at the time of disclosure to such Receiving Party or its Affiliate;
15.3.15.2    was generally available or known, or was otherwise part of the public domain, at the time of disclosure to such Receiving Party or its Affiliate;

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

15.3.15.3    became generally available or known, or otherwise became part of the public domain, through no fault of the Receiving Party or any of its Affiliates in violation of this Article 15 or the CDA, after its disclosure to such Receiving Party or its Affiliate;
15.3.15.4    was received by such Receiving Party or any of its Affiliates from a Third Party that, to the knowledge of the Receiving Party, had no obligation to the Disclosing Party (or its Affiliate) not to make such disclosure; or
15.3.15.5    was independently discovered or developed by such Receiving Party or any of its Affiliates, as evidenced by their written records, without the use of Confidential Information of the Disclosing Party.
Specific aspects or details of Confidential Information shall not be deemed to be within the public domain or in the possession of a Party or its Affiliate merely because the Confidential Information is embraced by more general information in the public domain or in the possession of such Party or its Affiliate. Further, any combination of Confidential Information shall not be considered in the public domain or in the possession of a Party or its Affiliate merely because individual elements of such Confidential Information are in the public domain or in the possession of such Party or its Affiliate unless the combination and its principles are in the public domain or in the possession of such Party or its Affiliate.
15.4    Notification. Each Party shall notify the other Party immediately, and cooperate with the other Party as the other Party may reasonably request, upon the first Party’s discovery of any loss or compromise of the other Party’s Confidential Information.
15.5    Data Privacy. Without limitation of its other obligations under this Article 15, each Party shall, and shall cause each of its Affiliates to, comply with Applicable Law, including the applicable national laws implementing the European Union Directive 95/46/EC on the protection of individuals with regard to the processing of personal data and on the free movement of such data of 24 October 1995, with respect to the collection, use, transfer, storage, deletion, processing (both by computer and manually), combination or other use of subject or other personal data as contemplated by applicable data protection or privacy laws of all data relating to any Person about whom or which data may be collected, retained or exchanged pursuant to this Agreement or any Ancillary Agreement. Without limitation of the foregoing, each Party shall, and shall cause each of its Affiliates to, ensure that it takes any technical and organizational measures required by Applicable Law to protect any such data against accidental or unlawful destruction, loss, damage, alteration, disclosure, access or data processing and against all other unauthorized disclosure, access or forms of data processing.
15.6    Remedies. Each Party agrees that the unauthorized use or disclosure of any material Confidential Information by the Receiving Party in violation of this Agreement may cause severe and irreparable damage to the Disclosing Party, for which money damages may represent an insufficient remedy. In the event of any violation of this Article 15, notwithstanding anything in this Agreement to the contrary, the Disclosing Party shall be authorized and entitled to seek from any court of competent jurisdiction injunctive relief, whether preliminary or

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

permanent, with respect to such violation as well as any other relief permitted by Applicable Law.

16	PRESS RELEASES, PUBLICATIONS AND PUBLIC RELATIONS MATTERS
16.1    Initial Statements. Each Party shall have the right to release publicly, upon or after the Restatement Effective Date, that certain press release of such Party attached hereto as Annex S.
16.2    Other Public Disclosures. As between the Parties, subject to Section 3.6 and this Section 16.2, Gilead shall have the primary responsibility for public communications regarding the Exploitation of the Territory Combination Products in the Territory. If either Party or its Affiliates desires to make a public announcement (such as a press release) that relates to the Exploitation of a Territory Combination Product, other than (i) with respect to Results, which are governed by Section 3.6, or (ii) subject to the following sentence, general business updates (even if they include information relating to a Territory Combination Product, so long as they are of the type of updates that are also generally made for such Party’s other similar pharmaceutical products generally), the announcing Party (or Affiliate) shall give reasonable advance notice of the proposed text of such announcement (translated into English, if not in English) to the other Party for its prior review. Other than with respect to Results, which are governed by Section 3.6, (a) in the case of Janssen as the announcing Party, any proposed public announcement that refers to the safety, efficacy or other characteristics of a Territory Combination Product or any Gilead Compound Product, shall be subject to prior written approval by Gilead, such approval not to be unreasonably withheld, conditioned or delayed and (b) in the case of Gilead as the announcing Party, any proposed public announcement that refers to the safety, efficacy or other characteristics of a Territory Combination Product or any RPV Product, shall be subject to prior written approval by Janssen, such approval not to be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, nothing shall preclude either Party from making any public announcement regarding its generics program that is not specific to the other Party (or its Affiliates) and no such announcement shall be subject to prior review by the other Party hereunder. Further, if any proposed public announcement by either Party that relates to the Exploitation of a Territory Combination Product uses any name or any Trademark of the other Party or its Affiliates (other than a Gilead Licensed Trademark or a Janssen Licensed Trademark used in connection with Territory Combination Product), such public announcement shall be subject to prior approval of such other Party, except to the extent such announcement is required by Applicable Law. If the non-announcing Party with respect to any public announcement provided by the announcing Party for review under this Section 16.2 desires to provide comments or, if applicable, indicate whether the applicable public announcement is approved, it shall do so as soon as reasonably practicable but in any event within three (3) Business Days after receiving the proposed announcement for review. Subject to Section 16.3, neither Party shall be required to have the other Party review or, if applicable, approve the public disclosure of any information that has already been publicly disclosed by either Party in accordance with Section 3.6, Section 15.2 or this Section 16.2. In the event of a legally required press release or other public announcement or disclosure, the Party (or its Affiliate) desiring to make such announcement shall provide the other Party with a copy of the proposed text with as much notice

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

as practicable (which shall, to the extent practicable under the circumstances, be no less than three (3) Business Days prior to the proposed disclosure), the other Party shall respond with its comments (if any) as promptly as practicable (but not less than one (1) Business Day prior to the proposed disclosure), and the proposing Party shall take into due consideration any and all reasonable comments that the other Party may provide in a timely manner; provided, however, that, notwithstanding the foregoing, if a Party determines that it or any of its Affiliates must make a legally required disclosure under Applicable Law, then it or its Affiliate, as applicable, shall have the right to make such disclosure at such time as is necessary to comply with Applicable Law, and shall provide the other Party as much notice and opportunity for review and comment as is practicable in the circumstances. Without limitation of any of the foregoing, each Party shall comply, and ensure that its Affiliates and Sublicensees comply with, any press release or other non-disclosure provisions as required by any In-License Agreement, as specified in the In-License Requirements.
16.3    Use of Names. Except as otherwise permitted expressly herein or in any Ancillary Agreement or other written agreement between the Parties (or their respective Affiliates), neither Party shall mention or otherwise use any Trademark, including any name, insignia, symbol, trade name or logotype of the other Party or its Affiliates or of any party to an In-License Agreement of the other Party or its Affiliates (or any abbreviation or adaptation thereof) in any publication, press release, promotional material or other form of publicity without the prior written approval of such other Party in each instance. The restrictions imposed by this Section 16.3 shall not prohibit a Party from making any (a) use of the brand name or brand mark of the other Party’s Single Agent Product(s) or Double Agent Product or (b) disclosure identifying the other Party (or such other Party’s predecessor) or such other Party’s Single Agent Product(s) or Double Agent Product(s), in each case ((a) and (b)), that is required by Applicable Law, nor shall it prohibit Janssen from using the brand name or brand mark for a Territory Combination Product or Combination Product Trademarks in informational materials, provided that any substantive inquiries relating to the Territory Combination Products that arise from such use are referred to the appropriate Party in accordance with Section 5.2 or Section 6.3.2, as applicable, and, further provided that such use shall not be accompanied by any claims regarding the safety or efficacy of such Territory Combination Product, or otherwise describe the characteristics of such Territory Combination Product, other than the identification of the RPV therein, in each case, without such approval.

17	REPRESENTATIONS, WARRANTIES AND COVENANTS; DISCLAIMER
17.1    Mutual Representations, Warranties and Covenants. Except as set forth in the applicable Disclosure Statement with respect to representations, warranties and covenants made as of the Restatement Effective Date, each Party hereby represents and warrants and covenants to the other Party, as of the Original Effective Date and the Restatement Effective Date, as follows:
17.1.16    Good Standing. In the case of Gilead Parent, it (a) is a corporation duly organized and in good standing under the laws of Delaware and (b) has full power and authority and the legal right to own and operate its property and assets and to carry on its business as it is

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

now being conducted and as it is contemplated to be conducted by this Agreement. In the case of Gilead Sub, it (i) is a company duly organized and in good standing under the laws of Ireland, and (ii) has full power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as it is contemplated to be conducted by this Agreement. In the case of Janssen, it (x) is a company duly organized and in good standing under the laws of Ireland, and (y) has full power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as it is contemplated to be conducted by this Agreement.
17.1.17    Power and Authority. Such Party (or, in the case of Gilead, each of Gilead Parent and Gilead Sub) (i) has the power and authority and the legal right to enter into this Agreement and any Ancillary Agreements to which it is a party and to perform its obligations hereunder and thereunder, and (ii) has taken (or will take, in the case of the Ancillary Agreements not yet executed) all necessary action on its part required to authorize the execution and delivery of this Agreement and any Ancillary Agreements to which it is a party. This Agreement has been (and all Ancillary Agreements to which it is a party, when executed and delivered, will have been) duly executed and delivered on behalf of such Party (or, in the case of Gilead, each of Gilead Parent and Gilead Sub, as applicable) and constitutes (and all such Ancillary Agreements, when duly executed and delivered by all parties thereto, will constitute) a legal, valid and binding obligation of such Party and is (and in the case of all such Ancillary Agreements, when duly executed and delivered by all parties thereto, will be) enforceable against it in accordance with its terms subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights and judicial principles affecting the availability of specific performance and general principles of equity, whether enforceability is considered in a proceeding at law or equity.
17.1.18    Litigation. Such Party is not aware of any pending or threatened litigation (and has not received any communication) that alleges that such Party’s activities related to this Agreement have violated, or that by conducting the activities as contemplated in this Agreement such Party would violate, any of the intellectual property rights of any other Person (after giving effect to the license grants in this Agreement). As of the Original Effective Date, to such Party’s knowledge as of such date, and the Restatement Effective Date, to such Party’s knowledge as of such date, there is no products liability litigation, with respect to such Party’s Single Agent Product(s) or Double Agent Products, as applicable, that is currently pending or that was pending at any time on or after January 1, 2001.
17.1.19    Consents. All necessary consents, approvals and authorizations of all regulatory and governmental authorities and other Persons (i) required to be obtained by such Party in connection with the execution and delivery of this Agreement and any Ancillary Agreements have been obtained (or will have been obtained prior to such execution and delivery) and (ii) required to be obtained by such Party in connection with the performance of its obligations under this Agreement and any Ancillary Agreements have been obtained or will be obtained prior to such performance.

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

17.1.20    No Conflicts. With respect to such Party, the execution and delivery of this Agreement and the Ancillary Agreements, and the performance of such Party’s obligations hereunder and thereunder (i) do not conflict with or violate in any material way any requirement of Applicable Law, (ii) do not conflict with or violate any provision of the articles of incorporation, bylaws, limited partnership agreement or any similar instrument of such Party or any of its Affiliates, and (iii) do not conflict with, violate, or breach or constitute a default under, any contractual obligation of such Party or any of its Affiliates, including in the case of Gilead, any obligation under any agreement relating to Atripla to which Gilead Parent or Gilead Sub or any of their Affiliates is a party, or any court or administrative order by which such Party (or, in the case of Gilead, either Gilead Parent or Gilead Sub) or any of its Affiliates is bound.
17.1.21    No Adverse Proceedings. There is not pending or, to the knowledge of such Party, threatened, against such Party, any claim, suit, action or governmental proceeding, that would, if adversely determined, materially impair the ability of such Party to perform its obligations under this Agreement or any Ancillary Agreement.
17.1.22    No Debarment. Neither such Party nor any of its Affiliates has been debarred or is subject to debarment, and neither such Party nor any of its Affiliates shall use in any capacity, in connection with the activities to be performed under this Agreement, any Person who has been debarred pursuant to Section 306 of the Act, or who is the subject of a conviction described in such section. Such Party agrees to inform the other Party in writing immediately if it or any Person who is performing activities on its behalf under this Agreement is debarred or is the subject of a conviction described in Section 306, or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to the knowledge of such first Party, is threatened, relating to the debarment or any such conviction of such Party or any Person performing activities on its behalf under this Agreement.
17.1.23    No Conflicting Grants; Absence of Encumbrance. Such Party has the right to grant the licenses granted by such Party to the other Party hereunder, and has not, prior to the Restatement Effective Date, made a grant to any Third Party of any right or license that would conflict with any grant of rights or licenses granted by such Party to the other Party hereunder. The Patents licensed by such Party hereunder are not subject to any encumbrance or lien by any Third Party (except for any such encumbrances or liens as would not, in the aggregate, have a material adverse effect on the license rights granted to the other Party under this Agreement). Such Party covenants and agrees that it shall not, from and after the Restatement Effective Date and throughout the Term, grant to any Third Party any right or license in respect of the Patents licensed hereunder, including by amending any existing agreement, that would conflict with any grant to the other Party hereunder.
17.1.24    Compliance with Applicable Law. Notwithstanding anything to the contrary in this Agreement, such Party shall, and shall cause its Affiliates, Sublicensees and Third Party Distributors to, comply with all Applicable Law of the country or other jurisdiction, or any court or agency thereof, applicable to the performance of its activities hereunder or any obligation or transaction hereunder, including those pertaining to the production and handling of drug products (which shall also be subject in the case of the Supplied RPV, to the RPV Supply

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Agreement), such as those set forth by the Regulatory Authorities as applicable, and the applicable terms of this Agreement in the performance of its obligations hereunder.
17.1.25    Affiliates. To the extent the intellectual property or Regulatory Documentation licensed under Article 9 by a Party is Controlled by such Party’s Affiliates, such Party has the right to use, and has the right to grant sublicenses to the other Party to use, such intellectual property or Regulatory Documentation.
17.1.26    Ethical Business Practices. Neither such Party nor its Affiliates will make any payment, either directly or indirectly, of money or other assets, including the compensation such Party derives from this Agreement (collectively a “Payment”), to government or political party officials, officials of International Public Organizations, candidates for public office, or representatives of other businesses or persons acting on behalf of any of the foregoing (collectively “Officials”) or other individuals where such Payment would constitute violation of any law, including the Foreign Corrupt Practices Act of 1977, 15 U.S.C. §§ 78dd-1, et seq, and the United Kingdom Bribery Act. In addition regardless of legality, neither such Party nor its Affiliates will make any Payment either directly or indirectly to Officials or other individuals if such Payment is for the purpose of improperly influencing decisions or actions to secure a business advantage, including with respect to the subject matter of this Agreement. Each Party shall have necessary procedures in place to prevent bribery and corrupt conduct by itself and each of its Affiliates and subcontractors. All activities will be conducted in compliance with the U.S. False Claims Act and the U.S. Anti-Kickback Statute. Each Party and each of its Affiliates and subcontractors shall conduct its activities hereunder in accordance with the provisions of Annex T attached hereto.
17.1.27    Cooperation with In-License Agreement Compliance. Each Party shall, at the reasonable request of the other Party, provide reasonable assistance and cooperation to the requesting Party to enable such requesting Party (or any of its Affiliates) to comply with its obligations under any In-License Agreement as specified in the In-License Requirements.
17.2    Additional Representations, Warranties and Covenants of Janssen. Except as set forth in the applicable Disclosure Statement with respect to representations, warranties and covenants made as of the Restatement Effective Date, Janssen hereby represents, warrants and covenants to Gilead as follows:
17.2.3    Without the prior written consent of Gilead: (i) Janssen shall not, and shall cause its Affiliates not to, make, have made, use, sell, have sold, offer for sale, or import, and (ii) Janssen shall not, and shall cause its Affiliates not to, grant any rights to any Third Party to make, have made, use, sell, have sold, offer for sale, or import, in each case ((i) and (ii)) in the Field in the Territory (A) a Combination Product other than pursuant to this Agreement or (B) any Other Combination Product in each case ((A) and (B)) for a period commencing as of the Restatement Effective Date and ending on [*] provided, however that in each case ((A) and (B)):
17.2.3.10    Janssen and its Affiliates shall not be precluded by the foregoing or otherwise under this Agreement from granting licenses or other rights, but, except in the case of the MPP, excluding the right to sublicense, under Janssen’s and its Affiliates’

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

intellectual property (but, for clarity, not including any of the Gilead Technology or Gilead Regulatory Documentation or Combination Product Regulatory Documentation and in the case of the Joint Technology, solely as permitted under Section 14.1.4), to allow as to any prohibition under this Agreement (a) any Other Generic Licensee to engage in any or all of the following: [*] or (b) any Region C Generic Licensee to engage in the Region C Generic Rights subject to the Region C Generic Conditions; and
17.2.3.11    nothing in this Section 17.2.1 shall preclude Janssen or its Affiliates from conducting any clinical trial that it is permitted to conduct under Article 3 or from granting rights in accordance with Article 3 to one or more Third Party(ies) to conduct any clinical trials as permitted under Article 3; and
17.2.3.12    nothing in this Section 17.2.1 shall require Janssen or its Affiliates to amend any license agreement executed with a Generic Licensee prior to the Restatement Effective Date, provided that nothing in this Section 17.2.1.3 shall excuse Janssen from a failure to comply with one or more of its obligations in the Original Amendment with respect to its Generic Licensees prior to the Restatement Effective Date.
17.2.4    There are no judgments or settlements against, or amounts with respect thereto owed by, Janssen relating to the Janssen Patents. To the knowledge of Janssen, except as was otherwise disclosed in writing by Janssen to Gilead on or before the Original Effective Date, Janssen has not received written notice of any Proceeding in which it is alleged that, with respect to the Territory (i) any of the Janssen Patents that are composition of matter Patents are invalid or unenforceable or (ii) the Exploitation of RPV (in API or other form), whether alone or in combination with either or both of TDF and FTC, infringes any Third Party Patent (other than any such infringement that would arise from the Exploitation of either or both of TDF and FTC in the absence of the RPV (in API or other form)). The representations in this Section 17.2.2 are made as of the Original Effective Date.
17.2.5    There are no judgments or settlements against, or amounts with respect thereto owed by, Janssen relating to the Janssen Patents that are composition of matter Patents. To the knowledge of Janssen, Janssen has not received written notice of any Proceeding in which it is alleged that, with respect to the Territory (i) any of the composition of matter claims in any Janssen Patents are invalid or unenforceable or (ii) the Exploitation in the Field of RPV (in API or other form), whether alone or in combination with TDF, TAF or FTC, or both TDF and FTC or TAF and FTC, infringes any Third Party Patent (other than any such infringement that would arise from the Exploitation of TDF, TAF or FTC, or both TDF and FTC or TAF and FTC, in the absence of the RPV (in API or other form)). Janssen represents and warrants that it shall remain in good standing with regard to any In-License Agreements of Janssen throughout the Term. The representations in this Section 17.2.3 are made as of the Restatement Effective Date.
17.2.6    To the knowledge of Janssen as of the Original Effective Date, the information contained in its INDs for Edurant represents, in all material respects, a complete and accurate reflection of the safety and efficacy profile of Edurant as of such date. As of the date of submission of the NDA for Edurant to the FDA, to the knowledge of Janssen as of such date, the information contained in such NDA as of such date represented, in all material respects, a

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

complete and accurate reflection of the safety and efficacy profile of Edurant as of such date. It is understood and agreed that Janssen makes the representation, warranty and covenant to Gilead set forth in this Section 17.2.4 solely for purposes of the Parties’ collaboration pursuant to this Agreement, and for no other purpose. The representation in the first sentence of this Section 17.2.4 is made as of the Original Effective Date.
17.2.7    To the knowledge of Janssen, the information contained in the Product Label for Edurant and in the NDA for Edurant represents, in all material respects, a complete and accurate reflection of the safety and efficacy profile of Edurant. To the extent that Edurant remains on the market in a country, Janssen will use reasonable efforts to maintain in such country the Product Label for Edurant and the Janssen Regulatory Documentation through updates as needed to ensure that such information continues to represent a complete and accurate reflection in all material respects of the safety and efficacy profile of Edurant. It is understood and agreed that Janssen makes the representation, warranty and covenant to Gilead set forth in this Section 17.2.5 solely for purposes of the Parties’ collaboration pursuant to this Agreement, and for no other purpose. The representation in this Section 17.2.5 is made as of the Restatement Effective Date.
17.2.8    During the Term, except as otherwise expressly provided in the Janssen Distributor Agreement or this Agreement, Janssen and its Affiliates shall only purchase or otherwise acquire, for sale or distribution in the Territory, Combination Products supplied by Gilead and its Affiliates.
17.3    Additional Representations, Warranties and Covenants of Gilead. Except as set forth in the applicable Disclosure Statement with respect to representations, warranties and covenants made as of the Restatement Effective Date, Gilead hereby represents, warrants and covenants to Janssen as follows:
17.3.9    Without the prior written consent of Janssen, [*], (i) Gilead shall not, and shall cause its Affiliates not to, make, have made, use, sell, have sold, offer for sale, or import, and (ii) Gilead shall not, and shall cause its Affiliates not to, grant any rights to any Third Party to make, have made, use, sell, have sold, offer for sale, or import, in each case ((i) and (ii)) in the Field in the Territory (A) a Combination Product other than pursuant to this Agreement or (B) any Other Combination Product; provided, however, that in each case ((A) and (B)):
17.3.9.5    Gilead and its Affiliates shall not be precluded by the foregoing or otherwise under this Agreement from granting licenses or other rights, but, except in the case of the MPP, excluding the right to sublicense, under Gilead’s and its Affiliates’ intellectual property (but, for clarity, not including any of the Janssen Technology or Janssen Regulatory Documentation or Combination Product Regulatory Documentation and in the case of the Joint Technology, solely as permitted under Section 14.1.4), to allow as to any prohibition under this Agreement (a) any Other Generic Licensee to engage in any or all of the following: [*] or (b) any Region C Generic Licensee to engage in the Region C Generic Rights subject to the Region C Generic Conditions; and

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

17.3.9.6    nothing in this Section 17.3.1 shall preclude Gilead or its Affiliates from conducting any clinical trial that it is permitted to conduct in accordance with Article 3 or from granting rights in accordance with Article 3 to one or more Third Party(ies) to conduct any clinical trials as permitted under Article 3; and
17.3.9.7    nothing in this Section 17.3.1 shall require Gilead or its Affiliates to amend any license agreement executed with a Generic Licensee prior to the Restatement Effective Date; provided that nothing in this Section 17.3.1.3 shall excuse Gilead from a failure to comply with one or more of its obligations in the Original Amendment with respect to its Generic Licensees prior to the Restatement Effective Date.
The rights set forth in Section 17.3.1.1 (in the case of Gilead) and Section 17.2.1.1 (in the case of Janssen) shall comprise the “Generic Exception” of such Party.
17.3.10    There are no judgments or settlements against, or amounts with respect thereto owed by, Gilead relating to the Gilead Patents. To the knowledge of Gilead, except as was otherwise disclosed in writing by Gilead to Janssen on or before the Original Effective Date, it has not received written notice of any Proceeding in which it is alleged that, with respect to the Territory (i) any of the Gilead Patents that are composition of matter Patents are invalid or unenforceable or (ii) the Exploitation in the Field of either TDF or FTC, whether alone or together and whether or not in combination with RPV, infringes any Third Party Patent (other than any such infringement that would arise from the Exploitation of RPV in the absence of TDF and FTC). The representations in this Section 17.3.2 are made as of the Original Effective Date.
17.3.11    There are no judgments or settlements against, or amounts with respect thereto owed by, Gilead relating to the Gilead Patents that are composition of matter Patents. Gilead represents and warrants that (x) it is in good standing with regard to any In-License Agreements of Gilead and [*], and (y) shall remain in good standing with regard to any In-License Agreements of Gilead and [*] throughout the Term. To the knowledge of Gilead, it has not received written notice of any Proceeding in which it is alleged that, with respect to the Territory (i) any of the composition of matter claims in any Gilead Patents are invalid or unenforceable or (ii) the Exploitation in the Field of TDF, TAF or FTC, or both TDF and FTC or TAF and FTC (all of the foregoing in this (ii) in API or other form), whether or not in combination with RPV, infringes any Third Party Patent (other than any such infringement that would arise from the Exploitation of RPV in the absence of TDF, TAF and FTC (in API or other form)).
17.3.12    To the knowledge of Gilead, the information contained in the Product Labels for Emtriva, Viread and Truvada and in the NDAs for Emtriva, Viread and Truvada represents, in all material respects, a complete and accurate reflection of the safety and efficacy profile of Emtriva, Viread and Truvada. To the extent that Emtriva, Viread and Truvada remain on the market in a country, Gilead will use reasonable efforts to maintain in such country the Product Labels for Emtriva, Viread and Truvada and the Gilead Regulatory Documentation with respect thereto through updates as needed to ensure that such information continues to represent a complete and accurate reflection in all material respects of the safety and efficacy profile of Emtriva, Viread and Truvada. It is understood and agreed that Gilead makes the representation,

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

warranty and covenant to Janssen set forth in this Section 17.3.4 solely for purposes of the Parties’ collaboration pursuant to this Agreement, and for no other purpose. The representation in this Section 17.3.4 is made as of the Original Effective Date and the Restatement Effective Date.
17.3.13    To the knowledge of Gilead, the information contained in its IND for the F/TAF Product represents, in all material respects, a complete and accurate reflection of the safety and efficacy profile of the F/TAF Product. As of the date of submission of an NDA for the F/TAF Product to the FDA, to the knowledge of Gilead as of such date, the information contained in such NDA as of such date will represent, in all material respects, a complete and accurate reflection of the safety and efficacy profile of the F/TAF Product as of such date. Gilead will seek to obtain a Product Label for the F/TAF Product that represents, in all material respects, a complete and accurate reflection of the safety and efficacy profile of the F/TAF Product as of the date that such Product Label is obtained, to the knowledge of Gilead as of such date based on the information in the possession of Gilead as of such date. Thereafter, to the extent that the F/TAF Product remains on the market in a country, Gilead will use reasonable efforts to maintain in such country the Product Label for the F/TAF Product and the Gilead Regulatory Documentation through updates as needed to ensure that such information continues to represent a complete and accurate reflection in all material respects of the safety and efficacy profile of the F/TAF Product. It is understood and agreed that Gilead makes the representation, warranty and covenant to Janssen set forth in this Section 17.3.5 solely for purposes of the Parties’ collaboration pursuant to this Agreement, and for no other purpose.
17.3.14    During the Term, except as otherwise expressly provided in the RPV Supply Agreement and this Agreement, Gilead and its Affiliates shall only purchase or otherwise acquire (and shall only use any contract manufacturers that have purchased or otherwise acquired), for use in the manufacture of the Territory Combination Products for sale or distribution in the Territory, RPV supplied by Janssen and its Affiliates, except that Gilead shall not be precluded by the foregoing from contracting with a potential RPV supplier and qualifying such supplier to supply RPV to Gilead for use in the Combination Products following expiration or termination of this Agreement, but in no event shall this Section 17.3.6 be construed to grant any express or implied license or any other rights to Manufacture RPV from Janssen to Gilead.
17.4    Disclaimer. EXCEPT AS SET FORTH IN SECTIONS 17.1 AND 17.2 AND 17.3 AND AS OTHERWISE EXPRESSLY STATED IN THIS AGREEMENT, EACH PARTY HEREBY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, IN CONNECTION WITH THIS AGREEMENT, INCLUDING WITH RESPECT TO THE SINGLE AGENT PRODUCT(S), THE DOUBLE AGENT PRODUCTS, THE COMBINATION PRODUCTS OR ANY JANSSEN TECHNOLOGY, GILEAD TECHNOLOGY, JOINT TECHNOLOGY OR REGULATORY DOCUMENTATION LICENSED UNDER THIS AGREEMENT, AND INCLUDING ANY WARRANTY OF QUALITY, PERFORMANCE, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR NON-INFRINGEMENT OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS. FOR THE AVOIDANCE OF DOUBT, NOTHING CONTAINED IN THIS SECTION 17.4 SHALL OPERATE TO LIMIT OR

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

INVALIDATE ANY EXPRESS WARRANTY OR REPRESENTATION CONTAINED IN ANY ANCILLARY AGREEMENT OR THE ORIGINAL AGREEMENT.

18	INDEMNIFICATION AND INSURANCE
18.1    General Indemnification.
18.1.9    By Each Party. Each Party shall indemnify the other Party and such other Party’s Indemnified Persons from and against (i) any Proceeding in which such other Party or any of its Indemnified Persons is involved or threatened to be involved to the extent that such Proceeding arises out of or relates to (A) the negligence or willful misconduct of the Indemnifying Party or any of such Indemnifying Party’s Affiliates, (sub)licensees or subcontractors, in each case in connection with the exercise of such Indemnifying Party’s or any of such Indemnifying Party’s Affiliates’ rights, or performance of such Indemnifying Party’s or any of its Affiliates’ obligations, under this Agreement or any Ancillary Agreement, (B) the Indemnifying Party’s or any of such Indemnifying Party’s Affiliates’, (sub)licensees’ or subcontractors’ failure to comply with or perform one or more of such Indemnifying Party’s or such Affiliate’s, as applicable, covenants in this Agreement or any Ancillary Agreement, or the breach or inaccuracy of one or more of such Indemnifying Party’s or such Affiliate’s, as applicable, representations and warranties in this Agreement or any Ancillary Agreement, (C) Exploitation (by the Indemnifying Party or any of its Affiliates, (sub)licensees or subcontractors) of the Joint Technology in connection with such Indemnifying Party’s or any of its Affiliates’ (x) Single Agent Product(s), (y) Double Agent Products (if any) or (z) other products (other than the Territory Combination Products), (D) the violation of Applicable Law by the Indemnifying Party or any of such Indemnifying Party’s Affiliates, (sub)licensees or subcontractors in connection with the exercise of such Indemnifying Party’s or any of such Indemnifying Party’s Affiliates’ rights, or performance of such Indemnifying Party’s or any of its Affiliates’ obligations, under this Agreement or any Ancillary Agreement, (E) a breach by the Indemnifying Party or any of such Indemnifying Party’s Affiliates of any contracts (including In-License Agreements, except to the extent that such breach is due to a breach of such In-License Agreement by such other Party) that such Indemnifying Party or Affiliate has entered into with a Third Party to the extent relating to (x) the Exploitation of a Territory Combination Product or (y) the exercise of such Indemnifying Party’s or any of such Indemnifying Party’s Affiliates’ rights, or performance of such Indemnifying Party’s or any of its Affiliates’ obligations, in each case under this Agreement or any Ancillary Agreement, or (F) the marketing, sales or promotional activity, relating to a Combination Product or relating to any of such Indemnifying Party’s Single Agent Products (or Double Agent Products, if such Indemnifying Party is Gilead) in combination with any of the other Party’s Single Agent Products (or Double Agent Products, if such other Party is Gilead), of the employees and agents of the Indemnifying Party or any of its Affiliates, except to the extent resulting from the reasonable reliance on promotional materials or safety information or Regulatory Documentation provided by the Indemnified Party or any of its Indemnified Persons, provided that if any Proceedings or Losses would be covered both by this clause (F) and by Section 18.2.1 or Section 18.2.2, as the case may be, then Section 18.2.1 or Section 18.2.2, as applicable, shall control and this clause (F) shall not apply, and (ii) all Losses

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

incurred by the Indemnified Party or any of its Indemnified Persons to the extent arising from any Proceeding covered by the foregoing clause (i).
18.1.10    Limitations. Notwithstanding anything in this Article 18, in no event shall either Party’s obligations of indemnity or reimbursement under this Article 18 apply to any Proceeding or Losses to the extent that such Proceeding or Losses were caused by the negligence or willful misconduct of, breach of this Agreement or any Ancillary Agreement by, or violation of Applicable Law by, the other Party or any of its Indemnified Parties. Notwithstanding anything to the contrary hereunder or in any Ancillary Agreement, neither Gilead nor Janssen shall be liable for, nor be obligated to indemnify, hold harmless or defend the other Party or any of its Indemnified Persons with respect to any act or omission of any Generic Licensee and any Losses or Proceedings arising therefrom, provided that such Party has complied with its obligations hereunder with respect to such Generic Licensee.
18.2    Indemnification for Certain Product Liability-Related Matters.
18.2.15    By Gilead. Gilead shall indemnify Janssen and its Indemnified Persons from and against (i) all Proceedings arising anywhere in the world in which Janssen or any of its Indemnified Persons is involved or threatened to be involved to the extent such Proceedings arise from personal injury or death caused by a Territory Combination Product due to defects or the inherent characteristics thereof, where the preponderance of the evidence indicates that such defects or characteristics are the direct result of the incorporation (where, for purposes of this Section 18.2 and Section 18.3, “incorporation” shall be construed to mean the presence of an API in a Territory Combination Product, not the process whereby such API is included in a Territory Combination Product or the formulation of a Territory Combination Product and “incorporated” shall be construed in a corresponding manner) in such Territory Combination Product of TDF, TAF or FTC, or both TDF and FTC or TAF and FTC, in each case without reference to the incorporation in such Territory Combination Product of the Supplied RPV (other than any Selected Product Liability Proceedings, which, for purposes of clarity, are provided for in Section 18.3), irrespective of whether such defects or characteristics (or any associated defects or characteristics of TDF, TAF or FTC) are known as of the Original Effective Date [*] (such defects or characteristics, “Gilead Component Characteristics”), and (ii) all Losses (other than Selected Product Liability Losses) incurred by Janssen or any of its Indemnified Persons arising from any Proceeding covered by the foregoing clause (i) to the extent arising from Gilead Component Characteristics.
18.2.16    By Janssen. Janssen shall indemnify Gilead and its Indemnified Persons from and against (i) all Proceedings arising anywhere in the world in which Gilead or any of its Indemnified Persons is involved or threatened to be involved to the extent such Proceedings arise from personal injury or death caused by a Territory Combination Product due to (A) defects or the inherent characteristics thereof, where the preponderance of the evidence indicates that such defects or characteristics are the direct result of the incorporation in such Territory Combination Product of the Supplied RPV without reference to the incorporation in such Territory Combination Product of TDF, TAF or FTC or any combination of the foregoing (other than any Selected Product Liability Proceedings, which, for purposes of clarity, are provided for in

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Section 18.3), irrespective of whether such defects or characteristics (or any associated defects or characteristics of the Supplied RPV) are known as of the Original Effective Date [*] (such defects or characteristics, “RPV Characteristics”) or (B) the Label Characteristics (as defined below), and (ii) all Losses (other than Selected Product Liability Losses) incurred by Gilead or any of its Indemnified Persons arising from any Proceeding covered by the foregoing clause (i) to the extent arising from RPV Characteristics or the Label Characteristics. “Label Characteristics” shall mean the failure of the Product Label for Janssen’s Single Agent Product to represent, in all material respects and to Janssen’s knowledge as of the date such Product Label is obtained, a complete and accurate reflection of the safety and efficacy profile of Janssen’s Single Agent Product as of such date, which failure leads to the failure of the Product Label for a Territory Combination Product to represent, in all material respects and to Janssen’s knowledge as of such date, a complete and accurate reflection of the safety and efficacy profile of the RPV portion of such Territory Combination Product as of such date.
18.3    Selected Product Liability Losses. Any Selected Product Liability Losses shall be borne by Gilead and Janssen in accordance with the applicable Average Respective Percentages with respect to the Territory. “Selected Product Liability Losses” shall mean any Losses arising out of any Selected Product Liability Proceeding. “Selected Product Liability Proceeding” shall mean any Proceeding arising anywhere in the world in which any Party or any of its Indemnified Persons is involved or threatened to be involved to the extent such Proceedings arise from personal injury or death caused by a Territory Combination Product due to defects or the inherent characteristics of such Territory Combination Product, (a) where the preponderance of the evidence indicates that such defects or characteristics are the direct result of both (i) the Supplied RPV and (ii) TDF, TAF or FTC or any combination of the foregoing being incorporated into such Territory Combination Product, (b) where it ultimately cannot be or is not determined whether such defects or characteristics are the direct result of the Supplied RPV, on the one hand, or the TDF, TAF or FTC or any combination of the foregoing, on the other hand, being incorporated into such Territory Combination Product, or (c) where such defects or characteristics are the direct result of an aspect of such Territory Combination Product other than any of its APIs, except, in each case ((a), (b) and (c)), to the extent such Proceeding arises from personal injury or death caused by a Territory Combination Product due to the Label Characteristics, which Proceeding is covered in Section 18.2.2.
18.4    Third Party Infringement Losses.
18.4.1    By Gilead. Gilead shall indemnify Janssen and its Indemnified Persons from and against (i) any Proceeding arising anywhere in the world in which Janssen or any of its Indemnified Persons is involved or threatened to be involved to the extent that (x) (A) such Proceeding arises out of an allegation that any Exploitation of any Territory Combination Product in a country that, as of the time of such Exploitation, is a Gilead Country infringes or misappropriates, or will infringe or misappropriate, any patent or other intellectual property, including trade secrets, of a Third Party, and (B) such infringement or misappropriation does not directly result from a RPV Infringement, or (y) (A) such Proceeding arises out of an allegation that any Exploitation of any Territory Combination Product in a country that, as of the time of such Exploitation, is a Janssen Country infringes or misappropriates, or will infringe or

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

misappropriate, any patent or other intellectual property, including trade secrets, of a Third Party, and (B) such infringement or misappropriation directly results from a Gilead Compound Infringement, and (ii) all Losses arising from such a Proceeding incurred by Janssen or any of its Indemnified Persons, as the case may be, to the extent arising (x) in the case of any Proceeding described in clause (i)(x) above, other than as a direct result of an RPV Infringement, or (y) in the case of any Proceeding described in clause (i)(y) above, as a direct result of a Gilead Compound Infringement.
18.4.2    Combination Product Trademark. Gilead shall indemnify Janssen and its Indemnified Persons from and against (i) any Proceeding arising anywhere in the world where Janssen is licensed by Gilead to use the Combination Product Trademark in which Janssen or any of its Indemnified Persons is involved or threatened to be involved to the extent that such Proceeding arises out of an allegation that the use of the Combination Product Trademark infringes or dilutes the Trademark rights of any Third Party, and (ii) all Losses arising from such a Proceeding incurred by Janssen or any of its Indemnified Persons, as the case may be, to the extent arising as a direct result of such use in accordance with this Agreement.
18.4.3    By Janssen. Janssen shall indemnify Gilead and its Indemnified Persons from and against (i) any Proceeding in which Gilead or any of its Indemnified Persons is involved or threatened to be involved to the extent that (x) (A) such Proceeding arises out of an allegation that any Exploitation of any Territory Combination Product in a country that, as of the time of such Exploitation, is a Gilead Country infringes or misappropriates, or will infringe or misappropriate, any patent or other intellectual property, including trade secrets, of a Third Party and (B) such infringement or misappropriation directly results from an RPV Infringement, or (y) (A) such Proceeding arises out of an allegation that any Exploitation of any Territory Combination Product in a country that, as of the time of such Exploitation, is a Janssen Country infringes or misappropriates, or will infringe or misappropriate, any patent or other intellectual property, including trade secrets, of a Third Party, and (B) such infringement or misappropriation does not directly result from a Gilead Compound Infringement, and (ii) all Losses arising from such a Proceeding incurred by Gilead or any of its Indemnified Persons, as the case may be, to the extent arising (x) in the case of any Proceeding described in clause (i)(x) above, as a direct result of an RPV Infringement, or (y) in the case of any Proceeding described in clause (i)(y) above, other than as a direct result of a Gilead Compound Infringement.
18.5    Enforcement and Defense of Patents. If a Party exercises step-in rights to remove Infringement under Section 14.4.2 or 14.4.3 (as applicable) or to defend an action or claim under Section 14.5.1 or Section 14.5.2, as applicable (each of the foregoing, for the purposes of this Section 18.5, takes an “Action”): (a) the Party taking the Action shall indemnify the other Party and the other Party’s Indemnified Persons (as applicable) from and against any Proceedings and Losses arising from a claim by a governmental entity of intentional misconduct by either Party as a result of such Action, provided that the Party taking Action had knowledge of alleged intentional misconduct if such intentional misconduct was on the part of the other Party for whom indemnification is provided hereunder.

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

18.6    Other Shared Combination Product-Related Losses. With respect to any Losses arising out of any Proceeding brought or made against any Party or any of its Indemnified Persons to the extent arising out of the Exploitation of a Territory Combination Product (including (a) any Manufacture of any Territory Combination Product, and (b) any activities performed by or on behalf of any Party, in its capacity as the MA Holder), except to the extent that either Party has an obligation of indemnification with respect to such Losses pursuant to any of Sections 18.1 through 18.5, Gilead and Janssen shall each bear such portion of such Losses in accordance with its applicable Average Respective Percentage with respect to the Territory.
18.7    Indemnification Procedure. The indemnity and reimbursement obligations of a Party under this Article 18 shall be governed by the following:
18.7.1    Notice. In the case of any Proceeding for which an Indemnifying Party may be liable to an Indemnified Person under this Article 18, the Indemnified Party shall as soon as practicable notify the Indemnifying Party in writing of such Proceeding (a “Notice of Claim”). Failure or delay in notifying the Indemnifying Party shall not relieve the Indemnifying Party of any liability it may have to the Indemnified Party, except and only to the extent that such failure or delay causes actual harm to the Indemnifying Party with respect to such Proceeding. The Notice of Claim shall specify in reasonable detail the Proceeding with respect to which such Indemnified Party or any of its Indemnified Persons intends to base a request for indemnification or reimbursement under this Article 18. Failure to provide such reasonable detail will not relieve the Indemnifying Party of any liability it may have to the Indemnified Party, except and only to the extent that such failure causes actual harm to the Indemnifying Party with respect to such Proceeding. The Indemnified Party shall enclose with the Notice of Claim a copy of all papers served with respect to such Proceeding, if any. The Indemnifying Party shall have thirty (30) days from the date on which the Indemnifying Party received the Notice of Claim to notify the Indemnified Party that the Indemnifying Party desires to assume the defense of such Proceeding and any litigation resulting therefrom with counsel of its choice.
18.7.2    Control of the Defense. If the Indemnifying Party has given the Indemnified Party notice pursuant to Section 18.7.1 that it desires to assume control of a Proceeding and the Indemnifying Party has acknowledged in writing an obligation to indemnify or reimburse fully the Indemnified Party or its applicable Indemnified Person(s) for all Losses arising from the Proceeding (to the extent such Losses and Proceedings are covered by such Indemnifying Party’s indemnity obligations under Sections 18.1, 18.2, 18.4 or 18.5), then, subject to Section 18.7.4, the Indemnifying Party shall have the right to defend, settle and otherwise dispose of such Proceeding (such Party, “Defending Party”). If the Indemnifying Party provides notice that it desires to assume control of the Proceeding, but the Indemnifying Party does not have the right to be the Defending Party pursuant to the preceding sentence, or if Losses are to be allocated under Section 18.3 or 18.6, then the Parties shall confer and negotiate in good faith to determine whether to enter into a joint defense agreement pursuant to which the Parties shall allocate the respective rights and obligations of the Parties with respect to the control of the Proceeding, including whether to designate one of the Parties as the Defending Party. In the event that there are two or more Indemnified Parties or Indemnified Persons that are subject to the same Proceeding, this Section 18.7 shall be construed to apply separately to

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

such Proceeding as it applies to each such Indemnified Party or Indemnified Person, provided that the applicable Parties agree to take account of such fact in connection with their negotiations pursuant to this Section 18.7.2 with respect to the defense, control and settlement of such Proceeding as it applies to each such Indemnified Party or Indemnified Person. The out-of-pocket costs and expenses (including reasonable attorneys’ fees) reasonably incurred by the Defending Party in connection with its control of a Proceeding shall constitute Losses with respect to such Proceeding.
18.7.3    Interim Control. Unless and until the Defending Party is determined, the Indemnified Party subject to such Proceeding shall have the right to defend and control such Proceeding, but shall not have the right to consent to the entry of any judgment or enter into any settlement with respect to the Proceeding for which it would be seeking indemnification or reimbursement hereunder (including under Section 18.3 or 18.6) without the prior written consent of the other Party (which consent shall not be unreasonably withheld, conditioned or delayed).
18.7.4    Control by the Defending Party. If either Party is the Defending Party, (i) the other Party may retain separate co-counsel at its sole cost and expense (from and after the Defending Party’s assumption of control of the Proceeding) and participate in the defense of the Proceeding but the Defending Party shall control the investigation, defense and settlement thereof, (ii) the other Party will not consent to the entry of any judgment or enter into any settlement with respect to the Proceeding for which it would be seeking indemnification or reimbursement hereunder without the prior written consent of the Defending Party (which consent shall not be unreasonably withheld, conditioned or delayed) and (iii) the Defending Party will not, without the prior written consent of the other Party, consent to the entry of any judgment or enter into any settlement with respect to the Proceeding to the extent such judgment or settlement (A) provides for equitable relief (or any other relief other than solely for money damages) or liability or obligation that cannot be assumed and performed by the Defending Party in full (without any recourse to the other Party and its Indemnified Persons), or for any monetary relief that will not be fully discharged by the Defending Party (without any recourse to the other Party and its Indemnified Persons) concurrently with the effectiveness of such judgment or settlement, provided that the other Party’s consent shall not be unreasonably withheld, conditioned or delayed to the extent that the sole relief is monetary, (B) does not effect a full and unconditional release of the other Party and its Indemnified Persons with respect to all claims in such Proceeding (or the portion thereof to which the judgment or settlement relates), or (C) contains an admission of wrongdoing on the part of the other Party or its Indemnified Persons. The Parties shall act in good faith in responding to, defending against, settling or otherwise dealing with such Proceeding; provided, however, that (x) an Indemnified Party shall not be obligated pursuant to this sentence to enter into or consent to the entry of any judgment or settlement in relation to any Proceeding and (y) in any event, an Indemnifying Party shall not be relieved of its obligations under this sentence as a result of any breach of this sentence (determined after giving effect to clause (x)) except to the extent that the Indemnifying Party is actually prejudiced by such breach. Notwithstanding anything contained herein to the contrary, an Indemnifying Party shall not be entitled to assume the defense of any Proceeding that seeks an injunction or other equitable relief (or any other relief other than solely money damages) against

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

the Indemnified Person. The Parties shall also cooperate in any such defense and give each other reasonable access to all non-privileged information relevant thereto to the extent permitted by Applicable Law.
18.7.5    Election Not to Control. If there is no Defending Party with respect to a given Proceeding, then the Indemnified Party will be entitled to assume control of the Proceeding, at its cost and expense (or to the extent the Indemnified Party is entitled to indemnification or reimbursement with respect thereto pursuant to this Article 18, at the expense of the other Party to such extent) upon delivery of notice to such effect to the other Party; provided that the Indemnifying Party shall have the right to participate in the Proceeding at its sole cost and expense, but the Indemnified Party shall control the investigation, defense and settlement thereof.
18.7.6    Unauthorized Settlements. Whether or not the Indemnifying Party has assumed control of the Proceeding, such Indemnifying Party shall not be obligated to indemnify or reimburse the Indemnified Party hereunder for any settlement entered into, or any judgment that was consented to, by the Indemnified Party without the Indemnifying Party’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed).
18.7.7    Allocations. The allocation between the Parties (whether by indemnification, reimbursement or otherwise) of any liability for any Losses, if not otherwise determined in a court of law, shall be considered by the Parties and, if the Parties do not reach agreement in writing on such allocation, either Party shall have the right to refer the Dispute to dispute resolution pursuant to Section 20.6. The Parties, the Executives or the arbitrator, as the case may be, shall make such allocation based on the indemnification and reimbursement principles set forth in this Article 18. Notwithstanding the foregoing, the Parties shall not be entitled to refer any Dispute with respect to Losses arising under a Proceeding pursuant to this Section 18.7.7 to arbitration to the extent that the liability of either Party for such Losses is being contested in such Proceeding (or any other Proceeding that would be binding with respect to such first Proceeding).
18.7.8    Third Party Rights. The Parties shall attempt in good faith to coordinate with respect to the rights set forth in this Section 18.7, including any rights with respect to the control of any applicable Proceeding, to take into account the rights of any Third Party (e.g., a subcontractor of a Party) that has an obligation to indemnify any Party (or its Indemnified Persons) with respect to any Losses covered by this Article 18.
18.8    LIMITATION ON DAMAGES. EXCEPT WITH RESPECT TO LIABILITY ARISING FROM BREACHES OF ARTICLE 15 BY A PARTY, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE, MULTIPLIED OR CONSEQUENTIAL DAMAGES (INCLUDING FOR LOST PROFITS), WHETHER IN CONTRACT, WARRANTY, NEGLIGENCE, TORT, STRICT LIABILITY OR OTHERWISE, ARISING IN CONNECTION WITH THIS AGREEMENT OR ANY ANCILLARY AGREEMENT. NOTHING IN THIS SECTION 18.8 IS INTENDED TO OR SHALL OPERATE TO LIMIT A PARTY’S OBLIGATIONS OF INDEMNITY OR REIMBURSEMENT OF LOSSES UNDER THIS ARTICLE 18.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

18.9    Insurance. Each Party shall comply with Annex KK.

19	TERM AND TERMINATION
19.1    Term. The term of this Agreement (“Term”) shall commence as of the Restatement Effective Date and shall expire, on a Territory Combination Product-by-Territory Combination Product and country-by-country basis, at the end of the Monthly Payment Term for the applicable Territory Combination Product in the applicable country unless terminated earlier pursuant to this Article 19.
19.2    Challenge by Governmental Authority. In the event that any governmental authority in a country obtains a preliminary injunction or permanent injunction enjoining the transactions between the Parties in connection with entering into this Agreement with respect to a Territory Combination Product, the Parties shall meet and discuss whether to terminate this Agreement with respect to such Territory Combination Product in such country.
19.3    Territory Combination Product Withdrawal. The Selling Party may terminate this Agreement with respect to a Territory Combination Product and a country if such Territory Combination Product is withdrawn from the market in such country pursuant to Section 13.2. In the event of any termination with respect to a Territory Combination Product and a country or countries pursuant to this Section 19.3, such termination with respect to such Territory Combination Product and country(ies) shall be effective immediately upon written notice to the non-Selling Party. For the avoidance of doubt, in the event the Selling Party terminates this Agreement with respect to a Territory Combination Product and a country under this Section 19.3, (a) Gilead may not submit or resubmit any Drug Approval Application or maintain any Regulatory Approval with respect to such Territory Combination Product in such country containing any Confidential Information of Janssen, Janssen Regulatory Documentation or a Right of Reference provided by Janssen under this Agreement or any Ancillary Agreement following such termination; provided, however, that the foregoing shall not preclude the exercise of rights granted to Gilead for any purpose expressly permitted hereunder or under any Ancillary Agreement hereto with respect to products other than such Territory Combination Product, provided that such right survives termination (such rights, the “Gilead Specified Rights”), and (b) Janssen may not submit or resubmit any Drug Approval Application or maintain any Regulatory Approval with respect to such Territory Combination Product in such country containing any Confidential Information of Gilead, Gilead Regulatory Documentation or a Right of Reference provided by Gilead under this Agreement or any Ancillary Agreement following such termination; provided, however, that the foregoing shall not preclude the exercise of rights granted to Janssen for any purpose expressly permitted hereunder or under any Ancillary Agreement hereto with respect to products other than such Territory Combination Product, provided that such right survives termination (such rights, the “Janssen Specified Rights”).
19.4    Material Breach.
19.4.1    Notice and Cure Period. If a Party (the “Breaching Party”) is in Material Breach, the other Party (the “Non-Breaching Party”) shall have the right to give the Breaching Party notice specifying the nature of such Material Breach. Except as set forth in

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Section 6.2.2.5 with respect to Initial Specific Target Breaches, the Breaching Party shall have a period of ninety (90) days after receipt of such notice to cure such Material Breach (including Commercial Target Breaches other than Initial Specific Target Breaches) (the “Cure Period”) in a manner reasonably acceptable to the Non-Breaching Party. For the avoidance of doubt, this provision is not intended to restrict in any way either Party’s right to notify the other Party of any other breach or to demand the cure of any other breach.
19.4.2    Termination Right. The Non-Breaching Party shall have the right to terminate this Agreement with respect to the Territory Combination Product to which the Material Breach relates, upon written notice to the Breaching Party, in the event that the Breaching Party has not, in the case of an Initial Specific Target Breach, cured such Material Breach within the applicable time period set forth in Section 6.2.2.5, or in the case of any other Material Breach, cured such Material Breach within the Cure Period. If a Party contests such termination pursuant to the dispute resolution procedures under Section 20.6, such termination shall not be effective until a conclusion of the dispute resolution procedures in Section 20.6, as applicable, resulting in a determination that there has been an uncured Material Breach (or, if earlier, abandonment of the Dispute by such Party). If the Breaching Party asserts that the Material Breach has been cured, this Agreement with respect to the applicable Territory Combination Product shall not be terminated if the alleged cure has effectively remedied the harm to the Non-Breaching Party caused by the Material Breach.
19.5    Voluntary Termination.
19.5.1    Voluntary Termination of Supply Obligations by Janssen. Janssen may terminate (a) its supply obligations under this Agreement and (b) the RPV Supply Agreement, in each case with respect to a Territory Combination Product, which termination shall be effective [*] after the later of (w) the date Janssen provides Gilead written notice of such termination and (x) the expiration or termination of this Agreement with respect to such Territory Combination Product in [*]. For clarity, in each case, such notice may be provided prior to the applicable expiration or termination of this Agreement. Following the effective date of termination of Janssen’s supply obligations with respect to a Territory Combination Product pursuant to this Section 19.5.1, Gilead shall no longer be obligated to purchase RPV from Janssen with respect to such Territory Combination Product. For the avoidance of doubt, Janssen’s termination rights under this Section 19.5.1 only relate to its supply obligations (i.e., those under Article 8 and the RPV Supply Agreement). All other provisions of this Agreement, including the license grants to Gilead hereunder, shall remain in full force and effect unless otherwise agreed by the Parties in writing (or until they otherwise expire or terminate pursuant to the terms of this Agreement), and a termination under this Section 19.5.1 shall not be considered a “termination of this Agreement.”
19.5.2    Voluntary Termination by Gilead. Gilead may terminate this Agreement (a) with respect to the Territory R/F/TAF Product in a Gilead Country (i) at any time before the First Commercial Sale of the Territory R/F/TAF Product in such Gilead Country, upon [*] advance written notice to Janssen, or (ii) at any time after the First Commercial Sale of the Territory R/F/TAF Product in such Gilead Country, upon [*] advance written notice to Janssen,

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

and (b) with respect to Territory Complera in a Major Market Country, subject to Section 4.8, at any time after the termination of Gilead’s obligation under Section 4.1.1 to use Commercially Reasonable Efforts to obtain and maintain a first Marketing Approval for Territory Complera in such Major Market Country. In the event Gilead provides a notice of termination of this Agreement under clause (a)(ii) of this Section 19.5.2 with respect to the Territory R/F/TAF Product in a Gilead Country at any time after the First Commercial Sale of the Territory R/F/TAF Product in such country but before the [*] anniversary of the First Commercial Sale of the Territory R/F/TAF Product in such country, Janssen shall have the right to elect to convert such country from a Gilead Country to a Janssen Take-Over Country with respect to all Territory Combination Products by providing notice to Gilead within [*] of Gilead providing Janssen the notice described in clause (a)(ii) of this Section 19.5.2. Thereafter, such country shall be deemed a Janssen Take-Over Country and, if such country is a Specified Percentage Country prior to such election by Janssen, such country shall thereafter no longer be deemed a Specified Percentage Country. In the case of such an election by Janssen, Gilead, upon receiving any necessary or appropriate approval from the applicable Regulatory Authority(ies), shall cease selling (and cause its Affiliates, Sublicensees, Third Party Distributors and subdistributors, as applicable, to cease selling) the Territory Combination Product in the applicable Janssen Take-Over Country, but shall not conduct any withdrawal or recall with respect to the Territory Combination Product in such Janssen Take-Over Country. If Gilead (or its Affiliate or Third Party Distributor) holds any Drug Approval Application or Marketing Approval with respect to any Territory Combination Product with respect to such Janssen Take-Over Country, Gilead shall, [*], as promptly as reasonably practicable after the effective date of such termination, transfer (or cause to be transferred) to Janssen (or its designated Affiliate, Sublicensee or Third Party Distributor) such Drug Approval Application(s) or Marketing Approval(s) and the Parties shall coordinate in good faith to effect such transfer (and, for clarity, until such time as such transfer has been completed, as between the Parties, Gilead shall remain responsible for performing all activities required to be performed by the holder of such Drug Approval Application(s) or Marketing Approval(s) in accordance with Applicable Law), provided that (a) if such Janssen Take-Over Country is in the European Union and not all countries in the European Union have been deemed Janssen Take-Over Countries, Gilead shall continue to hold any Marketing Approval for the Territory Combination Products granted by the European Commission for such Janssen Take-Over Country and the Parties shall coordinate in good faith so that Janssen can operate under such Marketing Approval, and (b) if such Janssen Take-Over Country is in the European Union and all countries in the European Union have been deemed Janssen Take-Over Countries, Gilead shall transfer the Marketing Approvals for the Territory Combination Products by the European Commission as promptly as reasonably practicable and the Parties shall coordinate in good faith to effect such transfer. Gilead shall remain responsible for the performance of its obligations under the Collaboration Agreement with respect to the Janssen Take-Over Country as a Gilead Country for the period during which it was a Gilead Country, including with respect to indemnification with respect to any acts or omissions occurring during such period. For clarity, Jansen shall [*] with respect to the Exploitation of any Territory Combination Product with respect to such Janssen Take-Over Country. For the avoidance of doubt, in the event Gilead terminates this Agreement with respect to a Territory Combination Product in a Gilead Country under this Section 19.5.2, Gilead may not submit or resubmit any Drug Approval Application, or maintain any Regulatory Approval, with respect to

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

such Territory Combination Product in such Gilead Country, that contains any Confidential Information of Janssen, Janssen Regulatory Documentation or a Right of Reference provided by Janssen under this Agreement or any Ancillary Agreement following such termination; provided, however, that the foregoing shall not preclude the exercise of the Gilead Specified Rights. Gilead has no right under this Section 19.5.2 to terminate this Agreement with respect to any Janssen Country. For clarity, with respect to Janssen Take-Over Countries, revenue from Triggering Sales in such countries shall be shared between the Parties pursuant to the terms in the Janssen Distributor Agreement.
19.5.3    By Janssen Upon Gilead Failure to Develop. Janssen may, by written notice to Gilead, prior to when first Marketing Approval is first obtained from any of the FDA, [*] or the European Commission for the Territory R/F/TAF Product, terminate this Agreement with respect to the Territory R/F/TAF Product in the event that Gilead has ceased to conduct Combination Product Development Activities with respect to the Territory R/F/TAF Product for a period of [*] or longer, provided that Gilead shall have a period of [*] after receipt of such notice to cure such failure to perform, which termination shall be automatically effective at the end of such cure period if Gilead has not recommenced Combination Product Development Activities with respect to the Territory R/F/TAF Product in good faith and notified Janssen of such recommencement by the end of such period. Gilead shall have a right to contest a termination under this Section 19.5.3 pursuant to the dispute resolution procedures set forth in Section 20.6, in which case such termination shall not be effective until a conclusion of the dispute resolution procedures in Section 20.6 resulting in a determination that there has been an uncured failure to conduct Combination Product Development Activities with respect to the Territory R/F/TAF Product for a period of [*] or longer (or, if earlier, abandonment of the Dispute by Gilead). For the avoidance of doubt, in the event Janssen terminates this Agreement with respect to the Territory R/F/TAF Product under this Section 19.5.3, (a) Gilead may not submit or resubmit any Drug Approval Application or maintain any Regulatory Approval in any country with respect to the Territory R/F/TAF Product that contains any Confidential Information of Janssen, any Janssen Regulatory Documentation or a Right of Reference provided by Janssen under this Agreement or any Ancillary Agreement following such termination; provided, however, that the foregoing shall not preclude the exercise of the Gilead Specified Rights, and (b) Janssen may not submit or resubmit any Drug Approval Application or maintain any Regulatory Approval in any country with respect to the Territory R/F/TAF Product that contains any Confidential Information of Gilead, any Gilead Regulatory Documentation or a Right of Reference provided by Gilead under this Agreement or any Ancillary Agreement following such termination; provided, however, that the foregoing shall not preclude the exercise of the Janssen Specified Rights.
19.6    Consequences of Termination.
19.6.9    Termination For Any Reason. Upon termination of this Agreement in its entirety or with respect to a Territory Combination Product in one or more country(ies) for any reason, the provisions of this Section 19.6.1 shall apply, with respect to the applicable country(ies), in the case of a country-specific termination, or all countries in the Territory, in the case of termination of this Agreement in its entirety (the “Terminated Countries”).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

19.6.9.1    The license and other rights granted to a Party in Article 9 with respect to the applicable Territory Combination Product(s) shall survive only to the extent necessary to enable such Party (or its Affiliates) to perform any surviving obligations or exercise any surviving rights of such Party (or its Affiliates).
19.6.9.2    No later than thirty (30) days after the date of such termination, if the applicable Territory Combination Product(s) and any related Drug Approval Application or Regulatory Approval have not yet been withdrawn in the Terminated Countries, they shall be withdrawn promptly from the market or the applicable Regulatory Authority (as the case may be) in the Terminated Countries. For the avoidance of doubt, (a) Gilead may not submit or resubmit any Drug Approval Application with respect to the applicable Territory Combination Product(s) in any of the Terminated Countries, or maintain any Regulatory Approval with respect to the applicable Territory Combination Product(s) in any of the Terminated Countries, that contains any Confidential Information of Janssen, any Janssen Regulatory Documentation or a Right of Reference provided by Janssen under this Agreement or any Ancillary Agreement following such termination in such Terminated Countries; provided, however, that the foregoing shall not preclude the exercise of the Gilead Specified Rights, and (b) Janssen may not submit or resubmit any Drug Approval Application with respect to the applicable Territory Combination Product(s) in any of the Terminated Countries, or maintain any Regulatory Approval with respect to the applicable Territory Combination Product(s) in any of the Terminated Countries, that contains any Confidential Information of Gilead, any Gilead Regulatory Documentation or a Right of Reference provided by Gilead under this Agreement or any Ancillary Agreement following such termination in such Terminated Countries; provided, however, that the foregoing shall not preclude the exercise of the Janssen Specified Rights.
19.6.9.3    No later than thirty (30) days after the date of such termination, each Party shall make arrangements for, at the election of the other Party, either the return or disposal of any Confidential Information of the other Party, whether such Confidential Information is in tangible or intangible form (except for one (1) copy which may be retained solely for archival purposes); provided, however, that the foregoing shall not apply with respect to any such Confidential Information (i) to the extent that this Agreement or any other binding agreement between the Parties (or their respective Affiliates) expressly provides that the returning Party retains the right to use such Confidential Information (e.g., with respect to a Territory Combination Product other than the Territory Combination Product that is subject to such termination, or in the case of a surviving license) following such termination in such Terminated Countries or (ii) in the case of a country-specific termination, to the extent that such Confidential Information is relevant to any country that is not one of the Terminated Countries.
19.6.9.4    No later than thirty (30) days after the date of such termination, the Parties shall coordinate in good faith to wind down matters relating to the Manufacture and supply of the applicable Territory Combination Product(s) with respect to the Terminated Countries, including the appropriate disposition of any quantities of such Territory Combination Product(s) or any unused Supplied RPV for use therein then in Gilead’s (or its Affiliates’ or Sublicensees’) inventory to the extent not usable for commercialization in any country that is not one of the Terminated Countries, if any.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

19.6.10    Termination Due to Material Breach. Except to the extent expressly precluded by this Agreement, the aggrieved Party may also seek damages and other relief for such Material Breach and (for the avoidance of doubt) for any other breach of this Agreement.
19.6.11    Voluntary Termination of Supply Obligations by Janssen.
19.6.11.1    If Janssen voluntarily terminates its supply obligations under this Agreement and the RPV Supply Agreement with respect to a Territory Combination Product pursuant to Section 19.5.1, then, at the request of Gilead, the Parties shall negotiate an amendment to this Agreement pursuant to which Janssen shall no longer have any obligation to supply RPV with respect to such Territory Combination Product for the remainder of the Term, but according to which Gilead may continue to develop and commercialize such Territory Combination Product in the countries in the Territory for the remainder of the Term and following expiration of this Agreement, if applicable (other than, for clarity, in any countries that are Terminated Countries with respect to such Territory Combination Product) using RPV supplied from Third Parties or manufactured by Gilead or an Affiliate of Gilead. Such amendment(s) shall (a) grant Gilead such licenses or sublicenses as may be required in order for Gilead to obtain RPV with respect to the applicable Territory Combination Product from Third Parties or for Gilead or an Affiliate of Gilead to manufacture RPV with respect to the applicable Territory Combination Product (including any such licenses or sublicenses as may be required in the event of any transfer of any Information and Inventions under subsection (ii) of Section 19.6.3.2), (b) provide to Janssen analogous compensation for a given Unit of such Territory Combination Product (taking account of the fact that Janssen will not be paid for supplying RPV with respect to such Territory Combination Product and the fact that Gilead will have to manufacture or contract with a Third Party to manufacture RPV with respect to such Territory Combination Product) and (c) include such other commercially reasonable terms and conditions as may be required to reflect the fact that Janssen is no longer the supplier of RPV to Gilead with respect to such Territory Combination Product. Such amendment(s) shall also permit Gilead to continue to sublicense to, and use, any Third Party Distributor or Affiliate of Gilead (but excluding any Generic Licensee) as specified in this Agreement.
19.6.11.2    Without limitation of any of the foregoing, upon Gilead's request and [*], Janssen shall (i) provide reasonable assistance to Gilead or its Affiliate in sourcing RPV with respect to the applicable Territory Combination Product from an alternate Third Party supplier and/or (ii) transfer to Gilead's selected Third Party supplier or, if Gilead or an Affiliate of Gilead will manufacture RPV with respect to such Territory Combination Product, Gilead or such Affiliate, all Information and Inventions Controlled by Janssen that are necessary or useful to enable the manufacture of RPV with respect to such Territory Combination Product by providing copies or samples of relevant documentation, materials and other embodiments of such Information and Inventions, and by making available Janssen's qualified technical personnel on a reasonable basis to consult with, such Third Party supplier, Gilead or such Affiliate, as applicable, with respect to such Information and Inventions and the manufacturing process for RPV.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

19.6.11.3    Following such termination under Section 19.5.1, Janssen's indemnity obligations hereunder with respect to RPV supplied by a Third Party to Gilead or manufactured by Gilead or its Affiliate with respect to the applicable Territory Combination Product (and its incorporation into such Territory Combination Product) shall apply (a) only with respect to any country for which the Monthly Payment Term for such Territory Combination Product remains in effect at the time of the sale of the at-issue Territory Combination Product, and (b) only to the extent that any Losses are not attributable to the fault of the Third Party that supplies RPV or Gilead or an Affiliate of Gilead that manufactures RPV with respect to the applicable Territory Combination Product. In the case of any termination of Janssen’s supply obligations with respect to a Territory Combination Product pursuant to Section 19.5.1, the Parties shall coordinate in good faith to wind down matters relating to the supply of RPV with respect to such Territory Combination Product under the RPV Supply Agreement, including appropriate disposition of any unused RPV then in Gilead's (or its Affiliates’ or Sublicensees’) inventory to the extent not used or usable for commercialization or otherwise by Gilead.
19.6.12    Expiration. Upon expiration of this Agreement with respect to a Territory Combination Product in a given country, (a) for clarity, the Selling Party shall not be required to withdraw such Territory Combination Product in such country and all rights and licenses granted to the Selling Party under this Agreement (including in Article 9 and in the Janssen Distributor Agreement) with respect to such Territory Combination Product in such country shall remain in effect and shall be fully paid-up and perpetual; provided, however, that such rights and licenses shall remain subject to any Third Party License Payments incurred with respect to sales of such Territory Combination Product in such country after expiration of this Agreement in such country, which Third Party License Payments shall be paid by the Selling Party, and (b) notwithstanding anything to the contrary in this Agreement, (i) with respect to any Supplied RPV used to Manufacture any quantity of such Territory Combination Product that is subject to a Triggering Sale by Gilead or its Affiliate or Sublicensee in such country after such expiration, Gilead shall pay to Janssen an amount equal to [*] and (ii) with respect to any quantity of such Territory Combination Product that is subject to a Triggering Sale by Janssen or its Affiliate in such country after such expiration, Janssen shall pay to Gilead an amount equal to [*].
19.7    Accrued Liabilities; Survival.
19.7.1    Expiration or termination of this Agreement, in whole or in part, shall be without prejudice to any liabilities that shall have accrued prior to such expiration or termination or any remedies to which either Party may be entitled. Such expiration or termination shall not relieve a Party from obligations that are expressly indicated to survive such expiration or termination of this Agreement. In the event that there are any outstanding credit notes that were issued pursuant to this Agreement as of the date of any such expiration or termination, the issuing Party shall pay, promptly and in no event later than forty-five (45) days after such expiration or termination, to the non-issuing Party the amount set forth in such outstanding credit notes and, upon such payment, such notes shall no longer be in effect.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

19.7.2    Without limiting anything contained in Section 19.6, in the event of any termination of this Agreement for any reason, the following sections shall survive such termination: this Section 19.7 (“Accrued Liabilities; Survival”); Article 1 (“Definitions”); Section 2.3 (“Financial Reporting Committee”), to the extent necessary to exchange Net Selling Prices for purposes of calculating payments that accrued under this Agreement prior to the effective date of termination; Section 2.5 (“Expenses”), with respect to any costs and expenses incurred following termination with respect to the Financial Reporting Committee; Section 3.2.2.2a.ii; Section 3.2.2.2b.iii, last sentence only; Section 3.2.2.4 (“Confidentiality”); Section 3.2.4.4 (“Definition of Gilead Clinical Data”); Section 3.4.1(“Maintenance of Records”), for the time period set forth therein; Section 3.4.2 (“Access to Records”); Section 3.6 (“Publication of Results”) (but solely as it relates to any applicable clinical trials conducted prior to or ongoing at the end of the Term); Section 3.7 (“Third Party Uses of Combination Product Clinical Data”) (second sentence only, but not “provided, however,” and all language thereafter); Section 3.8 (“Limitations on Disclosure of [*]”), with respect to data required to be disclosed after termination pursuant to any provision that survives termination in accordance with this Section 19.7.2; Section 4.3.3.3 (“Limitations”); Section 4.5 (“Activities in Japan”), solely with respect to any rights or obligations of Gilead that survive termination hereof; Section 4.6 (“Records”), to the extent set forth therein; Section 4.7 (“Regulatory Costs and Expenses”), with respect to costs, expenses and fees incurred prior to the effective date of termination; Section 8.1.3 (“Adjustments”), with respect to any RPV supplied prior to the effective date of termination; Section 9.2.3 (“Data Exclusivity”); Sections 9.5.1 and 9.5.6 (“Third Party License Payments” and “Payments,” in each case, solely to the extent relating to Third Party License Payments that accrued prior to the effective date of termination); Section 9.6 (“Retained Rights”); Section 10.1.1 (“Payment of Pre-Conversion Supply Price”), with respect to any Supplied RPV delivered prior to the effective date of termination; Section 10.1.2 (“Monthly Payments”) and Annex M-1 (“Financial Calculations for Post-Conversion Supply Price and Additional Supply Price”), with respect to the Monthly Payment(s) in each of (a) the month in which termination occurs, and (b) the immediately preceding month, if the due date for any such Monthly Payment did not occur prior to termination; Section 10.2 (“Post-Conversion and Additional Supply Price Reductions”) and Annex M-2 (“Post-Conversion Supply Price Reductions for Gilead Countries”), with respect to any Supplied RPV used to Manufacture any quantity of Territory Combination Product that is subject to a Triggering Sale prior to the effective date of termination; Section 10.3 (“Monthly Payment Term”), with respect to the Monthly Payment(s) in each of (a) the month in which termination occurs, and (b) the immediately preceding month, if the due date for any such Monthly Payment did not occur prior to termination; Section 10.4 (“Mode of Payment”), with respect to any payments that accrued under the Agreement prior to the effective date of termination or that accrue after the effective date of termination pursuant to any provision that survives termination in accordance with this Section 19.7.2; Section 10.5.1 (“Pre-Conversion Supply Price Payments and Revaluation Pre-Conversion Payments”), Annex M-5 (“Payment Terms for Supplied RPV Invoices for Gilead Countries”) and Annex M-6 (“Revaluation of API”), with respect to any Supplied RPV delivered prior to the effective date of termination; Section 10.5.2 (“Monthly Payments”) with respect to the Monthly Payment(s) in each of (a) the month in which termination occurs, and (b) the immediately preceding month, if the due date for any such Monthly Payment did not occur prior to termination; Section 10.5.3 (“Monthly Payment Calculation”) and Annex M-1 (“Financial Calculations for Post-Conversion Supply

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Price and Additional Supply Price”), with respect to Units of Territory Combination Product sold prior to the effective date of termination; Section 10.5.4 (“Monthly Reports”), Annex M-1 (“Financial Calculations for Post-Conversion Supply Price and Additional Supply Price”) and Annex N (“Financial Reporting”), with respect to Units of Territory Combination Product for which Triggering Sales occurred prior to the effective date of termination (and any related information required to make revenue share calculations with regard to such Units); Section 10.5.5 (“Lost Supplied RPV”), with respect to Supplied RPV that becomes Lost Supplied RPV during the Calendar Year in which termination occurs; Section 10.5.6 (“Other Payments”), with respect to any payments that accrued under this Agreement or the RPV Supply Agreement prior to the effective date of termination or that accrue after the effective date of termination pursuant to any provision that survives termination in accordance with this Section 19.7.2 or the RPV Supply Agreement; Section 10.5.7 (“Communication of Non-Public Pricing Information”), to the extent necessary to exchange Net Selling Prices for purposes of calculating payments that accrued under this Agreement prior to the effective date of termination; Section 10.5.8 (“Other Reports”) and Annex N (“Financial Reporting”), with respect to any obligation under Annex N that survive termination; Section 10.6 (“Financial Records”), to the extent relating to payments made or accrued prior to termination of this Agreement and for the period set forth therein; Section 10.7 (“Currency Conversion”), Section 10.8 (“Audits”), Section 10.9 (“Interest Due”) and Section 10.10 (“Tax Withholding”), in each case with regard to payments made or accrued prior to termination of this Agreement, including payments under any In-License Requirements, final Monthly Payment(s) or payments with respect to any surviving sublicensed rights under any In-License Agreement; Section 10.11 (“Manufacturing Fees”); Annex M-3 (“Calculation of Manufacturing Fee Percentage”) and Annex M-4 (“Manufacturing Fees”), to the extent necessary to calculate the Manufacturing Fee with respect to Territory Combination Product for which Manufacturing Completion occurred during the Calendar Year in which this Agreement terminated and the Janssen Portion thereof (which shall account for such termination); Section 10.12 (“Branded Prescription Pharmaceutical Manufacturers Fee”), [*]; Article 11 (“Financial Calculations and Adjustments”, the Monthly Payment(s) in each of (a) the month in which termination occurs, and (b) the immediately preceding month, if the due date for any such Monthly Payment did not occur prior to termination and any amounts payable that are accrued prior to the effective date of termination; Article 13 (“Pharmacovigilance Agreement; Product Recall and Withdrawal”), solely as it relates to recalls of Territory Combination Product sold during the Term or after termination as necessary to comply with Applicable Law or any In-License Requirements, except with respect to Section 13.4, which shall survive for the time period set forth therein; Section 14.1 (“Ownership of Intellectual Property”), including all subsections thereof; Section 14.2.1 (“Gilead Patents”); Section 14.2.2 (“Janssen Patents”), only the first and last sentences; Section 14.2.3.2 (“Other Joint Patents”), where all Joint Patents shall be governed by such section following termination of this Agreement; Section 14.2.3.3; Section 14.2.4 (“Extensions”), except that all Joint Patents shall be governed by the third sentence thereof; Section 14.3 (“Liability for Prosecution and Maintenance”), to the extent that Section 14.1 and 14.2 survive; Section 14.4 (“Enforcement of Patents”), to the extent that any subsections of Section 14.4 survive; Section 14.4.1 (“Effect on In-License Agreements”), Section 14.4.4 and Section 14.4.7 (“Recoveries”), to the extent that Section 14.4.5 survives; Section 14.4.5 (“Joint Patents”); Section 14.5.1, solely as it relates to actions under Section 14.4.5; Section 14.5.2, solely with respect to Joint Patents; Section 14.6.1 (“Gilead Licensed

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Trademarks”); Section 14.6.2 (“Janssen Licensed Trademarks”), Section 14.6.3.1 (“Combination Product Trademarks; Registration”); Section 14.6.3.2 (“Infringement”), with respect to actions related to infringement commencing prior to the effective date of termination; Article 15 (“Confidentiality”); Section 16.2 (“Other Public Disclosures”), only with respect to Territory Combination Products; Section 16.3 (“Use of Names”); Section 17.1.7 (“No Debarment”), second sentence only; Section 17.1.9 (“Compliance with Applicable Law”), with respect to any activities performed after the effective date of termination pursuant to any provision that survives termination in accordance with this Section 19.7.2; Sections 17.2.1 and 17.3.1, which shall each survive for [*]); Section 17.4 (“Disclaimer”); Article 18 (“Indemnification and Insurance”); Section 19.3 (“Territory Combination Product Withdrawal”), last sentence only and only in the event of termination pursuant to Section 19.3; Section 19.5.2 (“Voluntary Termination by Gilead”), solely with regard to the post-termination consequences set forth therein, if applicable, and only in the event of termination pursuant to Section 19.5.2; Section 19.5.3 (“By Janssen Upon Gilead Failure to Develop”), solely with regard to the post-termination consequences set forth therein, if applicable, and only in the event of termination pursuant to Section 19.5.3; Section 19.6 (“Consequences of Expiration or Termination”); Article 20 (“General Provisions”); the Exhibits, to the extent applicable to the other surviving terms of this Agreement; and such other provisions hereof as are required for the interpretation or enforcement of those Articles and Sections; and any other provisions that by their terms survive termination of this Agreement. In addition to the foregoing, to the extent not surviving as described above, the provisions of Article 3 (“Development Activities”) and Article 4 (“Regulatory Matters”) shall survive solely as required for each Party to comply with Applicable Law. If this Agreement is terminated with respect to fewer than all of the countries in the Territory, then neither Party shall have any rights hereunder to Exploit any Territory Combination Product in the Terminated Countries, and the Parties’ respective rights and obligations under this Agreement as they relate to the Terminated Countries shall remain in effect only as described above in this Section 19.7, but the terms of this Agreement shall remain in full force and effect as they relate to the non-Terminated Countries. Upon termination of this Agreement with respect to all countries in the Territory, this Section 19.7.2 shall apply to all countries that comprised the Territory. For clarity, this Section 19.7.2 does not apply as a result of a termination by Janssen of its supply obligations pursuant to Section 19.5.1.
19.7.3    Without limiting anything contained in Section 19.6, in the event of expiration of this Agreement, the following sections shall survive: this Section 19.7 (“Accrued Liabilities; Survival”); Article 1 (“Definitions”); Section 2.3 (“Financial Reporting Committee”), to the extent necessary to exchange Net Selling Prices for purposes of calculating payments that accrued under this Agreement prior to the effective date of expiration; Section 2.5 (“Expenses”), with respect to any costs and expenses incurred following expiration with respect to the Financial Reporting Committee; Section 3.1.2 (“Clinical Data”); Section 3.2.2.2a.ii; Section 3.2.2.2b.iii, last sentence only; Section 3.2.2.4 (“Confidentiality”); Section 3.2.4.4 (“Definition of Gilead Clinical Data”); Section 3.2.5 (“Combination Product Clinical Data”), only with respect to the Territory Combination Products; Section 3.3 (“Performance; Subcontracting”); Section 3.4.1(“Maintenance of Records”), for the time period set forth therein; Section 3.4.2 (“Access to Records”); Section 3.6 (“Publication of Results”) (but solely as it relates to any applicable clinical trials conducted prior to or ongoing at the end of the Term); Section 3.7 (“Third Party

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Uses of Combination Product Clinical Data”) (second sentence only, but not “provided, however,” and all language thereafter); Section 3.8 (“Limitations on Disclosure of [*]”), with respect to data required to be disclosed after expiration pursuant to any provision that survives expiration in accordance with this Section 19.7.2; Section 4.1.2 (“Performance; Subcontracting”); Section 4.3 (“Regulatory Documentation to be Provided by the Parties”), only to the extent necessary to enable the Selling Party to continue conducting Commercialization Activities in countries where such Selling Party is conducting Commercialization Activities on the effective date of expiration and only for so long as the notified Party continues to Commercialize the Territory Combination Product; Section 4.4.2.1 (“Discussion of Single Agent Products or Double Agent Product”); Section 4.4.2.2 (“Label Change for Single Agent Products or Double Agent Product”) only to the extent necessary to enable the Selling Party to continue conducting Commercialization Activities in countries where such Selling Party is conducting Commercialization Activities on the effective date of expiration and only for so long as the notified Party continues to Commercialize the Territory Combination Product; Section 4.4.4 (“Regulatory Matters Concerning Single/Double Agent Products”); Section 4.4.5 (“Regulatory Matters Concerning a Party’s Compliance with Applicable Law”); Section 4.4.6 (“Activities in the EU”); Section 4.5 (“Activities in Japan”), solely with respect to any rights or obligations of Gilead that survive expiration hereof; Section 4.6 (“Records”), to the extent set forth therein; Section 4.7 (“Regulatory Costs and Expenses”), with respect to costs, expenses and fees incurred prior to the effective date of expiration; Section 4.8 (“Regulatory Dependencies”), only with respect to Marketing Approvals for the Territory Combination Products in Janssen Reliant Countries where Janssen is conducting Commercialization Activities on the effective date of expiration; Article 5 (Medical Affairs; Conferences); Section 6.2.3 (“Performance; Subcontracting”), other than clauses (i) and (ii) thereof; Section 6.5 (“Third Party Distributors”), only the first sentence; Section 6.6.1 (“Distribution Activities”); Section 6.8 (“Selection and Use of Trademarks”); Section 6.16 (“Janssen Distributor Agreement”); Section 8.1.3 (“Adjustments”), with respect to any RPV supplied prior to the effective date of expiration; Section 8.2.2 (“Supply of Territory Combination Products to Janssen”); Section 8.4 (“Additional Requirements”); Sections 9.1.1 and 9.1.2 (“Combination Product Development Activities and Commercialization Activities” and “Combination Product Manufacturing”) in each case, only as specified therein and in Section 19.6.4; Section 9.1.3 (“To Janssen”); Sections 9.2.1 and 9.2.2 (“Rights of Reference and Related Rights; to Gilead; to Janssen”), in each case, only as specified therein and in Section 19.6.4; Section 9.2.3 (“Data Exclusivity”); Sections 9.3.1 and 9.3.2 (“Sublicenses; for Manufacturing; for Development or Commercialization Activities”), in each case, only as specified in Section 19.6.4; Section 9.3.3 (“Limitations on Third Party Distributors”); Section 9.3.4 (“Sublicenses; to Affiliates”), as this provision relates to the sublicense of other licenses or other rights granted under Article 9 and solely as such Article relates to surviving licenses or other rights; Section 9.4 (“Trademark Licenses”), only in Section 19.6.4; Sections 9.5.1 and 9.5.6 (“Third Party License Payments” and “Payments,” in each case, solely to the extent relating to Third Party License Payments that accrued prior to the effective date of expiration or that become due following expiration of this Agreement with regard to any surviving sublicensed rights under any In-License Agreement); Sections 9.5.2 through 9.5.5 (“Existing RPV Licenses,” “In-License Requirements,” “Additional In-Licenses,” “Modifications or Amendments to any In-License Agreement,” with regard to any surviving sublicensed rights under any In-License Agreement); Section 9.6 (“Retained Rights”); Section

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

10.1.1 (“Payment of Pre-Conversion Supply Price”), with respect to any Supplied RPV delivered prior to the effective date of expiration or, subject to Section 19.6.4, any Supplied RPV provided following the effective date of expiration; Section 10.1.2 (“Monthly Payments”) and Annex M-1 (“Financial Calculations for Post-Conversion Supply Price and Additional Supply Price”), with respect to the Monthly Payment(s) in each of (a) the month in which expiration occurs, and (b) the immediately preceding month, if the due date for any such Monthly Payment did not occur prior to expiration; Section 10.2 (“Post-Conversion and Additional Supply Price Reductions”) and Annex M-2 (“Post-Conversion Supply Price Reductions for Gilead Countries”), with respect to any Supplied RPV used to Manufacture any quantity of Territory Combination Product that is subject to a Triggering Sale prior to the effective date of expiration; Section 10.3 (“Monthly Payment Term”) and Annex M-1 (“Financial Calculations for Post-Conversion Supply Price and Additional Supply Price”), with respect to the Monthly Payment(s) in each of (a) the month in which expiration occurs, and (b) the immediately preceding month, if the due date for any such Monthly Payment did not occur prior to expiration; Section 10.4 (“Mode of Payment”), with respect to any payments that accrued under the Agreement prior to the effective date of expiration or that accrue after the effective date of expiration pursuant to any provision that survives expiration in accordance with this Section 19.7.3; Section 10.5.1 (“Pre-Conversion Supply Price Payments and Revaluation Pre-Conversion Payments”), Annex M-5 (“Payment Terms for Supplied RPV Invoices for Gilead Countries”) and Annex M-6 (“Revaluation of API”), with respect to any Supplied RPV delivered prior to the effective date of expiration and, subject to Section 19.6.4, after the effective date of expiration; Section 10.5.2 (“Monthly Payments”) with respect to the Monthly Payment(s) in each of (a) the month in which expiration occurs, and (b) the immediately preceding month, if the due date for any such Monthly Payment did not occur prior to expiration; Section 10.5.3 (“Monthly Payment Calculation”) and Annex M-1 (“Financial Calculations for Post-Conversion Supply Price and Additional Supply Price”), with respect to Units of Territory Combination Product sold prior to the effective date of expiration; Section 10.5.4 (“Monthly Reports”), Annex M-1 (“Financial Calculations for Post-Conversion Supply Price and Additional Supply Price”) and Annex N (“Financial Reporting”), with respect to Units of Territory Combination Product for which Triggering Sales occurred prior to the effective date of expiration (and any related information required to make revenue share calculations with regard to such Units); Section 10.5.5 (“Lost Supplied RPV”), with respect to Supplied RPV that becomes Lost Supplied RPV during the Calendar Year in which expiration occurs; Section 10.5.6 (“Other Payments”), with respect to any payments that accrued under this Agreement or the RPV Supply Agreement prior to the effective date of expiration or that accrue after the effective date of expiration pursuant to any provision that survives expiration in accordance with this Section 19.7.2 or the RPV Supply Agreement; Section 10.5.7 (“Communication of Non-Public Pricing Information”), to the extent necessary to exchange Net Selling Prices for purposes of calculating payments that accrued under this Agreement prior to the effective date of expiration; Section 10.5.8 (“Other Reports”) and Annex N (“Financial Reporting”), with respect to any obligation under Annex N that survive expiration; Section 10.6 (“Financial Records”), to the extent relating to payments made or accrued prior to expiration of this Agreement and for the period set forth therein; Section 10.7 (“Currency Conversion”), Section 10.8 (“Audits”), Section 10.9 (“Interest Due”) and Section 10.10 (“Tax Withholding”), in each case with regard to payments made or accrued prior to expiration of this Agreement, including payments under any In-License Requirements, final Monthly Payment(s) or payments

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

with respect to any surviving sublicensed rights under any In-License Agreement; Section 10.11 (“Manufacturing Fees”); Annex M-3 (“Calculation of Manufacturing Fee Percentage”) and Annex M-4 (“Manufacturing Fees”), to the extent necessary to calculate the Manufacturing Fee with respect to Territory Combination Product for which Manufacturing Completion occurred during the Calendar Year in which this Agreement expired and the Janssen Portion thereof (which shall account for such expiration); Section 10.12 (“Branded Prescription Pharmaceutical Manufacturers Fee”), [*]; Article 11 (“Financial Calculations and Adjustments”, the Monthly Payment(s) in each of (a) the month in which expiration occurs, and (b) the immediately preceding month, if the due date for any such Monthly Payment did not occur prior to expiration and any amounts payable that are accrued prior to the effective date of expiration; Article 13 (“Pharmacovigilance Agreement; Product Recall and Withdrawal”), solely as it relates to recalls of Territory Combination Product sold during the Term or after expiration as necessary to comply with Applicable Law or any In-License Requirements, except with respect to Section 13.4, which shall survive for the time period set forth therein; Section 14.1 (“Ownership of Intellectual Property”), including all subsections thereof; Section 14.2.1 (“Gilead Patents”); Section 14.2.2 (“Janssen Patents”), only the first and last sentences; Section 14.2.3.2 (“Other Joint Patents”), where all Joint Patents shall be governed by such section following expiration of this Agreement); Section 14.2.3.3; Section 14.2.4 (“Extensions”), except that all Joint Patents shall be governed by the third sentence thereof; Section 14.2.5 (“Orange Book”); Section 14.3 (“Liability for Prosecution and Maintenance”), to the extent that Section 11.1 and 11.2 survive; Section 14.4 (“Enforcement of Patents”), to the extent that any subsections of Section 14.4 survive; Section 14.4.1 (“Effect on In-License Agreements”), Section 14.4.4 and Section 14.4.7 (“Recoveries”), to the extent that Section 14.4.5 survives; Section 14.4.5 (“Joint Patents”); Section 14.4.6 (“Paragraph (iv) Certifications; Notices of Allegation”); Section 14.5.1, solely as it relates to actions under Section 14.4.5; Section 14.5.2, solely with respect to Joint Patents; Section 14.6.1 (“Gilead Licensed Trademarks”); Section 14.6.2 (“Janssen Licensed Trademarks”), Section 14.6.3.1 (“Combination Product Trademarks; Registration”); Section 14.6.3.2 (“Infringement”); Article 15 (“Confidentiality”); Section 16.2 (“Other Public Disclosures”), only with respect to Territory Combination Products; Section 16.3 (“Use of Names”); Section 17.1.9 (“Compliance with Applicable Law”), with respect to any activities performed after the effective date of expiration pursuant to any provision that survives expiration in accordance with this Section 19.7.3; Section 17.1.11 (“Ethical Business Practices”), with respect to any activities performed after the effective date of expiration pursuant to any provision that survives expiration in accordance with this Section 19.7.3; Section 17.1.12 (“Cooperation with In-License Agreement Compliance”), only with regard to any surviving sublicensed rights under any In-License Agreement; Sections 17.2.1 and 17.3.1, which shall each survive for [*]); Section 17.4 (“Disclaimer”); Article 18 (“Indemnification and Insurance”); Section 19.5.1 (“Voluntary Termination of Supply Obligations by Janssen”); Section 19.5.1 (“Voluntary Termination of Supply Obligations by Janssen”); Section 19.6 (“Consequences of Expiration or Termination”); Article 20 (“General Provisions”), the Annexes, to the extent applicable to the other surviving terms of this Agreement; and such other provisions hereof as are required for the interpretation or enforcement of those Articles and Sections; and any other provisions that expressly survive expiration of this Agreement. In addition to the foregoing, to the extent not surviving as described above, the provisions of Article 3 (“Development Activities”) and Article 4 (“Regulatory Matters”) shall survive solely as required for each Party to comply with

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Applicable Law. If this Agreement expires with respect to fewer than all of the countries in the Territory, then neither Party shall have any rights hereunder to Exploit the Territory Combination Product in the countries for which this Agreement expired, and the Parties’ respective rights and obligations under this Agreement as they relate to such expired countries shall remain in effect only as described above in this Section 19.7, but the terms of this Agreement shall remain in full force and effect as they relate to the non-expired countries. Upon expiration of this Agreement with respect to all countries in the Territory, this Section 19.7.3 shall apply to all countries that comprised the Territory. Notwithstanding the definition of Territory Complera or Territory R/F/TAF Product, any license or other rights granted in Article 9 that survive expiration and apply to Territory Combination Product shall apply regardless of the sources of the RPV contained therein.

20	GENERAL PROVISIONS
20.1    Force Majeure. Neither Party shall be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement, except for the payment of any amounts under this Agreement, when such failure or delay is caused by or results from causes beyond the reasonable control of the non-performing Party, including fires, floods, embargoes, shortages, epidemics, quarantines, war, acts of war (whether war be declared or not), terrorism, insurrections, riots, civil commotion, acts of God or acts, omissions or delays in acting by any governmental authority (each, a “Force Majeure Event”). The non-performing Party shall notify the other Party of such Force Majeure Event within five (5) days after such occurrence by giving written notice to the other Party stating the nature of the event, its anticipated duration, and any action being taken to avoid or minimize its effect. The suspension of performance shall be of no greater scope and no longer duration than is necessary and the non-performing Party shall use, throughout the period of suspension of performance, commercially reasonable efforts to remedy its inability to perform; provided, however, that in the event the suspension of performance continues for ninety (90) days after the date such Force Majeure Event commences, the Parties shall meet to discuss in good faith how to proceed in order to accomplish the objectives of this Agreement. For purposes of this Agreement a Force Majeure Event shall not include a failure to commit sufficient resources, financial or otherwise, to the activities to be conducted pursuant to this Agreement or general market or economic conditions.
20.2    Notice. All notices, requests, reports, statements and other communications to either Party shall be in writing, shall refer specifically to this Agreement and shall be delivered personally, sent by nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, to the following respective addresses (or to such other address as may be specified by notice from time to time by the relevant Party):

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

if to Gilead, to:
Gilead Sciences, Inc. 333 Lakeside Drive Foster City, CA 94404 Attn: President & Chief Operating Officer
with copies to:
Gilead Sciences, Inc. 333 Lakeside Drive Foster City, CA 94404 Attn: Senior Vice President & General Counsel
if to Janssen, to:
Janssen R&D Ireland EastGate Village EastGate, Little Island Co. Cork, Ireland Attn: President
with copies to:
Janssen R&D Ireland EastGate Village EastGate, Little Island Co. Cork, Ireland Attn: Company Secretary
and	Office of the General Counsel Johnson & Johnson One Johnson & Johnson Plaza New Brunswick, NJ 08933 Attn: General Counsel

Any such communication shall be deemed to have been given (a) when delivered, if personally delivered during the recipient’s normal business hours, (b) on the Business Day after dispatch, if sent by nationally-recognized overnight courier and proof of delivery is obtained, and (c) on the third (3rd) Business Day following the date of mailing, if sent by mail. It is understood and agreed that this Section 20.2 is not intended to govern the day-to-day business communications necessary between the Parties in performing their duties, in due course, under the terms of this Agreement. Whenever this Agreement requires or permits the giving of notice by or to Gilead, such notice may be given by or to Gilead Parent on behalf of Gilead.
20.3    Further Assurances. Each Party shall use commercially reasonable efforts to duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further ministerial, administrative or similar acts and things, including the filing of such assignments, agreements, documents and instruments, as may be necessary, or as the other Party may reasonably request, to carry out more effectively the provisions and

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

purposes hereof, or to better assure and confirm unto such other Party its rights and remedies under this Agreement.
20.4    Successors and Assigns. The terms and provisions hereof shall inure to the benefit of, and be binding upon, the Parties and their respective successors and permitted assigns. Except as expressly permitted in this Agreement, neither Party may, without the prior written consent of the other Party, assign or otherwise transfer any of its rights and interests or subcontract or otherwise delegate any of its obligations under this Agreement. Notwithstanding the foregoing, (i) either Party, without such consent, may assign its rights and delegate its duties under this Agreement to an Affiliate which is a directly or indirectly wholly-owned subsidiary of Gilead Parent or Janssen Parent, as the case may be, provided that, except as set forth in clause (ii) below, such assignment or delegation to an Affiliate shall terminate automatically at such time, if any, as such Affiliate ceases to be wholly-owned, directly or indirectly, by Gilead Parent or Janssen Parent, as the case may be, unless such Affiliate owns substantially all the assets of Gilead or Janssen, as the case may be, that are described in clause (ii)(A) of this Section 20.4, respectively, and (ii) each of Gilead and Janssen, without the prior written consent of the other, may assign its rights and delegate its duties under this Agreement, whether by contract or operation of law, (A) to any Third Party that acquires (through the purchase of assets, stock or otherwise) substantially all of the assets of such Party [*], or (B) in connection with a merger or consolidation of (1) in the case of Gilead as the assigning Party, Gilead Parent, or (2) in the case of Janssen as the assigning Party, Janssen, in each case ((1) and (2)), with or into any Third Party, to such Third Party or to the surviving entity in such merger or consolidation with such Third Party. For purposes of clause (ii)(A) of this Section 20.4, “Party” shall refer to the applicable Party and those of its Affiliates that have been or are anticipated to be engaged in the activities hereunder. Any purported assignment, transfer, subcontract or delegation by either Party in violation of the terms of this Section 20.4 shall be null and void and of no legal effect. In the event that a Party delegates any of its obligations under this Agreement to a subcontractor, or makes any other assignment of this Agreement (other than pursuant to clause (ii)(B) above), the delegating or assigning Party shall remain primarily (and not secondarily or derivatively) liable for the full and timely performance by such subcontractor or assignee of all such Party’s obligations under this Agreement. For clarity, for purposes of this Agreement, neither Party nor any of its Affiliates shall constitute a subcontractor of the other Party or any of its Affiliates and no activity performed by a Party or its Affiliates shall be deemed performed “on behalf” of the other Party.
20.5    Governing Law. The interpretation, construction and performance of this Agreement, the rights granted and obligations arising hereunder, shall be governed in accordance with the substantive laws of New York, exclusive of its conflicts of law rules. Notwithstanding anything to the contrary herein, the interpretation and construction of any Patents shall be governed in accordance with the laws of the jurisdiction in which such Patents were filed or granted, as the case may be.
20.6    Dispute Resolution.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

20.6.4    Escalation. If the Parties, their Affiliates or the Alliance Managers do not reach agreement with respect to any matter within five (5) Business Days of such matter being referred to them, and such matter (a) relates to or arises out of this Agreement, including any such matter which requires a determination as to the validity (including any claim of inducement of this Agreement by fraud or otherwise), application, interpretation or construction of, or the compliance with or breach of, or termination of this Agreement or any Ancillary Agreement, (b) requires their mutual agreement hereunder or under an Ancillary Agreement, or (c) is designated hereunder or under any Ancillary Agreement for decision by the Parties or their respective Affiliates or the Alliance Managers (a “Dispute”), then, unless this Agreement expressly provides otherwise, either Party may refer such Dispute for resolution to the Executives. For clarity, a decision of the Executives shall not constitute an amendment to this Agreement unless executed in writing and signed by the duly authorized representatives of each Party.
20.6.5    Resolution of Dispute Following Escalation. If the Executives do not reach agreement on a Dispute referred to them within ten (10) Business Days after such referral (the “Executives Review Period”), then the following provisions of this Section 20.6.2 shall apply.
20.6.5.1    Disputes Subject to Final Decision-Making Authority. Unless (a) this Agreement or any Ancillary Agreement expressly requires the mutual agreement of the Parties or the Alliance Managers with respect to the matter that is the subject of such Dispute, (b) this Agreement or any Ancillary Agreement expressly requires a Party’s or its Alliance Manager’s consent or approval with respect to the matter that is the subject of such Dispute, (c) the Dispute is an Arbitration Matter or (d) the Dispute is an Expert Dispute or Patent Matter, then (i) subject to any other provisions of this Agreement and any applicable Ancillary Agreement, Gilead shall have final decision-making authority with respect to such Dispute to the extent (x) [*] and (y) Gilead is granted final decision-making authority in Sections 3.6.5, and, for the Gilead Countries, 13.2.2 (regarding the conduct of the applicable recall or withdrawal); (ii) subject to any other provisions of this Agreement and any applicable Ancillary Agreement, including the RPV Supply Agreement, Janssen shall have final decision-making authority with respect to such Dispute to the extent (x) [*] and (y) Janssen is granted final decision-making authority in Sections 3.6.4 and, for the Janssen Countries, 13.2.2 (regarding the conduct of the applicable recall or withdrawal); and (iii) subject to Article 14, each Party shall have final decision-making authority with respect to the prosecution, maintenance, enforcement and defense of its intellectual property. For clarity, Disputes identified in clauses (a), (b) or (d) of this Section 20.6.2.1 shall not be considered Arbitration Matters subject to resolution under Section 20.7.
20.6.5.2    Matters Requiring Mutual Agreement or Consent. If (a) this Agreement or any Ancillary Agreement expressly requires the mutual agreement of the Parties or the Alliance Managers with respect to the matter that is the subject of such Dispute or (b) this Agreement or any Ancillary Agreement expressly requires a Party’s or its Alliance Manager’s consent or approval with respect to the matter that is the subject of such Dispute, then such Dispute shall remain unresolved to the extent such Dispute requires such mutual agreement,

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

consent or approval unless and until the Parties or Alliance Managers reach mutual agreement, or the Party or its Alliance Manager gives its consent or approval, as applicable. For avoidance of doubt, an impasse between the Parties (or the Parties’ Alliance Managers) regarding any matter with respect to which a Party (or its Alliance Manager) has the right hereunder to withhold its (or their) consent, in such Party’s sole discretion or judgment, or any matter that is otherwise committed to the sole discretion or judgment of a Party hereunder, shall not be subject to arbitration pursuant to Section 20.7. In the event of any such impasse described in clause (a) or (b), no action with respect to such matter shall be taken without the agreement or consent of a Party whose agreement or consent is required hereunder or to whose discretion such action is committed, and no action of one Party that has the right to conduct such action hereunder may be blocked by the other Party unless its agreement or consent thereto is required hereunder.
20.6.5.3    Expert Disputes. If the Dispute is designated in this Agreement or any Ancillary Agreement as an Expert Dispute, then the Parties shall refer the dispute to the applicable primary Expert selected pursuant to Section 20.6.3 or if unavailable, the applicable alternate Expert. Within five (5) Business Days after the applicable Expert is engaged with respect to such Expert Dispute, each Party shall provide such Expert and the other Party with a written summary of such Party’s position with respect to the Expert Dispute, along with any relevant evidence in support thereof. The Expert shall make a final decision with respect to the Expert Dispute within five (5) Business Days following receipt of the Parties’ written summaries. The decision by the Expert shall be final and binding, and not subject to appeal of any kind.
20.6.5.4    Patent Matters. To the extent the Dispute is a Patent Matter, then either Party may refer such Patent Matter for resolution pursuant to Section 20.8.2.
20.6.5.5    Arbitration Matters. To the extent the Dispute is an Arbitration Matter, then either Party may refer such Arbitration Matter to binding arbitration pursuant to Section 20.7.
20.6.6    Selection of Expert(s). Within sixty (60) days after the Restatement Effective Date, the Parties shall agree upon a list of one or more mutually acceptable, disinterested, conflict-of-interest free individuals who have expertise relevant to, and knowledge of, matters related to potential Expert Disputes, which individual(s) (a) if agreed by the Parties, may be assigned to one or more categories of Expert Disputes, and (b) to the extent there is more than one of such individuals (if applicable, for any category of Expert Dispute), shall be designated as either a primary Expert or an alternate Expert (each such individual, an “Expert”).
20.6.7    Remedies. Nothing in this Section 20.6 is intended to, or shall limit or modify, either Party’s rights under Section 15.6 or Section 20.7.8 to seek injunctive relief.
20.7    Arbitration.
20.7.1    Arbitration Matters shall be referred initially to the Executives as provided in Section 20.6. If such Arbitration Matter is not resolved as provided in Section 20.6, then, unless the Parties agree in writing to alternate provisions, such Arbitration Matter shall be

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

resolved exclusively through binding arbitration administered by Judicial and Mediation Services “JAMS”) (or any successor entity thereto) and in accordance with the Comprehensive Arbitration Rules and Procedures then in effect, except where those rules conflict with these provisions, in which case these provisions control. The arbitration will be held in New York, New York.
20.7.2    The panel shall consist of three arbitrators appointed in accordance with Section 20.7.3 (unless the Parties agree on the selection of the arbitrators), each of whom shall be a lawyer with at least fifteen (15) years’ experience with a law firm or corporate law department of over twenty-five (25) lawyers or who was a judge of a court of general jurisdiction. In the event the aggregate damages sought by the claimant are stated to be less than five million U.S. dollars ($5,000,000), and the aggregate damages sought by the counterclaimant are stated to be less than five million U.S. dollars ($5,000,000), and neither side seeks equitable relief, then a single arbitrator shall be chosen in accordance with Section 20.7.3, having the same qualifications and experience specified above. Each arbitrator shall be impartial and independent of the Parties and shall abide by the Code of Ethics for Arbitrators in Commercial Disputes (available at  http://www.adr.org/EthicsAndStandards).
20.7.3    In the event the Parties cannot agree upon selection of the arbitrator(s), JAMS will select arbitrator(s) as follows: JAMS shall provide the Parties with a list of no less than twenty-five (25) proposed arbitrators (fifteen (15) if a single arbitrator is to be selected) having the credentials referenced above. Within fifteen (15) days of receiving such list, the Parties shall rank at least sixty-five percent (65%) of the proposed arbitrators on the initial JAMS list, after exercising cause challenges. The Parties may then jointly interview the five candidates (three if a single arbitrator is to be selected) with the highest combined rankings for no more than one hour each and, following the interviews, may exercise one peremptory challenge each. The panel will consist of the remaining three candidates (or one, if one arbitrator is to be selected) with the highest combined rankings. In the event these procedures fail to result in selection of the required number of arbitrators, JAMS shall select the appropriate number of arbitrators (having the credentials referenced above), allowing each side challenges for cause and one peremptory challenge each.
20.7.4    The Parties agree to cooperate (i) to attempt to select the arbitrator(s) by agreement within thirty (30) days of initiation of the arbitration, including jointly interviewing the final candidates, (ii) to meet with the arbitrator(s) within thirty (30) days of selection and (iii) to agree at that meeting or before upon procedures for discovery and as to the conduct of the hearing which will result in the hearing being concluded within no more than six (6) months after selection of the arbitrator(s) and in the award being rendered within sixty (60) days of the conclusion of the hearings, or of any post‑hearing briefing, which briefing will be completed by both sides within thirty (30) days after the conclusion of the hearings.
20.7.5    In the event the Parties cannot agree upon procedures for discovery and conduct of the hearing that meet the schedule set forth in Section 20.7.4, then the arbitrator(s) shall set dates for the hearing, any post‑hearing briefing, and the issuance of the award following the schedule set forth in Section 20.7.4 as closely as practical. The arbitrator(s) shall provide for

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

discovery according to those time limits, giving recognition to the understanding of the Parties that they contemplate reasonable discovery, including document demands and depositions, but that such discovery will be limited so that the schedule set forth in Section 20.7.4 may be met without difficulty. In no event will the arbitrator(s), absent agreement of the Parties, allow more than ten (10) days for the hearing. Multiple hearing days will be scheduled consecutively to the greatest extent possible. The arbitrator(s) shall have power to exclude evidence on grounds of hearsay, prejudice beyond its probative value, redundancy, or irrelevance and no award shall be overturned by reason of any ruling on evidence. A transcript of the testimony adduced at the hearing shall be made and shall, upon request, be made available to either Party.
20.7.6    The arbitrator(s) are expressly empowered to decide dispositive motions in advance of any hearing, including but not limited to motions to dismiss and motions for summary judgment, and shall endeavor to decide such motions as would a federal district judge sitting in the State of New York.
20.7.7    The arbitrator(s) shall decide the issues presented in accordance with the governing law set forth in Section 20.5. The arbitrator(s) shall render a written opinion stating the reasons upon which the award is based. To the extent possible, the arbitration hearings and award will be maintained in confidence.
20.7.8    Nothing in this Agreement, including this Section 20.7, shall preclude either Party from seeking interim or provisional relief, including a temporary restraining order, preliminary injunction or other interim equitable relief concerning a Dispute with the other Party, either prior to or during the dispute resolution procedures set forth in this Section 20.7, if necessary to protect the interests of such Party.
20.7.9    EACH PARTY HERETO WAIVES ANY CLAIM OF DAMAGES TO THE EXTENT THAT SUCH DAMAGES ARE PRECLUDED PURSUANT TO SECTION 18.8.
20.7.10    EACH PARTY HERETO WAIVES ANY CLAIM FOR ATTORNEYS’ FEES AND COSTS FROM THE OTHER (but for clarity, such waiver is not intended to limit a Party’s right to indemnification for Proceedings and Losses under Article 18).
20.7.11    EACH PARTY HERETO WAIVES ITS RIGHT TO TRIAL OF ANY ISSUE BY JURY.
20.8    Consent to Jurisdiction.
20.8.1    Each Party, for the purpose of enforcing an award under Section 20.7 or for seeking interim or provisional relief as contemplated in Section 20.7.8 with respect to any breach of this Agreement or any Ancillary Agreement, (i) irrevocably submits to the exclusive (or in the case of such interim or provisional relief or the enforcement of judgments or court orders, non-exclusive) jurisdiction of the federal and state courts located in the City of New York, State of New York (the “Court”), and (ii) agrees not to raise any objection at any time to the laying or maintaining of the venue of any action, suit or proceeding for such purpose in any

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

such Court, irrevocably waives any claim that such action, suit or other proceeding has been brought in an inconvenient forum, including any forum non conveniens argument, and further irrevocably waives the right to object, with respect to such action, suit or other proceeding, that such Court does not have any jurisdiction over such Party. Each Party further agrees that service of any process, summons, notice or document by U.S. registered mail to such Party’s notice address provided for in this Agreement shall be effective service of process for any action, suit or proceeding in the Court with respect to any matters to which it has submitted to jurisdiction in this Section 20.8.1.
20.8.2    Notwithstanding anything in this Agreement to the contrary, any Patent Matter with respect to a given Patent shall be subject to adjudication in accordance with the laws of the country in which such Patent is pending or has been issued.  The Parties agree that the venue of any such adjudication involving a Patent pending in or issued by the United States shall be a U.S. federal district court sitting in the City of New York, State of New York, and for a Patent pending in or issued by any other country, any competent court having jurisdiction over the subject of the Patent Matter sitting in the capital of such country (or if there is not any such competent court in the capital, a location reasonably proximate to the capital) and each Party irrevocably submits to the jurisdiction of such court.  Each Party agrees not to raise any objection at any time to the laying or maintaining of the venue of any action, suit or proceeding for such purpose in any such court, irrevocably waives any claim that such action, suit or other proceeding has been brought in an inconvenient forum, including any forum non conveniens argument, and further irrevocably waives the right to object, with respect to such action, suit or other proceeding, that such court does not have any jurisdiction over such Party.
20.9    Waiver. A Party’s failure to enforce, at any time or for any period of time, any provision of this Agreement, or to exercise any right or remedy, does not constitute a waiver of such provision, right or remedy, or prevent such Party thereafter from enforcing any or all provisions and exercising any or all rights and remedies. The exercise of any right or remedy does not constitute an election or prevent the exercise of any or all rights or remedies, all rights and remedies being cumulative.
20.10    Severability. If any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect, then, to the fullest extent permitted by Applicable Law, (a) all other provisions hereof shall remain in full force and effect and shall be liberally construed in order to carry out the intent of the Parties as nearly as may be possible, and (b) the Parties agree to use commercially reasonable efforts to negotiate a provision, in replacement of the provision held invalid, illegal or unenforceable, that is consistent with Applicable Law and accomplishes, as nearly as possible, the original intention of the Parties with respect thereto.
20.11    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which, taken together, shall constitute one and the same instrument.
20.12    Construction. Except where the context otherwise requires, wherever used the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders. The words “hereof” and “hereunder”, and words of similar import,

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

shall be construed to refer to this Agreement (including the Annexes hereto) as an entirety and not to any particular provision. The word “including” as used herein shall mean, including, without limiting the generality of any description preceding such term. Thus, e.g., “including” shall be interpreted as meaning “including without limitation” or “including but not limited to”, regardless of whether the words “without limitation” or “but not limited to” actually follow the term “including”. Similarly, the terms “such as”, “for example”, and “e.g.” shall be understood as referring to non-limiting illustrations or examples. The word “or” is used in the inclusive sense (and/or). Any reference to a supranational, national, federal, state, local, or foreign statute or law shall be understood to refer to the applicable version of the law or statute then in force (as it may have been amended or superseded) as well as all rules and regulations promulgated thereunder, unless the context requires otherwise. All references to “dollars” or “$” shall mean United States dollars, and all references to “€” shall mean Euros. The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. Any reference in this Agreement to a matter or action being subject to the “mutual agreement” or “mutual consultation” of the Parties, or words of similar import, shall not be construed as an agreement that the Parties shall agree to such matter or action. The language of this Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party.
20.13    Status of the Parties. Neither Party shall have the right to enter into any agreements or take action on behalf of the other Party, nor shall it represent to any Person that it has any such right or authority. Nothing in this Agreement shall be construed as establishing a partnership or joint venture relationship between the Parties.
20.14    Entire Agreement.
20.14.1    Subject to Section 11.10, as of the Restatement Effective Date, this Agreement shall amend and restate in its entirety the Original Agreement; provided, however, that, except as provided in Section 20.17, such amendment and restatement shall not affect any rights or obligations of the Parties that accrued under the Original Agreement prior to the Restatement Effective Date. For clarity, (i) the provisions of this Agreement with respect to TAF, including any provisions of this Agreement with respect to the R/F/TAF Product, shall have no application to any period prior to the Restatement Effective Date and (ii) except as provided in Section 20.17, the provisions of this Agreement to the extent different from the provisions of the Original Agreement shall have no application to any period prior to the Restatement Effective Date.
20.14.2    Subject to Section 20.14.1, this Agreement (including the Annexes hereto), together with the Ancillary Agreements executed on or before the Restatement Effective Date by the Parties that remain in effect after the Restatement Effective Date, constitutes, on and as of the Restatement Effective Date, the entire agreement of the Parties with respect to the subject matter hereof, and all prior or contemporaneous understandings or agreements between Gilead, on the one hand, and Janssen, on the other hand, whether written or oral, with respect to such subject matter are hereby superseded in their entireties; provided, however, that (a) the

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

CDA shall be superseded solely to the extent applicable to the subject matter of this Agreement and (b) certain other agreements and side letters shall terminate, remain in effect or be modified as separately mutually agreed by the Parties in a written instrument dated as of the date hereof. This Agreement shall not be amended in any respect whatsoever except by a further agreement, in writing, fully executed by Gilead and Janssen.
20.15    Third Parties. Except as set forth in Article 18 as to those Third Parties expressly referred to therein, the agreements, covenants, warranties and representations contained herein are for the benefit of the Parties only and are not for the benefit of any Third Parties.
20.16    Guarantee. Janssen shall cause Janssen Pharmaceutica NV to deliver to Gilead a letter in substantially the form of Annex U-1, and Gilead Parent shall deliver to Janssen, a letter in substantially the form of Annex U-2, in each case confirming that the guarantee agreement delivered by it under the Original Agreement covers this Agreement.
20.17    Prior Diligence. Janssen agrees not to assert any claim that Gilead failed to used Commercially Reasonable Efforts to conduct any activities that it was required to use Commercially Reasonable Efforts to conduct under the Original Agreement prior to the Restatement Effective Date.
[Signatures on following page]

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

IN WITNESS WHEREOF, the Parties have caused this Amended & Restated Collaboration Agreement to be duly executed and delivered as of the date first above written.

JANSSEN R&D IRELAND

By:	/s/ Margaret Dunlea Name: Margaret Dunlea Title: Managing Director

Signature Page to Amended & Restated Collaboration Agreement (Complera and the R/F/TAF Product)

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

IN WITNESS WHEREOF, the Parties have caused this Amended & Restated Collaboration Agreement to be duly executed and delivered as of the date first above written.

GILEAD SCIENCES, INC.

By:	/s/ John F. Milligan Name: John F. Milligan, Ph.D. Title: President and Chief Operating Officer
GILEAD SCIENCES IRELAND UC

By:	/s/ John F. Milligan Name: John F. Milligan, Ph.D. Title: Director

Signature Page to Amended & Restated Collaboration Agreement (Complera and the R/F/TAF Product)

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

ANNEXES

to

AMENDED AND RESTATED COLLABORATION AGREEMENT

(Complera and the R/F/TAF Product)

These annexes (these “Annexes”) are attached to and form part of the Amended and Restated Collaboration Agreement (Complera and the R/F/TAF Product) by and among Gilead Sciences, Inc., Gilead Sciences Ireland UC (formerly Gilead Sciences Limited) and Janssen R&D Ireland, dated as of December 23, 2014 as may be amended from time to time (the “Collaboration Agreement”). Capitalized terms used in these Annexes and not otherwise defined herein shall have the meanings ascribed thereto in the Collaboration Agreement. Unless otherwise specified, the term “Section” refers to the specified Section of the Collaboration Agreement.

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annexes

Annex A-1	-	Gilead Licensed Trademarks
Annex A-2	-	Janssen Licensed Trademarks
Annex B-1	-	Gilead Patents
Annex B-2	-	Janssen Patents
Annex C	-	Alliance Managers as of the Restatement Effective Date
Annex D	-	[Reserved]
Annex E	-	[Reserved]
Annex F	-	Required Minimum Details
Annex G	-	[Reserved]
Annex H	-	Calculation of Working Percentages
Annex I	-	Calculation of Actual Percentages
Annex J	-	[Reserved]
Annex K	-	[Reserved]
Annex L	-	[Reserved]
Annex M-1	-	Financial Calculations for Post-Conversion Supply Price and Additional Supply Price
Annex M-2	-	Post-Conversion Supply Price Reductions for Gilead Countries
Annex M-3	-	Calculation of Manufacturing Fee Percentage
Annex M-4	-	Manufacturing Fees
Annex M-5	-	Payment Terms for Supplied RPV Invoices
Annex M-6	-	Revaluation of API
Annex M-7	-	Janssen Universal Calendar Year for 2015
Annex N	-	Financial Reporting
Annex O	-	[Reserved]
Annex P	-	[Reserved]
Annex Q	-	[Reserved]
Annex R	-	[Reserved]
Annex S-1	-	Gilead Restatement Effective Date Press Release
Annex S-2	-	Janssen Restatement Effective Date Press Release
Annex T	-	Compliance with Laws
Annex U-1	-	Form of Janssen Guarantee Acknowledgement
Annex U-2	-	Form of Gilead Guarantee Acknowledgement
Annex V	-	[Reserved]
Annex W	-	Existing RPV Licenses; Janssen In-License Requirements
Annex X	-	[Reserved]
Annex Y	-	Existing Gilead Licenses
Annex Z	-	Janssen Distributor Agreement
Annex AA-1	-	Regions
Annex AA-2	-	Janssen Countries
Annex BB	-	[Reserved]
Annex CC	-	[Reserved]
Annex DD	-	[Reserved]

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex EE	-	Planned or Possible R/F/TAF Product Clinical Studies
Annex FF	-	Co-Detailing Countries
Annex GG-1	-	GS 7340; Tenofovir Alafenamide Fumarate
Annex GG-2	-	Tenofovir Disoproxil Fumarate
Annex GG-3	-	Emtricitabine
Annex GG-4	-	Rilpivirine
Annex GG-5	-	3TC
Annex GG-6	-	[Reserved]
Annex HH	-	Ongoing Edurant Studies
Annex II	-	Rights of Reference
Annex JJ	-	Registration Plan
Annex KK	-	Insurance Requirements

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex A-1: Gilead Licensed Trademarks
Janssen Countries

COUNTRY	VIREAD	EMTRIVA	TRUVADA
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Hong Kong	Reg. No. 300139239	Reg. No. 300093140	Reg. No. 300265220
[*]	[*]	[*]	[*]
Israel	Reg. No. 169682	Reg. No. 167429	Reg. No. 174244
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Annex A-1 Page 1 of 3

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

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[*]	[*]	[*]	[*]
Mexico	Reg. No. 696914	Reg. No. 819568	Reg. No. 859177
Russia	Int’l Reg. No. 822747	Reg. No. 293835	Int’l Reg. No. 834700
[*]	[*]	[*]	[*]
Singapore	Int’l Reg. No. 822747	Reg. No. T03/16592G	Int’l Reg. No. 834700
South Korea	Int’l Reg. No. 822747	Reg. No. 606230	Int’l Reg. No. 834700
[*]	[*]	[*]	[*]
Taiwan	Reg. No. 1122967	Reg. No. 1105735	Reg. No. 1150544
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

Annex A-1 Page 2 of 3

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

[*]

[*]	[*]	[*]	[*]
Australia	Reg. No. 859695	Reg. No. 974318	Int’l. Reg. No. 1028912 [*]
Canada	Reg. No. TMA577,635	Reg. No. TMA676,539	Reg. No. TMA677,907
Croatia	Reg. No. Z20040016	Reg. No. Z20031553A	Reg. No. Z20041286
Czech Republic	Unregistered	Reg. No. 264137	Unregistered
Estonia	Unregistered	Reg. No. 40344	Unregistered
European Union*	[*]	Reg. No. 3399466	Reg. No. 3965861
Hungary	Unregistered	Reg. No. 180771	Unregistered
Iceland	Int’l Reg. No. 822747	Reg. No. 951/2003	Int’l Reg. No. 834700
Ireland	Unregistered	Unregistered	Reg. No. 229350
Latvia	Unregistered	Reg. No. M53901	Unregistered
Lithuania	Unregistered	Reg. No. 49985	Unregistered
New Zealand	Reg. No. 706633	Reg. No. 702933	Reg. No. 716561
Norway	Reg. No. 209953	Reg. No. 24467	Int’l Reg. No. 834700
Poland	Unregistered	Reg. No. 177366	Unregistered
Romania	Int’l Reg. No. 822747	Reg. No. 57647	Int’l Reg. No. 834700
Slovak Republic	Unregistered	Reg. No. 207833	Unregistered
Slovenia	Unregistered	Reg. No. 200371487	Unregistered
Switzerland	Reg. No. 485710	Reg. No. 516574	Int’l Reg. No. 834700
Turkey	Int’l Reg. No. 822747	Reg. No. 2003/027845	Int’l Reg. No. 834700
United States	Reg. No. 2,586,295	Reg. No. 2,852,092	Reg. No. 2,915,213

*A European Union trademark registration is fully enforceable in all 28 member countries of the European Union, that is, Austria, Belgium, Bulgaria, Croatia, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, Netherlands, Poland, Portugal, Romania, Slovak Republic, Slovenia, Spain, Sweden and United Kingdom.

Annex A-1 Page 3 of 3

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex A-2: Janssen Licensed Trademarks

Trademark	Country	Status	App or Reg No.
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
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[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

Annex A-2 Page 1 of 6

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

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Annex A-2 Page 2 of 6

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

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Annex A-2 Page 3 of 6

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

[*]	[*]	[*]	[*]
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Annex A-2 Page 4 of 6

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

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Annex A-2 Page 5 of 6

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

[*]	[*]	[*]	[*]
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Annex A-2 Page 6 of 6

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex B-1: Gilead Patents
[*]

[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]
	Singapore	9900229-7	[*]	61167	3/20/2001
	Taiwan	86110757	[*]	137852	11/27/2001
	Taiwan	89123708	[*]	148523	5/2/2002

[*]	[*]	[*]	[*]	[*]	[*]
[*]	Hong Kong	3102167	[*]	1051360	10/14/2005
	Hong Kong	3102166.1	[*]	1051373	4/7/2006
	Hong Kong	107207.4	[*]	1029793	6/20/2003
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]
	Mexico	808	[*]	233118	12/19/2005
	Singapore	9905738-2	[*]	69439	3/25/2002
	Singapore	200200438-0	[*]	106656	9/29/2006
	Singapore	200200487-7	[*]	106657	12/29/2006
	Taiwan	87112168	[*]	I224103	11/21/2004
	[*]	[*]	[*]
	Taiwan	93112403	7/24/1998	[*]	11/1/2005

Annex B-1 Page 1 of 5

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

[*]

[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
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	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]		[*]	[*]
	[*]	[*]
	Hong Kong	8112059.5	[*]
	Hong Kong	6101818.2	[*]	1079122	8/29/2008
	Israel	169243	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]
	[*]	[*]	[*]
	Mexico	PA/a/2005/007016	1/13/2004	[*]	[*]
	Mexico	MX/a/2008/015080	1/13/2004
	Taiwan	93100813	1/13/2004	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]

Annex B-1 Page 2 of 5

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

[*]

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Annex B-1 Page 3 of 5

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

[*]

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Annex B-1 Page 4 of 5

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

[*]

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Annex B-1 Page 5 of 5

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex B-2: Janssen Patents

[*]

[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	Argentina		P020103034	[*]	[*]	[*]
JAB1713	ARIPO	[*]	AP/P/2004/002993	[*]	AP1610	8/05/2006
JAB1713	Armenia	[*]	200400304	[*]	6656	24/02/2006
JAB1713	Australia	[*]	2002329238	[*]	2002329238	[*]
JAB1713	Australia	[*]	2002329238	[*]	2002329238	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
JAB1713	Azerbaijan	[*]	200400304	[*]	6656	24/02/2006
JAB1713	Belarus	[*]	200400304	[*]	6656	24/02/2006
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
JAB1713	Botswana	[*]	AP/P/2004/002993	[*]	AP1610	8/05/2006
JAB1713	Brazil	[*]	PI0211909-9	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
JAB1713	Canada	[*]	2452217	[*]	2452217	[*]
JAB1713	Chile		2002-1801	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
JAB1713	China	[*]	2815920.9	[*]	[*]	[*]
JAB1713	Croatia	[*]	P20040096A	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
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[*]	[*]	[*]	[*]	[*]	[*]	[*]

Annex B-2 Page 1 of 17

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

[*]	[*]	[*]	[*]	[*]	[*]	[*]
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JAB1713	Eurasia	[*]	200400304	[*]	6656	24/02/2006
[*]	[*]	[*]	[*]	[*]
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[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]		[*]	[*]	[*]	[*]
[*]	[*]
JAB1713	Hong Kong	[*]	5102760.9	[*]	HK1070066	[*]
[*]	[*]	[*]	[*]	[*]
JAB1713	Hungary	[*]	P0401346	[*]
JAB1713	India	[*]	00265/DELNP/2004	[*]	222987	29/08/2008
JAB1713	India	[*]	715/DELNP/2008	[*]
JAB1713	Indonesia	[*]	W00200400257	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
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JAB1713	Israel	[*]	160328	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]

Annex B-2 Page 2 of 17

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
JAB1713	Japan	[*]	521229/03	[*]
JAB1713	Jordan		74/2002	[*]
JAB1713	Kazakhstan	[*]	200400304	[*]	6656	24/02/2006
JAB1713	Kenya	[*]	AP/P/2004/002993	[*]	AP1610	8/05/2006
JAB1713	Korea S.	[*]	10-2007-7022611	[*]	[*]	[*]
JAB1713	Korea S.	[*]	10-2004-7000372	[*]	817453	21/03/2008
[*]	[*]	[*]	[*]	[*]	[*]	[*]
JAB1713	Kyrgyzstan	[*]	200400304	[*]	6656	24/02/2006
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
JAB1713	Lebanon		6533	[*]	6533	[*]
JAB1713	Lesotho	[*]	AP/P/2004/002993	[*]	AP1610	8/05/2006
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
JAB1713	Malawi	[*]	AP/P/2004/002993	[*]	AP1610	8/05/2006
JAB1713	Malaysia		PI20022969	[*]
JAB1713	Malaysia	[*]	PI20071005	[*]
JAB1713	Mexico	[*]	MX/a/2008/012940	[*]	[*]	[*]
JAB1713	Mexico	[*]	PA/A/2004/001401	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
JAB1713	Moldova	[*]	200400304	[*]	6656	24/02/2006
[*]	[*]	[*]	[*]	[*]	[*]	[*]
JAB1713	Mozambique	[*]	AP/P/2004/002993	[*]	AP1610	8/05/2006
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
JAB1713	New Zealand	[*]	530951	[*]	[*]	9/02/2006
[*]	[*]	[*]	[*]	[*]	[*]	[*]
JAB1713	Norway	[*]	20083770	[*]
JAB1713	Norway	[*]	20040633	[*]	[*]	[*]

Annex B-2 Page 3 of 17

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

[*]	[*]	[*]	[*]	[*]	[*]	[*]
JAB1713	OAPI	[*]	1200400047	[*]	12652	24/12/2004
JAB1713	Pakistan	[*]	0991/2006	[*]	[*]	[*]
JAB1713	Pakistan	[*]	0993/2006	[*]	[*]	[*]
JAB1713	Pakistan		0719/02	[*]	[*]	[*]
JAB1713	Panama		85529	[*]	85529	9/08/2005
[*]	[*]		[*]	[*]
[*]	[*]	[*]	[*]	[*]
JAB1713	Philippines	[*]	1-2004-500066	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
JAB1713	Poland	[*]	P368270	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
JAB1713	Russia	[*]	200400304	[*]	6656	[*]
JAB1713	Russia	[*]	200400304	[*]	6656	[*]
JAB1713	Sierra Leone	[*]	AP/P/2004/002993	[*]	AP1610	[*]
JAB1713	Singapore	[*]	200400698-7	[*]	102384	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
JAB1713	South Africa	[*]	2004/1159	[*]	2004/1159	27/07/2005
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
JAB1713	Sri Lanka	[*]	13257	[*]	13257	29/04/2005
JAB1713	Sudan	[*]	AP/P/2004/002993	[*]	AP1610	8/05/2006
JAB1713	Swaziland	[*]	AP/P/2004/002993	[*]	AP1610	8/05/2006
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]

Annex B-2 Page 4 of 17

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

[*]	[*]	[*]	[*]	[*]	[*]	[*]
JAB1713	Taiwan	[*]	91118061	[*]
JAB1713	Taiwan	[*]	95115978	[*]	[*]	[*]
JAB1713	Taiwan	[*]	95104654	[*]	[*]	[*]
JAB1713	Taiwan		91118061	[*]	[*]	11/02/2007
JAB1713	Tajikistan	[*]	200400304	[*]	6656	24/02/2006
JAB1713	Tanzania	[*]	AP/P/2004/002993	[*]	AP1610	8/05/2006
JAB1713	Thailand		75758	[*]
JAB1713	Trinidad & Tobago	[*]	TT/A/2012/00023	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
JAB1713	Turkmenistan	[*]	200400304	[*]	6656	24/02/2006
JAB1713	Uganda	[*]	AP/P/2004/002993	[*]	AP1610	8/05/2006
JAB1713	Ukraine	[*]	2004031903	[*]	78221	15/03/2007
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
JAB1713	USA	[*]	12/168540	[*]	[*]	[*]
JAB1713	USA	[*]	11/474855	[*]	[*]	[*]
JAB1713	USA	[*]	11/219163	[*]	[*]	[*]
JAB1713	USA	[*]	10/485636	[*]	7125879	[*]
JAB1713	Venezuela		2002-001546	[*]
JAB1713	Vietnam	[*]	1-2011-03318	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
JAB1713	Zambia	[*]	AP/P/2004/002993	[*]	AP1610	8/05/2006
JAB1713	Zimbabwe	[*]	AP/P/2004/002993	[*]	AP1610	8/05/2006

Annex B-2 Page 5 of 17

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

[*]

[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
PRD2428	ARIPO	[*]	AP/P/2007/003934	2/09/2005	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
PRD2428	Australia	[*]	2005279158	22/06/2012	[*]	[*]
PRD2428	Australia	[*]	2005279158	2/09/2005	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
PRD2428	Brazil	[*]	PI0514871-5	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
PRD2428	Canada	[*]	2577288	[*]	[*]	[*]
PRD2428	China	[*]	200580038025.X	[*]
PRD2428	Colombia	[*]	7023428	[*]
PRD2428	Costa Rica	[*]	9031	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
PRD2428	Ecuador	[*]	07-7288-PCT	[*]
PRD2428	Egypt	[*]	PCT/215/2007	[*]
PRD2428	EPO		5108086.9	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
PRD2428	Eurasia	[*]	200700536	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
PRD2428	Hong Kong		8103101.2	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]

Annex B-2 Page 6 of 17

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

[*]	[*]	[*]	[*]	[*]	[*]	[*]
PRD2428	India	[*]	1646/DELNP/2007	[*]
PRD2428	Indonesia	[*]	W00200700682	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
PRD2428	Israel	[*]	181650	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
PRD2428	Japan	[*]	528886/07	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
PRD2428	Korea S.	[*]	10-2007-7006837	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
PRD2428	Mexico	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
PRD2428	New Zealand	[*]	553323	[*]	[*]	[*]
PRD2428	Nicaragua	[*]	2007-000068	[*]
PRD2428	Norway	[*]	20071745	[*]
PRD2428	OAPI	[*]	1200700088	[*]	[*]	[*]
[*]	[*]		[*]	[*]
PRD2428	Philippines	[*]	1-2007-500460	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
PRD2428	Singapore	[*]	200701584-5	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]

Annex B-2 Page 7 of 17

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

[*]	[*]	[*]	[*]	[*]	[*]	[*]
PRD2428	South Africa	[*]	2007/01828	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
PRD2428	Sri Lanka	[*]	14407	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
PRD2428	Trinidad & Tobago	[*]	TT/A/2007/00047	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
PRD2428	Ukraine	[*]	a200701971	[*]	[*]	[*]
PRD2428	USA	[*]	11/219163	[*]	[*]	[*]
PRD2428	Vietnam	[*]	1-2007-00581	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]

Annex B-2 Page 8 of 17

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

[*]

[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
TIP0058	A.R.I.P.O.	AP/P/2006/003551	[*]	[*]	[*]
TIP0058	Argentina	P040103173	[*]
TIP0058	Australia	2004268390	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
TIP0058	Brazil	PI0414027-3	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
TIP0058	Canada	2537095	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
TIP0058	Chile	20042237	[*]
[*]	[*]	[*]	[*]	[*]	[*]
TIP0058	China P.R.	200480025426.7	[*]	[*]	[*]
[*]	[*]	[*]	[*]
TIP0058	Eurasia	200600522	[*]	[*]	[*]
TIP0058	EPO	4787096.9	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
TIP0058	Hong Kong	6113340.4	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
TIP0058	Israel	173438	[*]
[*]	[*]	[*]	[*]
TIP0058	India	687/DELNP/2006	[*]

Annex B-2 Page 9 of 17

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

[*]	[*]	[*]	[*]	[*]	[*]
TIP0058	Japan	525150/06	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
TIP0058	South Korea	10-2006-7003074	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
TIP0058	Mexico	PA/A/2006/002437	[*]	[*]	[*]
TIP0058	Malaysia	PI20043578	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
TIP0058	Norway	20061374	[*]	[*]	[*]
TIP0058	New Zealand	545306	[*]	[*]	[*]
TIP0058	O.A.P.I	1200600074	[*]	[*]	[*]
TIP0058	Philippines	1-2006-500349	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
TIP0058	Thailand	401003410	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
TIP0058	Taiwan	93126446	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
TIP0058	United States	10/570228	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

Annex B-2 Page 10 of 17

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

[*]	[*]	[*]	[*]	[*]	[*]
TIP0058	South Africa	2006/01820	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]

Annex B-2 Page 11 of 17

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

[*]

[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
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Annex B-2 Page 12 of 17

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

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Annex B-2 Page 13 of 17

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

[*]

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Annex B-2 Page 14 of 17

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

[*]

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Annex B-2 Page 15 of 17

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

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Annex B-2 Page 16 of 17

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]

Annex B-2 Page 17 of 17

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex C: Alliance Managers as of the Restatement Effective Date

Gilead    Janssen

Alliance Manager	Alliance Manager
[*]	[*]

Annex C Page 1 of 1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex D: [Reserved]

Annex D Page 1 of 1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex E: [Reserved]

Annex E Page 1 of 1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex F: Required Minimum Details
1.    Minimum Details.

(a)
Territory Complera. For each Detailing Major Market, for each applicable Detailing Year, through the Calendar Quarter that includes the last day of the applicable Complera Launch Period, Gilead shall perform the number of Details of Territory Complera in such Detailing Major Market as set forth below (which amounts shall be prorated for any partial Detailing Year) (“Minimum Details”):

i.United States        [*]
ii.France            [*]
iii.Germany        [*]
iv.Italy            [*]
v.Spain            [*]
vi.United Kingdom    [*]

For clarity, under the Original Agreement, the Minimum Details obligations set forth in this Section 1(a) for the following countries applied retroactively as follows: (a) for [*], the Minimum Details obligation of [*] shall apply retroactively beginning with the first Calendar Quarter of 2014; prior to that, a Minimum Details obligation of [*] applied retroactively beginning with the fourth Calendar Quarter of 2012; and (b) for [*], the Minimum Details obligation shall apply retroactively beginning with the first Calendar Quarter of 2012.

(b)	Territory R/F/TAF Product. In the R/F/TAF Launch Period, Gilead shall perform [*] Details of the Territory R/F/TAF Product in [*].

(c)	“Detailing Major Market” shall mean (i) with respect to Territory Complera, each Major Market other than [*] and (ii) with respect to the Territory R/F/TAF Product, [*].

2.    Records and Reports. Gilead shall require its sales representatives who Detail Territory Complera or the Territory R/F/TAF Product, as applicable, to keep records of their Detailing efforts made during each Detailing Year (and during any period in which Gilead is making up for any shortfall in such efforts) in accordance with industry standards for each Detailing Major Market and sufficient to determine whether or not the required number of Details of Territory Complera or the Territory R/F/TAF Product, as applicable, are achieved and that the requirements of Section 6.2.2.3 are satisfied. Gilead shall, and shall cause its Affiliates and its and their sublicensees to, retain such records for two (2) years after the end of the applicable Detailing Year (or such shortfall make-up period, if applicable) to which such records pertain. Within thirty (30) days after the end of each Detailing Year, Gilead shall provide Janssen with a written report stating the number of Details of each such product for each applicable Detailing Major Market.

Annex F Page 1 of 2

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

3.    Audit. With reasonable advance notice and not more often than once each Calendar Year for each Detailing Major Market and no later than two (2) years after the end of applicable Detailing Year (or such shortfall make-up period, if applicable), Janssen may audit Gilead’s records in order to verify (a) the number of Details of Territory Complera and/or the Territory R/F/TAF Product in each Calendar Quarter of a Detailing Year made by Gilead in the applicable Detailing Major Market applicable to meeting the requirements of this Annex F and (b) whether or not the other requirements of Section 6.2.2.3 are satisfied. Any such audit shall be conducted during normal business hours at Gilead’s facilities by a reputable independent Third Party selected by Janssen and reasonably acceptable to Gilead (the “Auditor”). Such Auditor shall sign a confidentiality agreement in a form reasonably satisfactory to Gilead, and shall not disclose to Janssen or any other person any information, except the number of Details of each such product made by Gilead per Detailing Major Market for each applicable Calendar Quarter of a Detailing Year determined by such audit, and the Auditor’s findings as to whether or not the other requirements of Section 6.2.2.3 are satisfied. Such audit shall be at Janssen’s expense, unless the Auditor determines (absent manifest error on the part of the Auditor) that Gilead incorrectly (i) over-reported the number of Details of Territory Complera and/or the Territory R/F/TAF Product made by Gilead for the applicable Detailing Major Market and Detailing Year and did not meet the applicable number of Details required for such product, Detailing Major Market and Detailing Year, and/or (ii) reported meeting the requirements of Section 6.2.2.3, in either of which cases Gilead shall be responsible for reimbursing Janssen for the fees and expenses charged by the Auditor in connection with such audit that are applicable to such product, Detailing Major Market and Detailing Year.

Annex F Page 2 of 2

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex G: [Reserved]

Annex G Page 1 of 1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex H: Calculation of Working Percentages
1. Complera Working Percentage

For each Calendar Year, a working percentage for Complera for each Party shall be established for the Territory as a whole (each a “Complera Working Percentage”) in accordance with this Annex H.

For each Calendar Year (commencing as of February 15th of such Calendar Year, and the prior Calendar Year’s Working Percentages shall remain in effect until such date):

(a)	the Complera Working Percentage of Janssen shall equal the Complera Actual Percentage of Janssen for the prior Calendar Year; and

(b)	the Complera Working Percentage of Gilead shall equal the Complera Actual Percentage of Gilead for the prior Calendar Year.

Such Complera Working Percentages shall be calculated by Gilead and notified to Janssen no later than February 15th of such Calendar Year.

2. R/F/TAF Product Working Percentage

For each Calendar Year, a working percentage for the R/F/TAF Product for each Party shall be established for the Territory as a whole (each an “R/F/TAF Product Working Percentage”) in accordance with this Annex H.

A. Prior to First Commercial Sale

For each Calendar Year up to and including the Calendar Year in which First Commercial Sale of the R/F/TAF Product in the Territory occurs:

(a) the R/F/TAF Product Working Percentage of Gilead shall equal one hundred percent minus the R/F/TAF Product Working Percentage of Janssen; and

(b) the R/F/TAF Product Working Percentage of Janssen shall equal [*].

Such R/F/TAF Product Working Percentages for a given Calendar Year shall be calculated by Gilead and notified to Janssen as promptly as practicable thereafter.

B. After First Commercial Sale

For each Calendar Year after the Calendar Year in which the First Commercial Sale of the R/F/TAF Product in the Territory occurs (commencing as of February 15th of such post-First Commercial Sale Calendar Year, and the prior Calendar Year’s R/F/TAF Product Working Percentages shall remain in effect until such date):

Annex H Page 1 of 2

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

(a)	the R/F/TAF Product Working Percentage of Janssen shall equal the R/F/TAF Product Actual Percentage of Janssen for the prior Calendar Year, and

(b)	the R/F/TAF Product Working Percentage of Gilead shall equal the R/F/TAF Product Actual Percentage of Gilead for the prior Calendar Year.

Such R/F/TAF Product Working Percentages shall be calculated by Gilead and notified to Janssen no later than February 15th of such Calendar Year.

Annex H Page 2 of 2

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex I: Calculation of Actual Percentages
For each Calendar Year, an actual percentage for each Party shall be established for the Territory as a whole, for each Territory Combination Product (each an “Actual Percentage”) in accordance with this Annex I.

1.    For each Calendar Year up to and including the Calendar Year prior to the Calendar Year in which First Commercial Sale of the applicable Territory Combination Product in the Territory occurs, the Actual Percentage of Gilead shall equal the Working Percentage of Gilead for such Calendar Year and the Actual Percentage of Janssen shall equal the Working Percentage of Janssen for such Calendar Year.
2.    For each Calendar Year from and after the Calendar Year in which First Commercial Sale of the applicable Territory Combination Product in the Territory occurs:

(a)	the Actual Percentage of Janssen for such Calendar Year shall equal [*]; and

(b)
the Actual Percentage of Gilead for each Territory Combination Product shall equal one hundred percent (100%) less the Actual Percentage of Janssen for such Territory Combination Product for such Calendar Year, (i.e., 100% - Actual Percentage of Janssen for such Calendar Year).

Such Actual Percentages shall be calculated by Gilead and notified to Janssen no later than February 15th of such Calendar Year.

Annex I Page 1 of 1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex J: [Reserved]

Annex J Page 1 of 1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex K: [Reserved]

Annex K Page 1 of 1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex L: [Reserved]

Annex L Page 1 of 1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex M-1
Financial Calculations for Post-Conversion Supply Price and
Additional Supply Price
Capitalized terms not defined in this Annex M-1 shall have the meanings set forth in the Agreement or in Annex M-2. The following terms and conditions of this Annex M-1 are subject to Annex M-2. This Annex M-1 shall apply to Triggering Sales of each Territory Combination Product in Gilead Countries.
A.    Post-Conversion Supply Price. [*].
B. [*].
C. [*].
D. [*].
E. [*].
F. [*].
G.    Estimated Yield Rate and Annual Yield Rate.
Estimated Yield Rate
“Estimated Yield Rate” shall mean, with respect to Supplied RPV supplied for each Territory Combination Product, on a Territory Combination Product-by-Territory Combination Product basis, that number to be used in the calculation of the Post-Conversion Supply Price for such Supplied RPV for the First Calendar Year and each subsequent Calendar Year thereafter in which such Territory Combination Product is sold, to be established as set forth below, taking into account relevant factors, including [*]. The Estimated Yield Rate for Supplied RPV in the applicable Territory Combination Product for a First Calendar Year shall be mutually agreed by the Parties in writing, and thereafter established annually for each upcoming Calendar Year by mutual agreement of the Parties in writing. If the Parties do not agree on (i) an initial Estimated Yield Rate for such Supplied RPV for the applicable Territory Combination Product, by the First Commercial Sale of the applicable Territory Combination Product or (ii) any annual update to each such Estimated Yield Rate, no later than [*] the applicable Dispute shall be referred for resolution to the Manufacturing Executives. If the Manufacturing Executives do not reach agreement on such Estimated Yield Rate within ten (10) Business Days after such referral, then such Dispute shall constitute an Arbitration Matter and the arbitrator shall determine (in accordance with Section 20.7 of the Agreement) such Estimated Yield Rate for the First Calendar Year or other applicable Calendar Year based on the foregoing provisions. Any such Estimated Yield Rate determined by the arbitrator shall be binding on the Parties for such Calendar Year. An Estimated Yield Rate for a given Calendar Year shall be in effect for the applicable full Calendar Year (or the full First Calendar Year, as the case may be); provided, however, that at the reasonable request of Gilead or Janssen, and based on changes in the relevant factors affecting an

Annex M-1 Page 1 of 19

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Estimated Yield Rate (e.g.,[*]), the Parties shall update an Estimated Yield Rate for a given Calendar Year, which update shall apply for the remainder of the then-current Calendar Year, but only on a going forward basis for future Monthly Payments and shall not be applied retroactively. For clarity, no adjustments shall be made to a given Calendar Year’s Estimated Yield Rate once established, except as provided in the prior sentence, and except as otherwise provided in this Annex M-1 no true-ups or adjustments shall be made to any Monthly Payments (but without limitation of any audit rights set forth herein).
“First Calendar Year” shall mean on a Territory Combination Product-by-Territory Combination Product basis, the Calendar Year or portion thereof commencing on the date of First Commercial Sale of such Territory Combination Product in a country of the Territory and ending on the last day of such Calendar Year plus the subsequent Calendar Year.
“Manufacturing Executives” shall mean (a) with respect to Janssen, a Senior Vice President of Pharmaceutical Manufacturing or any direct report designated by the foregoing and (b) with respect to Gilead, Gilead Parent’s Vice President of Commercial Manufacturing or any direct report designated by the foregoing.
Annual Yield Rate.
“Input Supplied RPV” shall mean, with respect to any Calendar Year and with respect to Supplied RPV for the applicable Territory Combination Product, the total of (a) the quantity of such Supplied RPV in Gilead’s inventory for such Territory Combination Product (including all work in process for which Manufacturing Completion has not occurred) at the beginning of such Calendar Year, plus (b) the quantity of such Supplied RPV delivered by Janssen (or its Affiliate) and accepted by Gilead during such Calendar Year, minus (c) the quantity of such Supplied RPV for such Territory Combination Product remaining in Gilead’s inventory (including all work in process for which Manufacturing Completion has not occurred) at the end of such Calendar Year, minus (d) the quantity of such Supplied RPV that became Unusable Lost RPV during such Calendar Year.
“Manufacturing Completion” means completion of [*].
“Lost Supplied RPV” shall mean, with respect to any Calendar Year and with respect to Supplied RPV for the applicable Territory Combination Product,

a)
Supplied RPV that becomes lost or destroyed or that otherwise becomes unusable during the storage and handling of such Supplied RPV by Gilead, its Affiliates or contract manufacturers, but, for clarity, excluding any Supplied RPV lost during the Manufacturing Process during such Calendar Year and excluding any Supplied RPV that is determined to have a non-conformity that arose prior to delivery to Gilead or its designee under the RPV Supply Agreement (“Unusable Lost RPV”),

b)	Supplied RPV included in such Territory Combination Product that is [*].

Annex M-1 Page 2 of 19

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

[*]

[*]

H.    Adjustment Committee.
As expressly provided in this Annex M-1, the Alliance Managers shall establish, on behalf of the Parties, an ad hoc committee pursuant to Section 2.4, which shall perform only such functions as are assigned to such committee hereunder. Such committee shall be comprised of the Alliance Manager from each Party, an attorney from each Party and any other representatives appointed by each Party; provided that the attorney representatives shall mutually approve the attendance of any such other representatives in advance of any meeting; provided further that any representatives of a Party’s alliance management, finance or legal functions shall be treated as Necessary Personnel and in approving any other such representatives, the attorney representatives shall designate whether representatives should be subject to the rules in the Agreement applicable to Necessary Personnel or Additional Personnel, as applicable, or if such representatives should be subject to any alternate set of restrictions, and each Party shall comply with any such rules or restrictions so designated. Such representatives shall have skills reasonably appropriate to their responsibilities and functions as members of such committee. Each Party shall be responsible for the performance of its representatives on such committee and their compliance with the terms of this Section H of this Annex M-1. Any issue regarding the functioning of such committee shall be reviewed jointly by the Parties’ respective attorney

Annex M-1 Page 3 of 19

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

representatives. Such committee may meet periodically (which meetings may be conducted by telephone or videoconference, so long as each attendee is able to hear the other attendees) as may be determined by members of such committee to determine such matters as are within the jurisdiction of such committee as set forth in this Annex M-1. The decisions of such committee shall not be binding, unless the Parties mutually agree on such decisions in writing.
I.    Other

1.	[*].

2.
“Universal Calendar Month” shall mean a month during the Term based on the universal calendar system used by Janssen and its Affiliates for internal business purposes; provided that the first Universal Calendar Month for the first Universal Calendar Year shall extend from the Original Effective Date to the end of the then-current Universal Calendar Month and the last Universal Calendar Month shall extend from the first day of such Universal Calendar Month until the effective date of the termination or expiration of the Agreement. For clarity, in no event shall Gilead be required to perform any calculations using Net Selling Price data for any Gilead Compound Product based on a Universal Calendar Month; rather, Gilead shall perform calculations based on the corresponding calendar month (i.e., the calendar month that has the greatest overlap with the applicable Universal Calendar Month).

3.
“Universal Calendar Quarter” shall mean a quarter of a Universal Calendar Year during the Term based on the universal calendar system used by Janssen and its Affiliates for internal business purposes; provided that the first Universal Calendar Quarter for the first Universal Calendar Year shall extend from the Original Effective Date to the end of the then-current Universal Calendar Quarter and the last Universal Calendar Quarter shall extend from the first day of such Universal Calendar Quarter until the effective date of the termination or expiration of the Agreement. For clarity, in no event shall Gilead be required to perform any calculations using Net Selling Price data for any Gilead Compound Product based on a Universal Calendar Quarter; rather, Gilead shall perform calculations based on the corresponding calendar quarter (i.e., the Calendar Quarter that has the greatest overlap with the applicable Universal Calendar Quarter).

4.
“Universal Calendar Year” shall mean a year during the Term, based on the universal calendar system used by Janssen and its Affiliates for internal business purposes; provided that the first Universal Calendar Year shall extend from the Original Effective Date to the end of the then-current Universal Calendar Year and the last Universal Calendar Year shall extend

Annex M-1 Page 4 of 19

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

from the first day of such Universal Calendar Year until the effective date of the termination or expiration of the Agreement. For clarity, in no event shall Gilead be required to perform any calculations using Net Selling Price data for any Gilead Compound Product based on a Universal Calendar Year; rather, Gilead shall perform calculations based on the corresponding calendar year (i.e., the Calendar Year that has the greatest overlap with the applicable Universal Calendar Year).
An example of the calculation of the Post-Conversion Supply Price, the Additional Supply Price, and the Monthly Payment is included below for illustrative purposes only:

Annex M-1 Page 5 of 19

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

[*]

Annex M-1 Page 6 of 19

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

[*]

Annex M-1 Page 7 of 19

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

[*]

Annex M-1 Page 8 of 19

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex M-2
Post-Conversion Supply Price Reductions for Gilead Countries
The adjustments set forth in this Annex M-2 shall apply to the calculations of the Post-Conversion Supply Price and Additional Supply Price for the Gilead Countries. Capitalized terms not defined in this Annex M-2 are defined in the Agreement or in Annex M-1.
[*].

Annex M-2 Page 1 of 1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex M-3
Calculation of Manufacturing Fee Percentage
Capitalized terms not defined in this Annex M-3 shall have the meanings set forth in the Agreement.
No later than November 30 of the prior Calendar Year, a percentage of the Manufacturing Fee for each Party for the upcoming Calendar Year shall be established for the Territory as a whole (each a “Manufacturing Fee Percentage”) in accordance with this Annex M-3.
[*].
For any Calendar Year prior to or in which the First Commercial Sale of a Territory R/F/TAF Product in the Territory occurs, the Manufacturing Fee Percentage of each Party shall equal the Manufacturing Fee Percentage of such Party with respect to the Territory Complera for such Calendar Year.
[*].
For each Calendar Year and for each Territory Combination Product, the Manufacturing Fee Percentage of Gilead shall equal one hundred percent (100%) minus the Manufacturing Fee Percentage of Janssen for such Calendar Year and such Territory Combination Product.

Annex M-3 Page 1 of 1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex M-4
Manufacturing Fees
Capitalized terms not defined in this Annex M-4 shall have the meanings set forth in the Agreement. This Annex M-4 shall apply separately for each Territory Combination Product.
“Manufacturing Fee” shall mean [*].
1.1    Payment of Manufacturing Fees.
1.1.1    [*]. Janssen shall pay each such invoice within forty-five (45) days following its receipt by Janssen. For clarity, any amounts paid or payable pursuant to this Section 1.1.1 shall be subject to adjustment pursuant to Section 1.1.2 of this Annex M-4.
1.1.2    Year-End Manufacturing Fee Adjustments. With respect to each Calendar Year, in the event that the aggregate amount invoiced to Janssen pursuant to Section 1.1.1 of this Annex M-4 for its portion of any Manufacturing Fees for a Territory Combination Product in such Calendar Year [*].
1.2    Activities Covered by the Manufacturing Fee
The Manufacturing Fee for a given Unit of Territory Combination Product shall include costs and expenses relating solely to the following activities performed by Gilead or a contract manufacturing organization of Gilead (a “CMO”), as applicable:
(a)    All activities required to receive, store, handle and test Gilead’s APIs and Supplied RPV used in the Manufacture of the applicable Territory Combination Product, from the time of delivery of such material to Gilead or, if delivered to a CMO, such CMO through the incorporation of such material into such Territory Combination Product.
(b)    All activities required to Manufacture the applicable Territory Combination Product from Gilead’s APIs and Supplied RPV through completion of Manufacture of the applicable primary container form (bottle, blister or other) of such Territory Combination Product, including shipment of such Territory Combination Product from a CMO to Gilead; but excluding any secondary packaging and labeling.
1.3    Categories of Costs and Expenses
The Manufacturing Fee for a given Unit of the applicable Territory Combination Product shall include costs and expenses in the following categories (but are not limited to such categories):
safety stock storage and handling, materials management, direct labor, maintenance, quality assurance, quality control, Chemistry Manufacturing & Controls, depreciation and site-specific overhead (including finance, information services, human resources, facilities and overall management), packaging materials [*], warehousing, contract administration, manufacturing administration, stability testing, and taking samples, in each case to the extent relating to the activities specified in Section 1.2 of this Annex M-4.

Annex M-4 Page 1 of 2

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Gilead costs not directly allocable to the Manufacture and supply of the applicable Territory Combination Product shall not be included in Manufacturing Fees.
1.4        Setting of Estimated Manufacturing Fee for a Calendar Year
For each Territory Combination Product, at least thirty (30) days prior to the beginning of each Calendar Year, Gilead shall provide to Janssen an estimated Manufacturing Fee for such Calendar Year, together with reasonable documentation with respect thereto. Such estimated Manufacturing Fee shall constitute the Manufacturing Fee for purposes of invoicing of the Manufacturing Fee for [*] of the applicable Territory Combination Product for which Manufacturing Completion occurs during the applicable Calendar Year, subject to the true-up after the end of the Calendar Year as set forth in Section 1.1.2 of this Annex M-4 and any other adjustments expressly set forth in the Agreement or any Ancillary Agreement. To the extent that products or services covered by the Manufacturing Fee are expected to be sourced from multiple vendors in a given Calendar Year, the estimated Manufacturing Fee for such Calendar Year shall, to that extent, represent a weighted average standard based on expected sourcing.
1.5        Annual Manufacturing Fee for a Calendar Year
No later than January 31 after the end of each Calendar Year, Gilead shall calculate the Annual Manufacturing Fee with respect to such Calendar Year by multiplying (a) the actual Manufacturing Fee for such Calendar Year by (b) [*] of the applicable Territory Combination Product for which Janssen’s portion of the Manufacturing Fee was invoiced to Janssen during such Calendar Year pursuant to Section 1.1.1 of this Annex M-4 (the product of (a) and (b), the “Annual Manufacturing Fee” for such Calendar Year). The Annual Manufacturing Fee shall be used for the purpose of making any year-end adjustments with respect to the applicable Calendar Year required pursuant to Section 1.1.2 of this Annex M-4.

Annex M-4 Page 2 of 2

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex M-5
Payment Terms for Supplied RPV Invoices for Gilead Countries
Capitalized terms not defined in this Annex M-5 shall have the meanings set forth in the agreement to which this Annex M-5 is attached. The payment terms for the Pre-Conversion Invoices and Post-Conversion Invoices for the Gilead Countries are as follows:
[*].

Annex M-5 Page 1 of 1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex M-6
Revaluation of API
Within fifteen (15) Business Days following December 31, 2014, Janssen shall provide Gilead with an invoice (or credit note) with respect to each Pre-Conversion Invoice (or portion thereof) for which a Triggering Sale for Territory Complera has not yet occurred with respect to the Supplied RPV Annual Revaluation for Calendar Year 2014 (such invoice, the “Revaluation Pre-Conversion Invoice”) as set forth below. For such purpose, such Triggering Sales shall be mapped to the earliest Pre-Conversion Invoices (or portion thereof) for Supplied RPV and for Territory Complera on a first-in, first-out basis so that the oldest outstanding invoices are paid first. The “Supplied RPV Annual Revaluation” due (or creditable) with respect to each Pre-Conversion Invoice shall be the amount in U.S. Dollars determined by multiplying the Revaluation RPV Supply Price by the kilograms of Supplied RPV sold to Gilead under the applicable invoice for which a Triggering Sale did not occur during Calendar Year 2014 or any previous Calendar Year. If the Supplied RPV Annual Revaluation amount is negative, then Janssen (or its applicable Affiliate) shall issue a credit note for such amount and if the Supplied RPV Annual Revaluation amount is positive, then Janssen shall invoice Gilead for such amount. Any credit note shall be issued to the entity (Gilead or the Gilead Affiliate) initially invoiced for the quantity of Supplied RPV in question and shall only be creditable against amounts owed by the entity (Gilead or the Gilead Affiliate) to which the credit note was issued.
“Revaluation Supplied RPV Supply Price” shall mean, [*].

Annex M-6 Page 1 of 1

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex M-7
Janssen Universal Calendar Year for 2015

2015 UNIVERSAL CALENDAR

	M	T	W	T	F	S	S		M	T	W	T	F	S	S
	29	30	31						29	30					
JAN				1	2	3	4	JUL			1	2	3	4	5
(4 Weeks)	5	6	7	8	9	10	11	(4 Weeks)	6	7	8	9	10	11	12
	12	13	14	15	16	17	18		13	14	15	16	17	18	19
	19	20	21	22	23	24	25		20	21	22	23	24	25	26
	26	27	28	29	30	31			27	28	29	30	31		
FEB							1	AUG						1	2
(4 Weeks)	2	3	4	5	6	7	8	(4 Weeks)	3	4	5	6	7	8	9
	9	10	11	12	13	14	15		10	11	12	13	14	15	16
	16	17	18	19	20	21	22		17	18	19	20	21	22	23
	23	24	25	26	27	28			24	25	26	27	28	29	30
							1		31						
MAR	2	3	4	5	6	7	8	SEP		1	2	3	4	5	6
(5 Weeks)	9	10	11	12	13	14	15	(5 Weeks)	7	8	9	10	11	12	13
	16	17	18	19	20	21	22		14	15	16	17	18	19	20
	23	24	25	26	27	28	29		21	22	23	24	25	26	27
	30	31							28	29	30				
APR			1	2	3	4	5	OCT				1	2	3	4
(4 Weeks)	6	7	8	9	10	11	12	(4 Weeks)	5	6	7	8	9	10	11
	13	14	15	16	17	18	19		12	13	14	15	16	17	18
	20	21	22	23	24	25	26		19	20	21	22	23	24	25
	27	28	29	30					26	27	28	29	30	31	
MAY					1	2	3	NOV							1
(4 Weeks)	4	5	6	7	8	9	10	(4 Weeks)	2	3	4	5	6	7	8
	11	12	13	14	15	16	17		9	10	11	12	13	14	15
	18	19	20	21	22	23	24		16	17	18	19	20	21	22
	25	26	27	28	29	30	31		23	24	25	26	27	28	29
									30						
JUN	1	2	3	4	5	6	7	DEC		1	2	3	4	5	6
(5 Weeks)	8	9	10	11	12	13	14	(6 Weeks)	7	8	9	10	11	12	13
	15	16	17	18	19	20	21		14	15	16	17	18	19	20
	22	23	24	25	26	27	28		21	22	23	24	25	26	27
									28	29	30	31			
													1	2	3

Annex M-7 Page 1 of 1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex N: Financial Reporting
Financial Reporting
Capitalized terms not defined in this Annex N shall have the meanings set forth in the Agreement or in Annex M-1.

A.	Provision of Territory Combination Product Sales Information required under In-License Agreements.
To enable each Party to comply with its obligations under any In-License Agreements, the other Party shall provide such first Party with any Territory Combination Product sales information that is required for such first Party to comply with the In-License Agreements, as specifically set forth in the In-License Requirements. Except as expressly provided hereunder, the receiving Party shall ensure that such Territory Combination Product sales information is made available only (x) to those persons in the receiving Party’s Financial Reporting Committee and its Necessary Personnel and (y) as required to comply with the In-License Requirements (which Territory Combination Product sales information the receiving Party shall provide to its licensor only to the extent required to be provided under the applicable In-License Agreement and subject to confidentiality thereunder and Section 15.2.4 of the Agreement).
B.    Provision of RPV NSP to Gilead.
Generally. For the avoidance of doubt, [*].
C.    [*].
D.    [*].
Forecasts Required Under In-License Agreements. Each Party shall also provide the other Party with any forecast requirements set forth in the In-License Requirements. Any such forecast requirements shall be for information purposes only, and shall not impose upon the providing Party an obligation to meet the sales in such forecast requirements.
[*].
Forecasts Generally. Any forecasts provided pursuant to this Section D of this Annex N are, for clarity, the Confidential Information of the providing Party. Except as expressly provided hereunder, each Party shall ensure that such forecast(s) are made available only (x) to its Financial Reporting Committee representatives and Necessary Personnel and (y) as required to comply with the In-License Requirements (which forecasts the receiving Party shall provide to its licensor only to the extent required to be provided under the applicable In-License Agreement and subject to confidentiality thereunder and Section 15.2.4 of the Agreement). Neither Party shall be liable for any differences between its forecasted information and the actual corresponding sales realized by such Party.

Annex N Page 1 of 2

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

E.    Right to Decline. Upon advance written notice to Gilead, Janssen may decline to receive any of the aforesaid data, information or forecasts (except to the extent that the information is required to be exchanged in order to perform the financial calculations required under the Agreement).
F.    Changes to Accounting Standards. In the event there are any changes to Accounting Standards impacting financial reporting hereunder, the Parties shall mutually agree on any necessary amendments to this Annex N.
G.    Provision of the Universal Calendar to Gilead. To enable the Parties to better coordinate with respect to the financial calculations and exchanges of financial information described in the Agreement, including under Articles 10 and 11, Annexes M-1 through M-6 and this Annex N, Janssen shall, at least six (6) Universal Calendar Months before the start of a given Universal Calendar Year, provide to Gilead a calendar detailing such Universal Calendar Year, including the calendar dates on which each Universal Calendar Month begins and ends. A copy of the universal calendar system used by Janssen and its Affiliates for internal business purposes for 2014 is set forth on Annex M-7.
H.    Provision of Exchange Rates to Janssen. For each month during the Term, Gilead shall include in the reports provided under Section C of this Annex N to Janssen the currency exchange rate(s) to be used for converting the local currency of each Post-Conversion Supply Price Country that is a Janssen Country in accordance with Section 10.7.
I.    [*]
J.    Inventory Reconciliation Reports. Each Calendar Year of the Term, Gilead shall provide to Janssen an inventory reconciliation report that contains an overview of the quantity of Supplied RPV that Gilead has in inventory either as API, WIP or finished product of a Territory Combination Product. Such report shall reflect the inventory situation at the end of the September calendar month and shall be provided no later than October 31 of such Calendar Year.

Annex N Page 2 of 2

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex O: [Reserved]

Annex O Page 1 of 1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex P: [Reserved]

Annex P Page 1 of 1

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Annex Q:[Reserved]

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Annex R: [Reserved]

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Annex S-1: Gilead Restatement Effective Date Press Release

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CONTACTS:    Patrick O’Brien, Investors
(650) 522-1936

Ryan McKeel, Media
(650) 377-3548

For Immediate Release

GILEAD ANNOUNCES AMENDED AGREEMENTS WITH JANSSEN TO DEVELOP AND COMMERCIALIZE TENOFOVIR ALAFENAMIDE-BASED SINGLE TABLET REGIMENS FOR HIV TREATMENT

Foster City, CA, December XX, 2014 – Gilead Sciences, Inc. (Nasdaq: GILD) today announced an expansion to its agreement with Janssen R&D Ireland for the development and commercialization of a new once-daily single tablet regimen containing Gilead’s tenofovir alafenamide fumarate (TAF) and emtricitabine, and Janssen’s rilpivirine. The original agreement was established in 2009 for the development and commercialization of Complera®, marketed as Eviplera® in the European Union, which combines tenofovir disoproxil fumarate, emtricitabine and rilpivirine in a once-daily tablet. Gilead will initiate Phase 3 studies of emtricitabine/rilpivirine/TAF in the coming months. Pending the product’s approval, Gilead will be responsible for the manufacturing, registration, distribution and commercialization of the regimen in most countries, while Janssen will distribute in approximately 17 markets.

TAF is a novel nucleotide reverse transcriptase inhibitor that has demonstrated high antiviral efficacy at a dose 10 times lower than Gilead’s Viread® (tenofovir disoproxil fumarate), as well as an improved renal and bone safety profile.

“We believe that TAF’s efficacy and safety advantages may make it a strong backbone of new fixed-dose combinations and single tablet regimens,” said Norbert Bischofberger, PhD, Executive Vice President, Research and Development and Chief Scientific Officer, Gilead Sciences. “Gilead is pleased to continue its collaboration with Janssen to bring improved treatment options to patients living with HIV.”

Gilead and Janssen also have amended a licensing agreement for the development and commercialization of a once-daily single tablet regimen for HIV containing Gilead’s TAF, emtricitabine and cobicistat, and Janssen’s darunavir. Under the amended agreement, Janssen will be responsible for further development of the regimen and, subject to regulatory approval, the manufacturing, registration, distribution and commercialization of the product worldwide.

Separate to the Janssen agreements, Gilead is advancing its own TAF-based single tablet regimen containing elvitegravir, cobicistat, emtricitabine and TAF. The company announced on November 6, 2014, it filed for regulatory approval in the United States.

TAF and TAF-based regimens are investigational products in the United States and have not yet been determined safe or efficacious in humans.

About Gilead Sciences

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Gilead Sciences is a biopharmaceutical company that discovers, develops and commercializes innovative therapeutics in areas of unmet medical need. The company’s mission is to advance the care of patients suffering from life-threatening diseases. Gilead has operations in more than 30 countries worldwide, with headquarters in Foster City, California.
- more -
Forward-Looking Statement
This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks, uncertainties and other factors, including risks related to whether ongoing clinical trials of TAF-based combinations will be successful and Gilead’s ability to coformulate new single tablet regimens containing TAF, emtricitabine and rilpivirine, and TAF, emtricitabine, cobicistat and darunavir. In addition, Gilead and Janssen may make a strategic decision to discontinue development of the TAF combination products if, for example, the market for the products fails to materialize as expected. As a result, the agreements may terminate. Further, regulatory authorities may not approve TAF-based regimens, and marketing approvals, if granted, may have significant limitations on their use. As a result, TAF combination products may never be successfully commercialized. These risks, uncertainties and other factors could cause actual results to differ materially from those referred to in the forward-looking statements. The reader is cautioned not to rely on these forward-looking statements. These and other risks are described in detail in Gilead’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014, as filed with the U.S. Securities and Exchange Commission. All forward-looking statements are based on information currently available to Gilead, and Gilead assumes no obligation to update any such forward-looking statements.

###

U.S. full prescribing information for Complera and Viread is available at www.gilead.com.

Complera, Eviplera and Viread are registered trademarks of Gilead Sciences, Inc. or its related companies.

For more information on Gilead Sciences, please visit the company’s website at www.gilead.com, follow Gilead on Twitter (@GileadSciences) or call Gilead Public Affairs at 1-800-GILEAD-5 or 1-650-574-3000.

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Annex S-2: Janssen Restatement Effective Date Press Release

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MEDIA CONTACT:                         Ronan Collins
+47 488 425 00
rcollin5@its.jnj.com

Daniel De Schryver
+49 173 768 9149
ddschryv@its.jnj.com

INVESTOR RELATIONS:                          Stan Panasewicz
+1 732 524 2524

Louise Mehrotra
+1 732 524 6491

JANSSEN ANNOUNCES COLLABORATION WITH GILEAD TO DEVELOP
PREZISTA®-BASED SINGLE-TABLET REGIMEN FOR THE TREATMENT OF PEOPLE LIVING WITH HIV
-- TWO COMPANIES TO ALSO COLLABORATE ON THE FURTHER DEVELOPMENT OF COMPLERA®, MARKETED AS EVIPLERA® IN THE EUROPEAN UNION --

Cork, Ireland, [XX] December 2014 – Janssen R&D Ireland (Janssen) announced today an amendment to its existing agreement with Gilead Sciences, Inc. (Gilead), initially established in 2011, for the development of a once daily, darunavir-based, single-tablet regimen (STR) for the treatment of people living with HIV. This new STR contains a combination of darunavir (PREZISTA®), cobicistat (TYBOST®), emtricitabine and tenofovir alafenamide fumarate (TAF). A number of Phase 1 and 2 studies of the new STR have been completed. Under this amended agreement, Janssen will conduct all further clinical development of the regimen and, subject to regulatory approval, will be responsible for all manufacturing, registration, distribution and commercialization of the product worldwide.

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If successfully developed and approved by regulatory authorities, this treatment would represent the first protease inhibitor-based STR and thereby continue Janssen’s commitment to providing its HIV products in more simplified dosing presentations.

“Janssen has vast experience in developing and making innovative HIV treatments available to patients and we have engaged in several successful collaborations with Gilead. We are proud to be extending our collaboration and leading the development of this darunavir-based single-tablet regimen,” says Paul Stoffels, Chief Scientific Officer and Worldwide Chairman, Pharmaceuticals, Johnson & Johnson. “Our ultimate goal is to offer new treatment options for people living with HIV. If approved, this STR has the potential to provide additional choice in the form of another one pill, once a day, as a new and simplified regimen.”

In addition to this collaboration, Janssen and Gilead have also expanded a separate agreement initiated in 2009 regarding the approved single-tablet regimen, COMPLERA®, marketed as EVIPLERA® in the European Union (EU) (rilpivirine, tenofovir disoproxil fumarate (TDF) and emtricitabine). This expanded agreement will allow for Gilead’s investigational novel pro-drug tenofovir alafenamide fumarate (TAF) to replace TDF within COMPLERA®/ EVIPLERA®. TAF has been shown in clinical trials to have a better renal and bone safety profile than TDF.1 Gilead will be responsible for the development and commercialization in most countries, while Janssen will lead the commercialization in select markets.
Since the beginning of the HIV epidemic, almost 75 million people have been infected with the HIV virus.2 It is estimated that 35 million people are currently living with HIV globally, with 2.5 million people becoming newly infected each year.2,3,4

---------

PREZISTA®
Indication
PREZISTA® (darunavir), coadministered with ritonavir (PREZISTA®/r), and with other antiretroviral agents (ARVs), is indicated for the treatment of human immunodeficiency virus (HIV-1) infection.

This indication is based on analyses of plasma HIV-1 RNA levels and CD4+ cell counts from 2 controlled Phase 3 trials of 48 weeks duration in ARV treatment-naïve and treatment-experienced patients and 2 controlled Phase 2 trials of 96 weeks duration in clinically advanced, treatment-experienced adult patients.

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In treatment-experienced adult patients, the following points should be considered when initiating therapy with PREZISTA®/r:

•	Treatment history and, when available, genotypic or phenotypic testing should guide the use of PREZISTA®/r

•	The use of other active agents with PREZISTA®/r is associated with a greater likelihood of treatment response

Important Safety Information

PREZISTA® (darunavir) is a prescription medicine. It is one treatment option in the class of HIV (human immunodeficiency virus) medicines known as protease inhibitors.

PREZISTA® is always taken with and at the same time as ritonavir (Norvir®), in combination with other HIV medicines for the treatment of HIV infection in adults. PREZISTA® should also be taken with food.

•
The use of other medicines active against HIV in combination with PREZISTA®/ritonavir (Norvir®) may increase your ability to fight HIV. Your healthcare professional will work with you to find the right combination of HIV medicines

•	It is important that you remain under the care of your healthcare professional during treatment with PREZISTA®
PREZISTA® does not cure HIV infection or AIDS and you may continue to experience illnesses associated with HIV-1 infection, including opportunistic infections. You should remain under the care of a doctor when using PREZISTA®.
Please read Important Safety Information below, and talk to your healthcare professional to learn if PREZISTA® is right for you.
Important Safety Information
What is the most important information I should know about PREZISTA®?

•	PREZISTA® can interact with other medicines and cause serious side effects. See “Who should not take PREZISTA®?”

•
PREZISTA® may cause liver problems. Some people taking PREZISTA®, together with Norvir® (ritonavir), have developed liver problems which may be life-threatening. Your healthcare professional should do blood tests before and during your combination treatment with PREZISTA®. If you have chronic hepatitis B or C infection, your healthcare professional should check your blood tests more often because you have an increased chance of developing liver problems

•
Tell your healthcare professional if you have any of these signs and symptoms of liver problems: dark (tea-colored) urine, yellowing of your skin or whites of your eyes, pale colored stools (bowel movements), nausea, vomiting, pain or tenderness on your right side below your ribs, or loss of appetite

•
PREZISTA® may cause a severe or life-threatening skin reaction or rash. Sometimes these skin reactions and skin rashes can become severe and require treatment in a hospital. You should call your healthcare professional immediately if you develop a rash. However, stop taking PREZISTA® and ritonavir combination treatment and call your

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healthcare professional immediately if you develop any skin changes with these symptoms: fever, tiredness, muscle or joint pain, blisters or skin lesions, mouth sores or ulcers, red or inflamed eyes, like “pink eye.” Rash occurred more often in patients taking PREZISTA® and raltegravir together than with either drug separately, but was generally mild
Who should not take PREZISTA®?

•
Do not take PREZISTA® if you are taking the following medicines: alfuzosin (Uroxatral®), dihydroergotamine (D.H.E.45®, Embolex®, Migranal®), ergonovine, ergotamine (Cafergot®, Ergomar®), methylergonovine, cisapride (Propulsid®), pimozide (Orap®), oral midazolam, triazolam (Halcion®), the herbal supplement St. John's wort (Hypericum perforatum), lovastatin (Mevacor®, Altoprev®, Advicor®), simvastatin (Zocor®, Simcor®, Vytorin®), rifampin (Rifadin®, Rifater®, Rifamate®, Rimactane®), sildenafil (Revatio®) when used to treat pulmonary arterial hypertension, indinavir (Crixivan®), lopinavir/ritonavir (Kaletra®), saquinavir (Invirase®), boceprevir (Victrelis™), or telaprevir (Incivek™)

•
Before taking PREZISTA®, tell your healthcare professional if you are taking sildenafil (Viagra®, Revatio®), vardenafil (Levitra®, Staxyn®), tadalafil (Cialis®, Adcirca®), atorvastatin (Lipitor®), rosuvastatin (Crestor®), pravastatin (Pravachol®), or colchicine (Colcrys®, Col-Probenecid®). Tell your healthcare professional if you are taking estrogen-based contraceptives (birth control). PREZISTA® might reduce the effectiveness of estrogen-based contraceptives. You must take additional precautions for birth control, such as condoms

This is not a complete list of medicines. Be sure to tell your healthcare professional about all the medicines you are taking or plan to take, including prescription and nonprescription medicines, vitamins, and herbal supplements.
What should I tell my doctor before I take PREZISTA®?

•
Before taking PREZISTA®, tell your healthcare professional if you have any medical conditions, including liver problems (including hepatitis B or C), allergy to sulfa medicines, diabetes, or hemophilia

•	Tell your healthcare professional if you are pregnant or planning to become pregnant, or are breastfeeding

◦	The effects of PREZISTA® on pregnant women or their unborn babies are not known. You and your healthcare professional will need to decide if taking PREZISTA® is right for you

◦
Do not breastfeed. It is not known if PREZISTA® can be passed to your baby in your breast milk and whether it could harm your baby. Also, mothers with HIV should not breastfeed because HIV can be passed to your baby in the breast milk

What are the possible side effects of PREZISTA®?

•	High blood sugar, diabetes or worsening of diabetes, and increased bleeding in people with hemophilia have been reported in patients taking protease inhibitor medicines, including PREZISTA®

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CONFIDENTIAL TREATMENT REQUESTED
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•	Changes in body fat have been seen in some patients taking HIV medicines, including PREZISTA®. The cause and long-term health effects of these conditions are not known at this time

•	Changes in your immune system can happen when you start taking HIV medicines. Your immune system may get stronger and begin to fight infections that have been hidden

•
The most common side effects related to taking PREZISTA® include diarrhea, nausea, rash, headache, stomach pain, and vomiting. This is not a complete list of all possible side effects. If you experience these or other side effects, talk to your healthcare professional. Do not stop taking PREZISTA® or any other medicines without first talking to your healthcare professional

You are encouraged to report negative side effects of prescription drugs to the FDA. Visit
www.fda.gov/medwatch, or call 1-800-FDA-1088.
Please refer to the ritonavir (Norvir®) Product Information (PI and PPI) for additional information on precautionary measures.

Please see full Product Information for more details:
http://www.prezista.com/sites/default/files/pdf/us_package_insert.pdf#zoom=100

About Janssen Pharmaceutical Companies of Johnson & Johnson
The Janssen Pharmaceutical Companies of Johnson & Johnson are dedicated to addressing and solving some of the most important unmet medical needs of our time in infectious diseases and vaccines, oncology, immunology, neuroscience, and cardiovascular and metabolic diseases. Driven by our commitment to patients, we develop innovative products, services and healthcare solutions to help people throughout the world.

This press release contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 including regarding product development. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Janssen R&D Ireland and/or Johnson & Johnson. Risks and uncertainties include, but are not limited to: challenges inherent in new product development, including obtaining regulatory approvals; competition, including technological advances, new products and patents attained by competitors; changes to regulations and domestic and foreign health care reforms; and general industry conditions, including trends toward health care cost containment. A further list and description of these risks, uncertainties and other factors can be found in Johnson & Johnson’s Annual Report on Form 10-K for the fiscal year ended December 29, 2013, including in Exhibit 99 thereto, and the company’s subsequent filings with the Securities and Exchange Commission. Copies of these filings are available online at www.sec.gov, www.jnj.com or on request from Johnson & Johnson. None of the Janssen Pharmaceutical Companies or Johnson & Johnson undertake to update any forward-looking statement as a result of new information or future events or developments.

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###

1.
Sax P, Brar I, Elion R, et al. 48 Week study of tenofovir alafenamide (TAF) versus tenofovir disoproxil fumarate (TDF), each in a single tablet regimen with elvitegravir, cobicistat, and emtricitabine for initial HIV treatment. 53rd ICAAC. September 10-13, 2013. Denver. Abstract H1464d.

2.	World Health Organization. Global summary of the AIDS epidemic. Available at: http://www.who.int/gho/hiv/en/. Last accessed July 2014.

3.	Hui Dy. Effects of HIV protease inhibitor therapy on lipid metabolism. Prog Lipid Res 2003;
http://www.ncbi.nlm.nih.gov/pubmed/1254765242(2):81-92.

4.	World Health Organization. Global summary of the AIDS epidemic. Available at:
http://www.who.int/hiv/data/2012_epi_core_en.png . Last accessed July 2014.

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Annex T: Compliance with Laws

1.1.
Each Party acknowledges that the other Party aims to perform its activities, and to have parties such as a Party hereunder who enters into business arrangements with the other Party to perform their activities under such arrangements, in accordance with the highest ethical standards and best industry practices, including without limitation any voluntary codes of practice applicable in the industry. The Parties agree to use reasonable efforts to help ensure that the Parties do not fail to meet such aim with respect to activities hereunder through any violation of the U.S. Foreign Corrupt Practices Act (the “FCPA”), the U.S. False Claims Act (the “FCA”), the U.S. Anti-Kickback Law (the “AKA”), the United Kingdom Bribery Act (the “UKBA”), or any laws or regulations regarding governmental research grants (e.g., rules governing grants from the National Institutes of Health, or other governmental agencies.)

1.2.
Each Party shall comply with all laws and regulations concerning its efforts in any country or jurisdiction where it is providing work hereunder or otherwise applying to any of its activities under this Agreement. Each Party shall use reasonable efforts to ensure that its personnel performing hereunder become reasonably familiar with the FCPA, the FCA, the UKBA and the AKA, and their prohibitions and purposes, and that they will not undertake any actions that would violate the FCPA, the FCA, the UKBA and the AKA. Accordingly, each Party hereby warrants that:

(i)
neither it nor its agents or employees whose duties pertain to this Agreement are excluded from a federal health care program as outlined in Sections 1128 and 1156 of the Social Security Act (see the Office of Inspector General of the Department of Health and Human Services List of Excluded Individuals / Entities at http://www.oig.hhs.gov/FRAUD/exclusions/listofexcluded.html);

(ii)
neither it nor its agents or employees whose duties pertain to this Agreement are debarred by the FDA under 21 U.S.C. 335a (see the FDA Office of Regulatory Affairs Debarment List at http://www.fda.gov/ora/compliance_ref/debar/);

(iii)	neither it, nor its agents or employees are otherwise excluded from contracting with the federal government (see the Excluded Parties Listing System at http://epls.arnet.gov);

(iv)	it, or its agents or employees, if required, are duly licensed and in good standing in accordance with applicable U.S., state or other applicable governmental licensing requirements;

(v)
no payment or offer to pay, or the giving or offering to give, anything of value to an official or employee of any government or any department, agency or instrumentality thereof (including, but not limited to, any health or medical providers owned or controlled by the government), or to any political party or any candidate for political office, shall be made with the purpose of influencing any decisions favorable to either Party or its Affiliates and the business resulting therefrom in contravention of the FCPA or the laws of the country in which it is providing work;

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(vi)
it has not paid, nor offered or agreed to pay, nor caused to be paid, directly or indirectly, any political contributions, fees or commissions to any governmental employee or representative (including, but not limited to, any employee of any health or medical provider owned or controlled by the government) that would appear to cause a violation of the FCPA; and

(vii)
it will not, directly or indirectly offer, pay, promise to pay, or authorize the giving of money or anything of value to any governmental official or representative, to any political party or official thereof, or to any candidate for political office, or to any other person, for the purpose of:

a.
inappropriately influencing any act or decisions of such person, official, political party, party official, or candidate in, if applicable, its official capacity, including a decision to fail to perform official functions, or

b.
inducing such person, official, political party, party official, or candidate to use influence with the government, any instrumentality thereof, or any other entity to affect or influence any act or decision of such government or instrumentality, or entity, in order to assist Janssen or Gilead in obtaining or retaining business for or with, or directing business to, any Affiliate or Third Party.

Each Party further agrees that if subsequent developments cause the certifications and information reported herein to be no longer accurate or complete, it will immediately so advise the other Party in writing.

1.3
In the event of a claim or investigation, or an official request for a Party to cooperate with respect to any such claim or investigation, by a Regulatory Authority or other legal authority having jurisdiction over either Party, of an alleged violation of the FCPA arising from any activities conducted by the other Party relating specifically to this Agreement or to any Territory Combination Product, the other Party shall reasonably provide such Regulatory Authority or other legal authority having jurisdiction over the Party, with access to the other Party’s facilities, records (financial and otherwise), and supporting documentation, as reasonably requested by the Party or its agents in order to cooperate in connection with such claim or investigation. Each Party acknowledges that the provisions of this Annex T granting the other Party certain audit rights shall in no way relieve the Party of any of its obligations under the Agreement, nor shall such provisions require the other Party to conduct any such audits.

1.4
During the Term, each Party shall maintain true, accurate and complete books and records, including, but not limited to, those: (i) documenting its interactions with any government or its officials or employees relating to its activities in connection with any Territory Combination Product; (ii) payments made to any officials or employees of any government or any department, agency or instrumentality thereof; and (iii) political contributions. Each Party shall also maintain a reasonable system of internal accounting controls sufficient to satisfy the FCPA.

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CONFIDENTIAL TREATMENT REQUESTED
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1.5	Each Party acknowledges and agrees that any breach of its obligations under this Annex T shall be a basis for notification of a material breach of this Agreement.

1.6
Notwithstanding anything to the contrary in this Agreement, a Party may disclose its terms and conditions (including any financial terms) to any governmental authorities in the U.S. or those in a country where it performs activities in connection with any Territory Combination Product that such Party determines in good faith has a legitimate need for access to such information for purposes of investigating or determining either Party’s compliance with Applicable Law.

1.7
The Parties acknowledge that certain laws, now or in the future may require pharmaceutical, medical device and other companies to disclose information on compensation, gifts or other remuneration provided to physicians, institutions, and other health care professionals. Either Party may report information about remuneration provided under this Agreement. Once reported, such information may be publicly accessible.

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex U-1: Janssen Guarantee Acknowledgement

December 23, 2014

Gilead Sciences, Inc.
333 Lakeside Drive
Foster City, CA 94404

Gilead Sciences Ireland UC
Unit 13 Stillorgan Industrial Park
Blackrock, Co.
Dublin, Ireland

Re:    Amended and Restated Collaboration Agreement (Complera and the R/F/TAF Product) dated as of December 23, 2014 by and among Gilead Sciences, Inc., Gilead Sciences Ireland UC (formerly Gilead Sciences Limited) and Janssen R&D Ireland (the “Amended and Restated Agreement”)

Ladies and Gentlemen:

Capitalized terms used but not defined in this letter have the meanings given to them in the Amended and Restated Agreement.

Janssen Pharmaceutica NV hereby confirms that the Amended and Restated Agreement is included within the definition of “Collaboration Agreement” for purposes of the guarantee agreement that was delivered by Janssen Pharmaceutica NV pursuant to Section 20.4 of the Original Agreement.

This letter shall in all respects be governed by and construed in accordance with the laws of the State of New York, without reference to the rules of conflict of laws thereof.

Annex U-1 Page 1 of 2

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

JANSSEN PHARMACEUTICA NV
By:
Name:
Title:

Annex U-1 Page 2 of 2

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex U-2: Gilead Guarantee Acknowledgement

December 23, 2014

Janssen R&D Ireland
Eastgate Village
Eastgate, Little Island
County Cork, Ireland

Re:    Amended and Restated Collaboration Agreement (Complera and the R/F/TAF Product) dated as of December 23, 2014 by and among Gilead Sciences, Inc., Gilead Sciences Ireland UC (formerly Gilead Sciences Limited) and Janssen R&D Ireland (the “Amended and Restated Agreement”)

Ladies and Gentlemen:

Capitalized terms used but not defined in this letter have the meanings given to them in the Amended and Restated Agreement.

Gilead Parent hereby confirms that the Amended and Restated Agreement is included within the definition of “Collaboration Agreement” for purposes of the guarantee agreement that was delivered by Gilead Parent pursuant to Section 20.4 of the Original Agreement.

This letter shall in all respects be governed by and construed in accordance with the laws of the State of New York, without reference to the rules of conflict of laws thereof.

Annex U-2 Page 1 of 2

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

GILEAD SCIENCES, INC.
By:
Name:
Title:

Annex U-2 Page 2

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex V: [Reserved]

Annex V Page 1 of 1

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex W: Existing RPV Licenses; Janssen In-License Requirements
[*]

Annex W Page 1 of 1

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex X: [Reserved]

Annex X Page 1 of 1

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex Y: Existing Gilead Licenses
[*]

Annex Y Page 1 of 1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex Z: Janssen Distributor Agreement

Amended and Restated Janssen Distributor Agreement

THIS AMENDED AND RESTATED JANSSEN DISTRIBUTOR AGREEMENT (as the same may be amended, modified or supplemented from time to time, this “JDA”) is made as of December 23, 2014 (the “Restatement Effective Date”), by and among Gilead Sciences, Inc., a corporation organized and existing under the laws of the State of Delaware and having its principal place of business at 333 Lakeside Drive, Foster City, California 94404 (“Gilead Parent”), Gilead Sciences Ireland UC (formerly known as Gilead Sciences Limited), an unlimited liability company existing under the laws of Ireland and wholly-owned subsidiary of Gilead Parent having its principal place of business at IDA Business & Technology Park, Carrigtohill, Co. Cork, Ireland (“Gilead Sub” and, collectively with Gilead Parent, “Gilead”) and Janssen R&D Ireland, a company organized and existing under the laws of Ireland, having its principal place of business at Eastgate Village, Eastgate, Little Island, County Cork, Ireland (“Janssen,” formerly known as Tibotec Pharmaceuticals, “Tibotec”). Each of Gilead and Janssen is sometimes referred to individually herein as a “Party” and collectively as the “Parties.”
RECITALS

WHEREAS, the Parties have entered into that certain AMENDED & RESTATED COLLABORATION AGREEMENT (Complera and the R/F/TAF Product) dated as of December 23, 2014 (the “Collaboration Agreement”);

WHEREAS, the Parties have agreed pursuant to the Collaboration Agreement to enter into this JDA to set forth certain rights and obligations of each Party with respect to the Janssen Countries.

WHEREAS, the Parties previously entered into that certain Janssen Distributor Agreement provided in Annex Z of the Original Agreement (the “Original JDA”); and

WHEREAS, this JDA supersedes the Original JDA and the financial provisions set forth in Annex BB of the Original Agreement, except that the provisions in Exhibit B-1, Exhibit B-2, Exhibit B-3 and Exhibit C shall take effect January 1, 2015.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

SECTION 1
DEFINED TERMS

Capitalized terms used and not defined in this JDA shall have the respective meanings assigned to them in the Collaboration Agreement. Unless otherwise indicated, all section cross-references in this JDA are to the Sections of this JDA and not the Collaboration Agreement.

Annex Z Page 1

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

1.1“Contract Manufacturer” or “CMO” shall mean any Third Party contract manufacturer with which (a) Gilead or its Affiliates contracts for the Manufacture of Territory Combination Product, or any API contained therein, to fulfill its obligations under this JDA, or (b) Janssen or its Affiliates contracts for the labeling, packaging, handling or storage of Territory Combination Product.
1.2“Core Materials” shall have the meaning set forth in Section 8.2.
1.3“Deficient Territory Combination Product” shall have the meaning set forth in Section 2.2.
1.4“Delivery” shall have the meaning set forth in Section 9.1. “Deliver” and “Delivered” shall have correlative meanings.
1.5“Election Notice” shall have the meaning set forth in Section 13.2.
1.6“Failure to Supply” shall have the meaning set forth in Section 6.3.
1.7“Firm Order” shall have the meaning set forth in Section 3.4(a).
1.8“Forecast” shall have the meaning set forth in Section 3.1.
1.9“Forecast Date” shall have the meaning set forth in Section 3.1.
1.10“Gilead Manufacturer” shall mean a Person that Manufactures Territory Combination Product supplied under this JDA, or any API contained therein, by or on behalf of Gilead and its Affiliates, whether it be Gilead, an Affiliate of Gilead or a Contract Manufacturer of Gilead (or an Affiliate of Gilead).
1.11“Initial Pre-Approval Order Agreement” shall have the meaning set forth in Section 13.3(a).
1.12“Inspection” shall have the meaning set forth in Section 12.1.
1.13“Janssen Destination” shall have the meaning set forth in Section 9.1.
1.14“Janssen Packager” shall mean a Person that packages or labels Territory Combination Product supplied under this JDA by or on behalf of Janssen and its Affiliates, whether it be Janssen, an Affiliate of Janssen or a Contract Manufacturer of Janssen (or an Affiliate of Janssen).
1.15“JPKK Quality Agreement” shall have the meaning set forth in Section 11.4(d).
1.16“Lost Territory Combination Product” shall mean, with respect to any Calendar Year and with respect to Territory Combination Product supplied to Janssen (or its Affiliate or Third Party Distributor) in accordance with this JDA: (i) any Territory Combination Product that [*].

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

1.17“Major Market Complera” shall mean any Territory Complera that is manufactured by Gilead in accordance with the applicable specifications set forth in this JDA, which specifications describe a product intended by the Parties to be sold or otherwise Distributed (or Manufactured for sale or other Distribution) in the Territory outside of Region B and Region C, which shall, for the avoidance of doubt, exclude any Branded Region B/C Complera.
1.18“Major Market R/F/TAF Product” shall mean any R/F/TAF Product that is manufactured by Gilead in accordance with the applicable specifications set forth in this JDA, which specifications describe a product intended by the Parties to be sold or otherwise Distributed (or Manufactured for sale or other Distribution) in the Territory outside of Region B and Region C, which shall, for the avoidance of doubt, exclude any Branded Region B/C R/F/TAF Product.
1.19“Manufacturing-Related Change” shall have the meaning set forth in Section 11.3.
1.20“Nonconforming” shall have the meaning set forth in Section 5.1. “Nonconformity” shall have a correlative meaning.
1.21“Notice Period” shall have the meaning set forth in Section 13.2.
1.22“Quality Agreement” shall have the meaning set forth in Section 11.4(b).
1.23“Supply Committee” shall have the meaning set forth in the RPV Supply Agreement.
1.24“Territory Combination Product Specifications” shall mean the Territory Complera Specifications and the Territory R/F/TAF Product Specifications.
1.25“Territory Complera Specifications” shall mean the following specifications for Major Market Complera and Branded Region B/C Complera, which, as of the Effective Date, have been provided to Janssen’s members of the Supply Committee, as such specifications may be amended from time to time in accordance with this JDA and the Quality Agreement: G-SPEC-165-97.00 (Major Market Complera) and G-SPEC-165-96.00 (Branded Region B/C Complera).
1.26“Territory R/F/TAF Product Specifications” shall mean the specifications for Major Market R/F/TAF Product and Branded Region B/C R/F/TAF Product, as applicable, and as provided by Gilead to Janssen in accordance with this JDA and the Quality Agreement, as applicable, as such specifications may be amended from time to time in accordance with this JDA and the Quality Agreement.
1.27“Unsalable Deficient Territory Combination Product” shall have the meaning set forth in Section 2.2.

Annex Z Page 3

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

SECTION 2
SUPPLY OF TERRITORY COMBINATION PRODUCT;
MINIMUM SHELF LIFE; PRODUCT EXPIRY
2.1Generally. Subject to the terms and conditions of the Collaboration Agreement and this JDA, during the term of this JDA with respect to a country in the Janssen Countries, (a) Gilead shall sell to Janssen, and Janssen shall purchase exclusively from Gilead, pursuant to Firm Orders properly submitted to Gilead under this JDA, all of Janssen’s requirements of Territory Combination Product for such country in unlabeled bottles of Major Market Complera, Branded Region B/C Complera, Major Market R/F/TAF Product or Branded Region B/C R/F/TAF Product, as applicable, for use solely as permitted under the Collaboration Agreement and this JDA, and (b) Janssen shall be Gilead’s exclusive distributor of, and shall have the exclusive right to Distribute, Territory Combination Product in such country. The Supply Committee shall determine the commencement date for Manufacture and sale to Janssen under this JDA of Major Market R/F/TAF Product, Branded Region B/C Complera and Branded Region B/C R/F/TAF Product, including any required Manufacture of validation batches required by Applicable Law, provided that the Parties understand and agree that Gilead shall require at least five (5) months’ advance notice to Manufacture any such required validation batches and commence Manufacture of Branded Region B/C Complera or Branded Region B/C R/F/TAF Product. In the event that the Supply Committee cannot reach agreement with respect to the commencement date for Manufacture and sale to Janssen under this JDA of Branded Region B/C Complera and Branded Region B/C R/F/TAF Product, then Gilead shall commence such Manufacture and sale on the date reasonably requested by Janssen and in no event earlier than the date on which Gilead is commencing commercial manufacture of the applicable Territory Combination Product for use by Gilead in the Gilead Countries.
2.2Minimum Shelf Life. To ensure that minimum remaining shelf life requirements of Territory Combination Product in the Janssen Countries can be met by Janssen at the time of delivery in such Janssen Countries, [*] if Gilead Delivers any Territory Combination Product with less than the remaining shelf life specified in clause (i) above (“Deficient Territory Combination Product”), Janssen shall use Commercially Reasonable Efforts to sell (and to cause its Affiliates to sell) such Territory Combination Product [*]. For clarity, the percent remaining shelf life at the time of Delivery shall be calculated by the formula ((a-b)/a)*100, where “a” is the approved shelf life of the applicable Territory Combination Product (as described above), and “b” is the time elapsed between the date of completion of Manufacture (as defined by Applicable Law for purposes of establishing shelf life) and the date of Delivery. Prior to the Delivery of any Deficient Territory Combination Product, Gilead shall provide notice to the Supply Committee of its intent to Deliver such Deficient Territory Combination Product and the Supply Committee shall discuss whether such Deficient Territory Combination Product can reasonably be sold in any of the Janssen Countries by Janssen or its Affiliates. In addition, the Supply Committee shall coordinate regarding the Parties’ rights and obligations under this Section 2.2 and any special needs of Janssen regarding shelf life for Territory Combination Product for particular jurisdictions. Provided that Janssen uses such efforts as described in clause (ii) above, Janssen shall notify Gilead in writing on an annual basis of any Deficient Territory Combination Product that it is unable to sell notwithstanding the exercise of

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Commercially Reasonable Efforts described in clause (ii) above (such Deficient Territory Combination Product, “Unsalable Deficient Territory Combination Product”), which notice shall specify the quantity of Unsalable Deficient Territory Combination Product. Such notification shall occur by January 31 of each Calendar Year with regards to Unsalable Territory Combination from the prior Calendar Year. Notwithstanding anything to the contrary in the Collaboration Agreement, this JDA or any other Ancillary Agreements, with respect to any quantity of Unsalable Deficient Territory Combination Product, [*].
2.3Treatment of Expired or Unusable Product. Janssen shall arrange for the destruction, return to Gilead or other disposal, at Gilead’s election, of any Territory Combination Product that is expired or otherwise rendered unusable (but not covered by Section 5), in accordance with Gilead’s instructions and Applicable Law. The reasonable, direct, out-of-pocket costs and expenses of any such destruction, return or other disposal of Territory Combination Product by Janssen pursuant to this Section 2.3 shall be borne by [*].
SECTION 3
FORECASTS AND ORDERS
3.1Generally. On or before the first day of each month (the “Forecast Date”) during the term of this JDA with respect to one or more countries, commencing as of the date specified in Section 3.2 or 3.3 of this JDA as applicable, Janssen shall submit to Gilead a forecast (which forecast shall be expressed in terms of Units) of the quantity of Major Market Complera, Branded Region B/C Complera, Major Market R/F/TAF Product and Branded Region B/C R/F/TAF Product that Janssen expects to order for each month during the twenty-four (24) month period following the applicable Forecast Date (each, a “Forecast”). Each Forecast shall be prepared in good faith consultation with Gilead. In addition, Janssen shall, prior to the end of each Calendar Year during the term of this JDA with respect to one or more countries, provide Gilead with Janssen’s good faith estimate of its annual requirements for Major Market Complera, Branded Region B/C Complera, Major Market R/F/TAF Product and Branded Region B/C R/F/TAF Product for each of the third, fourth and fifth Calendar Years following the Calendar Year in which such estimate is given; provided, however, that, in the case of such third year, the estimate shall be broken down by Calendar Quarter. [*].
3.2Territory Complera
(a)Major Market Complera. Janssen’s obligation to submit Forecasts with respect to Major Market Complera shall commence nine (9) months before the anticipated First Commercial Sale of Territory Complera in the first (1st) Janssen Country where Janssen will be selling Major Market Complera. The quantity of Major Market Complera set forth in a given Forecast for each of the first (1st) through the fourth (4th) months shall be binding. Except as provided in the foregoing sentence, Forecasts with respect to Major Market Complera shall be considered non-binding.
(b)Branded Region B/C Complera. Janssen’s obligation to submit Forecasts with respect to Branded Region B/C Complera shall commence nine (9) months before the anticipated First Commercial Sale of Territory Complera in the first Janssen Country where

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[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Janssen will be selling Branded Region B/C Complera. The quantity of Branded Region B/C Complera set forth in a given Forecast for each of the first (1st) through the fifth (5th) months shall be binding. Except as provided in the foregoing sentence, Forecasts with respect to Branded Region B/C Complera shall be considered non-binding.
3.3Territory R/F/TAF Product.
(a)Major Market R/F/TAF Product. Janssen’s obligation to submit Forecasts with respect to Major Market R/F/TAF Product shall commence [*] before the anticipated First Commercial Sale of Territory R/F/TAF Product in the first (1st) Janssen Country where Janssen will be selling Major Market R/F/TAF Product. The quantity of Major Market R/F/TAF Product set forth in a given Forecast for [*] shall be binding. Except as provided in the foregoing sentence, Forecasts with respect to Major Market R/F/TAF Product shall be considered non-binding.
(b)Branded Region B/C R/F/TAF Product. Janssen’s obligation to submit Forecasts with respect to Branded Region B/C R/F/TAF Product shall commence [*] before the anticipated First Commercial Sale of Territory R/F/TAF Product in the first (1st) Janssen Country where Janssen will be selling Branded Region B/C R/F/TAF Product. The quantity of Branded Region B/C R/F/TAF Product set forth in a given Forecast for [*] shall be binding. Except as provided in the foregoing sentence, Forecasts with respect to Branded Region B/C R/F/TAF Product shall be considered non-binding.
3.4Orders and Non-Binding Period.
(a)Firm Orders. Janssen shall notify Gilead, in the form of a purchase order or other form agreed by the Parties (each a “Firm Order”), of the Units of each of Major Market Complera, Branded Region B/C Complera, Major Market R/F/TAF Product and Branded Region B/C R/F/TAF Product to be Delivered to satisfy Janssen’s requirements at least four (4) months prior to the date on which such Territory Combination Product is to be Delivered. Each Firm Order shall (i) be consistent with the quantity set forth in the applicable binding portion of the Forecast; (ii) be denominated in Units, unless otherwise mutually agreed by the Parties; and (iii) specify the Delivery date and any reasonable delivery instructions set forth in the Firm Order;. Each Firm Order [*]. Janssen acknowledges and agrees that production yield rates for any whole batches ordered by Janssen may inherently vary and that, as a result, Delivered batch sizes may inherently vary from the estimated batch size and the Parties’ obligations as to such inherent variation are detailed in Section 6.1.
(b)Non-Binding Forecasts During Initial Twelve (12) Months and by Supply Committee Determination. Notwithstanding Sections 3.2, 3.3 or 3.4(a), any Forecasts provided by Janssen prior to the end of the first twelve (12) months following (a) in the case of Major Market Complera for Delivery to Janssen Countries, the First Commercial Sale of Major Market Complera in a Janssen Country in Region A, (b) in the case of Branded Region B/C Complera for Delivery to Janssen Countries, the First Commercial Sale of Branded Region B/C Complera in a Janssen Country in Region B or Region C [*] shall be deemed non-binding and the quantities of such Territory Combination Product to be Delivered to Janssen and timing of any

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

such Deliveries shall be determined by the Supply Committee and such determination of quantities and timing by the Supply Committee shall be binding on both Parties.
3.5Japan. Janssen shall place separate Forecasts and Firm Orders for Major Market Complera and Major Market R/F/TAF Product that will be Distributed in Japan in accordance with each of Sections 3.1 through 3.4; provided, however, that such Forecasts shall be [*].
3.6Acceptance of Firm Orders. Within five (5) Business Days of initial receipt of a Firm Order from Janssen, Gilead shall notify Janssen whether it accepts or rejects such Firm Order. Gilead shall accept any such Firm Order from Janssen to the extent that such Firm Order complies with the requirements above.
3.7Supply Committee. The roles and responsibilities of the Supply Committee shall include the supply of Major Market Complera, Branded Region B/C Complera, Major Market R/F/TAF Product and Branded Region B/C R/F/TAF Product, including issues related to supply for Japan and those responsibilities that are assigned to the Supply Committee under the RPV Supply Agreement but as applied to Territory Combination Product rather than RPV.
3.8Distribution Limitation. Janssen shall not Distribute (a) in Japan, any Territory Combination Product ordered and Delivered for a country other than Japan, or (b) outside of Japan, any Territory Combination Product ordered and Delivered for Japan.
SECTION 4
DEVIATIONS FROM FIRM ORDERS
4.1Commercially Reasonable Efforts of Gilead. In the event Janssen desires to place a Firm Order for Major Market Complera, Branded Region B/C Complera, Major Market R/F/TAF Product or Branded Region B/C R/F/TAF Product in an amount that exceeds the prior binding Forecast, Gilead shall use Commercially Reasonable Efforts to supply such Territory Combination Product under this JDA to accommodate such excess and shall as soon as practicable notify Janssen of the quantities of Major Market Complera, Branded Region B/C Complera, Major Market R/F/TAF Product or Branded Region B/C R/F/TAF Product, as applicable, that Gilead expects to be able to Deliver by the Delivery date specified in the applicable Firm Order.
4.2Reduced Order Quantity. In the event that Janssen places a Firm Order that is less than the binding Forecast for such period, Janssen shall reimburse Gilead for any non-recoverable costs and expenses reasonably incurred by Gilead, its Affiliates and its CMOs in connection with such reduction in quantity (including any costs and expenses incurred as a result of any Territory Combination Product being rendered unusable as a result of such reduction); provided, however, that Gilead shall use Commercially Reasonable Efforts to use the quantity of Territory Combination Product corresponding to such reduction in its own commercialization activities.

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[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

SECTION 5
NON-CONFORMING PRODUCT
5.1Notice of Nonconformity. Janssen shall notify Gilead in writing of any claim that any Territory Combination Product supplied under this JDA is not in conformance with the warranties set forth in Section 11.1 (“Nonconforming”) within thirty (30) days after Delivery thereof (or within thirty (30) days after discovery of any Nonconformity that could not reasonably have been detected by inspection on receipt at the applicable Janssen Destination). Janssen shall promptly provide Gilead with a sample of such Nonconforming Territory Combination Product, if available, and all relevant reports, data, and laboratory test results indicating that such Territory Combination Product is Nonconforming. Janssen shall have the option to require that Gilead use its Commercially Reasonable Efforts to replace such potentially Nonconforming Territory Combination Product as promptly as possible by placing a Firm Order therefor. Janssen shall be liable to pay for such Firm Order unless and until it shall have been determined by the independent testing laboratory described below, or by agreement of the Parties, that the Territory Combination Product in question was Nonconforming. If Gilead and Janssen disagree as to whether Units of Territory Combination Product are Nonconforming, Gilead and Janssen shall designate an independent testing laboratory reasonably acceptable to both Parties to make a determination, which determination shall be binding on the Parties, absent manifest error. Gilead shall bear the costs of such laboratory testing if such Territory Combination Product is determined to be Nonconforming (other than due to non-conforming Supplied RPV), and otherwise Janssen shall bear such costs. The Parties shall attempt to resolve any Nonconformity issue within ninety (90) days after Janssen notifies Gilead that any Territory Combination Product is Nonconforming.
5.2Replacement of Nonconforming Territory Combination Product. If the independent testing laboratory (as set forth above) determines that any Territory Combination Product was Nonconforming or the Parties agree that any Territory Combination Product was Nonconforming, then Janssen shall have the option to:
(a)if not previously done (as set forth above), require that Gilead use its Commercially Reasonable Efforts to replace any Nonconforming Territory Combination Product as promptly as possible by placing a Firm Order therefor; or
(b)cancel the applicable Firm Order (or portion thereof) corresponding to the Nonconforming Territory Combination Product.
In the case of clause (a) (if notwithstanding such efforts, and for reasons other than a Force Majeure Event, Gilead does not so replace such Nonconforming Territory Combination Product) or clause (b), (i) the Parties shall make any necessary financial adjustments so that Janssen is not obligated to pay for such cancelled Territory Combination Product, and (ii) as Janssen’s sole monetary remedy (but without limitation of Gilead’s obligations under Article 18 of the Collaboration Agreement) in the case of Nonconforming Territory Combination Product, Gilead shall pay to Janssen any out-of-pocket, documented non-recoverable costs or expenses reasonably incurred by Janssen (or its Affiliates) as a result of any required rescheduling of the packaging and labeling by Janssen’s or its Affiliates’ Contract Manufacturers of any

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Nonconforming Territory Combination Product that Gilead failed to replace with conforming Territory Combination Product under this JDA within thirty (30) days after the Delivery date specified in the applicable Firm Order; provided, however, that Gilead shall not be liable for any such costs or expenses to the extent such Nonconforming Territory Combination Product was Nonconforming as a result of Supplied RPV from Janssen or its Affiliates; provided, further, that Janssen shall have notified Gilead of such Nonconformity within the thirty (30) day period described above. Janssen shall use Commercially Reasonable Efforts to minimize any such costs and expenses incurred by Janssen for such cancellation.
5.3Destruction of Nonconforming Territory Combination Product. Janssen shall arrange for the destruction, return to Gilead or other disposal, at Gilead’s election, of any Nonconforming Territory Combination Product in compliance with Gilead’s instructions and Applicable Law. The reasonable, direct, out-of-pocket costs and expenses of any such destruction, return or other disposal of Nonconforming Territory Combination Product by Janssen pursuant to this Section 5.3 shall be borne by Gilead; provided, however, that Janssen shall bear all such costs to the extent such Territory Combination Product is Nonconforming due to Supplied RPV from Janssen or its Affiliates.
SECTION 6
TERRITORY COMBINATION PRODUCT SHORTAGE;
FAILURE TO SUPPLY
6.1Inadequate Delivered Quantity of Territory Combination Product. Janssen shall notify Gilead in writing of any (i) failure to Deliver Territory Combination Product or (ii) a shortage in quantity in any shipment of Territory Combination Product (as compared with the amount specified for Delivery in the applicable Firm Order given by Janssen (as set forth above)), in each case ((i) and (ii)), within thirty (30) days after Delivery (or scheduled Delivery) thereof. In the event Gilead disagrees with any claim of shortage by Janssen, each Party shall designate a representative to be present at the inventorying of the at-issue Territory Combination Product, as applicable, the results of which shall be binding on the Parties, absent manifest error (and Gilead shall invoice Janssen solely based on such binding results). Gilead shall Deliver any shortage amount (as agreed upon by the Parties or determined by the inventorying) of Territory Combination Product, as applicable, as promptly as reasonably possible. Further, as Janssen’s sole monetary remedy in the case of a delayed Delivery of Territory Combination Product under this JDA, Gilead shall pay to Janssen any documented out-of-pocket, non-recoverable costs or expenses reasonably incurred by Janssen (or its Affiliates) as a result of any required rescheduling of the packaging and labeling by Janssen’s or its Affiliates’ Contract Manufacturers for any Territory Combination Product, as applicable, that Gilead fails to Deliver within thirty (30) days after the Delivery date specified in the applicable Firm Order, provided that Janssen shall have notified Gilead of such shortfall within such thirty (30) day period. [*].
6.2Shortage of Territory Combination Product. If Gilead is unable to supply the full quantities of any Territory Combination Product set forth in the Firm Orders from Janssen and its Affiliates together with the amounts of Territory Combination Product needed by Gilead and its Affiliates, then Gilead shall allocate the available supply of the applicable Territory Combination

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Product to Janssen and Gilead and their respective Affiliates pro rata based on the worldwide sales of the applicable Territory Combination Product by each Party and its respective Affiliates in the last four (4) full Calendar Quarters immediately prior to the applicable Firm Order.
6.3Notification and Cure. If Gilead fails to supply any Territory Combination Product for which it has received a Firm Order in accordance with this JDA, either (a) for a period of thirty (30) days or longer after the Delivery date set forth in such Firm Order due to its breach of this JDA, or (b) for any period after such Delivery date due to a Force Majeure Event that is reasonably anticipated to prevent Gilead from supplying Territory Combination Product (either such failure, a “Failure to Supply”), Janssen may provide written notice thereof to Gilead requesting a plan to fully restore the supply of Territory Combination Product. Within ten (10) Business Days after receipt of such notice, Gilead shall propose a plan to restore, within an additional ninety (90) calendar days, the supply of Territory Combination Product in accordance with this JDA by production at a facility (or facilities) of Gilead or its Affiliate and/or at a CMO engaged by Gilead (or its Affiliate). Upon either Party’s request, the Parties shall meet, within ten (10) Business Days following Janssen’s receipt of the proposed restoration plan, to discuss and attempt to agree on the restoration plan. If the Parties are unable to agree on the restoration plan, then the matter shall be referred to the Executives for resolution pursuant to Section 20.6.1 of the Collaboration Agreement.
6.4Other Remedies. Subject to the express limitations set forth herein and the Collaboration Agreement, the remedies set forth in this SECTION 6 for a material breach by Gilead shall be in addition to any other remedies Janssen may have under the Collaboration Agreement and this JDA.
SECTION 7
LABELING AND PACKAGING OF SUPPLIED TERRITORY COMBINATION
PRODUCT
7.1Form of Supply. All Territory Combination Product supplied by Gilead to Janssen under this JDA shall be supplied as Units of unlabeled bottles.
7.2Packaging. Each shipment of Territory Combination Product supplied by Gilead to Janssen under this JDA shall be packed, sealed, and shipped in accordance with Gilead’s customary packaging practices and GMP. In the event that specific packaging practices are required by Janssen for any particular Janssen Destination (including with regard to temperature control), the Parties shall cooperate in good faith through the Supply Committee to agree on the manner for implementing such practices.
SECTION 8
PACKAGING, LABELING AND STORAGE TECHNOLOGY TRANSFER;
PACKAGING AND LABELING REQUIREMENTS
8.1Procedures. Gilead shall assist Janssen in establishing proper procedures with respect to packaging, labeling and storage of Territory Combination Product.

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

8.2Secondary Packaging. Gilead shall provide Janssen with the core secondary packaging and packaging insert artwork with respect to each Territory Combination Product (“Core Materials”) for use by Janssen in packaging and labeling such Territory Combination Product. Janssen shall use the Core Materials to package and label the Territory Combination Product, but shall modify the Core Materials as required by Applicable Law and shall provide any necessary translations. Gilead shall have the right, but not the obligation, to review and approve in advance the Core Materials, as so modified, for any Janssen Country.
SECTION 9
TERRITORY COMBINATION PRODUCT DELIVERY
9.1Delivery. Delivery of Territory Combination Product under this JDA shall be [*].
9.2Shipments. Each shipment of Territory Combination Product under this JDA shall be labeled with a traceable batch number, and for each shipment the bill of lading shall list the gross weight and net weight of such shipment. Concurrent with each shipment of Territory Combination Product under this JDA, Gilead shall provide Janssen with an electronic copy of the certificate of analysis confirming that such batch meets the applicable Territory Combination Product Specifications. In addition, upon Delivery of any shipment of Territory Combination Product under this JDA to Janssen’s carrier, Gilead shall provide Janssen with notice that such shipment has been Delivered, including the quantity of Territory Combination Product Delivered. If Janssen requests, Gilead shall provide a written certificate of compliance for a batch or batches of Territory Combination Product Delivered to Janssen under this JDA [*].
SECTION 10
SAFETY STOCK
[*].
SECTION 11
QUALITY CONTROL
11.1Warranty on Territory Combination Product. Gilead represents and warrants that, at the time of Delivery, the Territory Combination Product supplied under this JDA, other than as a result of any defect or condition of the Supplied RPV included therein, including any breach of any warranty with respect to the Supplied RPV made by Janssen in the RPV Supply Agreement, (a) shall have been Manufactured in accordance with GMP and Applicable Law, and (b) shall conform to the applicable Territory Combination Product Specifications for Major Market Complera, Branded Region B/C Complera, Major Market R/F/TAF Product or Branded Region B/C R/F/TAF Product, as applicable, and the applicable certificate of analysis.
11.2Changes to Territory Combination Product Specifications.
(a)Promptly following Marketing Approval of the Territory R/F/TAF Product in the United States or by the European Commission, whichever occurs first, Gilead shall establish and provide the proposed Territory R/F/TAF Product Specifications for each of Major

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Market R/F/TAF Product and Branded Region B/C R/F/TAF Product to Janssen. In the event any Regulatory Authority requests or requires any modifications to such specifications for the Janssen Countries, any such modifications shall be mutually agreed by the Parties and set forth in the Quality Agreement. Upon request of Gilead, Janssen shall [*].
(b)Changes to Territory Combination Product Specifications that are an Additional Requirement shall be governed by Section 8.4 of the Collaboration Agreement. All other changes to the Territory Combination Product Specifications for Major Market Complera, Branded Region B/C Complera, Major Market R/F/TAF Product or Branded Region B/C R/F/TAF Product shall be subject to the provisions of this JDA.
(c)If Gilead wishes to amend any of the Territory Combination Product Specifications, Gilead shall provide written notice thereof to Janssen. The Parties, through the Supply Committee, shall negotiate in good faith to develop a plan for the implementation of such amendment, which plan shall cover the Parties’ respective obligations in connection with implementing such amendment, the timing for such amendment and any related regulatory filings, and the allocation of costs and expenses in connection with performing such obligations, taking into account the benefit that each Party is anticipated to obtain as a result of such change on a worldwide basis. Janssen shall make any regulatory filings required to allow for the use of such amended specifications for the Territory Combination Product for distribution in the Janssen Countries as promptly as reasonably practicable in light of anticipated timelines for any such specification changes.
(d)As of the Restatement Effective Date, Gilead has established and provided to Janssen the specifications for bottle size and shape with respect to the supplied Territory Complera (to the extent not provided in the Territory Complera Specifications). Prior to the first Delivery of Territory R/F/TAF Product to Janssen pursuant to this JDA and solely to the extent not provided in the Territory R/F/TAF Product Specifications, Gilead shall establish and provide to Janssen the specifications for bottle size and shape with respect to the supplied Territory R/F/TAF Product. Any changes to such bottle size and shape specifications (for either Territory Complera or Territory R/F/TAF Product) shall be treated in accordance with the process for changing Territory Combination Product Specifications.
11.3Territory Combination Product Manufacturing-Related Changes. Manufacturing-related changes that are an Additional Requirement shall be governed by Section 8.4 of the Collaboration Agreement. Subject to the requirements of Section 11.2, other manufacturing-related changes with respect to a Territory Combination Product, including changes to the manufacturing location, materials, equipment, Manufacturing process, and procedures (“Manufacturing-Related Change”) may be made at the discretion of Gilead; provided, however, that if such Manufacturing-Related Change will require (a) customer notification under Applicable Law or (b) approval by a Regulatory Authority in the Territory, then Gilead shall notify Janssen and shall reasonably confer and coordinate with Janssen regarding such Manufacturing-Related Change as it relates to customer notification or required Regulatory Approval, as applicable. Any Manufacturing-Related Changes made with respect to Territory Combination Product shall, in each case, comply with GMP and Applicable Law. In the event of

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

any such Manufacturing-Related Change, Gilead shall (i) be responsible for ensuring that all Territory Combination Product Manufactured under the changed Manufacturing process by or on behalf of Gilead or its Affiliates meets the applicable Territory Combination Product Specifications, and (ii) provide Janssen in a timely manner with all information reasonably needed to make corresponding amendments to the applicable regulatory filings in the Territory maintained by Janssen with respect to the Territory Combination Product (including amending Marketing Approvals in the Territory), to the extent necessary. Janssen shall make such regulatory filings as promptly as reasonably practicable in light of anticipated timelines for any Manufacturing-Related Changes. For each Territory Combination Product and APIs contained therein (other than Supplied RPV), a list of Manufacturing locations is provided as Schedule 11.3 of this JDA. Such list shall be updated from time to time by the Supply Committee to reflect any applicable Manufacturing-Related Changes with regard to such Manufacturing locations and the anticipated timelines for obtaining the applicable Regulatory Approvals. Territory Combination Product supplied hereunder shall only be Manufactured at the Manufacturing locations specified in Schedule 11.3, and from API Manufactured at the locations specified in Schedule 11.3, as such list of locations is updated from time to time in accordance with this Section 11.3.
11.4Quality Agreements.
(a)Between Gilead and its CMOs. During the term of this JDA with respect to one or more countries, Gilead shall have quality agreements in place with each of its Contract Manufacturers that Manufacture Territory Combination Product for supply under this JDA, and those that Manufacture the API (other than Supplied RPV) contained therein. Such quality agreements shall, at a minimum, have terms governing GMP compliance as are customary in the pharmaceutical industry.
(b)Between Gilead and Janssen. The Parties (or their Affiliates) have entered into that certain Quality Agreement for the Manufacture and Supply of Commercial Products (Britestock) for Tibotec Territories, dated on or around March 20, 2012, with respect to the operational and quality assurance activities and regulatory compliance objectives contemplated under this JDA with respect to the Territory Complera and the subsequent labeling, packaging and storage of such Territory Complera by Janssen (as amended from time to time, the “Quality Agreement”). Any amendment to the Quality Agreement shall require the written agreement of the Parties. Within one hundred twenty (120) days of the Effective Date, the Parties shall negotiate in good faith and execute an amendment to the Quality Agreement so that the subject matter of such agreement extends to the Territory R/F/TAF Product, where applicable.
(c)Between Janssen and its CMOs. During the term of this JDA with respect to one or more countries, Janssen shall have quality agreements in place with each of its CMOs that package, label or handle Territory Combination Product purchased under this JDA. Such quality agreements shall, at a minimum, have terms governing GMP compliance as are customary in the pharmaceutical industry.
(d)Among Janssen, Gilead and its CMO. The Parties or their Affiliates have entered into that certain Quality Agreement for the Manufacture and Supply of Commercial Products (Britestock) for Japan, dated on or around October 17, 2014, with respect to the

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

operational and quality assurance activities and regulatory compliance objectives contemplated under this JDA with respect to the Territory Complera to be sold in Japan and the subsequent labeling, packaging and storage of such Territory Complera by Janssen or its Affiliates (the “JPKK Quality Agreement”). Any amendment to this JPKK Quality Agreement shall require the written agreement of the parties thereto. Within one hundred twenty (120) days of the Effective Date, the Parties shall negotiate in good faith and execute an amendment to the JPKK Quality Agreement so that the subject matter of such agreement extends to the Territory R/F/TAF Product, where applicable.
SECTION 12
COMBINATION PRODUCT INSPECTIONS
12.1Annual Inspections. During the term of this JDA with respect to one or more countries and no more than once during any twelve (12) month period, upon reasonable prior written request:
(a)Janssen and/or its agents may inspect, during regular business hours, those portions of the facilities of a Gilead Manufacturer where Territory Combination Product or API contained therein is being Manufactured, to ascertain compliance with GMP, Applicable Law, the Territory Combination Product Specifications and the terms of this JDA in the Manufacture, handling and shipping of Territory Combination Product; and
(b)Gilead and/or its agents may inspect, during regular business hours, those portions of the facilities of a Janssen Packager where Territory Combination Product is being packaged, labeled and/or stored, to ascertain compliance with GMP, Applicable Law, the Territory Combination Product Specifications and the terms of this JDA.
Any such inspection of a Gilead Manufacturer or a Janssen Packager shall be coordinated with inspections thereof conducted by or on behalf of the other Party or its Affiliates, and may be conditioned on the execution of a customary confidentiality agreement between the inspecting Party (or its agent) and such Gilead Manufacturer or Janssen Packager. As part of any inspection conducted pursuant to this Section 12.1, the inspecting Party and/or its agents may inspect, as applicable, (i) the raw materials and API used in the Manufacture of the Territory Combination Product, (ii) the holding facilities for such API, raw materials and/or the Territory Combination Product, (iii) the equipment used in the Manufacture (including packaging and labeling) of the Territory Combination Product, (iv) the facilities where Territory Combination Product is being stored and handled and (v) any related Manufacturing (including packaging and labeling) and storage records (such activities, an “Inspection”).
12.2“For Cause” Inspection.
(a)Janssen may conduct an Inspection of the relevant facilities of any Gilead Manufacturer, if such an Inspection is a reasonable response to an audit notice or inquiry from a Regulatory Authority in a Janssen Country regarding any Territory Combination Product, an unresolved deviation in the Manufacture of the Territory Combination Product, or customer complaints or adverse events regarding the Territory Combination Product. Janssen and Gilead

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

shall coordinate in good faith as to the timing of any Inspection of a Contract Manufacturer conducted pursuant to this Section 12.2(a) and Gilead or its designee shall be present at any such Inspection.
(b)Gilead may conduct an Inspection of the relevant facilities of any Janssen Packager, if such an Inspection is a reasonable response to an audit notice or inquiry from a Regulatory Authority in a Janssen Country regarding any Territory Combination Product, an unresolved deviation in the packaging, labeling or storage of the Territory Combination Product, or customer complaints or adverse events regarding the Territory Combination Product. Janssen and Gilead shall coordinate in good faith as to the timing of any Inspection of a Contract Manufacturer conducted pursuant to this Section 12.2(b) and Janssen or its designee shall be present at any such Inspection.
12.3Remedial Efforts. Following any Inspection conducted (as described above), the Parties shall meet to discuss the inspecting Party’s findings, and the other Party shall use Commercially Reasonable Efforts to implement (or cause its Contract Manufacturers to implement) corrective action within the period of time set forth in the Quality Agreement. If such implementation cannot reasonably be completed within such time period, the implementing Party shall commence such implementation or cause its Contract Manufacturers to commence such implementation, within such time period, and shall diligently continue such implementation thereafter.
SECTION 13
COMMERCIALIZATION
13.1Distribution Activities. Subject to the terms and conditions of the Collaboration Agreement and this JDA, the Parties hereby acknowledge and agree that Janssen (or its Affiliate or Third Party Distributor) shall have the right to Distribute each Territory Combination Product in each Janssen Country. Janssen (or such other Person) shall have the sole responsibility and right to fill orders with respect to such Territory Combination Product in each Janssen Country and shall have the sole responsibility and right to distribute (or right to cause such other Person to distribute) such Territory Combination Product and to perform Distribution Activities with respect thereto. Janssen shall not (a) grant rights to conduct any Distribution Activities with respect to a Territory Combination Product in any of the Janssen Countries to any Person other than its Affiliates, Distribution Subcontractors or (subject to Section 13.2) Third Party Distributors, (b) sell or permit its Affiliates or Third Party Distributors to sell any Territory Combination Product in a country outside of the European Union if Janssen (or such Affiliate or Third Party Distributor) has reason to believe that such Territory Combination Product will be exported from such country to any Gilead Country, or (c) export or have exported, or permit its Affiliates or Third Party Distributors to export, any Territory Combination Product from any country outside of the European Union if Janssen (or such Affiliate or Third Party Distributor) has reason to believe that such Territory Combination Product will be Distributed (by Janssen, its Affiliates or any other Person) in or to any Gilead Country without the written consent of Gilead, unless refusing to so export the Territory Combination Product would violate Applicable Law. Janssen shall perform (or cause to be performed) the Distribution Activities with respect to the

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Territory Combination Products in the Janssen Countries consistent with Applicable Law. Gilead shall promptly forward (or cause its Affiliates to forward) to Janssen (or its designee) any order(s) for the purchase of a Territory Combination Product in the Janssen Countries that are received by Gilead or any of its Affiliates, provided that Gilead’s failure to forward any such order to Janssen (or its designee) shall not constitute a breach of this JDA unless such failure constitutes willful misconduct.
13.2Third Party Distributors. [*].
13.3Pre-Approval Order Fulfillment in Janssen Countries.
(a)[*].
(b)[*].
13.4Use of Trademarks.
(a)Janssen shall refrain from, and shall cause its Affiliates and Third Party Distributors to refrain from, using, directly or indirectly, any Product Trademarks other than the Combination Product Trademarks, the Gilead Licensed Trademarks and the Janssen Licensed Trademarks in connection with the Exploitation of Territory Combination Products for sale or distribution in the Janssen Countries; provided, however, that, the foregoing shall not be construed to preclude Janssen or its Affiliates or its Third Party Distributors from using any Trademark in connection with the Exploitation of a Territory Combination Product for sale or distribution in the Janssen Countries to the extent that Applicable Law requires such Trademark to be so used.
(b)[*].
(c)All Branded Region B/C Complera and Branded Region B/C R/F/TAF Product shall have a different tablet color and tablet design and packaging than the Major Market Complera or Major Market R/F/TAF Product, respectively. Without limitation of Section 6.8 of the Collaboration Agreement, Gilead shall designate such tablet color and design and shall design the packaging for the Branded Region B/C Complera and Branded Region B/C R/F/TAF Product, which packaging (and only such packaging) shall be used by Janssen and its Affiliates and Third Party Distributors; provided, however, that Janssen shall modify such packaging as required to comply with local Applicable Law and shall translate such packaging to the local language as necessary. Janssen shall notify Gilead and obtain Gilead’s prior written approval of any such packaging modifications with respect to the Branded Region B/C Complera and Branded Region B/C R/F/TAF Product, except to the extent such modifications are required to comply with local Applicable Law.
13.5Lost Territory Combination Product. Janssen shall notify Gilead in writing on an annual basis of any Territory Combination Product supplied by Gilead to Janssen under the Collaboration Agreement or this JDA that becomes Lost Territory Combination Product in any Calendar Year, which notice shall specify the quantity of such Lost Territory Combination

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Product. Such notification shall occur by January 31 of each Calendar Year with regards to Lost Territory Combination Product from the prior Calendar Year. Notwithstanding anything to the contrary in the Collaboration Agreement, this JDA or any other Ancillary Agreements, with respect to any quantity of Lost Territory Combination Product, [*].
13.6If Janssen breaches its obligations under Section 13.1(b), Section 13.1(c) or Section 13.4(b) with respect to one or more Janssen Countries, Gilead shall have the right to give Janssen notice specifying the nature of such breach. Janssen shall have a period of [*] after receipt of such notice to cure such breach in a manner reasonably acceptable to Gilead. In the event that Janssen has not cured such breach with respect to such country(ies) in such [*] period, [*]. This Section 13.6 is without limitation of Gilead’s termination rights under Section 19.4 of the Collaboration Agreement.
SECTION 14PAYMENTS
14.1Territory Combination Product. Subject to the terms and conditions of the Collaboration Agreement and this JDA, for Territory Combination Product Delivered by Gilead to Janssen under this JDA, Gilead shall issue to Janssen an invoice upon shipment of such Territory Combination Product as provided in Exhibit B of this JDA. Each such invoice shall state the quantity of Major Market Complera, Branded Region B/C Complera, Major Market R/F/TAF Product or Branded Region B/C R/F/TAF Product, as applicable, covered by such invoice and specify all amounts due in United States Dollars. Subject to the terms and conditions of this JDA and the Collaboration Agreement, Janssen shall pay each such invoice in accordance with the payment terms set forth in Exhibit B of this JDA.
14.2Reporting; Audit Rights.
(a)Each Party shall provide reports to the other Party in accordance with Exhibit C of this JDA.
(b)Section 10.8.1 of the Collaboration Agreement shall apply mutatis mutandis for the purpose of verifying the accuracy of the reports provided under Section 14.2(a).
14.3Expenses. Unless otherwise agreed by the Parties (including in Exhibit B of this JDA or Article 10 of the Collaboration Agreement), (a) each Party promptly shall invoice the other Party for any amounts due under this JDA and (b) each Party shall pay any invoice provided by the other Party pursuant to this JDA within forty-five (45) days after receipt of such invoice.
SECTION 15
JANSSEN REPRESENTATIONS, WARRANTIES AND COVENANTS
15.1Warranty on Distributed Territory Combination Product. Janssen represents and warrants that, at the time of distribution or sale by Janssen or its Affiliates to Third Parties of any Territory Combination Product supplied under this JDA, such Territory Combination Product

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CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

shall not be expired or otherwise unfit for sale as a result of Janssen’s packaging, labeling, handling or storage of such Territory Combination Product and such Territory Combination Product shall be in conformance with the applicable Territory Combination Product Specifications and Applicable Law with respect to packaging and labeling.
15.2Permits. Janssen shall obtain and maintain all necessary permits for the packaging, labeling, receipt, storage, handling and distribution of Territory Combination Product at the facility(ies) where Territory Combination Product supplied under this JDA is packaged, labeled and/or stored by or on behalf of Janssen or its Affiliates.
15.3Manufacturing and Storage Records. Janssen shall maintain complete and accurate records relating to the receipt, handling, storage, use, packaging, labeling and disposal by or on behalf of Janssen or its Affiliates of the Territory Combination Product supplied under this JDA and standard operating procedures for the foregoing in accordance with Applicable Law and GMP and shall provide a written account of any discrepancies. Gilead shall have the right to review such records upon the reasonable request of Gilead.
15.4Packaging and Labeling Specifications. Janssen shall label and package the Territory Combination Product in accordance with GMP and Applicable Law for the country or region in which such Territory Combination Product will be sold, released or distributed. If any Territory Combination Product intended for release, sale or distribution by Janssen fails to comply with the labeling and packaging requirements in accordance with the Territory Combination Product Specifications or Applicable Law for the country or region in which such Territory Combination Product will be sold, released or distributed, then Janssen shall not release, sell or distribute such Territory Combination Product.
15.5Janssen Packagers. Janssen shall, or shall cause the Janssen Packagers to, maintain the facilities, equipment and machinery used in connection with the labeling and packaging of Territory Combination Product in a state of repair and operating efficiency that enables it to meet the applicable Territory Combination Product Specifications. Janssen shall, or shall cause such Janssen Packagers to, validate the equipment and the labeling and packaging process and any other appropriate steps performed at such facilities and validate/calibrate all instruments used in testing such equipment and machinery, in each case to the extent used in connection with the labeling or packaging of Territory Combination Product and as required by GMP and Applicable Law.
15.6Handling and Storage. Janssen shall at all times handle, store and transport Territory Combination Product in accordance with Applicable Law, GMP and GDP and in a manner and with a level of care consistent with Janssen’s handling, storage and transport of similar pharmaceutical products.
SECTION 16
TERMINATION; CONSEQUENCES OF TERMINATION
16.1Termination.

Annex Z Page 18

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

(a)At any time, Janssen may terminate this JDA in its entirety or with respect to any Janssen Country upon [*] written notice to Gilead. In the event of any such termination, Gilead may elect to convert any terminated Janssen Country to a Gilead Country by providing written notice of such election to Janssen within [*] after delivery of Janssen’s termination notice with respect to such Janssen Country and such terminated Janssen Country shall be deemed to be a Gilead Take-Over Country upon Janssen’s receipt of such election notice.
(b)If Gilead elects to (i) convert a Janssen Diligence Country to a Gilead Country pursuant to [*] or (ii) convert a Janssen Country to a Gilead Country pursuant to [*] Section 16.1(a), then as of the effectiveness of such election as specified in [*], this JDA shall be deemed terminated with respect to such country and such country shall be deemed a Gilead Take-Over Country.
(c)For clarity, this JDA shall automatically terminate with respect to a Territory Combination Product (i) with respect to a country, upon any termination of the Collaboration Agreement with respect to such Territory Combination Product with respect to such country, and (ii) with respect to all countries, upon any termination of the Collaboration Agreement with respect to such Territory Combination Product with respect to all countries.
(d)In the event that a Janssen Country becomes a Gilead Take-Over Country [*].
16.2Consequences of Termination.
(a)If this JDA is terminated with respect to a country for any reason and such country is a Gilead Take-Over Country, then:
(1)Janssen, upon receiving any necessary or appropriate approval from the applicable Regulatory Authority(ies), shall cease selling (and cause its Affiliates and Third Party Distributors, as applicable, to cease selling) [*] in such Gilead Take-Over Country, but shall not conduct any withdrawal or recall with respect to the [*] in such Gilead Take-Over Country;
(2)if Janssen (or its Affiliate or Third Party Distributor) holds any Drug Approval Application or Marketing Approval with respect to any Territory Combination Product with respect to such Gilead Take-Over Country, Janssen shall, as promptly as reasonably practicable after the effective date of such termination (or, if later, the date on which Gilead makes such election to convert the country to a Gilead Take-Over Country), transfer (or cause to be transferred) to Gilead (or its designated Affiliate, Sublicensee or Third Party Distributor) such Drug Approval Application(s) or Marketing Approval(s) and the Parties shall coordinate in good faith to effect such transfer (and, for clarity, until such time as such transfer has been completed, as between the Parties, Janssen shall remain responsible for performing all activities required to be performed by the holder of such Drug Approval Application(s) or Marketing Approval(s) in accordance with Applicable Law), and Janssen shall be responsible for the costs of such transfer, unless such Gilead Take-Over Country was converted to a Gilead Take-Over Country pursuant to [*], in which case, Gilead shall be responsible for the costs of such transfer;

Annex Z Page 19

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

(3)Janssen shall remain responsible for the performance of its obligations hereunder and under the Collaboration Agreement with respect to such Gilead Take-Over Country as a Janssen Country for the period during which it was a Janssen Country, including with respect to indemnification with respect to any acts or omissions occurring during such period; and
(4)Gilead shall not have any diligence obligations whatsoever with respect to the Exploitation of any Territory Combination Product with respect to such Gilead Take-Over Country; provided, however, that if such Gilead Take-Over Country was a Janssen Diligence Country that was converted to a Gilead Take-Over Country pursuant to [*], the obligations of Janssen set forth in [*] with respect to Territory Combination Products in such country shall thereafter apply to Gilead.
(b)If this JDA is terminated with respect to a country for any reason and such country is not a Gilead Take-Over Country (and Gilead no longer has the right to convert such country to a Gilead Take-Over Country), then:
(1)Janssen, upon receiving any necessary or appropriate approval from the applicable Regulatory Authority(ies), shall cease selling (and cause its Affiliates and Third Party Distributors, as applicable, to cease selling) [*] in such country;
(2)if Janssen (or its Affiliate or Third Party Distributor) holds any Drug Approval Application or Marketing Approval with respect to any Territory Combination Product with respect to such country, Janssen shall, [*], as promptly as practicable after the effective date of such termination (or, if later, the expiration of such time period in which Gilead could have made such election to convert the country to a Gilead Take-Over Country), withdraw such Drug Approval Application(s) or Marketing Approval(s) (and recall such Territory Combination Product in connection therewith, if required by Applicable Law, at its own cost) (and, for clarity, until such time as such withdrawal(s) (and recalls, if applicable) have been completed, as between the Parties, Janssen shall remain responsible for performing all activities required to be performed by the holder of such Drug Approval Application(s) or Marketing Approval(s) in accordance with Applicable Law);
(3)if Gilead (or its Affiliate) holds any Drug Approval Application or Marketing Approval with respect to any Territory Combination Product with respect to such country, Gilead shall, [*], as promptly as practicable after the effective date of such termination (or, if later, the expiration of such time period in which Gilead could have made such election to convert the country to a Gilead Take-Over Country), withdraw such Drug Approval Application(s) or Marketing Approval(s) (and recall such Territory Combination Product in connection therewith, if required by Applicable Law, [*]);
(4) from and after the date on which the withdrawal(s) (and recall(s), if applicable) described in clause (1) or (2) above have been completed with respect to such country, such country shall be deemed a Gilead Country and for clarity, Gilead shall not have any diligence obligations whatsoever with respect to the development or commercialization of any Territory Combination Product with respect to such country.

Annex Z Page 20

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

(c)Supply Wind-Down. Without limiting Section 16.2(a), in the event of any termination of this JDA in its entirety or with respect to a country, the Parties shall coordinate in good faith to wind down matters relating to the Manufacture and supply of the Territory Combination Product(s) under this JDA (if applicable, with respect to the terminated country), including the appropriate disposition of any quantities of such Territory Combination Product(s) then in Janssen’s (or its Affiliates’) inventory to the extent not otherwise usable by Janssen for commercialization of such Territory Combination Product(s) under this JDA; provided, however, that [*].
SECTION 17
SURVIVAL
17.1Termination of this JDA, in whole or in part, shall be without prejudice to any liabilities that shall have accrued prior to such termination or any remedies to which either Party may be entitled. Such termination shall not relieve a Party from obligations that are expressly indicated to survive such termination of this JDA.
17.2Without limiting anything contained in SECTION 16 to the contrary, in the event of any termination of this JDA for any reason, the following sections shall survive such termination: SECTION 14 (in the case of Sections 14.1 and 14.2, to the extent related to Triggering Sales made prior to termination of this JDA), 15.3 (to the extent such records are required for a period of three (3) years following termination of this JDA), 16.1 (with respect to any post-termination rights or obligations set forth therein, as applicable), 16.2, 17, 18.2 and 19, and any definitions of capitalized terms or other provisions (including any Exhibits) required to give effect to the foregoing provisions.
SECTION 18
SUBCONTRACTING
18.1Subject to the terms and conditions of this JDA, Gilead may subcontract the Manufacture of Territory Combination Product to one or more Contract Manufacturers. Gilead shall have the right to select such Contract Manufacturers in its sole discretion. In the event that Gilead delegates any of its obligations under this JDA to a subcontractor, Gilead shall remain primarily (and not secondarily or derivatively) liable for the full and timely performance by such subcontractor of all its obligations under this JDA. Notwithstanding anything to the contrary contained herein, if Gilead engages a subcontractor to fulfill any of Gilead’s obligations under this JDA, Gilead shall cause such subcontractor to comply with the provisions of this JDA.
18.2For clarity, Janssen shall not be considered a subcontractor of Gilead for any purpose under the Collaboration Agreement or this JDA.
SECTION 19
MISCELLANEOUS

Annex Z Page 21

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

19.1This JDA is subject to the terms of the Collaboration Agreement. If there is any inconsistency between the provisions of this JDA and the provisions of the Collaboration Agreement, the provisions of the Collaboration Agreement shall control. If there is any inconsistency between the provisions of this JDA and the Quality Agreement, or any purchase order, confirmation, or other document passing between the Parties relating to supply of Territory Combination Product by Gilead to Janssen or the subsequent packaging, handling or storage of the Territory Combination Product by Janssen under this JDA, the provisions of this JDA shall control except that the Quality Agreement shall control with respect to procedures for verifying compliance with quality requirements.
19.2Subject to Section 20.14.1 of the Original Agreement and to Section 19.1 above, this JDA (including the Exhibits hereto), constitutes, on and as of the Restatement Effective Date, the entire agreement of the Parties with respect to the subject matter hereof, and all prior or contemporaneous understandings or agreements between Gilead, on the one hand, and Janssen, on the other hand, whether written or oral, with respect to such subject matter are hereby superseded in their entireties; provided, however, that (a) the CDA shall be superseded solely to the extent applicable to the subject matter of this Agreement, (b) certain other agreements and side letters shall terminate, remain in effect or be modified as separately mutually agreed by the Parties in writing; and (c) this JDA shall supersede the Original JDA, except the provisions in Exhibit B-1, Exhibit B-2, Exhibit B-3 and Exhibit C shall take effect January 1, 2015. This Agreement shall not be amended in any respect whatsoever except by a further agreement, in writing, fully executed by Gilead and Janssen.
19.3Sections 20.1, 20.2, 20.3, 20.4, 20.5, 20.6, 20.7, 20.8, 20.9, 20.10, 20.11, 20.12, 20.13 and 20.15 of the Collaboration Agreement shall apply mutatis mutandis.

Annex Z Page 22

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

IN WITNESS WHEREOF, the Parties have caused this JDA to be duly executed and delivered as of the date first above written.

JANSSEN R&D IRELAND

By:	________________________ Name: Margaret Dunlea Title: Managing Director

Signature Page to the Amended and Restated Janssen Distributor Agreement

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

IN WITNESS WHEREOF, the Parties have caused this JDA to be duly executed and delivered as of the date first above written.

GILEAD SCIENCES, INC.

By:	________________________ Name: John F. Milligan, Ph.D. Title: President and Chief Operating Officer
GILEAD SCIENCES IRELAND UC

By:	________________________ Name: John F. Milligan, Ph.D. Title: Director

Signature Page to the Amended and Restated Janssen Distributor Agreement

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

SCHEDULE LIST:

Schedule 11.3:    Approved Manufacturing Sites

EXHIBIT LIST:

Exhibit B-0:        Invoicing and Payment Terms for Janssen Countries
Exhibit B-1:        Financial Calculations for Territory Combination Product in Janssen                 Countries
Exhibit B-2:        TCP Actual Supply Price Reductions for Janssen Countries
Exhibit B-3:        Payment Terms for TCP Invoices for Janssen Countries
Exhibit C:        Financial Reporting

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Schedule 11.3
Approved Manufacturing Sites

CURRENT AS OF DECEMBER 15, 2014

[*]

Schedule 11.3 Page 1 of 2
44901869_19
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Exhibit B-0
Invoicing and Payment Terms for Janssen Countries

1	PAYMENTS
1.1    Payments.
1.1.1    Payment of TCP Interim Supply Price. Gilead shall submit an invoice to Janssen at the TCP Interim Supply Price for any Units of Territory Combination Product used or intended to be used for commercial purposes at the time of Delivery to Janssen of such Territory Combination Product or promptly thereafter. Payments with respect to each such invoice shall be payable and due in accordance with the terms of this JDA, including Section 1.4 and Section 1.5.1 of this Exhibit B-0. For clarity, for each Territory Combination Product, the TCP Interim Supply Price shall be invoiced collectively for the Janssen Countries in Region A, Region B and Region C.
1.1.2    Monthly Payments. Subject to Exhibit B-1, for each Territory Combination Product, Janssen shall make a Monthly Payment with respect to all Janssen Countries that are Janssen Post-Conversion Supply Price Countries in Region A, Region B and Region C (in a single amount for all such Janssen Post-Conversion Supply Price Countries), subject to any adjustments specified hereunder, which payment shall be payable and due in accordance with the terms of this JDA, including Sections 1.4, 1.5.2 and 1.5.3 of this Exhibit B-0.
1.2    TCP Actual Supply Price and Additional Supply Price Reductions. The TCP Actual Supply Price or Additional Supply Price, as applicable, for each Territory Combination Product in each Janssen Post-Conversion Supply Price Country shall be adjusted as set forth in Exhibit B-2 (provided that, with respect to Section A of Exhibit B-2, such adjustments shall apply only with respect to [*].
1.3    Monthly Payment Term. For each Territory Combination Product, the Monthly Payment shall be made for the Janssen Post-Conversion Supply Price Countries in Region A, Region B and Region C, until the expiration of the last to expire Monthly Payment Term in the Janssen Post-Conversion Supply Price Countries in Region A, Region B and Region C (and the calculations in Exhibit B-1 shall take account of the exclusion of countries for which the Monthly Payment Term has expired following the end of the applicable Monthly Payment Term). “Janssen Post-Conversion Supply Price Country(ies)” shall mean any Janssen Countries in the Territory for which a Monthly Payment Term is in effect.
1.4    Mode of Payment. All payments to Gilead hereunder shall be made by wire transfer of U.S. Dollars in the requisite amount to the account designated by Gilead; provided, however, that any notice by Gilead of a change in such account shall not be effective [*].
1.5    Reports & Payments.

Exhibit B-0 Page 1 of 4

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

1.5.1    TCP Interim Supply Price Payments. TCP Interim Supply Invoices shall be due and payable by Janssen or its designated Affiliate in accordance with Exhibit B-3.
1.5.2    Monthly Payments. For each Territory Combination Product, Janssen or its designated Affiliate shall make the Monthly Payments collectively for Region A, Region B and Region C, for each Universal Calendar Month during the Term in accordance with Exhibit B-3, subject to prior receipt of an invoice from Gilead for such amount.
1.5.3    Monthly Payment Calculation. For each Territory Combination Product, the calculation of a Monthly Payment shall be based on the total number of Units of such Territory Combination Product sold by Janssen and its Affiliates to Third Parties during such Universal Calendar Month (adjusted on a pro rata basis in the event that the applicable Monthly Payment Term has expired during such Universal Calendar Month) in Janssen Countries that are Janssen Post-Conversion Supply Price Countries where the Monthly Payment Term has not yet expired, as provided in Exhibit B-1.
1.5.4    Monthly Reports. Janssen shall provide to Gilead the Post-Launch NSP Information and monthly reports described in Exhibit C on a product-by-product and country-by-country basis setting forth the Units of each Territory Combination Product sold. Such Post-Launch NSP Information and monthly reports shall be due no later than five (5) Business Days after the end of each Universal Calendar Month. All other reports described on Exhibit C shall be provided by the applicable Party to the other Party within the time periods set forth in Exhibit C. Gilead shall be responsible for making the calculations set forth in Exhibit B-1.
1.5.5    Other Payments. For all other payments due hereunder, the invoicing Party shall submit an invoice to the paying Party and such invoices shall be due and payable within [*] after receipt unless otherwise provided in this JDA or the Collaboration Agreement.
1.5.6    Communication of Non-Public Pricing Information. The Parties shall communicate all non-public Net Selling Price information necessary to perform the financial calculations required by this JDA solely through their respective representatives on the Financial Reporting Committee or as otherwise approved by such committee.
1.5.7    Other Reports. Without limitation of the foregoing, each Party shall also provide such other financial-related reports as are set forth on Exhibit C and otherwise comply with the requirements of Exhibit C.
1.6    [Reserved].
1.7    Currency Conversion. The Party responsible for making any currency conversions hereunder shall, in a manner consistent with Gilead’s then-current standard worldwide currency conversion methodology, convert the applicable amounts incurred or sold, as the case may be, into the applicable currency. Gilead’s standard worldwide currency conversion methodology on the Restatement Effective Date is based on a monthly rate that is within the day’s trading range during NYC trading hours in Bloomberg Professional service application on the third (3rd) to last Business Day of the prior month. Gilead shall inform

Exhibit B-0 Page 2 of 4

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Janssen of any changes to its standard worldwide currency conversion methodology prior to any such changes becoming effective. For clarity, all currency conversions required under this Section 1.7 shall use the exchange rate for the applicable month then used by Gilead in accordance with the foregoing.
1.8    Audits. Section 10.8.1, Section 10.8.2 (except Section 10.8.2.1), Section 10.8.3 and Section 10.8.4 of the Collaboration Agreement shall apply mutatis mutandis to the Janssen Countries.
1.9    Interest Due. In case of any delay in payment by a Party to the other Party hereunder, interest on the overdue payment shall accrue at an annual interest rate equal to the lower of (a) the sum of (i) the prime rate of interest in force on the date the payment is due as published in The Wall Street Journal (Eastern United States Edition) and (ii) [*] and (b) the maximum rate of interest permissible by Applicable Law. The foregoing interest shall be due from the paying Party without any special notice.
1.10    Tax Withholding. Section 10.10 of the Collaboration Agreement shall apply mutatis mutandis to payments under this JDA.
1.11    [Reserved].
1.12    [Reserved].
1.13    [Reserved].
1.14    [Reserved].
1.15    [Reserved].

2	FINANCIAL CALCULATIONS AND ADJUSTMENTS
2.1    Calculations. Section 11.1 of the Collaboration Agreement shall apply mutatis mutandis to calculations hereunder.
2.2    [Reserved].
2.3    [Reserved].
2.4    [Reserved].
2.5    [Reserved].
2.6    [Reserved].
2.7    [Reserved].
2.8    [Reserved].

Exhibit B-0 Page 3 of 4

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

2.9    [Reserved].
2.10    Application of Original Agreement. Notwithstanding anything to the contrary in the Collaboration Agreement, this JDA or any other Ancillary Agreement, the provisions related to pricing, revenue sharing, payment, financial reporting and audit and committees related to the foregoing (including the Discount Committee (as defined in the Original Agreement) and the Launch Coordination Committee (as defined in the Original Agreement)) of the Original Agreement and not the provisions related to pricing, revenue sharing, payment, financial reporting, audit and committees of the Collaboration Agreement or this JDA shall govern any applicable activities conducted by the Parties (including any Triggering Sales (as defined in the Original Agreement)) with respect to Territory Complera on or before December 31, 2014, as well as any audits hereunder with respect to such period.
2.11    Japan. [*].

Exhibit B-0 Page 4 of 4

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Exhibit B-1
Financial Calculations for Territory Combination Product in Janssen Countries

Capitalized terms not defined in this Exhibit B-1 shall have the meanings set forth in the Collaboration Agreement or in Exhibit B-2. The following terms and conditions of this Exhibit B-1 are subject to Exhibit B-2. This Exhibit B-1 shall apply to Triggering Sales of each Territory Combination Product in Janssen Countries other than Japan.

A.	TCP Actual Supply Price, TCP Interim Supply Price, Unit Pre-Conversion Supply Price.

1.	[*].

2.	[*].

3.	[*].

4.	[*].
B.    [*]

1.	[*].

2.	[*].

3.	[*].

4.	[*].

5.	[*].

6.	[*].

7.	[*].

8.	[*].

9.	[*].

C.	[*]

1.	[*]

(a)    [*]

Exhibit B-1 Page 1 of 11
44901869_19
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

(b)    [*].

2.	[*].

3.	[*].
(a) [*]
(b) [*].
D.    [*].

1.	[*]

2.	[*].

3.	[*]

4.	[*].
E.    [*].
F.    Other

1.	“Triggering Sale” shall have the meaning set forth in Paragraph 1 of Section I of Annex M-1 of the Collaboration Agreement.

2.	“Universal Calendar Month” shall have the meaning set forth in Paragraph 2 of Section I of Annex M-1 of the Collaboration Agreement.

3.	“Universal Calendar Quarter” shall have the meaning set forth in Paragraph 3 of Section I of Annex M-1 of the Collaboration Agreement.

4.	“Universal Calendar Year” shall have the meaning set forth in Paragraph 4 of Section I of Annex M-1 of the Collaboration Agreement.
An example of the calculation of the TCP Actual Supply Price and the Monthly Payment is included below for illustrative purposes only:

Exhibit B-1 Page 2 of 11
44901869_19
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Region A Janssen Countries
[*]

Regions B and C Janssen Countries
[*]

Exhibit B-1 Page 3 of 11
44901869_19
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Exhibit B-2
TCP Actual Supply Price Reductions for Janssen Countries
[*].

A.	[*].

B.	[*].

C.	[*].

Exhibit B-2 Page 1 of 1
44901869_19
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Exhibit B-3
Payment Terms for TCP Invoices for Janssen Countries
Capitalized terms not defined in this Exhibit B-3 shall have the meanings set forth in the Collaboration Agreement. The payment terms for the Interim TCP Invoices and Final TCP Invoices for the Janssen Countries are as follows:

Within fifteen (15) Business Days after the end of each calendar month, with respect to any Triggering Sales of each Territory Combination Product in Janssen Countries occurring in the corresponding Universal Calendar Month, (a) Gilead shall notify Janssen of the date by which any Interim TCP Invoice (or portion thereof) with respect to such Triggering Sales of each applicable Territory Combination Product is due and payable and (b) Gilead shall calculate the TCP Actual Supply Price (if applicable) for Units of each applicable Territory Combination Product for which Triggering Sales occurred in such Universal Calendar Month in accordance with Exhibit B-1, and shall notify Janssen of the amount of such TCP Actual Supply Price for such Units of Territory Combination Product.

The due date for all Interim TCP Invoices and Final TCP Invoices (the “Janssen Payment Term”) initially shall be [*].

For each Interim TCP Invoice (or portion thereof) for which a due date is set based on Triggering Sales during the Monthly Payment Term in a given Universal Calendar Month, Janssen shall notify Gilead (or its applicable Affiliate) that Gilead should issue a corresponding invoice for the Additional Supply Price corresponding to the Units of Territory Combination Product that are the subject of such Interim TCP Invoice (or portion thereof) (such invoice, the “Final TCP Invoice”), which invoice shall have the same due date as the corresponding Interim TCP Invoice (or portion thereof).

Exhibit B-3 Page 1 of 1
44901869_19
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Exhibit B-4
Revaluation of Territory Combination Product

Within fifteen (15) Business Days following December 31, 2014, Gilead shall provide Janssen with a credit note with respect to each outstanding invoice for Territory Complera purchased by Janssen on or before December 31, 2014 for Territory Complera for which a Triggering Sale has not occurred on or before December 31, 2014 to reflect the amount in U.S. Dollars that equals the difference between the amount charged on the original invoice and the Interim TCP Invoice. Any credit note shall be issued to the entity (Janssen or the Janssen Affiliate) initially invoiced for the quantity of Territory Complera in question and shall only be creditable against amounts owed by the entity (Janssen or the Janssen Affiliate) to which the credit note was issued.

Exhibit B-4 Page 1 of 1
44901869_19
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Exhibit C
Financial Reporting

Capitalized terms not defined in this Exhibit C shall have the meanings set forth in the Collaboration Agreement or in Exhibit B-1, Exhibit B-2 or Exhibit B-3.

A.	[Reserved].
B.    [*].
C.    [*].
D.    [*].
(i) [*]

(ii) [*].

Forecasts Generally. Any forecasts provided pursuant to this Section D of this Exhibit C are, for clarity, the Confidential Information of the providing Party. Except as expressly provided hereunder, each Party shall ensure that such forecast(s) are made available only (x) to its Financial Reporting Committee representatives and Necessary Personnel and (y) as required to comply with the In-License Requirements (which forecasts the receiving Party shall provide to its licensor only to the extent required to be provided under the applicable In-License Agreement and subject to confidentiality thereunder and Section 15.2.4 of the Collaboration Agreement). Neither Party shall be liable for any differences between its forecasted information and the actual corresponding sales realized by such Party.

E.    Right to Decline. Upon advance written notice to Janssen, Gilead may decline to receive any of the aforesaid data, information or forecasts (including any data, information or forecasts provided under Annex N of the Collaboration Agreement) (except to the extent that the information is required to be exchanged in order to perform the financial calculations required under the JDA).

F.    [*].

G.    [*].

H.    [*].

I.    [Reserved].

Exhibit C Page 1 of 1
44901869_19
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex AA-1: Regions
Regions

For clarity, the applicable region shall automatically include any country that is derived from the territory of a country listed below.

[*]

[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

[*]

[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]

Region B

Annex AA-1 Page 1 of 3

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Algeria	Iran	Paraguay
Azerbaijan	Iraq	Peru
Belarus	Jordan	Philippines
Cayman Islands	Libya	Sint Maarten
Curacao	Morocco	Tunisia
China (Mainland)	Panama	Ukraine
Egypt

Region C

Annex AA-1 Page 2 of 3

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Afghanistan	Georgia	Guatemala
Angola	Ghana	Guinea
Anguilla	Grenada	Rwanda
Antigua and Barbuda	Guinea-Bissau	Saint Kitts and Nevis
Armenia	Guyana	Saint Lucia
Aruba	Haiti	Saint Vincent and the Grenadines
Bahamas	Honduras	Samoa
Bangladesh	India	Sao Tome and Principe
Barbados	Indonesia	Senegal
Belize	Jamaica	Seychelles
Benin	Kazakhstan	Sierra Leone
Bhutan	Kenya	Solomon Islands
Bolivia	Kiribati	Somalia
Botswana	Korea, Dem. People’s Rep of	South Africa
British Virgin Islands	Kyrgyzstan	South Sudan
Burkina Faso	Lao, People’s Dem. Rep.	Sri Lanka
Burundi	Lesotho	Sudan
Cambodia	Liberia	Suriname
Cameroon	Madagascar	Swaziland
Cape Verde	Malawi	Syria
Central African Republic	Maldives	Tajikistan
Chad	Mali	Tanzania, U. Rep. of
Comoros	Mauritania	Thailand
Congo	Mauritius	Timor-Leste
Congo, Dem. Rep. of the	Moldova, Rep. of	Togo
Cote d'Ivoire	Mongolia	Tonga
Cuba	Montserrat	Trinidad and Tobago
Djibouti	Mozambique	Turkmenistan
Dominica	Myanmar	Turks and Caicos
Dominican Republic	Namibia	Tuvalu
Ecuador	Nauru	Uganda
El Salvador	Nepal	Uzbekistan
Equatorial Guinea	Nicaragua	Vanuatu
Eritrea	Niger	Vietnam
Ethiopia	Nigeria	Yemen
Fiji	Pakistan	Zambia
Gabon	Palau	Zimbabwe
Gambia	Papua New Guinea

Annex AA-1 Page 3 of 3

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex AA-2: Janssen Countries

The Janssen Countries as of the Restatement Effective Date are listed below.

Region A

Country	Gilead Marketing Approval (if any) that is required in order for Janssen to Obtain or Maintain a Marketing Approval in the applicable Janssen Country
	For Janssen Obtaining Marketing Approval	Certificate of Pharmaceutical Product (import license) For Janssen Maintaining Marketing Approval
Hong Kong*	[*]	[*]
Israel	[*]	[*]
Japan	[*]	[*]
Mexico	[*]	[*]
Russia	[*]	[*]
Singapore	[*]	[*]
South Korea	[*]	[*]
Taiwan	[*]	[*]

*The Marketing Approval for Macau is dependent on the Marketing Approval for Hong Kong.

Region B

Country	Referenced Gilead Marketing Approval (if any) that is required in order for Janssen to Obtain or Maintain a Marketing Approval in the applicable Janssen Country
	For Janssen Obtaining Marketing Approval	Certificate of Pharmaceutical Product (import license) For Janssen Maintaining Marketing Approval
Azerbaijan	[*]	[*]
Belarus	[*]	[*]
China (Mainland)	[*]	[*]
Ukraine	[*]	[*]

Annex AA-2 Page 1 of 2

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Region C

Country	Referenced Gilead Marketing Approval (if any) that is required in order for Janssen to Obtain or Maintain a Marketing Approval in the applicable Janssen Country
	For Janssen Obtaining Marketing Approval	Certificate of Pharmaceutical Product (import license) For Janssen Maintaining Marketing Approval
Armenia	[*]	[*]
Kazakhstan	[*]	[*]
Kyrgyzstan	[*]	[*]
Tajikistan	[*]	[*]
Uzbekistan	[*]	[*]

Annex AA-2 Page 2 of 2

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex BB: [Reserved]

Annex BB Page 1 of 1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex CC: [Reserved]

Annex CC Page 1 of 1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex DD: [Reserved]

Annex DD Page 1 of 1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex EE: Planned or Possible R/F/TAF Product Clinical Studies

	Study	Description	Comments
1	[*]	[*]	[*]
2	Phase 3b Study GS-US-366-1216	CompleraàR/F/TAF 48-week Switch Study	[*] Dosing Q1 2015
3	Phase 3b Study GS-US-366-1160	Atripla® àR/F/TAF 48-week Switch Study	[*] Dosing Q1 2015
4	[*]	[*]	[*]
5	[*]	[*]	[*]
6	[*]	[*]	[*]
7	[*]	[*]	[*]
8	[*]	[*]	[*]
9	[*]	[*]	[*]
10	[*]	[*]	[*]
11	[*]	[*]	[*]

Annex EE Page 1 of 1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex FF: Co-Detailing Countries

1.	Australia

2.	Austria

3.	Belgium

4.	Canada

5.	Croatia

6.	Czech Republic

7.	Denmark

8.	Estonia

9.	Finland

10.	France

11.	Germany

12.	Greece

13.	Hungary

14.	Iceland

15.	Ireland

16.	Italy

17.	Latvia

18.	Lithuania

19.	Luxembourg

20.	Netherlands

21.	New Zealand

22.	Norway

23.	Poland

24.	Portugal

25.	Romania

26.	Slovak Republic

27.	Slovenia

28.	Spain

29.	Sweden

30.	Switzerland

31.	Turkey

32.	United Kingdom

33.	United States

Annex FF Page 1 of 1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex GG-1: GS 7340; Tenofovir Alafenamide Fumarate

Registry Number:     379270-37-8
Absolute stereochemistry

Formula:	C21 H29 N6 O5 P

CA Index Name:	L-Alanine, N-[(S)-[[(1R)-2-(6-amino-9H-purin-9-yl)-1-methylethoxy]methyl]phenoxyphosphinyl]-, 1-methylethyl ester

Other Names:	GS 7340; Tenofovir alafenamide fumarate

Annex GG-1 Page 1 of 1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex GG-2: Tenofovir Disoproxil Fumarate

CAS Registry Number: 202138-50-9

C19 H30 N5 O10 P . C4 H4 O4
2,4,6,8-Tetraoxa-5-phosphanonanedioic acid, 5-[[(1R)-2-(6-amino-9H-purin-9-yl)-1-methylethoxy]methyl]-, 1,9-bis(1-methylethyl) ester, 5-oxide, (2E)-2-butenedioate (1:1)
2,4,6,8-Tetraoxa-5-phosphanonanedioic acid, 5-[[(1R)-2-(6-amino-9H-purin-9-yl)-1-methylethoxy]methyl]-, bis(1-methylethyl) ester, 5-oxide, (2E)-2-butenedioate (1:1) (9CI); 2,4,6,8-Tetraoxa-5-phosphanonanedioic acid, 5-[[2-(6-amino-9H-purin-9-yl)-1-methylethoxy]methyl]-, bis(1-methylethyl) ester, 5-oxide, (R)-, (E)-2-butenedioate (1:1); GS 4331-05; PMPA Prodrug; Tenofovir DF; Tenofovir disoproxil fumarate; Virea;Viread

Annex GG-2 Page 1 of 1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex GG-3: Emtricitabine

Registry Number:	143491-57-0
Absolute stereochemistry. Rotation (-)

Formula:	C8 H10 F N3 O3 S

CA Index Name:	2(1H)-Pyrimidinone, 4-amino-5-fluoro-1-[(2R,5S)-2-(hydroxymethyl)-1,3-oxathiolan-5-yl]-

Other Names:
2(1H)-Pyrimidinone, 4-amino-5-fluoro-1-[2-(hydroxymethyl)-1,3-oxathiolan-5-yl]-, (2R-cis)-; 1,3-Oxathiolane, 2(1H)-pyrimidinone deriv.; (-)-2’,3’-Dideoxy-5-fluoro-3’-thiacytidine; (-)-2’-Deoxy-5-fluoro-3’-thiacytidine; (-)-FTC; 524W91; BW 1592; BW 524W91; Coviracil; Emtricitabine; Emtriva; FTC, (-)-

Annex GG-3 Page 1 of 1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex GG-4: Rilpivirine
Registry Number:      500287-72-9

                                                                        Absolute stereochemistry

Formula:                     C22 H18 N6

CA Index Name:         Benzonitrile, 4-[[4-[[4-[(1E)-2-cyanoethenyl]-2,6-dimethylphenyl]amino]-2-pyrimidinyl]amino]

Other names:             (E)-4-((4-((4-(2-cyanovinyl)-2,6-dimethylphenyl)amino)pyrimidin-2-yl)amino)benzonitrile; Rilpivirine; Edurant; R 278474; TMC 278

Annex GG-4 Page 1 of 1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex GG-5: 3TC

Registry Number:	134678-17-4
Absolute stereochemistry. Rotation (-)

Formula:	C8 H11 N3 O3 S

CA Index Name:	2(1H)-Pyrimidinone, 4-amino-1-[(2R,5S)-2-(hydroxymethyl)-1,3-oxathiolan-5-yl]-

Other Names:
2(1H)-Pyrimidinone, 4-amino-1-[2-(hydroxymethyl)-1,3-oxathiolan-5-yl]-, (2R-cis)-; 1,3-Oxathiolane, 2(1H)-pyrimidinone deriv.; (-)-2’-Deoxy-3’-thiacytidine; (-)-BCH 189; 2-Hydroxymethyl-5-(cytosin-1-yl)-1,3-oxathiolane; 3TC; BCH 189, (-)-; Epivir; Epivir HBV; GR 109714X; Hepitec; Heptodin; Heptovir; L-SddC; Lamivir; Lamivudine; Virolam; Zeffix; Zefix; cis(-)-2-Hydroxymethyl-5-(cytosin-1-yl)-1,3-oxathiolane; β-L-2’,3’-Dideoxy-3’-thiacytidine; β-L-3’-Thia-2’,3’-dideoxycytidine

Annex GG-5 Page 1 of 1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex GG-6: [Reserved]

Annex GG-6 Page 1 of 1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex HH: Ongoing Edurant Studies

1.
TMC278-TiDP38-C213: A Phase 2, open label, single arm study to evaluate the pharmacokinetics, safety, tolerability, and antiviral activity of RPV in antiretroviral naïve HIV-1 infected adolescents aged 12 to <18 years.

2.	TMC114HIV3015: A single arm, open label study to assess the pharmacokinetics of darunavir/ritonavir and/or etravirine and RPV in HIV-1 infected pregnant women.

3.
TMC278-TiDP38-C220 (= IMPAACT P1111 trial): A Phase 2, open label, single arm study to evaluate the pharmacokinetics, safety, tolerability, and antiviral activity of RPV in antiretroviral naïve HIV-1 infected adolescents aged <12 years.

Annex HH Page 1 of 1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex II: Rights of Reference

Rights of Reference to Gilead for Territory Complera:
[*]

Rights of Reference to Gilead for Territory R/F/TAF Product:

[*]

Rights of Reference to Janssen for Territory Complera:

[*]

Rights of Reference to Janssen for Territory R/F/TAF Product:

[*]

Annex II Page 1 of 1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex JJ: Registration Plan
R/F/TAF Fixed Dose Combination Tablet  (STR)

Country	Planned Submission Date**	Anticipated Approval Date
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

[*]

Current initial target indications ([*])
[*]

Annex JJ Page 1 of 1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24B-2

Annex KK: Insurance Requirements
I.    Gilead:
Gilead shall maintain, at its sole cost and expense, the following minimum amounts of insurance coverage:
(A)     Clinical Trials Liability Insurance: Insuring against claims for bodily injury arising out of Gilead’s (or its Affiliates’ or Sublicensees’) sponsored clinical trials. Coverage and limits shall, at a minimum, comply with statutory/country requirements where the trials will be performed.
(B)     General and Products Liability: Insuring against claims, including bodily injury, property damage and advertising liability, with minimum limits of not less than $50,000,000 U.S., covering claims brought and suits served anywhere in the world.
II.    Janssen:
Janssen shall maintain, at its sole cost and expense, the following minimum amounts of insurance coverage:
(A)     Clinical Trials Liability Insurance: Insuring against claims for bodily injury arising out of Janssen’s (or its Affiliates’ or Sublicensees’) sponsored clinical trials. Coverage and limits shall, at a minimum, comply with statutory/country requirements where the trials will be performed.
(B)     General and Products Liability: Insuring against claims, including bodily injury, property damage and advertising liability, with minimum limits of not less than $50,000,000 U.S., covering claims brought and suits served anywhere in the world.
III.    General Terms:
(A)    In the event that any of the required policies of insurance are written on a claims-made basis, then such policies shall be maintained during the Term and for a period of not less than five (5) years following the termination or expiration of the Agreement.
(B)    Each Party may elect to self-insure its respective risks. For the avoidance of doubt, nothing contained in this Annex KK is intended, or shall be construed, to limit a Party’s indemnity obligations pursuant to Article 18 of the Agreement.
(C)    Each Party shall provide written evidence of insurance upon written request upon execution of this Agreement and upon written request annually thereafter, evidencing the policies above, and shall provide that the foregoing policies shall not be cancelled, terminated or materially altered without thirty (30) days’ prior written notice to the other Party.

Annex KK Page 1 of 1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.